UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Index Funds

Semi-Annual Report April 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Equity Index Fund	FAEIX	FCEIX	FADSX	FEIIX
Nuveen Mid Cap Index Fund	FDXAX	FDXCX	FMCYX	FIMEX
Nuveen Small Cap Index Fund	FMDAX	FPXCX	ARSCX	ASETX

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Must be preceded by or accompanied by a prospectus.

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Table

of Contents

Nuveen	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level, a surprisingly weak jobs growth report in May was a disappointing sign, although not necessarily indicative of a lasting downtrend. Wages have grown slightly but not nearly enough to reinvigorate Americans’ buying power. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

Furthermore, frail economies across the rest of the world have continued to cast a shadow over the U.S. Although the European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown but investors are still worried about where the world’s second-largest economy might ultimately land. Additionally, global markets were surprised by the U.K.’s June 23, 2016 referendum vote to leave the European Union, known as “Brexit.” Heightened price volatility and negative sentiment are to be expected in the near term as markets readjust and await clarity on the Brexit process and its impact on the U.K., Europe and across the world.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to again hold rates steady.

With global economic growth still looking fairly fragile, financial markets have become more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 24, 2016

4	Nuveen

Portfolio Managers’

Comments

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. During this reporting period, David A. Friar and Michael N. Lindh, CFA and CPA, were the portfolio managers for the Funds. David has managed the Nuveen Equity Index Fund since 2000 and the Nuveen Mid Cap Index Fund and the Nuveen Small Cap Index Fund since 2001. Michael was named co-manager of all three Funds in 2014.

On the following pages, the portfolio managers discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2016.

Nuveen Equity Index Fund

How did the Fund perform during the six-month reporting period ended April 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV performed in line with the Lipper S&P 500® Index Objective Funds Classification Average, but underperformed the S&P 500® Index during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s investment objective is to replicate the return of the S&P 500® Index as closely as possible, with consideration given to turnover costs and fees. S&P/Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect merger and acquisition activity or share issuance and repurchasing. These changes typically result in low turnover, well below 10% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P 500® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund underperformed the S&P 500® Index during the six-month reporting period. The index experienced a divergence of approximately 19% between the returns of its top- and bottom-performing sectors during the period. The two best-performing sectors in the S&P 500® Index, telecommunication services and utilities, rose by double digits returning approximately 15% and 13%, respectively. At the same time, four sectors in the index fell into negative territory, led by information technology, which was down around 4%, and financials, which retreated approximately 2%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen	5

Portfolio Managers’ Comments (continued)

We also continued to invest in S&P 500® Index futures to convert cash into the equivalent of an S&P 500® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to relatively stable equity prices during the reporting period, there was no meaningful contribution to performance from these positions.

Nuveen Mid Cap Index Fund

How did the Fund perform during the six-month reporting period ended April 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Lipper Mid-Cap Core Funds Classification Average, but underperformed the S&P MidCap 400® Index for the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s investment objective is to replicate the return of the S&P MidCap 400® Index as closely as possible, with consideration given to turnover costs and fees. S&P/Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect merger and acquisition activity or share issuance and repurchasing. These changes typically result in low turnover, well below 20% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P MidCap 400® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund underperformed the S&P MidCap 400® Index during the reporting period. The index experienced a divergence of approximately 22% between the returns of its top- and bottom-performing sectors during the period. The two best-performing sectors in the S&P MidCap 400® Index, utilities and materials, rose by double digits returning approximately 15% and 14%, respectively. At the same time, four sectors in the index fell into negative territory, led by energy, which was down around 7%, and information technology, which retreated approximately 5%.

We also continued to invest in S&P MidCap 400® E-mini Index futures to convert cash into the equivalent of an S&P MidCap 400® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally rising mid cap equity prices during the reporting period, these positions contributed positively to performance.

Nuveen Small Cap Index Fund

How did the Fund perform during the six-month reporting period ended April 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Lipper Small-Cap Core Funds Classification Average and the Russell 2000® Index for the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s investment objective is to replicate the return of the Russell 2000® Index as closely as possible, with consideration given to turnover costs and fees. Russell Investments reconstitutes this index near the end of June each year, generally selecting the stocks

6	Nuveen

that are numbered 1001 through 3000 of the largest eligible U.S. companies. (To reduce turnover expenses, companies near the 1000 breakpoint remain in their prior category.) Throughout the remainder of the year, the number of stocks in the index will vary as appropriate IPOs are added quarterly and stocks are removed because of merger and acquisition activity or delisting. Share changes due to issuance and repurchasing are adjusted monthly. These changes typically result in low turnover, well below 20% per year. The majority of changes are from successful firms that move up to the Russell 1000® Index. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the Russell 2000® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund underperformed the Russell 2000® Index during the reporting period. The index experienced a divergence of approximately 24% between the returns of its top- and bottom-performing sectors during the reporting period. The best performing sector in the Russell 2000® Index, utilities, rose approximately 11%, followed by telecommunication services, which advanced 7%. At the same time, four sectors in the index fell into negative territory, led by energy, which was down around 13%, and health care, which retreated approximately 8%.

We also continued to invest in Russell 2000® Mini Index futures to convert cash into the equivalent of a Russell 2000® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to declining small cap equity prices during the reporting period, these positions contributed negatively to performance.

Nuveen	7

Risk Considerations

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

Mutual fund investing involves risk; principal loss is possible. The Funds’ investments in common stocks involve the risk of decline due to adverse company or industry news or a general economic decline. The use of derivatives involves substantial financial risk and transaction costs. In addition, each Fund may fail to match index performance. Small- and mid-cap stocks are subject to greater price volatility and liquidity risks.

8	Nuveen

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen	9

Fund Performance and Expense Ratios (continued)

Nuveen Equity Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	0.13%	0.60%	10.35%	6.34%
S&P 500® Index	0.43%	1.21%	11.02%	6.91%
Lipper S&P 500® Index Objective Funds Classification Average	0.14%	0.68%	10.39%	6.38%

Class C Shares	(0.25)%	(0.13)%	9.52%	5.55%
Class R3 Shares	0.01%	0.35%	10.07%	6.07%
Class I Shares	0.25%	0.86%	10.62%	6.60%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	8.13%	1.19%	10.90%	6.44%
Class C Shares	7.78%	0.46%	10.08%	5.65%
Class R3 Shares	8.04%	0.97%	10.64%	6.18%
Class I Shares	8.31%	1.48%	11.19%	6.71%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months of purchase, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.71%	1.46%	0.96%	0.46%
Net Expense Ratios	0.62%	1.37%	0.87%	0.37%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.37% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

10	Nuveen

Nuveen Mid Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	1.60%	(1.56)%	8.52%	7.17%
S&P MidCap 400® Index	2.04%	(0.94)%	9.20%	7.76%
Lipper Mid-Cap Core Funds Classification Average	(0.41)%	(4.51)%	7.45%	5.98%

Class C Shares	1.26%	(2.24)%	7.73%	6.38%
Class R3 Shares	1.46%	(1.80)%	8.26%	6.90%
Class I Shares	1.76%	(1.29)%	8.80%	7.43%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	6.05%	(4.16)%	8.87%	7.18%
Class C Shares	5.63%	(4.86)%	8.04%	6.39%
Class R3 Shares	5.96%	(4.37)%	8.60%	6.91%
Class I Shares	6.19%	(3.89)%	9.14%	7.45%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months of purchase, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.79%	1.54%	1.04%	0.54%
Net Expense Ratios	0.73%	1.48%	0.98%	0.48%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.50% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Nuveen	11

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	(2.13)%	(6.48)%	6.38%	4.92%
Russell 2000® Index	(1.90)%	(5.94)%	6.98%	5.42%
Lipper Small-Cap Core Funds Classification Average	(1.14)%	(5.07)%	6.60%	5.30%

Class C Shares	(2.47)%	(7.17)%	5.59%	4.13%
Class R3 Shares	(2.25)%	(6.72)%	6.12%	4.66%
Class I Shares	(2.00)%	(6.22)%	6.65%	5.18%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares	1.77%	(10.26)%	6.61%	4.75%
Class C Shares	1.41%	(10.90)%	5.80%	3.97%
Class R3 Shares	1.68%	(10.46)%	6.33%	4.49%
Class I Shares	1.88%	(10.07)%	6.86%	5.00%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months of purchase, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.00%	1.75%	1.25%	0.74%
Net Expense Ratios	0.81%	1.56%	1.06%	0.56%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2017, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.58% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

12	Nuveen

Holding

Summaries as of April 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Equity Index Fund

Fund Allocation

(% of net assets)

Common Stocks	95.3%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	27.2%
Money Market Funds	4.4%
U.S. Government and Agency Obligations	0.4%
Other Assets Less Liabilities	(27.3)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	5.9%
Banks	5.3%
Pharmaceuticals	5.3%
Internet Software & Services	4.0%
Software	3.9%
IT Services	3.6%
Technology Hardware, Storage & Peripherals	3.5%
Biotechnology	3.1%
Media	3.0%
Real Estate Investment Trust	2.8%
Health Care Providers & Services	2.6%
Diversified Telecommunication Services	2.6%
Specialty Retail	2.6%
Semiconductors & Semiconductor Equipment	2.5%
Insurance	2.5%
Industrial Conglomerates	2.5%
Aerospace & Defense	2.4%
Beverages	2.3%
Health Care Equipment & Supplies	2.2%
Food & Staples Retailing	2.2%
Diversified Financial Services	2.1%
Chemicals	2.0%
Internet & Catalog Retail	2.0%
Electric Utilities	1.9%
Capital Markets	1.9%
Household Products	1.8%
Other	18.8%
Common Stock Rights	0.0%
Investment Purchased with Collateral from Securities Lending	27.2%
Money Market Funds	4.4%
U.S. Government and Agency Obligations	0.4%
Other Assets Less Liabilities	(27.3)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc	2.7%
Microsoft Corporation	2.1%
Exxon Mobil Corporation	1.9%
Johnson & Johnson	1.6%
General Electric Company	1.5%

Nuveen	13

Holding Summaries as of April 30, 2016 (continued)

Nuveen Mid Cap Index Fund

Fund Allocation

(% of net assets)

Common Stocks	96.1%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	34.3%
Money Market Funds	3.8%
U.S. Government and Agency Obligations	0.5%
Other Assets Less Liabilities	(34.7)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	9.4%
Banks	5.5%
Insurance	5.2%
Machinery	4.4%
Software	4.1%
Electronic Equipment, Instruments & Components	3.9%
Health Care Equipment & Supplies	3.6%
Chemicals	3.3%
IT Services	3.3%
Food Products	2.5%
Electric Utilities	2.3%
Specialty Retail	2.3%
Health Care Providers & Services	2.1%
Hotels, Restaurants & Leisure	2.1%
Gas Utilities	2.1%
Oil, Gas & Consumable Fuels	2.1%
Commercial Services & Supplies	2.0%
Metals & Mining	1.8%
Aerospace & Defense	1.8%
Capital Markets	1.8%
Semiconductors & Semiconductor Equipment	1.7%
Energy Equipment & Services	1.6%
Containers & Packaging	1.5%
Household Durables	1.5%
Media	1.5%
Life Sciences Tools & Services	1.5%
Diversified Financial Services	1.5%
Other	19.7%
Common Stock Rights	0.0%
Investment Purchased with Collateral from Securities Lending	34.3%
Money Market Funds	3.8%
U.S. Government and Agency Obligations	0.5%
Other Assets Less Liabilities	(34.7)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Acuity Brands Inc.	0.7%
Mettler-Toledo International Inc.	0.6%
LKQ Corporation	0.6%
Fortune Brands Home & Security	0.6%
Alaska Air Group, Inc.	0.6%

14	Nuveen

Nuveen Small Cap Index Fund

Fund Allocation

(% of net assets)

Common Stocks	94.6%
Exchange-Traded Funds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	34.6%
Money Market Funds	5.0%
U.S. Government and Agency Obligations	0.3%
Other Assets Less Liabilities	(34.5)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	9.3%
Banks	9.0%
Biotechnology	4.4%
Software	4.3%
Health Care Equipment & Supplies	3.7%
Hotels, Restaurants & Leisure	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Machinery	2.8%
Electronic Equipment, Instruments & Components	2.8%
Specialty Retail	2.7%
Health Care Providers & Services	2.6%
IT Services	2.3%
Insurance	2.2%
Internet Software & Services	2.2%
Commercial Services & Supplies	2.1%
Thrifts & Mortgage Finance	1.9%
Chemicals	1.9%
Oil, Gas & Consumable Fuels	1.9%
Food Products	1.8%
Pharmaceuticals	1.7%
Media	1.5%
Communications Equipment	1.5%
Aerospace & Defense	1.5%
Gas Utilities	1.4%
Professional Services	1.2%
Household Durables	1.2%
Capital Markets	1.2%
Other	19.4%
Exchange-Traded Funds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Investment Purchased with Collateral from Securities Lending	34.6%
Money Market Funds	5.0%
U.S. Government and Agency Obligations	0.3%
Other Assets Less Liabilities	(34.5)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Steris PLC	0.3%
CubeSmart	0.3%
West Pharmaceutical Services Inc.	0.3%
Treehouse Foods Inc.	0.3%
Tyler Technologies Inc.	0.3%

Nuveen	15

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2016.

The beginning of the period is November 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,001.30	$997.50	$1,000.10	$1,002.50
Expenses Incurred During Period	$3.09	$6.80	$4.33	$1.84
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.78	$1,018.05	$1,020.54	$1,023.02
Expenses Incurred During Period	$3.12	$6.87	$4.37	$1.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.62%, 1.37%, 0.87% and 0.37% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16	Nuveen

Nuveen Mid Cap Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.00	$1,012.60	$1,014.60	$1,017.60
Expenses Incurred During Period	$3.66	$7.41	$4.91	$2.41
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.23	$1,017.50	$1,019.99	$1,022.48
Expenses Incurred During Period	$3.67	$7.42	$4.92	$2.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.73%, 1.48%, 0.98% and 0.48% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Small Cap Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$978.70	$975.30	$977.50	$980.00
Expenses Incurred During Period	$3.98	$7.66	$5.21	$2.76
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.84	$1,017.11	$1,019.59	$1,022.08
Expenses Incurred During Period	$4.07	$7.82	$5.32	$2.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.56%, 1.06% and 0.56% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen	17

Nuveen Equity Index Fund

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESMTENTS – 95.3%

	COMMON STOCKS – 95.3%

	Aerospace & Defense – 2.4%

24,167	Boeing Company, (2)	$3,257,712

11,351	General Dynamics Corporation	1,595,043

29,613	Honeywell International Inc., (2)	3,383,878

3,019	L-3 Communications Holdings, Inc.	397,089

10,191	Lockheed Martin Corporation, (2)	2,368,185

7,021	Northrop Grumman Corporation	1,448,151

11,602	Raytheon Company	1,465,913

5,089	Rockwell Collins, Inc.	448,799

10,522	Textron Inc.	406,991

30,186	United Technologies Corporation	3,150,513
	Total Aerospace & Defense	17,922,274

	Air Freight & Logistics – 0.7%

5,690	C.H. Robinson Worldwide, Inc.	403,819

7,067	Expeditors International of Washington, Inc.	350,594

9,947	FedEx Corporation	1,642,349

26,783	United Parcel Service, Inc., Class B	2,814,090
	Total Air Freight & Logistics	5,210,852

	Airlines – 0.5%

23,401	American Airlines Group Inc.	811,781

30,211	Delta Air Lines, Inc., (2)	1,258,892

24,760	Southwest Airlines Co.	1,104,544

13,950	United Continental Holdings Inc., (3)	639,050
	Total Airlines	3,814,267

	Auto Components – 0.3%

8,484	BorgWarner Inc., (2)	304,745

10,769	Delphi Automotive PLC	792,921

10,363	Goodyear Tire & Rubber Company	300,216

25,155	Johnson Controls, Inc., (2)	1,041,417
	Total Auto Components	2,439,299

	Automobiles – 0.6%

151,290	Ford Motor Company	2,051,492

54,541	General Motors Company	1,734,404

7,142	Harley-Davidson, Inc., (2)	341,602
	Total Automobiles	4,127,498

18	Nuveen

Shares	Description (1)	Value

	Banks – 5.3%

400,690	Bank of America Corporation	$5,834,046

31,443	BB&T Corporation, (2)	1,112,453

116,192	Citigroup Inc.	5,377,366

8,058	Citizens Financial Group Inc.	184,125

7,141	Comerica Incorporated	317,060

34,253	Fifth Third Bancorp.	627,172

32,229	Huntington BancShares Inc.	324,224

142,427	JP Morgan Chase & Co., (2)	9,001,386

33,744	KeyCorp.	414,714

5,767	M&T Bank Corporation, (2)	682,351

12,440	People’s United Financial, Inc.	192,820

19,571	PNC Financial Services Group, Inc., (2)	1,717,942

53,171	Regions Financial Corporation	498,744

21,831	SunTrust Banks, Inc.	911,226

63,373	U.S. Bancorp, (2)	2,705,393

179,273	Wells Fargo & Company	8,960,065

8,340	Zions Bancorporation	229,517
	Total Banks	39,090,604

	Beverages – 2.3%

3,900	Brown-Forman Corporation, (2)	375,648

151,208	Coca-Cola Company	6,774,118

8,117	Coca-Cola Enterprises Inc., (2)	425,980

6,903	Constellation Brands, Inc., Class A	1,077,282

7,661	Dr. Pepper Snapple Group	696,462

7,172	Molson Coors Brewing Company, Class B	685,858

5,828	Monster Beverage Corporation, (2), (3)	840,514

55,020	PepsiCo, Inc.	5,664,859
	Total Beverages	16,540,721

	Biotechnology – 3.1%

62,524	AbbVie Inc.	3,813,964

8,742	Alexion Pharmaceuticals Inc., (2), (3)	1,217,586

29,186	Amgen Inc.	4,620,144

23,547	Baxalta Inc., (2)	987,797

8,485	Biogen Inc., (3)	2,333,290

30,333	Celgene Corporation, (2), (3)	3,136,736

53,042	Gilead Sciences, Inc.	4,678,835

3,073	Regeneron Pharmaceuticals, Inc., (2), (3)	1,157,630

9,818	Vertex Pharmaceuticals Inc., (3)	828,050
	Total Biotechnology	22,774,032

Nuveen	19

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Building Products – 0.1%

3,729	Allegion PLC	$244,063

12,958	Masco Corporation	397,940
	Total Building Products	642,003

	Capital Markets – 1.9%

2,178	Affiliated Managers Group Inc., (3)	370,957

7,153	Ameriprise Financial, Inc.	685,973

41,747	Bank New York Mellon	1,679,899

4,899	BlackRock Inc., (2)	1,745,661

48,046	Charles Schwab Corporation	1,364,987

12,615	E*Trade Group Inc., (2), (3)	317,646

14,489	Franklin Resources, Inc.	541,019

15,243	Goldman Sachs Group, Inc.	2,501,529

17,205	Invesco LTD	533,527

4,125	Legg Mason, Inc.	132,454

59,283	Morgan Stanley	1,604,198

8,352	Northern Trust Corporation	593,660

15,522	State Street Corporation	967,021

9,630	T. Rowe Price Group Inc.	725,043
	Total Capital Markets	13,763,574

	Chemicals – 2.0%

7,532	Air Products & Chemicals Inc., (2)	1,098,843

2,530	Airgas, Inc.	360,373

9,353	CF Industries Holdings, Inc.	309,304

43,350	Dow Chemical Company	2,280,644

33,826	E.I. Du Pont de Nemours and Company	2,229,472

5,966	Eastman Chemical Company, (2)	455,683

10,338	Ecolab Inc., (2)	1,188,663

5,363	FMC Corporation	232,003

3,099	International Flavors & Fragrances Inc., (2)	370,238

13,417	LyondellBasell Industries NV	1,109,183

17,172	Monsanto Company	1,608,673

13,125	Mosaic Company, (2)	367,369

10,351	PPG Industries, Inc.	1,142,647

11,076	Praxair, Inc., (2)	1,300,987

3,043	Sherwin-Williams Company	874,284
	Total Chemicals	14,928,366

	Commercial Services & Supplies – 0.4%

6,820	ADT Corporation, (2)	286,304

3,399	Cintas Corporation	305,162

20	Nuveen

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

7,433	Pitney Bowes Inc.	$155,870

9,234	Republic Services, Inc.	434,644

3,405	Stericycle Inc., (2), (3)	325,382

16,478	Tyco International PLC	634,733

16,083	Waste Management, Inc.	945,520
	Total Commercial Services & Supplies	3,087,615

	Communications Equipment – 0.9%

194,252	Cisco Systems, Inc., (2)	5,339,987

2,669	F5 Networks, Inc., (2), (3)	279,578

4,578	Harris Corporation	366,286

14,194	Juniper Networks Inc.	332,140

6,156	Motorola Solutions Inc.	462,870
	Total Communications Equipment	6,780,861

	Construction & Engineering – 0.1%

5,391	Fluor Corporation	294,672

4,968	Jacobs Engineering Group, Inc., (3)	221,473

6,535	Quanta Services Incorporated, (3)	155,010
	Total Construction & Engineering	671,155

	Construction Materials – 0.1%

2,499	Martin Marietta Materials	422,906

5,112	Vulcan Materials Company	550,205
	Total Construction Materials	973,111

	Consumer Finance – 0.7%

31,799	American Express Company	2,080,609

20,465	Capital One Financial Corporation, (2)	1,481,461

16,074	Discover Financial Services	904,484

13,898	Navient Corporation	189,986

23,362	Synchrony Financial, (3)	714,176
	Total Consumer Finance	5,370,716

	Containers & Packaging – 0.3%

3,670	Avery Dennison Corporation	266,479

5,545	Ball Corporation, (2)	395,802

15,955	International Paper Company, (2)	690,373

6,451	Owens-Illinois, Inc., (3)	119,085

7,605	Sealed Air Corporation	360,173

9,850	WestRock Company	412,223
	Total Containers & Packaging	2,244,135

Nuveen	21

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Distributors – 0.1%

5,803	Genuine Parts Company	$556,914

	Diversified Consumer Services – 0.0%

9,157	H & R Block Inc.	185,338

	Diversified Financial Services – 2.1%

72,704	Berkshire Hathaway Inc., Class B, (3)	10,576,978

13,419	CME Group, Inc.	1,233,340

4,435	Intercontinental Exchange Group, Inc.	1,064,533

13,797	Leucadia National Corporation, (2)	230,134

6,993	Moody’s Corporation, (2)	669,370

5,009	NASDAQ Stock Market, Inc.	309,105

10,295	S&P Global, Inc.	1,100,021
	Total Diversified Financial Services	15,183,481

	Diversified Telecommunication Services – 2.6%

238,700	AT&T Inc.	9,266,334

21,154	CenturyLink Inc., (2)	654,716

44,316	Frontier Communications Corporation, (2)	246,397

12,147	Level 3 Communications Inc., (2), (3)	634,802

157,787	Verizon Communications Inc.	8,037,670
	Total Diversified Telecommunication Services	18,839,919

	Electric Utilities – 1.9%

19,056	American Electric Power Company, Inc.	1,210,056

26,527	Duke Energy Corporation, (2)	2,089,797

12,643	Edison International, (2)	893,987

6,927	Entergy Corporation	520,772

12,308	Eversource Energy, (2)	694,664

34,962	Exelon Corporation	1,226,817

16,439	FirstEnergy Corp.	535,747

17,874	NextEra Energy Inc., (2)	2,101,625

19,124	PG&E Corporation, (2)	1,113,017

4,447	Pinnacle West Capital Corporation	323,075

26,149	PPL Corporation	984,248

35,423	Southern Company	1,774,692

19,695	Xcel Energy, Inc., (2)	788,391
	Total Electric Utilities	14,256,888

	Electrical Equipment – 0.5%

335	Acuity Brands Inc.	81,703

9,141	Ametek Inc.	439,591

17,808	Eaton PLC	1,126,712

22	Nuveen

Shares	Description (1)	Value

	Electrical Equipment (continued)

24,957	Emerson Electric Company, (2)	$1,363,401

5,381	Rockwell Automation, Inc., (2)	610,582
	Total Electrical Equipment	3,621,989

	Electronic Equipment, Instruments & Components – 0.3%

11,922	Amphenol Corporation, Class A, (2)	665,605

43,185	Corning Incorporated	806,264

5,338	FLIR Systems Inc.	161,261

14,346	TE Connectivity Limited	853,300
	Total Electronic Equipment, Instruments & Components	2,486,430

	Energy Equipment & Services – 1.1%

16,992	Baker Hughes Incorporated	821,733

2,587	Diamond Offshore Drilling, Inc., (2)	62,761

8,806	FMC Technologies Inc., (3)	268,495

33,309	Halliburton Company, (2)	1,375,995

4,120	Helmerich & Payne Inc.	272,414

14,583	National-Oilwell Varco Inc., (2)	525,571

53,781	Schlumberger Limited	4,320,766

13,281	Transocean Inc., (2)	147,153
	Total Energy Equipment & Services	7,794,888

	Food & Staples Retailing – 2.2%

17,065	Costco Wholesale Corporation	2,527,838

42,576	CVS Health Corporation, (2)	4,278,888

37,824	Kroger Co., (2)	1,338,591

20,375	Sysco Corporation	938,676

33,488	Walgreens Boots Alliance Inc.	2,654,929

60,882	Wal-Mart Stores, Inc.	4,071,179

12,596	Whole Foods Market, Inc., (2)	366,292
	Total Food & Staples Retailing	16,176,393

	Food Products – 1.6%

23,102	Archer-Daniels-Midland Company, (2)	922,694

7,228	Campbell Soup Company	446,040

16,847	ConAgra Foods, Inc.	750,702

22,910	General Mills, Inc., (2)	1,405,299

5,566	Hershey Foods Corporation, (2)	518,250

11,398	Hormel Foods Corporation	439,393

4,098	JM Smucker Company	520,364

9,786	Kellogg Company	751,663

23,073	Kraft Heinz Company, (2)	1,801,309

4,476	McCormick & Company, Incorporated, (2)	419,759

Nuveen	23

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Food Products (continued)

7,236	Mead Johnson Nutrition Company, Class A Shares	$630,617

60,880	Mondelez International Inc.	2,615,405

12,127	Tyson Foods, Inc., Class A, (2)	798,199
	Total Food Products	12,019,694

	Gas Utilities – 0.0%

4,169	AGL Resources Inc.	274,570

	Health Care Equipment & Supplies – 2.2%

57,170	Abbott Laboratories, (2)	2,223,913

21,894	Baxter International, Inc., (2)	968,153

8,438	Becton, Dickinson and Company	1,360,712

53,934	Boston Scientific Corporation, (2), (3)	1,182,233

2,978	C. R. Bard, Inc.	631,842

5,611	DENTSPLY SIRONA Inc.	334,416

8,630	Edwards Lifesciences Corporation, (3)	916,592

2,329	Hologic Inc., (3)	78,231

1,486	Intuitive Surgical, Inc., (2), (3)	930,771

55,557	Medtronic, PLC	4,397,337

11,306	Saint Jude Medical Inc.	861,517

12,642	Stryker Corporation, (2)	1,378,104

3,961	Varian Medical Systems, Inc., (3)	321,554

6,856	Zimmer Holdings, Inc.	793,719
	Total Health Care Equipment & Supplies	16,379,094

	Health Care Providers & Services – 2.6%

13,990	Aetna Inc., (2)	1,570,657

7,435	AmerisourceBergen Corporation, (2)	632,719

10,498	Anthem Inc., (2)	1,477,803

13,138	Cardinal Health, Inc., (2)	1,030,807

2,591	Centene Corporation, (3)	160,538

10,334	CIGNA Corporation	1,431,672

6,430	Davita Inc., (3)	475,177

24,556	Express Scripts, Holding Company, (2), (3)	1,810,514

12,266	HCA Holdings Inc., (3)	988,885

3,346	Henry Schein Inc., (2), (3)	564,470

5,946	Humana Inc.	1,052,858

3,709	Laboratory Corporation of America Holdings, (3)	464,812

8,870	McKesson HBOC Inc., (2)	1,488,563

3,484	Patterson Companies, Inc.	151,031

5,760	Quest Diagnostics Incorporated	432,979

37,114	UnitedHealth Group Incorporated, (2)	4,887,172

24	Nuveen

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

3,682	Universal Health Services, Inc., Class B	$492,210
	Total Health Care Providers & Services	19,112,867

	Health Care Technology – 0.1%

12,326	Cerner Corporation, (2), (3)	691,982

	Hotels, Restaurants & Leisure – 1.7%

17,488	Carnival Corporation	857,786

1,166	Chipotle Mexican Grill, (2), (3)	490,851

4,576	Darden Restaurants, Inc., (2)	284,856

7,377	Marriott International, Inc., Class A, (2)	517,054

34,987	McDonald’s Corporation, (2)	4,425,506

6,580	Royal Caribbean Cruises Limited	509,292

57,358	Starbucks Corporation	3,225,240

6,549	Starwood Hotels & Resorts Worldwide, Inc.	536,232

4,366	Wyndham Worldwide Corporation, (2)	309,768

3,260	Wynn Resorts Ltd, (2)	287,858

15,860	YUM! Brands, Inc.	1,261,822
	Total Hotels, Restaurants & Leisure	12,706,265

	Household Durables – 0.4%

12,845	D.R. Horton, Inc.	386,121

4,545	Garmin Limited, (2)	193,753

2,761	Harman International Industries Inc., (2)	211,934

5,265	Leggett and Platt Inc.	259,512

7,043	Lennar Corporation, Class A	319,118

2,468	Mohawk Industries Inc., (2), (3)	475,411

10,747	Newell Rubbermaid Inc., (2)	489,418

12,883	PulteGroup Inc., (2)	236,918

2,997	Whirlpool Corporation, (2)	521,898
	Total Household Durables	3,094,083

	Household Products – 1.8%

3,626	Church & Dwight Company Inc.	336,130

5,163	Clorox Company, (2)	646,562

34,644	Colgate-Palmolive Company	2,456,952

14,004	Kimberly-Clark Corporation, (2)	1,753,161

102,933	Procter & Gamble Company, (2)	8,246,992
	Total Household Products	13,439,797

	Independent Power & Renewable Electricity Producers – 0.1%

25,602	AES Corporation	285,718

14,672	NRG Energy Inc.	221,547
	Total Independent Power & Renewable Electricity Producers	507,265

Nuveen	25

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 2.5%

23,478	3M Co., (2)	$3,929,748

22,562	Danaher Corporation, (2)	2,182,874

362,078	General Electric Company, (2)	11,133,898

3,921	Roper Technologies, Inc.	690,449
	Total Industrial Conglomerates	17,936,969

	Insurance – 2.5%

17,960	Ace Limited	2,116,766

16,299	AFLAC Incorporated	1,124,142

14,680	Allstate Corporation	954,934

44,605	American International Group, Inc., (2)	2,489,851

11,239	AON PLC	1,181,444

2,682	Assurant Inc.	226,817

5,927	Cincinnati Financial Corporation	391,241

15,393	Hartford Financial Services Group, Inc.	683,141

9,350	Lincoln National Corporation, (2)	406,257

10,392	Loews Corporation, (2)	412,355

20,226	Marsh & McLennan Companies, Inc., (2)	1,277,272

42,557	MetLife, Inc.	1,919,321

10,525	Principal Financial Group, Inc., (2)	449,207

22,578	Progressive Corporation	736,043

17,308	Prudential Financial, Inc., (2)	1,343,793

4,002	Torchmark Corporation	231,676

11,446	Travelers Companies, Inc., (2)	1,257,915

9,899	Unum Group	338,645

4,115	Willis Towers Watson PLC, (2)	513,964

11,601	XL Capital Ltd, Class A	379,701
	Total Insurance	18,434,485

	Internet & Catalog Retail – 2.0%

14,982	Amazon.com, Inc., (3)	9,881,977

4,016	Expedia, Inc., (2)	464,932

17,097	NetFlix.com Inc., (2), (3)	1,539,243

1,955	priceline.com Incorporated, (3)	2,626,855

4,531	TripAdvisor Inc., (3)	292,657
	Total Internet & Catalog Retail	14,805,664

	Internet Software & Services – 4.0%

6,859	Akamai Technologies, Inc., (3)	349,740

11,354	Alphabet Inc., Class A, (3)	8,037,270

11,532	Alphabet Inc., Class C Shares, (3)	7,991,791

42,081	eBay Inc., (3)	1,028,039

26	Nuveen

Shares	Description (1)	Value

	Internet Software & Services (continued)

89,056	Facebook Inc., Class A Shares, (3)	$10,471,204

4,008	VeriSign, Inc., (2), (3)	346,291

33,802	Yahoo! Inc., (3)	1,237,153
	Total Internet Software & Services	29,461,488

	IT Services – 3.6%

24,367	Accenture Limited, (2)	2,751,522

2,300	Alliance Data Systems Corporation, (2), (3)	467,613

17,631	Automatic Data Processing, Inc., (2)	1,559,286

23,637	Cognizant Technology Solutions Corporation, Class A, (2), (3)	1,379,692

5,552	CSRA Inc.	144,130

10,714	Fidelity National Information Services	704,981

8,652	Fiserv, Inc., (2), (3)	845,473

2,460	Global Payments Inc.	177,563

34,304	International Business Machines Corporation (IBM)	5,006,326

38,051	MasterCard, Inc.	3,690,566

12,465	Paychex, Inc., (2)	649,676

43,177	PayPal Holdings, Inc., (2), (3)	1,691,675

5,162	Teradata Corporation, (2), (3)	130,599

6,539	Total System Services Inc.	334,404

74,473	Visa Inc., (2)	5,752,295

19,477	Western Union Company, (2)	389,540

36,947	Xerox Corporation	354,691
	Total IT Services	26,030,032

	Leisure Products – 0.1%

4,512	Hasbro, Inc.	381,896

13,589	Mattel, Inc., (2)	422,482
	Total Leisure Products	804,378

	Life Sciences Tools & Services – 0.6%

12,720	Agilent Technologies, Inc.	520,502

5,909	Illumina Inc., (2), (3)	797,656

4,551	Perkinelmer Inc.	229,461

15,377	Thermo Fisher Scientific, Inc.	2,218,132

3,301	Waters Corporation, (3)	429,658
	Total Life Sciences Tools & Services	4,195,409

	Machinery – 1.3%

22,598	Caterpillar Inc.	1,756,317

6,292	Cummins Inc., (2)	736,353

11,625	Deere & Company, (2)	977,779

6,016	Dover Corporation, (2)	395,251

Nuveen	27

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Machinery (continued)

5,014	Flowserve Corporation, (2)	$244,733

12,603	Illinois Tool Works, Inc.	1,317,266

9,967	Ingersoll Rand Company Limited, Class A	653,237

13,634	PACCAR Inc., (2)	803,179

5,242	Parker Hannifin Corporation	608,177

7,079	Pentair Limited	411,148

2,254	Snap-on Incorporated	359,017

5,911	Stanley Black & Decker Inc.	661,559

6,927	Xylem Inc.	289,410
	Total Machinery	9,213,426

	Media – 3.0%

8,923	Cablevision Systems Corporation	297,939

16,368	CBS Corporation, Class B, (2)	915,135

94,412	Comcast Corporation, Class A, (2)	5,736,473

5,992	Discovery Communications Inc., Class A Shares, (2), (3)	163,642

9,236	Discovery Communications Inc., Class C Shares, (3)	247,340

15,604	Interpublic Group of Companies, Inc.	357,956

15,291	News Corporation, Class A Shares	189,914

9,297	Omnicom Group, Inc., (2)	771,372

3,781	Scripps Networks Interactive, Class A Shares	235,745

8,527	TEGNA Inc., (2)	199,191

10,993	Time Warner Cable, Class A	2,331,725

30,662	Time Warner Inc., (2)	2,303,922

43,440	Twenty First Century Fox Inc., Class A Shares	1,314,494

16,732	Twenty First Century Fox Inc., Class B Shares	503,968

13,445	Viacom Inc., Class B, (2)	549,901

58,249	Walt Disney Company, (2)	6,014,792
	Total Media	22,133,509

	Metals & Mining – 0.4%

50,026	Alcoa Inc.	558,790

45,403	Freeport-McMoRan, Inc., (2)	635,642

21,231	Newmont Mining Corporation	742,448

12,826	Nucor Corporation, (2)	638,478
	Total Metals & Mining	2,575,358

	Multiline Retail – 0.6%

11,290	Dollar General Corporation	924,764

9,419	Dollar Tree Stores Inc., (2), (3)	750,788

7,369	Kohl’s Corporation, (2)	326,447

12,041	Macy’s, Inc.	476,703

28	Nuveen

Shares	Description (1)	Value

	Multiline Retail (continued)

5,590	Nordstrom, Inc., (2)	$285,817

23,370	Target Corporation	1,857,915
	Total Multiline Retail	4,622,434

	Multi-Utilities – 1.1%

9,415	Ameren Corporation	451,920

17,268	CenterPoint Energy, Inc., (2)	370,399

10,756	CMS Energy Corporation	437,554

11,393	Consolidated Edison, Inc., (2)	849,918

22,782	Dominion Resources, Inc., (2)	1,628,230

6,965	DTE Energy Company	620,999

12,757	NiSource Inc.	289,711

19,652	Public Service Enterprise Group Incorporated	906,547

5,545	Scana Corporation, (2)	380,886

9,150	Sempra Energy	945,653

9,138	TECO Energy, Inc., (2)	253,762

12,249	WEC Energy Group, Inc.	713,014
	Total Multi-Utilities	7,848,593

	Oil, Gas & Consumable Fuels – 5.9%

19,731	Anadarko Petroleum Corporation, (2)	1,041,008

14,681	Apache Corporation, (2)	798,646

17,776	Cabot Oil & Gas Corporation, (2)	415,958

22,842	Chesapeake Energy Corporation, (2)	156,925

73,077	Chevron Corporation, (2)	7,467,008

3,715	Cimarex Energy Company	404,489

12,746	Columbia Pipeline Group, Inc.	326,553

5,012	Concho Resources Inc., (2), (3)	582,244

47,971	ConocoPhillips, (2)	2,292,534

19,567	Devon Energy Corporation	678,584

21,339	EOG Resources, Inc., (2)	1,763,028

6,473	EQT Corporation	453,757

161,150	Exxon Mobil Corporation, (2)	14,245,659

9,677	Hess Corporation, (2)	576,943

71,010	Kinder Morgan, Inc.	1,261,138

34,203	Marathon Oil Corporation	481,920

20,536	Marathon Petroleum Corporation, (2)	802,547

6,275	Murphy Oil Corporation, (2)	224,269

7,732	Newfield Exploration Company, (2), (3)	280,285

16,641	Noble Energy, Inc.	600,907

29,641	Occidental Petroleum Corporation, (2)	2,271,983

Nuveen	29

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

7,868	ONEOK, Inc.	$284,428

18,216	Phillips 66, (2)	1,495,716

6,335	Pioneer Natural Resources Company, (2)	1,052,244

6,580	Range Resources Corporation, (2)	290,244

15,921	Southwestern Energy Company, (2), (3)	213,819

26,943	Spectra Energy Corporation	842,508

4,940	Tesoro Corporation	393,669

18,253	Valero Energy Corporation	1,074,554

27,379	Williams Companies, Inc.	530,879
	Total Oil, Gas & Consumable Fuels	43,304,446

	Personal Products – 0.1%

9,064	Estee Lauder Companies Inc., Class A	868,966

	Pharmaceuticals – 5.3%

15,315	Allergan PLC, (2), (3)	3,316,616

64,785	Bristol-Myers Squibb Company, (2)	4,676,181

37,771	Eli Lilly and Company	2,852,844

7,802	Endo International PLC, (3)	210,654

107,078	Johnson & Johnson, (2)	12,001,301

4,949	Mallinckrodt PLC, (3)	309,411

107,695	Merck & Company Inc., (2)	5,905,994

16,219	Mylan NV, (3)	676,494

5,681	Perrigo Company, (2)	549,182

234,700	Pfizer Inc.	7,677,037

17,750	Zoetis Incorporated	834,783
	Total Pharmaceuticals	39,010,497

	Professional Services – 0.3%

4,607	Equifax Inc.	553,992

14,042	Nielsen Holdings PLC, (2)	732,150

5,089	Robert Half International Inc.	194,960

6,221	Verisk Analytics Inc., Class A Shares, (3)	482,625
	Total Professional Services	1,963,727

	Real Estate Investment Trust – 2.8%

16,449	American Tower Corporation, REIT	1,725,171

6,271	Apartment Investment & Management Company, Class A	251,216

5,316	AvalonBay Communities, Inc.	939,816

5,960	Boston Properties, Inc.	768,006

12,952	Crown Castle International Corporation	1,125,270

2,766	Equinix Inc.	913,748

14,169	Equity Residential	964,484

30	Nuveen

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

1,855	Essex Property Trust Inc.	$408,935

4,983	Extra Space Storage Inc.	423,306

2,801	Federal Realty Investment Trust, (2)	425,976

23,234	General Growth Properties Inc.	651,249

18,565	Health Care Property Investors Inc.	628,054

30,143	Host Hotels & Resorts Inc., (2)	476,862

7,699	Iron Mountain Inc.	281,244

16,127	Kimco Realty Corporation	453,491

4,919	Macerich Company	374,238

20,364	Prologis Inc.	924,729

5,715	Public Storage, Inc.	1,399,089

9,834	Realty Income Corporation	582,173

12,006	Simon Property Group, Inc., (2)	2,415,247

4,109	SL Green Realty Corporation	431,774

9,911	UDR Inc.	346,092

13,282	Ventas Inc., (2)	825,078

6,878	Vornado Realty Trust	658,431

13,499	Welltower Inc.	937,101

30,632	Weyerhaeuser Company, (2)	983,900
	Total Real Estate Investment Trust	20,314,680

	Real Estate Management & Development – 0.0%

11,829	CBRE Group Inc., (3)	350,493

	Road & Rail – 0.8%

37,376	CSX Corporation	1,019,244

3,458	J.B. Hunt Transports Services Inc.	286,599

4,210	Kansas City Southern Industries	398,898

11,571	Norfolk Southern Corporation	1,042,663

2,141	Ryder System, Inc.	147,558

32,845	Union Pacific Corporation, (2)	2,865,069
	Total Road & Rail	5,760,031

	Semiconductors & Semiconductor Equipment – 2.5%

12,031	Analog Devices, Inc., (2)	677,586

43,879	Applied Materials, Inc., (2)	898,203

13,853	Broadcom Limited	2,019,075

3,038	First Solar Inc., (3)	169,642

183,316	Intel Corporation	5,550,808

6,040	KLA-Tencor Corporation	422,438

6,166	Lam Research Corporation, (2)	471,082

9,287	Linear Technology Corporation, (2)	413,086

Nuveen	31

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

8,556	Microchip Technology Incorporated, (2)	$415,736

41,319	Micron Technology, Inc., (2), (3)	444,179

20,550	NVIDIA Corporation, (2)	730,142

5,009	Qorvo Inc., (3)	225,555

58,009	QUALCOMM, Inc.	2,930,615

7,655	Skyworks Solutions Inc., (2)	511,507

39,009	Texas Instruments Incorporated	2,225,073

9,916	Xilinx, Inc., (2)	427,181
	Total Semiconductors & Semiconductor Equipment	18,531,908

	Software – 3.9%

19,680	Activision Blizzard Inc.	678,370

19,338	Adobe Systems Incorporated, (3)	1,822,026

8,744	Autodesk, Inc., (2), (3)	523,066

11,483	CA Technologies	340,586

5,975	Citrix Systems, (3)	488,994

12,003	Electronic Arts Inc., (2), (3)	742,386

9,966	Intuit, Inc.	1,005,470

306,923	Microsoft Corporation	15,306,249

122,272	Oracle Corporation, (2)	4,873,762

7,087	Red Hat, Inc., (3)	519,973

24,473	Salesforce.com, Inc., (2), (3)	1,855,053

23,668	Symantec Corporation, (2)	393,954
	Total Software	28,549,889

	Specialty Retail – 2.6%

2,939	Advance Auto Parts, Inc., (2)	458,778

1,921	AutoNation Inc., (2), (3)	97,299

1,173	AutoZone, Inc., (2), (3)	897,615

6,348	Bed Bath and Beyond Inc.	299,753

10,933	Best Buy Co., Inc.	350,731

7,596	CarMax, Inc., (2), (3)	402,208

9,547	Gap, Inc., (2)	221,299

49,201	Home Depot, Inc., (2)	6,587,522

10,371	L Brands Inc.	811,946

35,511	Lowe’s Companies, Inc.	2,699,546

3,771	O’Reilly Automotive Inc., (2), (3)	990,566

16,606	Ross Stores, Inc., (2)	942,889

3,194	Signet Jewelers Limited	346,741

25,827	Staples, Inc.	263,435

4,502	Tiffany & Co., (2)	321,218

32	Nuveen

Shares	Description (1)	Value

	Specialty Retail (continued)

27,063	TJX Companies, Inc.	$2,051,917

4,622	Tractor Supply Company	437,519

1,818	Ulta Salon, Cosmetics & Fragrance, Inc., (2), (3)	378,653

3,805	Urban Outfitters, Inc., (3)	115,368
	Total Specialty Retail	18,675,003

	Technology Hardware, Storage & Peripherals – 3.5%

215,160	Apple, Inc.	20,169,093

75,556	EMC Corporation	1,972,767

66,611	Hewlett Packard Enterprise Co	1,109,739

67,004	HP Inc.	822,139

11,217	NetApp, Inc.	265,170

7,800	SanDisk Corporation	586,014

11,503	Seagate Technology, (2)	250,420

9,032	Western Digital Corporation, (2)	369,093
	Total Technology Hardware, Storage & Peripherals	25,544,435

	Textiles, Apparel & Luxury Goods – 0.9%

11,102	Coach, Inc., (2)	447,078

16,152	Hanesbrands Inc.	468,893

6,962	Michael Kors Holdings Limited, (3)	359,657

52,383	Nike, Inc., Class B	3,087,454

3,109	PVH Corporation	297,220

2,398	Ralph Lauren Corporation	223,518

7,547	Under Armour, Inc., (2), (3)	331,615

7,547	Under Armour Inc., Class C Shares, (2), (3)	307,918

13,177	VF Corporation, (2)	830,810
	Total Textiles, Apparel & Luxury Goods	6,354,163

	Tobacco – 1.7%

75,978	Altria Group, Inc.	4,764,580

60,124	Philip Morris International, (2)	5,899,367

32,125	Reynolds American Inc., (2)	1,593,435
	Total Tobacco	12,257,382

	Trading Companies & Distributors – 0.2%

11,197	Fastenal Company, (2)	523,908

3,827	United Rentals Inc., (3)	256,141

2,204	W.W. Grainger, Inc.	516,882
	Total Trading Companies & Distributors	1,296,931

	Water Utilities – 0.1%

7,217	American Water Works Company	525,109
	Total Common Stocks (cost $265,279,328)	699,078,345

Nuveen	33

Nuveen Equity Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0%

10,067	Safeway Incorporated, (4)				$1,711

10,067	Safeway Incorporated, (4)				101
	Total Common Stock Rights (cost $ – )				1,812
	Total Long-Term Investments (cost $265,279,328)				699,080,157

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 27.2%

	Money Market Funds – 27.2%

199,380,294	Mount Vernon Securities Lending Prime Portfolio, 0.524%, (5), (6)				$199,380,294
	Total Investments Purchased with Collateral from Securities Lending (cost $199,380,294)				199,380,294

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (7)	Value

	SHORT-TERM INVESTMENTS – 4.8%

	Money Market Funds – 4.4%

32,635,984	First American Treasury Obligations Fund, Class Z	0.174% (5)	N/A	N/A	$32,635,984

	U.S. Government and Agency Obligations – 0.4%

$3,000	U.S Treasury Bills, (8)	0.000%	9/15/16	AAA	2,997,072
	Total Short-Term Investments (cost $35,632,987)				35,633,056
	Total Investments (cost $500,292,609) – 127.3%				934,093,507
	Other Assets Less Liabilities – (27.3)% (9)				(200,460,914)
	Net Assets – 100%				$733,632,593

Investments in Derivatives as of April 30, 2016

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
S&P 500® Index	Long	67	6/16	$34,489,925	$(232,837)	$222,478

34	Nuveen

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $193,979,449.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(8)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen	35

Nuveen Mid Cap Index Fund

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.1%

	COMMON STOCKS – 96.1%

	Aerospace & Defense – 1.8%

39,964	BE Aerospace Inc., (2)	$1,943,449

14,163	Curtiss Wright Corporation	1,084,603

12,914	Esterline Technologies Corporation, (3)	886,675

19,837	Huntington Ingalls Industries Inc.	2,871,802

19,982	KLX Inc., (3)	673,793

23,737	Orbital ATK, Inc.	2,065,119

9,863	Teledyne Technologies Inc., (3)	916,766

20,220	Triumph Group Inc., (2)	731,560
	Total Aerospace & Defense	11,173,767

	Airlines – 1.0%

51,341	Alaska Air Group, Inc., (2)	3,615,945

125,552	JetBlue Airways Corporation, (2), (3)	2,484,674
	Total Airlines	6,100,619

	Auto Components – 0.4%

46,504	Dana Holding Corporation, (2)	601,297

117,874	Gentex Corporation, (2)	1,890,699
	Total Auto Components	2,491,996

	Automobiles – 0.2%

18,086	Thor Industries, Inc.	1,157,866

	Banks – 5.5%

65,082	Associated Banc-Corp., (2)	1,187,096

34,136	BancorpSouth Inc.	801,855

17,947	Bank of Hawaii Corporation, (2)	1,227,754

32,968	Bank of the Ozarks, Inc., (2)	1,361,578

29,910	Cathay General Bancorp.	912,853

36,030	Commerce Bancshares Inc., (2)	1,686,925

21,597	Cullen/Frost Bankers, Inc., (2)	1,381,992

57,920	East West Bancorp Inc.	2,171,421

48,665	F.N.B. Corporation PA, (2)	643,351

95,564	First Horizon National Corporation	1,345,541

142,966	First Niagara Financial Group Inc.	1,509,721

66,791	FirstMerit Corporation	1,480,089

76,330	Fulton Financial Corporation, (2)	1,067,857

33,236	Hancock Holding Company, (2)	863,139

36	Nuveen

Shares	Description (1)	Value

	Banks (continued)

22,992	International Bancshares Corporation, (2)	$602,160

38,710	Pacwest Bancorp.	1,547,626

31,740	Privatebancorp, Inc.	1,320,701

24,224	Prosperity Bancshares, Inc., (2)	1,278,300

20,196	Signature Bank, (3)	2,783,615

20,129	SVB Financial Group, (3)	2,099,052

56,138	Synovus Financial Corp.	1,749,247

67,305	TCF Financial Corporation	918,040

27,240	Trustmark Corporation, (2)	667,652

82,960	Umpqua Holdings Corporation, (2)	1,313,257

80,975	Valley National Bancorp., (2)	766,024

36,481	Webster Financial Corporation	1,336,664
	Total Banks	34,023,510

	Beverages – 0.1%

3,632	Boston Beer Company, (2), (3)	566,883

	Biotechnology – 0.3%

18,497	United Therapeutics Corporation, (2), (3)	1,945,884

	Building Products – 1.3%

67,073	Fortune Brands Home & Security, (2)	3,716,513

16,078	Lennox International Inc., (2)	2,169,726

30,742	Smith AO Corporation	2,373,897
	Total Building Products	8,260,136

	Capital Markets – 1.8%

48,763	Eaton Vance Corporation, (2)	1,683,786

38,208	Federated Investors Inc.	1,207,373

60,651	Janus Capital Group Inc., (2)	885,505

50,145	Raymond James Financial Inc.	2,616,065

53,181	SEI Investments Company, (2)	2,556,942

24,641	Stifel Financial Corporation, (3)	810,935

34,425	Waddell & Reed Financial, Inc., Class A, (2)	700,205

46,556	WisdomTree Investments Inc., (2)	506,995
	Total Capital Markets	10,967,806

	Chemicals – 3.3%

44,899	Albemarle Corporation, (2)	2,970,518

25,514	Ashland Inc.	2,847,362

24,225	Cabot Corporation	1,181,938

13,928	Minerals Technologies Inc.	834,287

4,036	NewMarket Corporation	1,638,858

66,435	Olin Corporation, (2)	1,447,619

Nuveen	37

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Chemicals (continued)

38,020	PolyOne Corporation, (2)	$1,367,960

53,822	RPM International, Inc.	2,719,626

17,575	Scotts Miracle Gro Company	1,243,959

18,130	Sensient Technologies Corporation	1,219,243

29,312	Valspar Corporation, (2)	3,127,297
	Total Chemicals	20,598,667

	Commercial Services & Supplies – 2.0%

22,336	Clean Harbors, Inc., (2), (3)	1,103,398

40,828	Copart Inc., (3)	1,749,072

20,219	Deluxe Corporation	1,269,349

18,218	HNI Corporation, (2)	796,491

23,929	Miller (Herman) Inc.	721,938

12,823	MSA Safety Inc.	616,658

80,624	R.R. Donnelley & Sons Company, (2)	1,402,858

38,928	Rollins Inc.	1,045,995

50,066	Waste Connections Inc.	3,368,440
	Total Commercial Services & Supplies	12,074,199

	Communications Equipment – 1.1%

71,947	Arris International PLC, (3)	1,638,233

46,863	Ciena Corporation, (2), (3)	788,704

14,802	Interdigital Inc.	843,418

37,611	NetScout Systems, Inc., (3)	837,221

16,071	Plantronics Inc.	617,930

55,802	Polycom Inc., (3)	666,834

17,889	ViaSat, Inc., (3)	1,372,086
	Total Communications Equipment	6,764,426

	Construction & Engineering – 0.8%

60,190	AECOM, (2), (3)	1,955,573

14,689	Granite Construction Inc.	654,983

59,455	KBR Inc.	925,120

9,667	Valmont Industries, Inc., (2)	1,357,053
	Total Construction & Engineering	4,892,729

	Construction Materials – 0.2%

20,215	Eagle Materials Inc., (2)	1,498,336

	Consumer Finance – 0.2%

170,772	SLM Corporation	1,156,126

	Containers & Packaging – 1.5%

26,438	AptarGroup Inc.	2,009,288

38	Nuveen

Shares	Description (1)	Value

	Containers & Packaging (continued)

31,959	Bemis Company, Inc., (2)	$1,603,703

12,325	Greif Inc.	427,678

39,714	Packaging Corp. of America, (2)	2,576,644

17,563	Silgan Holdings, Inc.	891,147

41,221	Sonoco Products Company	1,932,853
	Total Containers & Packaging	9,441,313

	Distributors – 0.9%

121,930	LKQ Corporation, (3)	3,907,855

17,193	Pool Corporation	1,502,840
	Total Distributors	5,410,695

	Diversified Consumer Services – 0.7%

23,083	Devry Education Group Inc., (2)	400,490

1,775	Graham Holdings Company	845,859

78,787	Service Corporation International	2,101,249

25,380	Sothebys Holdings Inc., (2)	691,351
	Total Diversified Consumer Services	4,038,949

	Diversified Financial Services – 1.5%

34,731	CBOE Holdings Inc., (2)	2,151,933

15,701	FactSet Research Systems Inc.	2,366,926

15,006	Marketaxess	1,842,137

37,051	MSCI Inc., Class A Shares	2,813,653
	Total Diversified Financial Services	9,174,649

	Electric Utilities – 2.3%

44,810	Alliant Energy Corporation	3,160,001

62,100	Great Plains Energy Incorporated	1,939,383

40,990	Hawaiian Electric Industries	1,339,963

20,320	IDACORP, INC	1,477,874

80,438	OGE Energy Corp., (2)	2,380,160

32,174	PNM Resources Inc.	1,019,272

57,292	Westar Energy Inc.	2,956,840
	Total Electric Utilities	14,273,493

	Electrical Equipment – 1.3%

17,454	Acuity Brands Inc., (2)	4,256,853

21,752	Hubbell Inc.	2,300,492

18,228	Regal-Beloit Corporation	1,174,248
	Total Electrical Equipment	7,731,593

	Electronic Equipment, Instruments & Components – 3.9%

39,010	Arrow Electronics, Inc., (3)	2,422,521

55,904	Avnet Inc.	2,298,772

Nuveen	39

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

17,612	Belden Inc.	$1,112,022

31,769	Cognex Corporation	1,128,753

17,068	FEI Company, (2)	1,519,393

62,691	Ingram Micro, Inc., Class A	2,191,050

14,324	IPG Photonics Corporation, (2), (3)	1,241,461

64,892	Jabil Circuit Inc., (2)	1,126,525

58,774	Keysight Technologies, Inc., (3)	1,532,826

34,346	Knowles Corporation, (2), (3)	459,206

39,739	National Instruments Corporation	1,095,604

11,603	SYNNEX Corporation, (2)	958,060

15,445	Tech Data Corporation, (2), (3)	1,060,917

105,376	Trimble Navigation Limited, (3)	2,523,755

45,128	VeriFone Holdings Inc., (3)	1,284,343

54,793	Vishay Intertechnology Inc., (2)	666,283

20,393	Zebra Technologies Corporation, Class A, (2), (3)	1,275,786
	Total Electronic Equipment, Instruments & Components	23,897,277

	Energy Equipment & Services – 1.6%

16,432	Dril Quip Inc., (3)	1,065,122

108,572	Ensco PLC, (2)	1,298,521

118,547	Nabors Industries Inc., (2)	1,161,761

96,255	Noble Corporation PLC, (2)	1,080,944

40,523	Oceaneering International Inc.	1,485,168

21,329	Oil States International Inc., (2), (3)	738,837

58,365	Patterson-UTI Energy, Inc., (2)	1,152,709

49,522	Rowan Companies Inc., (2)	931,509

63,254	Superior Energy Services, Inc., (2)	1,066,462
	Total Energy Equipment & Services	9,981,033

	Food & Staples Retailing – 0.7%

15,502	Casey’s General Stores, Inc., (2)	1,736,224

58,493	Sprouts Farmers Market Inc., (2), (3)	1,641,899

105,649	SUPERVALU INC., (2)	531,414

20,044	United Natural Foods Inc., (3)	714,969
	Total Food & Staples Retailing	4,624,506

	Food Products – 2.5%

37,756	Dean Foods Company, (2)	650,536

70,997	Flowers Foods Inc., (2)	1,360,303

40,484	Hain Celestial Group Inc., (2), (3)	1,694,660

28,685	Ingredion Inc.	3,301,357

7,841	Lancaster Colony Corporation	913,477

40	Nuveen

Shares	Description (1)	Value

	Food Products (continued)

24,209	Post Holdings Inc., (2), (3)	$1,739,175

23,515	Snyder’s Lance Inc., (2)	751,775

9,013	Tootsie Roll Industries Inc., (2)	321,223

22,147	Treehouse Foods Inc., (2), (3)	1,957,795

70,235	WhiteWave Foods Company, (3)	2,824,149
	Total Food Products	15,514,450

	Gas Utilities – 2.1%

40,468	Atmos Energy Corporation	2,935,953

33,934	National Fuel Gas Company, (2)	1,883,337

25,763	New Jersey Resources Corporation, (2)	919,224

20,994	One Gas Inc.	1,227,519

70,747	Questar Corporation, (2)	1,773,627

66,264	UGI Corporation	2,666,463

20,965	WGL Holdings Inc.	1,423,314
	Total Gas Utilities	12,829,437

	Health Care Equipment & Supplies – 3.6%

15,788	Abiomed, Inc., (3)	1,533,646

29,018	Align Technology, Inc., (2), (3)	2,094,809

19,364	Cooper Companies, Inc., (2)	2,964,241

18,629	Halyard Health Inc., (3)	524,593

23,191	Hill Rom Holdings Inc.	1,121,285

38,100	Idexx Labs Inc., (2), (3)	3,213,735

16,862	Livanova PLC, (3)	889,133

56,683	ResMed Inc., (2)	3,162,911

34,537	Steris PLC, (2)	2,440,730

15,953	Teleflex Inc., (2)	2,485,158

25,101	West Pharmaceutical Services Inc., (2)	1,787,191
	Total Health Care Equipment & Supplies	22,217,432

	Health Care Providers & Services – 2.1%

21,709	AmSurg Corporation, (2), (3)	1,757,995

46,557	Community Health Systems, Inc., (3)	888,308

18,390	Lifepoint Health Inc., (3)	1,242,428

37,826	Medax Inc., (2), (3)	2,696,616

16,026	Molina Healthcare Inc., (2), (3)	829,506

25,485	Owens and Minor Inc., (2)	927,399

39,790	Tenet Healthcare Corporation, (2), (3)	1,260,945

32,333	VCA Antech, Inc., (3)	2,036,009

17,721	Wellcare Health Plans Inc., (2), (3)	1,594,713
	Total Health Care Providers & Services	13,233,919

Nuveen	41

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Health Care Technology – 0.2%

76,054	Allscripts Healthcare Solutions Inc., (2), (3)	$1,019,124

	Hotels, Restaurants & Leisure – 2.1%

25,089	Brinker International Inc., (2)	1,162,122

7,312	Buffalo Wild Wings, Inc., (2), (3)	977,322

9,589	CBRL Group Inc., (2)	1,403,925

17,061	Cheesecake Factory Inc.	870,282

19,936	Dominos Pizza Inc., (2)	2,409,864

35,654	Dunkin Brands Group Inc., (2)	1,657,911

11,274	Intl Speedway Corporation	377,566

14,885	Jack in the Box Inc., (2)	1,005,482

9,541	Panera Bread Company, (2), (3)	2,046,449

94,869	The Wendy’s Company, (2)	1,030,277
	Total Hotels, Restaurants & Leisure	12,941,200

	Household Durables – 1.5%

30,676	CalAtlantic Group Inc.	992,982

36,339	KB Home, (2)	493,120

15,777	MDC Holdings Inc., (2)	388,272

1,475	NVR Inc., (3)	2,450,403

24,558	Tempur Sealy International, Inc., (2), (3)	1,489,934

62,492	Toll Brothers Inc., (3)	1,706,032

58,898	Tri Pointe Group, Incorporated, (2), (3)	683,217

20,524	Tupperware Corporation, (2)	1,191,829
	Total Household Durables	9,395,789

	Household Products – 0.2%

24,911	Energizer Holdings, Inc.	1,083,379

	Independent Power & Renewable Electricity Producers – 0.1%

33,375	Talen Energy Corporation, (3)	389,153

	Industrial Conglomerates – 0.4%

25,887	Carlisle Companies Inc.	2,637,885

	Insurance – 5.2%

6,538	Alleghany Corporation, (3)	3,408,129

28,928	American Financial Group Inc.	1,999,214

63,456	Arthur J. Gallagher & Co.	2,921,514

26,433	Aspen Insurance Holdings Limited	1,225,170

48,019	Brown & Brown Inc., (2)	1,685,947

80,145	CNO Financial Group Inc., (2)	1,472,264

17,367	Endurance Specialty Holdings Limited	1,111,141

18,550	Everest Reinsurance Group Ltd	3,429,895

42	Nuveen

Shares	Description (1)	Value

	Insurance (continued)

43,155	First American Corporation, (2)	$1,554,443

200,163	Genworth Financial Inc., Class A, (3)	686,559

17,796	Hanover Insurance Group Inc.	1,526,185

20,946	Kemper Corporation	648,488

14,657	Mercury General Corporation	775,355

97,875	Old Republic International Corporation	1,809,709

21,981	Primerica Inc., (2)	1,089,378

28,133	Reinsurance Group of America Inc.	2,678,824

16,378	RenaisasnceRE Holdings, Limited	1,816,484

42,760	WR Berkley Corporation	2,394,560
	Total Insurance	32,233,259

	Internet & Catalog Retail – 0.1%

13,878	Hosting Site Network, Inc.	735,950

	Internet Software & Services – 0.6%

19,099	ComScore Inc., (3)	584,811

18,548	J2 Global Inc., (2)	1,178,169

47,058	Rackspace Hosting Inc., (3)	1,076,216

15,125	WebMD Health Corporation, Class A, (2), (3)	948,943
	Total Internet Software & Services	3,788,139

	IT Services – 3.3%

31,085	Acxiom Corporation, (3)	682,937

48,742	Broadridge Financial Solutions, Inc.	2,916,721

47,120	Computer Sciences Corporation, (2)	1,561,086

40,988	Convergys Corporation, (2)	1,086,182

37,097	CoreLogic Inc.	1,316,202

11,596	DST Systems Inc.	1,399,405

34,071	Gartner Inc., (3)	2,969,969

32,047	Henry Jack and Associates Inc., (2)	2,596,768

25,726	Leidos Holdings Inc., (2)	1,276,267

26,383	Maximus Inc., (2)	1,395,661

22,658	NeuStar, Inc., (2), (3)	532,236

16,476	Science Applications International Corporation, (2)	874,711

15,653	WEX Inc., (3)	1,479,052
	Total IT Services	20,087,197

	Leisure Products – 0.9%

37,454	Brunswick Corporation	1,798,916

25,091	Polaris Industries Inc., (2)	2,455,907

26,105	Vista Outdoor Inc., (3)	1,252,518
	Total Leisure Products	5,507,341

Nuveen	43

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Life Sciences Tools & Services – 1.5%

8,149	Bio-Rad Laboratories Inc., (3)	$1,155,936

13,448	Bio-Techne Corporation	1,253,085

19,537	Charles River Laboratories International, Inc., (3)	1,548,698

10,987	Mettler-Toledo International Inc., (3)	3,932,795

22,030	Parexel International Corporation, (2), (3)	1,346,033
	Total Life Sciences Tools & Services	9,236,547

	Machinery – 4.4%

29,487	AGCO Corporation, (2)	1,576,670

20,365	CLARCOR, Inc., (2)	1,196,851

19,965	Crane Company	1,109,455

53,124	Donaldson Company, Inc., (2)	1,736,092

22,418	Graco Inc.	1,757,347

30,680	IDEX Corporation	2,512,692

37,040	ITT Industries, Inc.	1,421,225

39,221	Joy Global Inc., (2)	835,407

31,735	Kennametal Inc.	741,964

26,438	Lincoln Electric Holdings Inc., (2)	1,656,869

24,173	Nordson Corporation	1,854,794

29,363	Oshkosh Truck Corporation, (2)	1,434,383

44,553	Terex Corporation	1,064,371

30,969	Timken Company	1,103,425

16,715	Toro Company	1,445,012

62,574	Trinity Industries Inc., (2)	1,220,819

37,780	Wabtec Corporation, (2)	3,133,095

23,835	Woodward Governor Company, (2)	1,292,095
	Total Machinery	27,092,566

	Marine – 0.2%

23,018	Kirby Corporation, (2), (3)	1,469,009

	Media – 1.5%

23,873	AMC Networks Inc., Class A Shares, (2), (3)	1,557,236

1,774	Cable One, Inc.	814,195

42,058	Cinemark Holdings Inc.	1,457,310

29,059	Dreamworks Animation SKG Inc., (2), (3)	1,160,035

18,915	John Wiley and Sons Inc., Class A	937,995

57,485	Live Nation Inc., (2) (3)	1,234,778

14,948	Meredith Corporation	766,982

50,986	New York Times, Class A	653,641

45,071	Time Inc.	662,544
	Total Media	9,244,716

44	Nuveen

Shares	Description (1)	Value

	Metals & Mining – 1.8%

43,488	Allegheny Technologies, Inc., (2)	$710,594

19,695	Carpenter Technology Inc., (2)	697,400

47,560	Commercial Metals Company, (2)	852,275

13,545	Compass Minerals International, Inc., (2)	1,015,333

28,723	Reliance Steel & Aluminum Company	2,124,640

26,244	Royal Gold, Inc., (2)	1,643,399

96,647	Steel Dynamics Inc.	2,436,471

58,448	United States Steel Corporation	1,116,941

18,547	Worthington Industries, Inc.	700,149
	Total Metals & Mining	11,297,202

	Multiline Retail – 0.3%

19,868	Big Lots, Inc., (2)	911,146

123,108	J.C. Penney Company, Inc., (2)	1,142,442
	Total Multiline Retail	2,053,588

	Multi-Utilities – 0.7%

20,562	Black Hills Corporation, (2)	1,245,852

77,395	MDU Resources Group Inc.	1,552,544

33,310	Vectren Corporation	1,627,194
	Total Multi-Utilities	4,425,590

	Oil, Gas & Consumable Fuels – 2.1%

91,376	CONSOL Energy Inc.	1,375,209

156,435	Denbury Resources Inc., (2)	603,839

34,203	Energen Corporation, (2)	1,453,285

49,191	Gulfport Energy Corporation, (3)	1,539,678

75,076	HollyFrontier Company, (2)	2,672,706

68,035	QEP Resources Inc.	1,219,868

27,086	SM Energy Company, (2)	844,000

28,145	Western Refining Inc., (2)	753,160

28,379	World Fuel Services Corporation	1,326,151

93,958	WPX Energy Inc., (2), (3)	907,634
	Total Oil, Gas & Consumable Fuels	12,695,530

	Paper & Forest Products – 0.3%

26,244	Domtar Corporation	1,014,068

57,007	Louisiana-Pacific Corporation, (2), (3)	969,119
	Total Paper & Forest Products	1,983,187

	Personal Products – 0.5%

173,242	Avon Products, Inc.	815,970

24,911	Edgewell Personal Care Co	2,044,446
	Total Personal Products	2,860,416

Nuveen	45

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Pharmaceuticals – 0.5%

32,471	Akorn, Inc., (2), (3)	$826,387

39,209	Catalent, Inc., (3)	1,157,842

18,900	Prestige Brands Holdings Inc., (3)	1,073,142
	Total Pharmaceuticals	3,057,371

	Professional Services – 0.6%

13,653	CEB Inc.	842,254

16,502	FTI Consulting Inc., (2), (3)	665,031

29,516	Manpower Inc.	2,273,617
	Total Professional Services	3,780,902

	Real Estate Investment Trust – 9.4%

28,940	Alexandria Real Estate Equities Inc.	2,689,973

46,254	American Campus Communities Inc., (2)	2,069,867

34,878	Camden Property Trust	2,815,701

33,227	Care Capital Properties, Inc.	886,164

48,822	Communications Sales & Leasing, Inc.	1,134,135

35,386	Corporate Office Properties	908,712

47,003	Corrections Corporation of America, (2)	1,429,831

35,608	DCT Industrial Trust Inc.	1,437,495

56,524	Douglas Emmett Inc.	1,834,204

139,957	Duke Realty Corporation	3,060,860

24,169	Entertainment Properties Trust, (2)	1,592,254

36,552	Equity One Inc., (2)	1,034,422

44,803	First Industrial Realty Trust, Inc.	1,027,781

39,018	Healthcare Realty Trust, Inc.	1,181,465

38,641	Highwoods Properties, Inc.	1,805,694

60,484	Hospitality Properties Trust	1,547,786

37,358	Kilroy Realty Corporation	2,421,172

32,988	Lamar Advertising Company	2,046,576

45,195	LaSalle Hotel Properties, (2)	1,080,161

59,658	Liberty Property Trust	2,082,064

35,811	Mack-Cali Realty Corporation, (2)	915,329

30,298	Mid-America Apartment Communities, (2)	2,899,822

55,195	National Retail Properties, Inc., (2)	2,415,333

66,721	Omega Healthcare Investors Inc., (2)	2,253,168

21,778	Post Properties, Inc.	1,249,186

16,396	Potlatch Corporation, (2)	577,467

51,082	Rayonier Inc.	1,260,704

37,298	Regency Centers Corporation, (2)	2,748,863

94,418	Senior Housing Properties Trust	1,659,868

46	Nuveen

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

15,593	Sovran Self Storage Inc.	$1,656,288

38,405	Tanger Factory Outlet Centers	1,347,247

24,150	Taubman Centers Inc.	1,677,218

37,431	Urban Edge Properties	970,960

45,397	Weingarten Realty Trust, (2)	1,676,057

76,444	WP GLIMCHER, Inc.	801,898
	Total Real Estate Investment Trust	58,195,725

	Real Estate Management & Development – 0.5%

18,623	Alexander & Baldwin Inc., (2)	712,144

18,000	Jones Lang LaSalle Inc.	2,073,060
	Total Real Estate Management & Development	2,785,204

	Road & Rail – 0.8%

23,062	Genesee & Wyoming Inc., (2), (3)	1,501,567

18,068	Landstar System, (2)	1,184,357

28,192	Old Dominion Freight Line, (2), (3)	1,862,082

17,344	Werner Enterprises, Inc.	439,497
	Total Road & Rail	4,987,503

	Semiconductors & Semiconductor Equipment – 1.7%

261,638	Advanced Micro Devices, Inc., (2), (3)	928,815

41,254	Cree, Inc., (2), (3)	1,011,136

132,849	Cypress Semiconductor Corporation, (2)	1,199,626

45,464	Fairchild Semiconductor International Inc., Class A, (3)	909,280

57,253	Integrated Device Technology, Inc., (3)	1,103,838

52,016	Intersil Holding Corporation, Class A	608,067

37,403	Microsemi Corporation, (2), (3)	1,263,847

16,148	Silicon Laboratories Inc., (3)	755,726

14,652	Synaptics, Inc., (2), (3)	1,048,351

82,674	Teradyne Inc., (2)	1,563,365
	Total Semiconductors & Semiconductor Equipment	10,392,051

	Software – 4.1%

46,389	ACI Worldwide, Inc., (3)	927,316

37,429	Ansys Inc., (2), (3)	3,397,430

116,942	Cadence Design Systems, Inc., (2), (3)	2,711,885

64,410	CDK Global Inc., (2)	3,063,984

17,917	CommVault Systems, Inc., (3)	784,227

12,743	Fair Isaac Corporation	1,359,806

55,330	Fortinet Inc., (2), (3)	1,798,778

29,493	Manhattan Associates Inc., (2), (3)	1,785,506

39,112	Mentor Graphics Corporation	780,676

Nuveen	47

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Software (continued)

47,914	Parametric Technology Corporation, (3)	$1,746,944

62,501	Synopsys Inc., (3)	2,970,048

13,477	Tyler Technologies Inc., (2), (3)	1,973,168

11,450	Ultimate Software Group, Inc., (2), (3)	2,250,956
	Total Software	25,550,724

	Specialty Retail – 2.3%

26,507	Aaron Rents Inc.	694,748

26,945	Abercrombie & Fitch Co., Class A, (2)	720,240

69,104	American Eagle Outfitters, Inc., (2)	988,878

64,679	Ascena Retail Group Inc., (2), (3)	569,822

18,934	Cabela’s Incorporated, (2), (3)	987,408

58,829	Chico’s FAS, Inc., (2)	741,834

30,545	CST Brands Inc.	1,153,685

36,117	Dick’s Sporting Goods Inc.	1,673,662

42,210	GameStop Corporation, (2)	1,384,488

24,103	Guess Inc.	442,290

15,707	Murphy USA Inc., (3)	901,896

196,559	Office Depot, Inc., (3)	1,155,767

11,507	Restoration Hardware Holdings Incorporated, (2), (3)	497,908

33,526	Williams-Sonoma Inc.	1,970,658
	Total Specialty Retail	13,883,284

	Technology Hardware, Storage & Peripherals – 0.6%

41,665	3D Systems Corporation, (2), (3)	737,054

26,092	Diebold Inc., (2)	685,437

25,150	Lexmark International, Inc., Class A	970,790

49,546	NCR Corporation, (3)	1,441,293
	Total Technology Hardware, Storage & Peripherals	3,834,574

	Textiles, Apparel & Luxury Goods – 1.1%

21,689	Carter’s Inc.	2,313,566

13,751	Deckers Outdoor Corporation, (2), (3)	794,945

11,131	Fossil Group Inc., (2), (3)	450,806

51,116	Kate Spade & Company, (2), (3)	1,315,215

52,296	Skechers USA Inc., (2), (3)	1,728,383
	Total Textiles, Apparel & Luxury Goods	6,602,915

	Thrifts & Mortgage Finance – 0.6%

195,124	New York Community Bancorp Inc., (2)	2,932,714

40,929	Washington Federal Inc.	994,165
	Total Thrifts & Mortgage Finance	3,926,879

48	Nuveen

Shares	Description (1)				Value

	Trading Companies & Distributors – 0.7%

18,597	GATX Corporation, (2)				$854,346

19,131	MSC Industrial Direct Inc., Class A				1,482,653

43,336	NOW Inc., (2), (3)				782,648

10,308	Watsco Inc.				1,386,117
	Total Trading Companies & Distributors				4,505,764

	Water Utilities – 0.4%

71,520	Aqua America Inc., (2)				2,264,323

	Wireless Telecommunication Services – 0.2%

39,973	Telephone and Data Systems Inc.				1,182,002
	Total Common Stocks (cost $454,456,479)				593,167,684

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0%

100,634	Community Health Systems Inc.				$604
	Total Common Stock Rights (cost $ – )				604
	Total Long-Term Investments (cost $454,456,479)				593,168,288

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 34.3%

	Money Market Funds – 34.3%

211,968,009	Mount Vernon Securities Lending Prime Portfolio, 0.524%, (4), (5)				$211,968,009
	Total Investments Purchased with Collateral from Securities Lending (cost $211,968,009)				211,968,009

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	SHORT-TERM INVESTMENTS – 4.3%

	Money Market Funds – 3.8%

23,446,022	First American Treasury Obligations Fund, Class Z	0.174% (4)	N/A	N/A	$23,446,022

	U.S. Government and Agency Obligations – 0.5%

$3,000	U.S. Treasury Bills, (7)	0.000%	9/15/16	AAA	2,997,072
	Total Short-Term Investments (cost $26,443,025)				26,443,094
	Total Investments (cost $692,867,513) – 134.7%				831,579,391
	Other Assets Less Liabilities – (34.7)% (8)				(214,171,693)
	Net Assets – 100%				$617,407,698

Nuveen	49

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Investments in Derivatives as of April 30,2016

Futures Contracts Outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
S&P MidCap 400® E-Mini Index	Long	168	6/16	$24,499,440	$(147,840)	$540,130

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $205,562,980.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

See accompanying notes to financial statements.

50	Nuveen

Nuveen Small Cap Index Fund

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.6%

	COMMON STOCKS – 94.6%

	Aerospace & Defense – 1.5%

2,295	AAR Corporation	$55,172

4,049	Aerojet Rocketdyne Holdings Inc., (2)	73,368

1,276	Aerovironment, Inc., (2)	36,851

478	American Science & Engineering Inc.	13,695

1,425	Astronics Corporation, (2)	52,654

1,401	Cubic Corporation	58,240

2,880	Curtiss Wright Corporation	220,550

4,162	DigitalGlobe Inc., (2)	92,230

842	Ducommon Inc.	13,396

1,275	Engility Holdings Inc., (2)	25,079

1,911	Esterline Technologies Corporation, (2)	131,209

1,245	Heico Corporation	76,331

2,582	Heico Corporation	132,147

2,167	Keyw Holding Corporation, (2), (3)	14,931

3,411	KLX Inc., (2), (3)	115,019

2,927	Kratos Defense & Security Solutions Inc., (2)	15,542

2,588	Mercury Computer Systems Inc., (2)	54,400

2,373	Moog Inc., Class A Shares, (2)	115,945

313	National Presto Industries Inc.	27,290

640	Sparton Corporation, (2)	13,734

3,457	Taser International, Inc., (2), (3)	63,125

2,286	Teledyne Technologies Inc., (2)	212,484

681	Vectrus, Inc., (2)	14,682
	Total Aerospace & Defense	1,628,074

	Air Freight & Logistics – 0.4%

3,414	Air Transport Services Group Inc., (2)	48,103

1,617	Atlas Air Worldwide Holdings Inc., (2)	64,583

1,916	Echo Global Logistics, Inc., (2)	44,777

2,003	Forward Air Corporation	91,297

2,333	Hub Group, Inc., (2)	89,867

567	Park Ohio Holdings Corporation	14,430

2,001	Radiant Logistics, Inc., (2)	7,884

4,626	XPO Logistics, Incorporated, (2), (3)	139,428
	Total Air Freight & Logistics	500,369

	Airlines – 0.4%

868	Allegiant Travel Company	139,375

Nuveen	51

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Airlines (continued)

3,091	Hawaiian Holdings Inc., (2)	$130,038

3,500	Skywest Inc.	82,250

1,423	Virgin America Inc., (2), (3)	79,247
	Total Airlines	430,910

	Auto Components – 1.0%

4,904	American Axle and Manufacturing Holdings Inc.	76,061

3,724	Cooper Tire & Rubber	128,627

879	Cooper-Standard Holdings Inc., (2)	67,780

9,919	Dana Holding Corporation, (3)	128,253

1,729	Dorman Products, Inc., (2), (3)	93,003

1,561	Drew Industries Inc.	101,200

2,055	Federal Mogul Corporation, Class A Shares, (2)	18,988

821	Fox Factory Holding Corporation, (2)	14,212

2,322	Gentherm Inc., (2), (3)	85,310

1,227	Horizon Global Corporation, (2)	15,055

775	Metaldyne Performance Group Inc.	12,346

3,097	Modine Manufacturing Company	33,479

1,161	Motorcar Parts of America, Inc., (2)	37,233

1,289	Standard Motor Products Inc.	45,772

1,991	Stoneridge Inc., (2)	28,392

231	Strattec Security Corporation	12,220

1,515	Superior Industries International Inc.	39,572

3,738	Tenneco Inc., (2), (3)	199,235

1,430	Tower International Inc.	32,819
	Total Auto Components	1,169,557

	Automobiles – 0.0%

1,741	Winnebago Industries Inc.	37,675

	Banks – 9.0%

1,059	1st Source Corporation	36,472

377	Access National Corporation	7,412

613	American National Bankshares, Inc.	16,385

1,951	Ameris Bancorp.	61,261

602	Ames National Corporation	15,526

391	Arrow Financial Corporation	11,011

2,846	Banc of California Inc.	57,916

471	BancFirst Corporation	29,376

1,943	Banco Latinoamericano de Exportaciones S.A	50,246

2,181	Bancorp, Inc., (2)	12,366

6,245	BancorpSouth Inc.	146,695

52	Nuveen

Shares		Description (1)	Value

		Banks (continued)

386		Bank of Marin Bancorp California	$18,922

5,043		Bank of the Ozarks, Inc., (3)	208,276

1,356		Banner Corporation	58,010

441		Bar Harbor Bankshares	15,303

5,144		BBCN Bancorp Inc.	80,349

—	(4)	BB&T Corporation	13

1,910		Berkshire Hills Bancorp, Inc.	51,837

1,813		Blue Hills Bancorp, Inc.	26,434

1,934		BNC Bancorp., (3)	43,244

5,371		Boston Private Financial Holdings Inc., (3)	65,634

931		Bridge Bancorp Inc.	28,340

4,530		Brookline Bancorp, Inc.	51,551

1,086		Bryn Mawr Bank	30,864

481		Camden National Corporation	20,928

1,364		Capital Bank Financial Corporation, Class A Shares	41,234

728		Capital City Bank	10,789

2,079		Cardinal Financial Corporation	46,008

2,196		Cascade Bancorp., (2)	13,286

5,169		Cathay General Bancorp., (3)	157,758

2,939		Centerstate Banks of Florida, Inc.	47,876

1,487		Central Pacific Financial Corporation	34,707

221		Century Bancorp, Inc.	9,393

2,180		Chemical Financial Corporation, (3)	83,843

788		Citizens & Northern Corporation	15,910

983		City Holding Company	48,285

931		CNB Financial Corporation	16,656

2,347		Cobiz, Inc.	28,422

3,731		Columbia Banking Systems Inc.	110,027

2,765		Community Bank System Inc.	109,411

1,012		Community Trust Bancorp, Inc.	36,300

876		CommunityOne Bancorp., (2)	11,563

1,358		ConnectOne Bancorp, Inc.	23,371

1,060		CU Bancorp., (2)	24,422

1,811		Customers Bancorp Inc., (2)	47,050

6,872		CVB Financial, (3)	118,061

2,026		Eagle Bancorp, Inc., (2), (3)	102,718

604		Enterprise Bancorp, Inc.	14,575

1,290		Enterprise Financial Services Corporation	35,307

13,118		F.N.B. Corporation PA, (3)	173,420

Nuveen	53

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Banks (continued)

485	Farmers Capital Bank Corporation	$13,633

1,809	FCB Financial Holdings, Inc., Class A Shares, (2)	63,225

1,221	Fidelity Southern Corporation	19,731

917	Financial Institutions, Inc.	25,676

695	First Bancorp Maine	13,796

1,277	First Bancorp of North Carolina, Inc.	26,051

8,409	First Bancorp of Puerto Rico, (2)	32,795

1,559	First Busey Corporation	31,866

561	First Business Financial Services, Inc.	14,199

499	First Citizens Bancshares Inc.	127,245

6,026	First Commonwealth Financial Corporation	55,319

1,021	First Community Bancshares, Inc.	21,247

1,038	First Connecticut Bancorp.	17,885

3,990	First Financial Bancorp.	77,805

4,148	First Financial Bankshares, Inc., (3)	134,312

714	First Financial Corporation	25,297

1,272	First Interstate BancSystem Inc., Montana	34,471

2,620	First Merchants Corporation	67,203

5,043	First Midwest Bancorp, Inc.	93,195

986	First NBC Bank Holding Company, (2)	21,436

792	First of Long Island Corporation	24,243

10,723	FirstMerit Corporation	237,622

1,992	Flushing Financial Corporation	39,740

387	Franklin Financial Network, Inc., (2)	11,742

11,428	Fulton Financial Corporation, (3)	159,878

897	German American Bancorp, Inc.	28,910

4,885	Glacier Bancorp, Inc., (3)	126,473

711	Great Southern Bancorp.	26,918

2,672	Great Western Bancorp Inc.	84,221

1,014	Green Bancorp, Inc., (2)	8,274

1,005	Guaranty Bancorp.	16,502

2,812	Hampton Roads Bankshares, Inc., (2)	4,949

5,037	Hancock Holding Company, (3)	130,811

2,065	Hanmi Financial Corporation	47,743

1,235	Heartland Financial USA, Inc.	41,385

1,614	Heritage Commerce Corporation	16,850

1,955	Heritage Financial Corporation	36,070

1,681	Heritage Oaks Bancorp	14,036

4,977	Hilltop Holdings Inc., (2)	98,843

54	Nuveen

Shares	Description (1)	Value

	Banks (continued)

3,693	Home Bancshares, Inc.	$158,762

1,238	HomeTrust Bancshares Inc., (2)	22,965

724	Horizon Bancorp.	17,666

2,437	IberiaBank Corporation, (3)	143,759

1,692	Independent Bank Corporation	79,575

1,397	Independent Bank Corporation	21,165

709	Independent Bank Group Inc.	25,949

3,502	International Bancshares Corporation, (3)	91,717

18,820	Investors Bancorp, Inc., (3)	217,371

2,568	Lakeland Bancorp, Inc.	28,479

1,074	Lakeland Financial Corporation	50,789

3,079	LegacyTexas Financial Group Inc.	75,928

325	Live Oak Bancshares Inc.	5,116

1,698	Mainsource Financial Group	37,101

4,858	MB Financial, Inc.	168,864

1,092	Mercantile Bank Corporation	26,339

338	Merchants Bancshares, Inc.	10,289

510	MidWestOne Financial Group Inc.	14,464

1,941	National Bank Holdings Corporation	38,801

470	National Bankshares, Inc.	16,915

390	National Commerce Corporation, (2)	9,333

2,848	NBT Bancorp, Inc., (3)	80,712

3,019	OFG Bancorp.	26,658

7,565	Old National Bancorp., (3)	101,371

2,179	Old Second Bancorp, Inc.	15,602

705	Opus Bank	25,465

1,387	Pacific Continental Corporation	23,107

1,767	Pacific Premier Bancorp, Inc., (2)	41,100

959	Park National Corporation, (3)	88,036

3,125	Park Sterling Bank Inc.	22,813

937	Peapack Gladstone Financial Corporation	17,934

324	Penns Woods Bancorp, Inc.	13,485

900	Peoples Bancorp, Inc.	19,341

489	Peoples Financial Services Corporation	19,276

194	Peoples Utah Bancorp.	3,189

2,321	Pinnacle Financial Partners, Inc.	114,124

756	Preferred Bank Los Angeles	24,011

5,085	Privatebancorp, Inc.	211,587

4,530	Prosperity Bancshares, Inc., (3)	239,048

Nuveen	55

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Banks (continued)

755	QCR Holdings, Inc.	$19,456

2,599	Renasant Corporation	89,250

642	Republic Bancorp, Inc.	17,533

2,250	S&T Bancorp, Inc.	57,758

1,595	Sandy Spring Bancorp, Inc.	45,601

1,222	Seacoast Banking Corporation of Florida, (2)	19,827

1,441	ServisFirst Bancshares Inc., (3)	71,012

799	Sierra Bancorp.	14,070

1,930	Simmons First National Corporation	90,131

1,564	South State Corporation	109,449

1,715	Southside Bancshares, Inc.	50,095

1,230	Southwest Bancorp, Inc.	19,742

2,312	State Bank Financial Corporation	48,275

7,754	Sterling Bancorp., (3)	126,700

720	Stonegate Bank	22,680

758	Suffolk Bancorp.	18,184

620	Sun Bancorp, Inc., (2)	13,324

1,002	SY Bancorp, Inc.	40,521

3,290	Talmer Bancorp Inc., Class A	63,826

2,961	Texas Capital BancShares, Inc., (2), (3)	135,673

968	Tompkins Financial Corporation	63,249

2,945	Towne Bank	61,845

1,334	Trico Bancshares	35,911

1,375	Tristate Capital Holdings Inc., (2)	18,370

960	Triumph Bancorp Inc., (2)	15,254

4,369	Trustmark Corporation, (3)	107,084

2,546	UMB Financial Corporation, (3)	141,939

14,264	Umpqua Holdings Corporation, (3)	225,799

2,917	Union Bankshares Corporation	77,038

4,491	United Bankshares, Inc., (3)	173,757

3,446	United Community Banks, Inc.	69,368

1,259	Univest Corporation of Pennsylvania	24,853

15,038	Valley National Bancorp., (3)	142,259

958	Washington Trust Bancorp, Inc.	35,092

5,871	Webster Financial Corporation, (3)	215,113

2,486	WesBanco, Inc.	79,875

1,086	West Bancorp, Inc.	20,254

1,652	Westamerica Bancorp., (3)	80,485

5,562	Western Alliance Bancorporation, (2), (3)	203,458

56	Nuveen

Shares	Description (1)	Value

	Banks (continued)

4,564	Wilshire Bancorp, Inc.	$49,154

3,066	Wintrust Financial Corporation, (3)	159,493

2,790	Yadkin Financial Inc.	69,806
	Total Banks	10,067,129

	Beverages – 0.2%

587	Boston Beer Company, (2), (3)	91,619

4,925	Castle Brands, Inc., (2)	4,400

302	Coca-Cola Bottling Company Consolidated	48,130

693	Craft Brewers Alliance Inc., (2)	5,904

685	MGI Ingredients, Inc., (3)	18,098

774	National Beverage Corporation, (2)	36,177
	Total Beverages	204,328

	Biotechnology – 4.4%

765	Abeona Therapeutics Inc., (2)	2,081

5,449	Acadia Pharmaceuticals, Inc., (2), (3)	176,003

1,583	Acceleron Pharma Inc., (2)	47,411

7,603	Achillion Pharmaceuticals, Inc., (2)	65,006

2,768	Acorda Therapeutics, Inc., (2), (3)	71,553

768	Adamas Pharmaceuticals Inc., (2)	12,964

565	Aduro Biotech, Inc., (2)	7,317

1,961	Advaxis Inc., (2), (3)	15,178

1,264	Adverum Biotechnologies Inc., (2)	7,129

1,622	Aegerion Pharmaceuticals Inc., (2)	4,623

989	Affimed NV, (2), (3)	4,005

4,941	Agenus Inc., (2)	17,392

753	Aimmune Therapeutics Inc., (2)	9,751

2,072	Akebia Therapeutics Inc., (2)	19,456

1,750	Alder Biopharmaceuticals Inc., (2), (3)	46,463

2,231	AMAG Pharmaceuticals Inc., (2), (3)	59,166

7,496	Amicus Therapeutics, Inc., (2)	55,995

2,651	Anacor Pharmaceuticals Inc., (2), (3)	166,324

2,565	Anthera Pharmaceuticals Inc., (2)	9,491

568	Applied Genetic Technologies Corporation, (2)	8,923

1,434	Ardelyx, Inc., (2)	11,486

15,654	Arena Pharmaceuticals, Inc., (2), (3)	26,925

10,827	Ariad Pharmaceuticals, Inc., (2), (3)	77,738

9,123	Array Biopharma, Inc., (2)	29,102

3,847	Arrowhead Pharmaceuticals, Incorporated, (2), (3)	22,274

772	Asterias Biotherapeutics, Inc., (2)	3,312

Nuveen	57

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Biotechnology (continued)

1,090	Atara Biotherapeutics Inc., (2)	$19,631

446	aTyr Pharma, Inc., (2)	1,588

300	AveXis, Incorporated, (2)	7,500

915	Axovant Sciences Limited, (2)	11,895

534	Bellicum Pharmaceuticals, Inc., (2)	5,415

4,912	BioCryst Pharmaceuticals, Inc., (2)	16,013

319	BioSpecifics Technologies Corporation, (2)	11,344

3,821	BioTime Inc., (2), (3)	11,157

605	Blueprint Medicines Corporation, (2)	9,184

762	Calithera Biosciences, Inc., (2)	4,061

1,285	Cara Therapeutics Inc., (2)	7,839

332	Catabasis Pharmaceuticals Inc., (2)	1,464

4,872	Catalyst Pharmaceutical Partners, Inc., (2)	3,313

6,369	Celldex Therapeutics, Inc., (2), (3)	25,476

667	Cellular Biomedicine Group, Inc., (2), (3)	11,519

4,643	Cepheid, Inc., (2)	132,511

1,810	ChemoCentryx Inc., (2)	4,344

473	Chiasma Inc., (2), (3)	1,594

2,952	Chimerix Inc., (2)	17,653

311	Cidara Therapeutics, Inc., (2)	4,161

1,799	Clovis Oncology Inc., (2)	25,024

1,525	Coherus Biosciences Inc., (2)	28,716

994	Concert Pharmaceuticals Inc., (2)	13,856

2,297	CorMedix Inc., (2), (3)	9,601

15,044	CTI BioPharma Corp., (2)	7,576

7,193	Curis, Inc., (2)	14,386

2,244	Cytokinetics, Inc., (2)	18,266

495	Cytomx Therapeutics Inc., (2)	6,395

4,281	CytRx Corporation, (2), (3)	13,956

1,023	Dicerna Pharmaceuticals Inc., (2)	4,726

398	Dimension Therapeutics Inc., (2)	2,830

2,371	Dynavax Technologies Corporation, (2)	38,908

554	Eagle Pharmaceuticals Inc., (2), (3)	20,974

543	Edge Therapeutics Inc., (2)	4,469

438	Editas Medicine, Incorporated, (2), (3)	14,476

1,964	Emergent BioSolutions, Inc., (2)	75,653

1,035	Enanta Pharmaceuticals Inc., (2), (3)	30,222

2,601	Epizyme Inc., (2)	27,102

848	Esperion Therapeutics Inc., (2), (3)	13,899

58	Nuveen

Shares	Description (1)	Value

	Biotechnology (continued)

6,204	EXACT Sciences Corporation, (2)	$43,552

14,580	Exelixis, Inc., (2)	67,214

1,817	Fibrocell Science Inc., (2)	5,015

3,094	FibroGen, Inc., (2)	55,692

1,465	Five Prime Therapeutics Inc., (2), (3)	69,719

899	Flexion Therapeutics Inc., (2)	9,350

770	Foundation Medicine Inc., (2)	12,282

11,572	Galena Biopharma Inc., (2), (3)	15,969

1,396	Genocea Biosciences Inc., (2)	6,142

1,151	Genomic Health, Inc., (2)	30,248

10,224	Geron Corporation, (2), (3)	30,161

446	Global Blood Therapeutics Inc., (2)	8,996

6,860	Halozyme Therapeutics, Inc., (2), (3)	72,373

1,891	Heron Therapeutics Inc., (2), (3)	40,543

5,527	Idera Pharmaceuticals, Inc., (2), (3)	9,175

1,388	Ignyta, Inc., (2)	9,605

766	Immune Design Corporation, (2)	10,448

5,574	Immunogen, Inc., (2)	38,182

6,239	Immunomedics, Inc., (2), (3)	22,148

3,172	Infinity Pharmaceuticals, Inc., (2)	18,398

4,645	Inovio Pharmaceuticals Inc., (2), (3)	48,680

3,978	Insmed Incorporated, (2), (3)	48,333

1,521	Insys Therapeutics Inc., (2), (3)	22,039

495	Invitae Corporation, (2)	4,722

8,145	Ironwood Pharmaceuticals Inc., (2)	85,115

1,493	Karyopharm Therapeutics Inc., (2)	13,885

6,700	Keryx Biopharmaceuticals, Inc., (2), (3)	36,448

2,094	Kite Pharma Inc., (2), (3)	96,910

890	La Jolla Pharmaceutical Company, (2)	16,474

2,687	Lexicon Genetics, Inc., (2), (3)	37,107

1,134	Ligand Pharmaceuticals, Inc., (2), (3)	137,067

2,913	Lion Biotechnologies Inc., (2)	16,517

590	Loxo Oncology Inc., (2)	13,600

2,036	MacroGenics Inc., (2)	41,860

15,958	MannKind Corporation, (2), (3)	21,543

1,436	Medgenics Inc., (2)	6,850

7,475	Merrimack Pharmaceuticals, Incorporated, (2), (3)	52,923

7,026	MiMedx Group Inc., (2), (3)	52,906

742	Mirati Therapeutics, Inc., (2)	15,374

Nuveen	59

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Biotechnology (continued)

3,951	Momenta Pharmaceuticals, Inc., (2)	$37,574

4,491	Myriad Genetics Inc., (2), (3)	161,676

450	NantikWest Inc., (2)	3,731

677	Natera, Inc., (2)	6,648

9,748	Navidea Biopharmaceuticals Incorporated, (2), (3)	13,452

5,529	Neurocrine Biosciences Inc., (2), (3)	252,012

1,346	NewLink Genetics Corporation, (2)	21,819

370	Nivalis Therapeutics Inc., (2)	1,565

3,171	Northwest Biotherapeutics, Inc., (2)	4,439

17,334	Novavax, Inc., (2), (3)	90,830

209	Oncocyte Corp., (2)	1,085

1,093	Oncomed Pharmaceuticals Inc., (2)	13,553

6,139	Oncothyreon Inc., (2)	7,981

1,532	Ophthotech Corporation, (2), (3)	71,606

5,882	Organovo Holdings Inc., (2), (3)	15,999

1,234	Osiris Therapeutics, Inc., (2), (3)	6,923

1,187	Otonomy, Inc., (2)	16,927

1,517	OvaScience Inc., (2), (3)	12,712

10,613	PDL Biopahrma Inc.	40,011

13,687	Peregrine Pharmaceuticals, Inc., Reg S, (2)	4,847

1,055	Pfenex Inc., (2)	8,609

3,228	Portola Pharmaceuticals Inc., (2)	76,697

4,504	Progenics Pharmaceuticals, Inc., (2)	23,916

498	Proteon Therapeutics, Inc., (2)	4,860

2,184	Prothena Corporation PLC, (2), (3)	94,327

2,189	PTC Therapeutics Inc., (2), (3)	16,242

2,136	Radius Health Inc., (2), (3)	76,042

5,204	Raptor Pharmaceuticals Corporation, (2)	25,552

469	REGENXBIO Inc., (2)	4,887

1,829	Regulus Therapeutics Incorporated, (2)	10,681

2,124	Repligen Corporation, (2)	56,583

2,262	Retrophin Inc., (2)	31,170

5,701	Rigel Pharmaceuticals, Inc., (2)	16,134

1,006	Sage Therapeutics, Inc., (2)	37,916

4,501	Sangamo Biosciences, Inc., (2)	28,356

2,895	Sarepta Therapeutics Inc., (2), (3)	41,080

554	Seres Therapeutics Inc., (2), (3)	16,354

1,835	Sorrento Therapeutics, Inc., (2)	12,588

574	Spark Therapeutics, Inc., (2)	20,601

60	Nuveen

Shares	Description (1)	Value

	Biotechnology (continued)

4,332	Spectrum Pharmaceuticals, Inc., (2)	$30,714

1,059	Stemline Therapeutics Inc., (2)	5,825

6,471	Synergy Pharmaceuticals Inc., (2)	20,319

6,121	Synta Pharmaceuticals Corporation, (2)	2,448

672	T2 Biosystems, Inc., (2)	6,162

1,504	Tesaro Inc., (2), (3)	62,326

2,444	TG Therapeutics Inc., (2)	22,265

4,327	Threshold Pharmaceuticals, Inc., (2)	1,903

138	Tobira Therapeutics Inc., (2)	1,086

642	Tokai Pharmaceuticals, Inc., (2), (3)	4,706

2,056	Trevena Inc., (2)	16,016

1,914	Trovagene, Inc., (2)	7,694

2,485	Ultragenyx Pharmaceutical Inc., (2), (3)	168,036

2,704	Vanda Pharmaceuticals, Inc., (2)	24,066

2,180	Verastem Inc., (2)	3,597

1,454	Versartis Inc., (2)	13,173

1,100	Vitae Pharmaceuticals, Inc., (2)	7,909

1,375	Vital Therapies Inc., (2)	11,784

408	Voyager Therapeutics Inc., (2)	4,753

454	vTv Therapeutics Inc., Class A Shares, (2)	2,860

260	XBiotech Inc., (2)	3,315

1,839	Xencor Inc., (2)	22,528

5,895	XOMA Limited, (2)	4,826

1,066	Zafgen Inc., (2)	6,790

7,418	ZIOPHARM Oncology, Inc., (2), (3)	58,305
	Total Biotechnology	4,900,721

	Building Products – 1.0%

2,648	Aaon, Inc.	70,225

2,175	Advanced Drainage Systems, Inc., (3)	50,286

831	American Woodmark Company	60,530

1,889	Apogee Enterprises, Inc.	78,280

3,279	Builders FirstSource, Inc., (2)	36,364

1,919	Continental Building Products Inc., (2)	37,632

2,002	Gibraltar Industries Inc.	52,953

2,087	Griffon Corporation	32,995

1,193	Insteel Industries, Inc.	34,585

1,953	Masonite International Corporation, (2), (3)	132,140

1,754	NCI Building Systems Inc., (2)	25,854

625	Nortek Inc., (2)	29,475

Nuveen	61

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Building Products (continued)

823	Patrick Industries, Inc., (2)	$37,735

3,089	PGT, Inc., (2)	32,342

1,483	Ply Gem Holdings Inc., (2)	21,726

2,191	Quanex Building Products Corporation	41,278

2,723	Simpson Manufacturing Company Inc.	102,385

1,931	Trex Company Inc., (2)	91,626

1,301	Universal Forest Products Inc.	99,722
	Total Building Products	1,068,133

	Capital Markets – 1.2%

1,478	Arlington Asset Investment Corporation	19,125

64	Ashford Inc., (2)	2,912

408	Associated Capital Corp.	12,432

11,851	BGC Partners Inc., Class A	107,607

1,312	Cohen & Steers Inc.	51,522

6,833	Cowen Group, Inc., Class A, (2), (3)	23,813

193	Diamond Hill Investment Group, Inc.	33,825

2,239	Evercore Partners Inc., (3)	115,622

3,354	Financial Engines Inc., (3)	108,032

409	GAMCO Investors Inc.	16,184

1,895	Greenhill & Co Inc.	41,728

2,447	HFF Inc., Class A Shares, (2)	77,888

780	Houlihan Lokey Inc.	19,664

972	INTL FCStone Inc., (2)	26,536

2,214	Investment Technology Group	43,217

9,496	Janus Capital Group Inc., (3)	138,642

2,199	KCG Holdings Inc., Class A Shares, (2)	30,126

7,739	Ladenburg Thalmann Financial Services Inc., (2)	20,741

464	Medley Management Inc., Class A Shares	3,035

1,137	Moelis & Company	31,961

1,668	OM Asset Management PLC	22,385

670	Oppenheimer Holdings Inc., Class A	10,238

861	Piper Jaffray Companies, (2)	35,912

852	Pzena Investments Management, Inc.	7,719

1,339	Safeguard Scientifics Inc., (2)	18,478

4,390	Stifel Financial Corporation, (2)	144,475

1,229	Virtu Financial, Inc., Class A Shares	25,625

418	Virtus Investment Partners Inc.	32,696

499	Westwood Holding Group Inc.	28,717

7,379	WisdomTree Investments Inc., (3)	80,357

62	Nuveen

Shares	Description (1)	Value

	Capital Markets (continued)

269	ZAIS Group Holdings, Inc., (2)	$737
	Total Capital Markets	1,331,951

	Chemicals – 1.9%

1,894	A Schulman, Inc.	52,824

1,884	American Vanguard Corp.	31,180

4,543	Axiall Corporation	106,988

2,011	Balchem Corporation	123,395

3,409	Calgon Carbon Corporation	55,874

448	Chase Corporation, Common Stock	25,218

4,345	Chemtura Corporation, (2)	121,008

519	Core Molding Technologies, Inc., (2)	6,088

4,485	Ferro Corporation	57,139

3,460	Flotek Industries Inc., (2)	32,697

1,578	FutureFuel Corporation	17,737

3,245	H.B. Fuller Company	145,116

687	Hawkins Inc.	26,882

1,272	Innophos Holdings, Inc.	47,013

1,331	Innospec, Inc.	64,367

3,805	Interpid Potash Inc., (2)	4,870

625	KMG Chemicals, Inc.	14,806

1,328	Koppers Holdings Inc.	33,373

2,027	Kraton Performance Polymers Inc., (2)	46,033

1,420	Kronos Worldwide Inc.	9,443

1,277	LSB Industries Inc., (2)	16,805

2,246	Minerals Technologies Inc.	134,535

10,670	Olin Corporation, (3)	232,499

3,030	OMNOVA Solutions Inc., (2)	21,665

5,769	PolyOne Corporation, (3)	207,569

862	Quaker Chemical Corporation	76,770

2,629	Rayonier Advanced Materials Inc.	26,947

2,834	Senomyx, Inc., (2)	6,943

3,022	Sensient Technologies Corporation	203,229

1,247	Stepan Company	76,429

5,178	TerraVia Holdings Inc., (2), (3)	12,117

1,307	Trecora Resources, (2)	14,965

1,620	Tredegar Corporation	25,855

741	Trinseo SA, (2), (3)	31,707

4,113	Tronox Limited, Class A, (3)	29,943

1,413	Valhi Inc.	2,784
	Total Chemicals	2,142,813

Nuveen	63

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Commercial Services & Supplies – 2.1%

3,399	ABM Industries Inc.	$109,346

7,109	Acco Brands Corporation, (2)	67,820

1,401	American Ecology Corporation	63,087

2,639	ARC Document Solutions, (2)	10,873

3,090	Brady Corporation	81,854

3,145	Brinks Company	106,427

2,681	Casella Waste Systems, Inc., (2)	19,196

1,467	CECO Environmental Corporation	9,682

7,630	Civeo Corporation, (2)	11,598

3,230	Deluxe Corporation, (3)	202,779

1,670	Ennis Inc.	32,632

2,478	Essendant Inc.	76,298

1,293	G&K Services, Inc.	91,350

4,624	Healthcare Services Group, Inc., (3)	175,018

825	Heritage-Crystal Clean, Inc., (2)	8,580

2,877	HNI Corporation, (3)	125,782

2,401	Innerworkings, Inc., (2)	19,616

4,274	Interface, Inc.	72,743

2,221	Kimball International Inc., Class B	25,852

3,156	Knoll Inc.	73,693

2,131	Matthews International Corporation	112,176

1,545	McGrath Rentcorp.	37,667

3,859	Miller (Herman) Inc.	116,426

2,964	Mobile Mini, Inc.	95,589

1,895	MSA Safety Inc.	91,131

816	Multi Color Corporation	48,821

562	NL Industries Inc.	1,725

1,947	Quad Graphics Inc.	24,435

1,084	SP Plus Corporation, (2)	24,152

5,386	Steelcase Inc.	82,190

1,869	Team, Inc., (2)	53,696

3,897	Tetra Tech, Inc.	114,572

1,105	TRC Companies, (2)	9,459

697	UniFirst Corporation	75,541

1,298	Viad Corporation	38,616

269	VSE Corporation	16,689

3,375	West Corporation	72,326
	Total Commercial Services & Supplies	2,399,437

64	Nuveen

Shares	Description (1)	Value

	Communications Equipment – 1.5%

3,229	ADTRAN, Inc.	$62,384

1,581	Aerohive Networks Inc., (2)	9,170

837	Alliance Fiber	15,501

1,098	Applied Optoelectronics Inc., (2)	12,298

670	Bel Fuse, Inc., Class B	11,162

993	Black Box Corporation	14,518

2,343	CalAmp Corporation, (2)	35,075

2,687	Calix Inc., (2)	18,621

7,981	Ciena Corporation, (2), (3)	134,320

729	Clearfield Inc., (2)	13,530

1,052	Comtech Telecom Corporation	25,458

1,613	Digi International, Inc., (2)	17,049

1,264	EMCORE Corporation, (2)	7,205

6,471	Extreme Networks Inc., (2)	22,713

6,721	Finisar Corporation, (2)	110,628

4,916	Harmonic Inc., (2), (3)	17,009

8,608	Infinera Corporation, (2), (3)	102,349

2,333	Interdigital Inc.	132,934

3,922	IXIA, (2)	39,691

1,088	KVH Industries, Inc., (2)	10,619

2,079	Netgear, Inc., (2)	88,150

5,952	NetScout Systems, Inc., (2)	132,492

2,787	Novatel Wireless, (2)	4,264

6,324	Oclaro Inc., (2), (3)	31,936

2,278	Plantronics Inc.	87,589

8,734	Polycom Inc., (2)	104,371

4,873	Ruckus Wireless Incorporated, (2)	66,955

4,175	ShoreTel, Inc., (2)	25,551

3,198	Sonus Networks, Inc., (2)	26,415

1,867	Ubiquiti Networks Inc., (3)	66,503

2,762	ViaSat, Inc., (2), (3)	211,845
	Total Communications Equipment	1,658,305

	Construction & Engineering – 0.8%

2,372	Aegion Corporation, (2)	50,358

1,630	Ameresco Inc., Class A Shares, (2)	7,286

838	Argan, Inc.	28,643

2,412	Comfort Systems USA Inc.	71,130

2,205	Dycom Industries Inc., (2), (3)	155,673

4,054	Emcor Group Inc., (3)	196,538

Nuveen	65

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Construction & Engineering (continued)

2,545	Granite Construction Inc.	$113,482

3,907	Great Lakes Dredge & Dock Corporation	17,855

1,783	HC2 Holdings, Inc., (2)	6,882

4,318	MasTec Inc., (2), (3)	97,846

1,256	MYR Group Inc., (2)	32,041

605	Northwest Pipe Company, (2)	6,528

378	NV5 Holdings Inc., (2)	9,386

1,808	Orion Marine Group Inc., (2)	10,559

2,508	Primoris Services Corporation	58,662

2,667	Tutor Perini Corporation, (2)	42,192
	Total Construction & Engineering	905,061

	Construction Materials – 0.2%

4,769	Headwater Inc., (2), (3)	95,428

2,053	Summit Materials, Inc., Class A Shares, (2)	42,908

44	United States Lime & Minerals, Inc.	2,357

944	US Concrete, Inc., (2)	58,301
	Total Construction Materials	198,994

	Consumer Finance – 0.4%

1,643	Cash America International, Inc.	60,725

1,684	Encore Capital Group, Inc., (2), (3)	47,405

1,766	Enova International, Inc., (2)	15,558

3,348	EZCORP, Inc., (2)	16,573

1,824	First Cash Financial Services, Inc.	83,412

2,968	Green Dot Corporation, Class A Shares, (2)	65,979

932	JG Wentworth Company, (2)	1,072

1,440	Nelnet Inc.	60,350

3,126	PRA Group Inc., (2), (3)	103,721

698	Regional Management Corporation, (2)	11,531

458	World Acceptance Corporation, (2), (3)	19,873
	Total Consumer Finance	486,199

	Containers & Packaging – 0.4%

269	AEP Industries, Inc.	16,578

7,721	Berry Plastics Corporation, (2), (3)	278,110

1,992	Greif Inc.	69,122

1,349	Multi Packaging Solutions International Limited, (2)	22,420

1,653	Myers Industries, Inc.	22,282
	Total Containers & Packaging	408,512

	Distributors – 0.3%

1,344	Audiovox Corporation, (2)	6,035

66	Nuveen

Shares	Description (1)	Value

	Distributors (continued)

1,494	Core-Mark Holding Company, Inc.	$122,000

934	Fenix Parts, Inc., (2)	4,707

2,815	Pool Corporation	246,059

445	Weyco Group, Inc.	12,478
	Total Distributors	391,279

	Diversified Consumer Services – 1.0%

1,701	2U Inc., (2), (3)	47,679

1,052	American Public Education Inc., (2)	24,364

6,101	Apollo Group, Inc., (2)	47,588

861	Ascent Media Corporation, (2)	12,975

1,092	Bridgepoint Education Inc., (2)	10,418

2,417	Bright Horizons Family Solutions Inc., (2), (3)	158,604

962	Cambium Learning Group Inc., (2)	4,377

790	Capella Education Company	43,695

4,390	Career Education Corporation, (2)	23,443

985	Carriage Services Inc.	24,064

4,936	Chegg Inc., (2)	22,409

462	Collectors Universe, Inc.	8,034

4,121	Devry Education Group Inc., (3)	71,499

3,038	Grand Canyon Education Inc., (2), (3)	132,852

7,988	Houghton Mifflin Harcourt Company, (2)	163,834

2,185	K12, Inc., (2)	26,854

295	Liberty Tax Inc., Class A Shares	3,525

6,103	LifeLock, Incorporated, (2), (3)	71,039

2,328	Regis Corporation	31,824

3,586	Sothebys Holdings Inc., (3)	97,683

709	Strayer Education Inc.	35,195

1,433	Universal Technical Institute Inc.	5,660

1,786	Weight Watcher’s International Inc., (3)	23,129
	Total Diversified Consumer Services	1,090,744

	Diversified Financial Services – 0.4%

45	BBX Capital Corporation, (2)	694

4,646	FNFV Group, (2)	50,037

2,088	Gain Capital Holdings Inc.	14,303

2,414	Marketaxess	296,343

562	Marlin Business Services Corporation	8,312

1,563	Newstar Financial, Inc., (2)	15,036

784	On Deck Capital, Inc., (2)	6,766

1,488	PICO Holdings, Inc., (2)	14,776

Nuveen	67

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Diversified Financial Services (continued)

1,013	Resource America Inc.	$6,402

1,937	Tiptree Financial Inc., Class A	10,712
	Total Diversified Financial Services	423,381

	Diversified Telecommunication Services – 0.7%

5,701	8X8, Inc., (2), (3)	64,649

664	Atlantic Tele-Network, Inc.	47,748

13,563	Cincinnati Bell Inc., (2)	51,811

2,979	Cogent Communications Group, Inc., (3)	115,287

3,267	Consolidated Communications Holdings, Inc., (3)	77,232

1,349	FairPoint Communications Inc., (2), (3)	17,888

2,261	General Communication, Inc., (2)	38,211

30,792	Globalstar, Inc., (2), (3)	60,044

742	Hawaiian Telcom Holdco Inc., (2)	17,088

1,082	IDT Corporation	16,598

2,170	Inteliquent Incn	36,000

1,903	Intelsat SA, (2), (3)	7,517

5,313	Iridium Communications Inc., (2), (3)	42,876

1,459	Lumos Networks Corporation	18,602

3,454	Orbcomm, Inc., (2), (3)	34,229

839	pdvWireless Inc., (2), (3)	33,879

604	Straight Path Communications Inc., Class B Shares, (2), (3)	22,106

12,007	Vonage Holdings Corporation, (2)	56,073

5,919	Windstream Holdings Inc., (3)	51,377
	Total Diversified Telecommunication Services	809,215

	Electric Utilities – 1.1%

3,153	ALLETE Inc.	177,167

2,613	El Paso Electric Company	117,846

2,820	Empire District Electric Company	94,949

926	Genie Energy Limited, Class B Shares	6,825

3,257	IDACORP, INC, (3)	236,882

2,243	MGE Energy, Inc.	111,814

2,424	Otter Tail Power Corporation	70,102

5,151	PNM Resources Inc., (3)	163,184

5,740	Portland General Electric Company, (3)	227,993

213	Spark Energy, Inc.	5,491
	Total Electric Utilities	1,212,253

	Electrical Equipment – 0.6%

423	Allied Motion	9,116

1,667	AZZ Inc.	91,552

68	Nuveen

Shares	Description (1)	Value

	Electrical Equipment (continued)

1,341	Encore Wire Corporation	$51,293

2,876	EnerSys	167,872

1,868	Enphase Energy Incorporated, (2), (3)	4,689

1,484	Fuelcell Energy Inc., (2)	8,845

4,473	Generac Holdings Inc., (2), (3)	170,511

3,161	General Cable Corporation, (3)	49,438

1,400	LSI Industries, Inc.	17,710

11,217	Plug Power Inc., (2), (3)	23,107

588	Powell Industries Inc.	18,299

300	Power Solutions International Inc., (2)	3,885

1,451	PowerSecure International, Inc., (2)	27,163

172	Preformed Line Products Company	7,219

1,157	Sunrun Inc., (2), (3)	9,117

2,075	Thermon Group Holdings Inc., (2)	38,886

1,064	Vicor Corporation	10,204
	Total Electrical Equipment	708,906

	Electronic Equipment, Instruments & Components – 2.8%

1,090	Agilysys Inc.	11,641

1,846	Anixter International Inc., (2), (3)	115,006

2,988	AVX Group	39,501

937	Badger Meter Inc.	66,836

2,758	Belden Inc.	174,140

3,389	Benchmark Electronics Inc., (2)	65,814

2,721	Checkpoint Systems Inc., (2)	27,537

1,542	Coherent Inc., (2)	144,023

1,410	Control4 Corporation, (2)	10,448

2,147	CTS Corporation	35,576

2,486	Daktronics Inc.	21,628

1,145	DTS, Inc., (2)	24,984

1,129	Electro Rent Corporation	11,301

330	ePlus, Inc., (2)	26,529

2,292	Fabrinet, (2)	73,275

1,124	FARO Technologies, Inc., (2)	32,641

2,687	FEI Company, (3)	239,197

3,391	II VI Inc., (2)	70,770

2,506	Insight Enterprises Inc., (2)	61,923

5,011	InvenSense Incorporated, (2), (3)	38,484

2,486	Itron Inc., (2)	102,224

1,886	Kimball Electronics Inc., (2)	20,633

Nuveen	69

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

5,644	Knowles Corporation, (2), (3)	$75,460

1,459	Littelfuse Inc.	169,944

187	Mesa Laboratories, Inc.	18,846

2,481	Methode Electronics, Inc.	73,760

964	MTS Systems Corporation	54,196

588	Multi Fineline Electronix, Inc., (2)	13,524

2,576	Newport Corporation	59,222

2,331	Novanta, Inc., (2)	33,916

1,281	OSI Systems Inc., (2)	65,190

1,318	Park Electrochemical Corporation	21,497

691	PC Connection, Inc.	16,425

2,173	Plexus Corporation, (2)	90,744

5,357	QLogic Corporation, (2)	70,123

1,821	Rofin Sinar Technologies Inc., (2)	58,618

1,204	Rogers Corporation, (2)	69,061

5,070	Sanmina-SCI Corporation, (2)	119,905

1,730	ScanSource, Inc., (2)	70,376

1,860	SYNNEX Corporation, (3)	153,580

765	Systemax Inc., (2)	6,923

2,369	Tech Data Corporation, (2), (3)	162,727

3,818	TTM Technologies, Inc., (2)	24,893

2,600	Universal Display Corporation, (2), (3)	151,606

8,759	Vishay Intertechnology Inc., (3)	106,509

815	Vishay Precision Group Inc., (2)	12,192
	Total Electronic Equipment, Instruments & Components	3,113,348

	Energy Equipment & Services – 0.9%

4,490	Archrock Inc.	44,227

3,705	Atwood Oceanics Inc., (3)	35,790

2,758	Basic Energy Services, Inc., (2), (3)	8,826

2,253	Bristow Group Inc.	51,639

3,821	C&J Energy Services Inc., (2)	5,540

1,269	Carbo Ceramics Inc., (3)	18,845

1,331	ERA Group Incorporated, (2)	12,684

2,244	Exterran Corp., (2)	34,333

4,333	Fairmount Santrol Holdings Inc., (2)	17,332

3,837	Forum Energy Technologies Incorporated, (2)	64,231

850	Geospace Technologies Corporation, (2)	13,906

1,657	Gulfmark Offshore Inc., (3)	11,234

6,849	Helix Energy Solutions Group, (2), (3)	59,107

70	Nuveen

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

2,069	Hornbeck Offshore Services Inc., (2)	$24,290

1,071	Independence Contract Drilling Inc., (2)	4,263

668	ION Geophysical Corporation, (2)	6,119

8,605	Key Energy Services Inc., (2)	4,551

1,729	Matrix Service Company, (2)	32,574

15,432	McDermott International Inc., (2), (3)	70,061

824	Natural Gas Services Group, (2)	18,944

5,439	Newpark Resources Inc., (2)	25,400

1,282	Nordic American Offshore Limited	7,295

435	North Atlantic Drilling Limited	1,644

3,337	Oil States International Inc., (2), (3)	115,594

7,908	Parker Drilling Company, (2)	24,198

811	PHI Inc. Non-Voting, (2)	18,183

4,165	Pioneer Energy Services Corporation, (2)	12,953

781	RigNet, Inc., (2)	13,355

1,007	SeaCor Smit Inc., (2)	59,181

3,635	Seventy Seven Energy Inc., (2)	693

2,517	Tesco Corporation	23,811

5,150	TETRA Technologies, (2)	37,080

3,041	Tidewater Inc.	26,639

3,259	Unit Corporation, (2)	41,259

4,103	US Silica Holdings Inc., (3)	104,832
	Total Energy Equipment & Services	1,050,613

	Food & Staples Retailing – 0.8%

1,836	Andersons, Inc.	61,524

2,498	Casey’s General Stores, Inc., (3)	279,776

1,489	Fairway Group Holdings Inc., (2)	321

863	Ingles Markets, Inc.	31,128

581	Natural Grocers by Vitamin Cottage Incorporated, (2)	7,762

1,078	Performance Food Group Company, (2)	27,899

1,258	PriceSmart, Inc., (3)	108,867

1,570	Smart & Final Stores, Inc., (2)	24,994

2,433	SpartanNash Co	67,394

16,930	SUPERVALU INC., (3)	85,158

1,220	The Chef’s Warehouse Inc., (2)	23,509

3,238	United Natural Foods Inc., (2)	115,499

463	Village Super Market, Inc.	11,297

712	Weis Markets Inc.	32,410
	Total Food & Staples Retailing	877,538

Nuveen	71

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Food Products – 1.8%

226	Alico Inc.	$6,534

970	Amplify Snack Brands, Inc., (2)	14,948

601	Arcadia Biosciences Inc., (2)	1,292

3,927	B&G Foods Inc., (3)	161,832

953	Calavo Growers, Inc., (3)	54,483

2,026	Cal-Maine Foods, Inc., (3)	102,840

10,685	Darling International Inc., (2), (3)	154,826

6,102	Dean Foods Company, (3)	105,137

503	Farmer Brothers Company	15,196

2,155	Fresh Del Monte Produce Inc.	93,225

1,343	Freshpet, Inc., (2), (3)	11,120

1,171	Inventure Group, (2)	8,384

937	J&K Snack Foods Corporation	94,759

537	John B Sanfillippo & Son, Inc.	29,712

1,192	Lancaster Colony Corporation	138,868

1,742	Landec Corporation, (2)	19,598

338	Lifeway Foods, Inc.	3,279

834	Limoneira Company, (3)	14,920

1,404	Omega Protein Corporation, (2)	26,100

3,983	Post Holdings Inc., (2), (3)	286,139

1,449	Sanderson Farms Inc., (3)	132,931

17	Seaboard Corporation	51,051

507	Seneca Foods Corporation, (2)	16,523

4,480	Snyders Lance Inc.	143,226

1,278	Tootsie Roll Industries Inc., (3)	45,548

3,648	Treehouse Foods Inc., (2), (3)	322,483
	Total Food Products	2,054,954

	Gas Utilities – 1.4%

985	Chesapeake Utilities Corporation	58,627

5,534	New Jersey Resources Corporation, (3)	197,453

1,767	Northwest Natural Gas Company	91,071

3,401	One Gas Inc.	198,856

4,710	Piedmont Natural Gas Company, (3)	281,658

4,425	South Jersey Industries Inc.	123,502

3,029	Southwest Gas Corporation	196,612

2,802	Spire, Inc.	179,216

3,216	WGL Holdings Inc.	218,334
	Total Gas Utilities	1,545,329

72	Nuveen

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 3.7%

1,457	Abaxis, Inc.	$66,031

2,700	Abiomed, Inc., (2), (3)	262,278

5,109	Accuray, Inc., (2)	27,384

803	Analogic Corporation	63,429

1,632	AngioDynamics, Inc., (2)	19,992

945	Anika Therapeutics, Inc., (2)	43,149

10,008	Antares Pharma Inc., (2)	11,009

1,835	AtriCure, Inc., (2), (3)	29,177

92	ATRION Corporation	36,552

2,222	Cantel Medical Corporation	148,852

2,051	Cardiovascular Systems, Inc., (2), (3)	28,673

6,167	Cerus Corporation, (2)	38,605

669	ConforMIS Inc., (2), (3)	8,289

1,785	Conmed Corporation	73,935

1,664	Corindus Vascular Robotics, Inc., (2)	1,747

1,648	CryoLife Inc.	20,435

837	Cutera, Inc., (2)	9,759

1,434	Cynosure, Inc., (2)	70,180

424	EndoChoice Holdings Inc., (2)	2,340

4,754	Endologix, Inc., (2), (3)	53,292

366	Entellus Medical, Inc., (2), (3)	5,322

659	Exactech, Inc., (2)	14,986

2,726	Genmark Diagnostics Inc., (2), (3)	16,111

446	Glaukos Corporation, (2)	8,403

4,438	Globus Medical Inc., Class A, (2), (3)	111,128

1,651	Greatbatch, Inc., (2)	57,455

3,343	Haemonetics Corporation, (2)	108,413

3,009	Halyard Health Inc., (2)	84,733

1,117	Heartware International Inc., (2), (3)	37,263

914	ICU Medical, Inc., (2)	90,797

1,017	Inogen Inc., (2)	49,691

3,671	Insulet Corporation, (2), (3)	122,244

1,833	Integra Lifesciences Holdings Corporation, (2)	129,813

2,094	Invacare Corporation	23,537

2,063	InVivo Therapeutics Holdings Corporation, (2), (3)	12,378

297	Invuity Inc., (2)	2,020

208	iRadimed Corporation, (2), (3)	3,405

1,139	K2M Group Holdings Inc., (2), (3)	18,520

904	Lantheus Holdings Inc., (2)	1,862

Nuveen	73

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

1,637	LDR Holding Corporation, (2)	$44,117

769	LeMaitre Vascular, Inc.	12,750

2,869	Livanova PLC, (2), (3)	151,282

2,828	Masimo Corporation, (2)	122,594

2,698	Meridian Bioscience, Inc., (3)	51,559

2,848	Merit Medical Systems, Inc., (2)	57,672

2,132	Natus Medical, Inc., (2)	67,947

2,395	Neogen Corporation, (2)	113,140

1,077	Nevro Corporation, (2), (3)	72,428

545	Novocure Limited, (2)	7,031

3,128	NuVasive, Inc., (2)	165,596

576	Nuvectra Corporation, (2)	4,841

4,090	Nxstage Medical, Inc., (2)	65,931

3,649	OraSure Technologies, Inc., (2)	26,200

1,213	Orthofix International NV, (2)	53,081

1,290	Oxford Immunotec Global PLC, (2)	13,493

298	Penumbra Inc., (2)	16,241

1,741	Quidel Corporation, (2), (3)	30,119

3,251	Rockwell Medical Technologies, Inc., (2), (3)	30,072

3,886	RTI Biologics Inc., (2)	15,505

552	SeaSpine Holdings Corporation, (2)	8,236

764	Second Sight Medical Products, Inc., (2)	3,614

547	Sientra, Inc., (2)	4,442

2,741	Spectranetics Corporation, (2)	46,597

2,512	STAAR Surgical Company, (2)	19,368

5,509	Steris PLC, (3)	389,321

841	Surmodics Inc., (2)	16,921

1,142	Tandem Diabetes Care Inc., (2)	12,710

3,076	TransEnterix Inc., (2)	4,614

8,565	Unilife Corporation, (2)	4,710

242	Utah Medical Products, Inc.	16,190

1,117	Vascular Solutions, Inc., (2)	39,039

871	Veracyte Inc., (2)	5,052

4,653	West Pharmaceutical Services Inc., (3)	331,294

5,772	Wright Medical Group, Inc., (2)	108,398

2,084	Zeltiq Aesthetics Inc., (2)	62,312
	Total Health Care Equipment & Supplies	4,107,606

	Health Care Providers & Services – 2.6%

514	AAC Holdings, Inc., (2), (3)	10,583

74	Nuveen

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

1,884	Aceto Corporation, (3)	$42,258

437	Addus HomeCare Corporation, (2)	8,085

400	Adeptus Health Inc., Class A Shares, (2), (3)	27,248

2,540	Air Methods Corporation, (2), (3)	93,929

416	Alliance Imaging Inc., (2)	2,991

464	Almost Family, Inc., (2)	19,493

1,825	Amedisys, Inc., (2), (3)	93,969

3,076	AMN Healthcare Services Inc., (2)	109,229

3,489	AmSurg Corporation, (2), (3)	282,539

4,439	Bioscrip, Inc., (2), (3)	11,719

1,750	BioTelemetry Inc., (2)	27,527

1,906	Capital Senior Living Corporation, (2)	38,234

1,080	Chemed Corporation	140,162

756	Civitas Solutions Inc., (2)	15,150

557	Corvel Corporation, (2)	25,176

2,081	Cross Country Healthcare, Inc., (2)	25,867

2,339	Diplomat Pharmacy, Inc., (2), (3)	70,848

3,292	Ensign Group Inc.	74,268

2,674	ExamWorks Group Inc., (2), (3)	96,398

2,795	Five Star Quality Care Inc., (2)	6,820

2,712	Genesis Healthcare Inc., (2)	6,834

2,345	HealthEquity, Inc., (2)	58,977

5,918	HealthSouth Corporation, (3)	245,360

2,008	Healthways Inc., (2)	23,393

5,398	Kindred Healthcare Inc.	79,674

619	Landauer Inc.	21,504

842	LHC Group, Inc., (2)	33,966

1,615	Magellan Health Services, Inc., (2)	113,793

2,508	Molina Healthcare Inc., (2), (3)	129,814

651	National Healthcare Corporation	41,957

634	National Research Corporation	9,123

2,067	Nobilis Health Corporation, (2), (3)	8,723

3,818	Owens and Minor Inc., (3)	138,937

1,966	Pharmerica Corporation, (2)	46,476

820	Providence Service Corporation, (2)	40,869

2,536	RadNet, Inc., (2)	12,807

7,114	Select Medical Corporation, (3)	95,185

1,023	Surgery Partners Inc., (2)	16,665

1,391	Surgical Care Affiliates Inc., (2)	67,255

Nuveen	75

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

4,658	Team Health Holdings Inc., (2), (3)	$194,844

613	Teladoc, Inc., (2), (3)	7,448

1,563	Triple-S Management Corporation, Class B Shares, (2)	40,701

3,201	Universal American Corporation, (2)	23,815

801	US Physical Therapy, Inc.	39,938

2,849	Wellcare Health Plans Inc., (2), (3)	256,382
	Total Health Care Providers & Services	2,976,933

	Health Care Technology – 0.5%

2,181	Castlight Health Inc., Class B, (2)	7,852

732	Computer Programs and Systems, Inc., (3)	37,574

513	Connecture, Inc., (2)	1,185

855	Evolent Health Inc., (2)	10,269

1,633	Healthstream, Inc., (2)	36,938

5,432	HMS Holdings Corporation, (2)	91,746

588	Imprivata Inc., (2), (3)	7,127

3,575	Medidata Solutions, Inc., (2)	155,977

2,345	Omnicell, Inc., (2)	74,712

661	Press Ganey Holdings, Inc., (2)	20,141

3,231	Quality Systems Inc., (3)	45,492

1,664	Vocera Communications Incorporated, (2)	19,502
	Total Health Care Technology	508,515

	Hotels, Restaurants & Leisure – 3.1%

6,266	Belmond Limited, Class A, (2)	57,397

108	Biglari Holdings Inc., (2)	40,386

1,276	BJ’s Restaurants, Inc., (2)	56,910

7,553	Bloomin Brands	141,241

1,281	Bob Evans Farms	58,337

536	Bojangles’, Inc., (2)	9,450

5,160	Boyd Gaming Corporation, (2), (3)	96,182

1,125	Bravo Brio Restaurant Group, (2)	8,291

1,229	Buffalo Wild Wings, Inc., (2)	164,268

2,989	Caesars Acquisition Company, Class A, (2)	22,627

3,754	Caesar’s Entertainment Corporation, (2)	25,640

2,296	Carrols Restaurant Group, Inc., (2)	31,937

1,241	CBRL Group Inc., (3)	181,695

3,153	Cheesecake Factory Inc.	160,835

823	Churchill Downs Inc.	110,430

1,064	Chuy’s Holdings Inc., (2)	32,495

2,841	ClubCorp Holdings Inc.	37,927

76	Nuveen

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

1,473	Dave & Buster’s Entertainment Inc., (2)	$57,005

1,526	Del Friscos Restaurant Group, (2)	24,309

4,980	Denny’s Corporation, (2)	49,252

2,693	Diamond Resorts International Inc., (2), (3)	57,119

912	DineEquity Inc.	78,432

870	El Pollo Loco Holdings, Inc., (2), (3)	11,475

1,823	Eldorado Resorts Inc., (2)	23,900

209	Empire Resorts, Inc., (2), (3)	3,476

1,734	Fiesta Restaurant Group, (2)	55,679

743	Habit Restaurants Inc., Class A Shares, (2)	12,445

2,532	Interval Leisure Group Inc., (3)	35,752

1,805	Intl Speedway Corporation	60,449

1,024	Intrawest Resorts Holdings Inc., (2)	8,847

1,429	Isle of Capri Casinos, (2)	21,292

894	J Alexanders Holdings Inc., (2)	9,208

2,243	Jack in the Box Inc., Term Loan, (3)	151,515

843	Jamba, Inc., (2), (3)	10,951

547	Kona Grill, Inc., (2)	7,286

4,195	Krispy Kreme Doughnuts Inc., (2)	73,035

6,055	La Quinta Holdings Inc., (2)	77,322

1,188	Marcus Corporation	22,988

1,520	Marriott Vacations World	95,213

656	Monarch Casino & Resort, Inc., (2)	12,464

2,220	Morgans Hotel Group Company, (2)	3,308

771	Noodles & Company, (2)	8,597

1,775	Papa John’s International, Inc., (3)	100,447

588	Papa Murphy’s Holdings Inc., (2), (3)	7,385

5,161	Penn National Gaming, Inc., (2)	83,247

3,915	Pinnacle Entertainment Inc., (2)	43,222

1,004	Planet Fitness Inc., (2), (3)	15,421

1,498	Popeye’s Louisiana Kitchen Inc., (2)	80,532

1,237	Potbelly Corporation, (2)	17,627

914	Red Robin Gourmet Burgers, Inc., (2)	59,282

4,206	Ruby Tuesday, Inc., (2)	18,506

2,258	Ruth’s Chris Steak House, Inc.	35,857

3,402	Scientific Games Corporation, (2), (3)	33,748

4,421	Seaworld Entertainment, (3)	88,111

371	Shake Shack Inc., Class A Shares, (2), (3)	13,549

3,176	Sonic Corporation	109,159

Nuveen	77

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

756	Speedway Motorsports Inc.	$13,245

4,527	Texas Roadhouse, Inc., (3)	184,339

2,350	Vail Resorts, Inc., (3)	304,654

431	Wingstop Inc., (2)	10,749

1,249	Zoe’s Kitchen Inc., (2), (3)	46,825
	Total Hotels, Restaurants & Leisure	3,473,272

	Household Durables – 1.2%

696	Bassett Furniture, Inc.	20,539

2,322	Beazer Homes USA, Inc., (2)	19,087

4,976	CalAtlantic Group Inc., (3)	161,073

574	Cavco Industries, Inc., (2)	50,334

984	Century Communities, Inc., (2)	16,964

706	CSS Industries Inc.	19,740

1,644	Ethan Allen Interiors Inc.	55,962

380	Flexsteel Industries, Inc.	15,538

1,465	Green Brick Partners, Inc., (2)	10,797

1,843	Helen of Troy Limited, (2)	183,434

733	Hooker Furniture Corporation	18,178

8,484	Hovnanian Enterprises Inc., (2)	14,168

1,471	Installed Building Products Inc., (2)	39,099

1,923	Irobot Corporation, (2), (3)	71,882

4,875	KB Home, (3)	66,154

3,311	La Z Boy Inc.	85,656

904	LGI Homes Inc., (2), (3)	25,321

1,412	Libbey Inc.	26,263

730	Lifetime Brands, Inc.	12,607

1,585	M/I Homes, Inc., (2), (3)	31,859

2,527	MDC Holdings Inc., (3)	62,189

2,565	Meritage Corporation, (2)	87,287

267	Nacco Industries Inc.	15,892

787	New Home Company Inc., (2)	8,759

1,502	Skullcandy Inc., (2)	5,122

2,102	Taylor Morrison, (2), (3)	30,269

10,454	Tri Pointe Group, Incorporated, (2), (3)	121,266

937	Univeral Electronics Inc., (2)	62,226

998	WCI Communities Inc., (2)	15,948

1,261	William Lyon Homes Inc., Class A Shares, (2), (3)	17,780

1,867	Zagg Inc., (2), (3)	14,955
	Total Household Durables	1,386,348

78	Nuveen

Shares	Description (1)	Value

	Household Products – 0.2%

2,735	Central Garden & Pet Company, (2)	$44,553

5,085	HRG Group, Inc., (2)	73,224

317	Oil Dri Corporation	10,575

463	Orchids Paper Products Company	14,200

942	WD 40 Company	96,367
	Total Household Products	238,919

	Independent Power & Renewable Electricity Producers – 0.5%

3,172	Abengoa Yield PLC, (3)	57,191

7,884	Atlantic Power Corporation	20,971

7,796	Dynegy Inc., (2)	137,443

2,453	NRG Yield Inc., Class A Shares	37,114

4,060	NRG Yield, Inc., Class C Shares	65,691

2,406	Ormat Technologies Inc.	104,420

3,606	Pattern Energy Group Inc.	75,726

5,396	Talen Energy Corporation, (2)	62,917

2,780	TerraForm Global Inc., Class A Shares	8,090

1,468	Vivint Solar Inc., (2)	4,903
	Total Independent Power & Renewable Electricity Producers	574,466

	Industrial Conglomerates – 0.0%

1,886	Raven Industries, Inc.	30,346

	Insurance – 2.2%

2,910	Ambac Financial Group, Inc., (2)	47,229

5,268	American Equity Investment Life Holding Company, (3)	73,752

1,227	Amerisafe, Inc.	66,111

1,806	Argo Group International Holdings Inc.	99,276

671	Atlas Financial Holdings Inc., (2)	11,789

514	Baldwin & Lyons, Class B	12,562

3,325	Citizens Inc., (2), (3)	27,099

12,027	CNO Financial Group Inc., (3)	220,936

2,188	Crawford & Co	14,747

524	Donegal Group, Inc., B	8,022

1,159	eHealth, Inc., (2)	12,969

507	EMC Insurance Group Inc.	13,415

2,063	Employers Holdings, Inc.	61,271

498	Enstar Group, Limited, (2), (3)	78,903

621	FBL Financial Group Inc.	37,552

917	Federated National Holding Company	17,469

624	Fidelity & Guaranty Life	16,499

7,011	First American Corporation, (3)	252,536

Nuveen	79

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Insurance (continued)

563	Global Indemnity PLC, (2)	$17,706

1,871	Greenlight Capital Re, Ltd, (2), (3)	40,283

915	Hallmark Financial Services, Inc., (2)	10,330

554	HCI Group Inc., (3)	16,598

1,597	Heritage Insurance Holdings, Inc.	21,224

2,661	Horace Mann Educators Corporation	82,757

457	Independence Holding Company	7,024

742	Infinity Property and Casualty Corporation	59,479

711	James River Group Holdings, Limited	22,013

2,812	Kemper Corporation	87,060

3,272	Maiden Holdings, Ltd	40,017

7,592	MBIA Inc., (2)	59,218

2,593	National General Holdings Corporation	52,353

462	National Interstate Corporation	14,225

144	National Western Life Group Inc.	31,205

685	Navigators Group, Inc., (2)	56,588

1,469	OneBeacon Insurance Group Limited, Class A	18,216

563	Patriot National Inc., (2)	4,684

3,128	Primerica Inc., (3)	155,024

2,793	RLI Corporation	173,669

977	Safety Insurance Group, Inc.	55,308

3,683	Selective Insurance Group Inc.	127,837

969	State Auto Financial Corporation	19,874

2,026	State National Companies Inc.	22,853

1,484	Stewart Information Services Corporation	51,673

5,458	Third Point Reinsurance Limited, (2), (3)	62,112

1,056	Trupanion Inc., (2), (3)	13,168

1,309	United Fire Group Inc.	58,669

1,109	United Insurance Holdings Corporation	18,088

2,169	Universal Insurance Holdings Inc., (3)	38,196
	Total Insurance	2,509,588

	Internet & Catalog Retail – 0.5%

1,617	1-800-Flowers, (2)	12,693

768	Blue Nile Inc., (2)	19,799

495	Duluth Holdings Inc., (2)	11,776

1,292	Etsy, Inc., (2)	11,344

3,273	EVINE Live Inc., (2)	5,040

1,180	FTD Companies Inc., (2), (3)	32,816

2,103	Hosting Site Network, Inc.	111,522

80	Nuveen

Shares	Description (1)	Value

	Internet & Catalog Retail (continued)

1,063	Lands’ End Inc., (2), (3)	$25,863

4,837	Liberty TripAdvisor Holdings Inc., (2)	106,704

1,870	Nutri System Inc.	41,177

776	Overstock.com, Inc., (2)	11,322

1,074	PetMed Express, Inc., (3)	19,654

2,276	Shutterfly, Inc., (2), (3)	104,650

1,297	Wayfair Inc., Class A Shares, (2), (3)	48,962
	Total Internet & Catalog Retail	563,322

	Internet Software & Services – 2.2%

2,626	Actua Corporation, (2)	24,894

545	Alarm Com Holdings Inc., (2), (3)	12,431

1,196	Amber Road Inc., (2)	5,872

2,833	Angie’s List, (2), (3)	24,789

346	Apigee Corp., (2)	3,356

381	Appfolio Inc., Class A Shares, (2), (3)	4,778

4,023	Bankrate Inc., (2)	36,770

3,876	Bazaarvoice Inc., (2)	12,985

509	BenefitFocus Inc., (2), (3)	19,291

2,646	Blucora Inc., (2)	21,194

835	Box, Inc., Class A Shares, (2), (3)	10,797

2,104	Brightcove Inc., (2)	12,729

1,172	Carbonite Inc., (2)	8,837

1,239	CareCom Inc., (2)	9,218

1,401	ChannelAdvisor Corporation, (2)	17,456

2,122	Cimpress NV, (2), (3)	186,460

3,170	ComScore Inc., (2)	97,065

3,489	Cornerstone OnDemand Inc., (2)	119,847

1,512	Cvent Inc., (2)	53,449

2,160	Demandware Incorporated, (2), (3)	99,533

2,716	DHI Group Inc., (2)	19,311

6,667	Earthlink Holdings Corporation	38,735

3,790	Endurance International Group Holdings Inc., (2)	40,591

2,505	Envestnet Inc., (2), (3)	78,607

1,462	Everyday Health Inc., (2)	8,480

1,607	Five9, Inc., (2)	14,865

3,633	Gogo Inc., (2)	38,473

4,862	GrubHub Inc., (2), (3)	127,482

1,582	GTT Communications Inc., (2)	25,280

555	Hortonworks Inc., (2)	6,421

Nuveen	81

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Internet Software & Services (continued)

3,976	inContact, Inc., (2)	$37,017

327	Instructure Inc., (2)	6,586

3,724	Internap Network Services Corporation, (2)	8,491

2,599	Intralinks Holdings Inc., (2)	23,157

3,118	J2 Global Inc., (3)	198,055

3,936	Limelight Networks Inc., (2)	6,888

1,558	Liquidity Services, Inc., (2)	8,694

3,690	Liveperson, Inc., (2)	22,325

1,593	LogMeIn Inc., (2)	95,102

2,106	Marchex, Inc.	8,951

2,042	Marin Software Inc., (2)	5,228

2,357	Marketo Inc., (2)	51,830

127	MaxPoint Interactive, Inc., (2), (3)	1,020

462	MINDBODY, Inc., Class A Shares, (2), (3)	6,288

5,885	Monster Worldwide Inc., (2)	18,832

373	New Relic, Inc., (2), (3)	9,616

4,239	NIC, Incorporated	75,073

1,690	OPOWER Inc., (2), (3)	13,351

1,259	Q2 Holdings Inc., (2)	30,103

3,948	Quotient Technology Inc., (2), (3)	45,876

2,411	QuinStreet, Inc., (2)	8,487

1,499	RealNetworks Inc., (2)	6,835

550	Reis, Inc.	13,844

2,268	RetailMeNot Inc., (2)	19,119

1,788	Rocket Fuel Inc., (2)	5,114

1,785	SciQuest Inc., (2)	24,669

1,269	Shutterstock Incorporated, (2), (3)	52,054

1,069	SPS Commerce Inc., (2)	54,444

923	Stamps.com Inc., (2), (3)	76,018

1,286	TechTarget Inc., (2)	9,979

472	Travelzoo Inc., (2)	3,601

3,164	TrueCar Inc., (2), (3)	21,642

950	United Online, Inc.	10,289

2,834	Web.com, Inc., (2)	56,652

2,445	WebMD Health Corporation, Class A, (2), (3)	153,399

1,210	Wix.com Limited, (2)	29,911

499	Xactly Corp., (2)	4,022

1,711	XO Group, Incorporated, (2)	30,216
	Total Internet Software & Services	2,432,774

82	Nuveen

Shares	Description (1)	Value

	IT Services – 2.3%

5,056	Acxiom Corporation, (2)	$111,080

3,511	Blackhawk Network Holdings Inc., (2)	112,808

1,564	CACI International Inc., (2)	150,379

2,903	Cardtronics Inc., (2)	114,436

742	Cass Information Systems, Inc.	36,707

5,098	Ciber, Inc., (2)	11,827

6,391	Convergys Corporation, (3)	169,361

2,118	CSG Systems International Inc.	93,997

1,252	Datalink Corporation, (2)	10,054

3,163	EPAM Systems Inc., (2), (3)	230,678

3,355	Euronet Worldwide, Inc., (2)	258,670

4,256	Everi Holdings Inc., (2)	7,150

4,254	Evertec Inc.	57,301

2,154	Exlservice Holdings, Inc., (2)	104,232

649	Forrester Research, Inc.	21,819

1	Global Payments, Inc.	59

1,548	Hackett Group, Inc.	23,034

4,161	Lionbridge Technologies, Inc., (2)	20,763

1,186	Luxoft Holding Inc., (2), (3)	68,563

1,568	ManTech International Corporation, Class A	52,998

4,261	Maximus Inc., (3)	225,407

1,982	Moneygram International Inc., (2)	12,189

3,581	NeuStar, Inc., (2), (3)	84,118

2,292	Perficient, Inc., (2)	47,857

780	PFSweb, Inc., (2)	10,998

2,977	Science Applications International Corporation, (3)	158,049

3,809	ServiceSource International Inc., (2)	15,350

2,521	Sykes Enterprises Inc., (2)	73,487

2,029	Syntel Inc., (3)	86,293

1,051	TeleTech Holdings, Inc.	29,207

6,826	Travelport Worldwide Limited	95,223

3,229	Unisys Corporation, (2)	24,896

1,918	Virtusa Corporation, (2)	68,166
	Total IT Services	2,587,156

	Leisure Products – 0.3%

878	Arctic Cat, Inc., (3)	14,601

1,453	Black Diamond Group Inc., (2)	6,175

5,048	Callaway Golf Company	47,148

646	Escalade, Inc.	7,707

Nuveen	83

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Leisure Products (continued)

1,065	JAKKS Pacific Inc.	$7,988

328	Johnson Outdoors, Inc.	7,915

1,154	Malibu Boats Inc., Class A, (2)	20,310

691	Marine Products Corporation	5,659

472	MCBC Holdings, Inc., (2)	6,334

2,030	Nautilus Group, Inc., (2)	35,809

3,072	Performance Sports Group Limited, (2)	11,397

3,478	Smith & Wesson Holding Corporation, (2), (3)	75,925

1,208	Sturm, Ruger, & Company, (3)	77,348
	Total Leisure Products	324,316

	Life Sciences Tools & Services – 0.6%

1,594	Accelerate Diagnostics Inc., (2), (3)	20,005

1,614	Albany Molecular Research Inc., (2), (3)	24,291

2,025	Cambrex Corporation, (2)	97,686

1,862	Fluidigm Corporation, (2)	17,838

2,267	Harvard Bioscience, Inc., (2)	6,733

838	INC Research Holdings Inc., Class A Shares, (2)	40,333

2,783	Luminex Corporation, (2)	55,938

868	NanoString Technologies, Inc., (2)	13,819

3,463	NeoGenomics Inc., (2), (3)	28,189

4,504	Pacific Biosciences of California Inc., (2)	43,464

3,388	Parexel International Corporation, (2)	207,007

1,286	PRA Health Sciences, Inc., (2), (3)	61,021

7,638	Sequenom, Inc., (2), (3)	9,777
	Total Life Sciences Tools & Services	626,101

	Machinery – 2.8%

2,985	Accuride Corporation, (2)	4,836

3,852	Actuant Corporation	102,887

553	Alamo Group Inc.	31,211

1,831	Albany International Corporation, Class A	73,771

1,708	Altra Industrial Motion, Inc., (3)	49,020

569	American Railcar Industries, (3)	23,335

1,226	Astec Industries Inc.	59,338

3,544	Barnes Group Inc.	115,145

2,885	Briggs & Stratton Corporation	61,075

1,975	Chart Industries, Inc., (2)	50,837

1,110	CIRCOR International Inc.	62,659

3,245	CLARCOR, Inc., (3)	190,709

1,297	Columbus McKinnon Corporation NY	21,413

84	Nuveen

Shares	Description (1)	Value

	Machinery (continued)

1,998	Commercial Vehicle Group Inc., (2)	$5,135

1,447	Douglas Dynamics Inc.	33,151

1,477	EnPro Industries Inc.	86,523

1,688	ESCO Technologies Inc.	64,954

769	ExOne Company, (2)	10,166

4,044	Federal Signal Corporation	55,362

3,081	Franklin Electric Company, Inc.	97,329

797	Freightcar America Inc.	13,669

1,389	Global Brass & Copper Holdings Inc.	37,642

1,410	Gorman-Rupp Company, (3)	39,889

655	Graham Corporation	12,124

1,706	Greenbrier Companies Inc., (3)	51,163

5,426	Harsco Corporation	38,470

4,070	Hillenbrand Inc.	123,362

423	Hurco Companies, Inc.	13,697

613	Hyster-Yale Materials Handling Inc.	37,546

1,891	John Bean Technologies Corporation	98,597

709	Kadant Inc.	33,571

672	LB Foster Company	13,225

721	Lindsay Manufacturing Company, (3)	55,128

1,101	Lydall Inc., (2)	40,506

6,187	Meritor Inc., (2)	52,590

732	Midwest Air Group Inc.	15,562

887	Milacron Holdings Corporation, (2)	15,194

3,684	Mueller Industries Inc.	116,267

10,405	Mueller Water Products Inc., (3)	111,854

3,455	Navistar International Corporation, (2)	52,136

1,735	NN, Incorporated, (3)	26,094

187	OmegaFlex, Inc.	6,160

1,507	Proto Labs Incorporated, (2), (3)	90,164

1,513	RBC Bearings Inc., (2), (3)	110,903

6,585	Rexnord Corporation, (2)	143,553

826	Standex International Corporation	63,346

1,469	Sun Hydraulics Corporation	51,973

1,190	Tennant Company	63,558

3,071	Titan International Inc., (3)	20,361

2,930	TriMas Corporation, (2)	53,033

540	Twin Disc, Inc.	7,155

4,392	Wabash National Corporation, (2)	62,586

Nuveen	85

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Machinery (continued)

1,821	Watts Water Technologies, Inc.	$101,739

4,004	Woodward Governor Company, (3)	217,057

783	Xerium Technologies, (2)	4,142
	Total Machinery	3,192,872

	Marine – 0.1%

1,643	Eagle Bulk Shipping Inc., (2)	1,355

4,751	Golden Ocean Group Limited, (2)	4,119

2,811	Matson Incorporated	109,292

5,786	Navios Maritime Holdings Inc., (3)	6,770

3,139	Safe Bulkers Inc.	3,892

2,889	Scorpio Bulkers Inc., (2)	11,123

1,781	Ultrapetrol Limited, (2)	497
	Total Marine	137,048

	Media – 1.5%

1,371	AMC Entertainment Holdings Inc.	38,635

1,584	Carmike Cinemas, Inc., (2)	47,504

4,992	Central European Media Enterprises Limited, (2)	13,279

2,344	Crown Media Holdings, Inc., (2)	11,884

9,223	Cumulus Media, Inc., (2)	3,427

70	Daily Journal Corporation, (2)	13,748

4,912	Dreamworks Animation SKG Inc., (2), (3)	196,087

3,824	E.W. Scripps Company, Class A, (3)	58,048

1,721	Entercom Communications Corporation, (2)	19,516

4,122	Entravision Communications Corporation	32,770

1,829	Eros International PLC, (2), (3)	24,472

2,997	Global Eagle Acquisition Corporation, (2)	24,006

4,277	Gray Television Inc., (3)	54,959

3,267	Harte-Hanks Inc.	5,946

144	Hemisphere Media Group Inc., (2)	1,722

3,906	Imax Corporation, (2), (3)	124,992

847	Loral Space & Communications, Inc., (2)	31,068

2,809	MDC Partners, Inc., (3)	56,854

6,198	Media General Inc.	107,411

2,377	Meredith Corporation	121,964

3,976	National CineMedia, Inc.	56,459

2,889	New Media Investment Group Inc.	46,368

8,893	New York Times, Class A	114,008

2,024	Nexstar Broadcasting Group, Inc., (3)	103,892

1,070	Reading International Inc., A, (2)	13,878

86	Nuveen

Shares	Description (1)	Value

	Media (continued)

246	Saga Communications Inc. Class A Shares	$10,344

1,724	Scholastic Corporation	62,719

4,285	Sinclair Broadcast Group, Series A	137,420

1,457	Sizmek Inc., (2)	3,861

442	T2 Biosystems, Inc., (2)	4,703

7,083	Time Inc.	104,120

1,782	Tribune Publishing Company	20,190

1,947	World Wrestling Entertainment Inc., (3)	32,398
	Total Media	1,698,652

	Metals & Mining – 1.0%

11,499	AK Steel Holding Corporation, (3)	53,815

3,029	Carpenter Technology Inc., (3)	107,257

3,187	Century Aluminum Company, (2)	28,109

11,649	Cliffs Natural Resources Inc., (3)	61,390

8,793	Coeur d’Alene Mines Corporation, (2)	71,223

7,485	Commercial Metals Company, (3)	134,131

4,203	Ferroglobe PLC	42,829

170	Handy & Harman Limited, (2)	4,663

804	Haynes International Inc.	30,174

23,695	Hecla Mining Company	102,125

1,089	Kaiser Aluminum Corporation	103,270

1,304	Materion Corporation	37,803

588	Olympic Steel Inc.	13,301

1,583	Real Industry, Inc., (2)	13,994

708	Ryerson Holding Corporation, (2)	6,287

1,712	Schnitzer Steel Industries, Inc.	35,301

7,805	Stillwater Mining Company, (2), (3)	95,221

4,219	SunCoke Energy Inc.	31,347

2,581	TimkenSteel Corporation	32,882

3,105	Worthington Industries, Inc.	117,214
	Total Metals & Mining	1,122,336

	Multiline Retail – 0.2%

3,206	Big Lots, Inc., (3)	147,027

2,517	Freds Inc.	36,924

663	Ollie’s Bargain Outlet Holdings, Inc., (2)	17,536

2,984	Tuesday Morning Corporation, (2)	25,901
	Total Multiline Retail	227,388

	Multi-Utilities – 0.5%

4,027	Avista Corporation	161,362

Nuveen	87

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Multi-Utilities (continued)

3,310	Black Hills Corporation, (3)	$200,553

2,921	Northwestern Corporation	166,030

903	Unitil Corp.	35,687
	Total Multi-Utilities	563,632

	Oil, Gas & Consumable Fuels – 1.9%

6,073	Abraxas Petroleum Corporation, (2)	9,231

145	Adams Resources and Energy, Incorporated	5,836

2,020	Alon USA Energy, Inc.	21,210

2,337	Approach Resources Inc., (2)	6,847

1,159	Ardmore Shipping Corporation	10,837

3,237	Bill Barrett Corporation, (2)	25,767

3,217	Bonanza Creek Energy Inc., (2), (3)	12,482

7,646	Callon Petroleum Company Del, (2), (3)	80,359

3,771	Carrizo Oil & Gas, Inc., (2)	133,380

382	Clayton Williams Energy, (2), (3)	6,926

4,954	Clean Energy Fuels Corporation, (2), (3)	14,168

3,948	Cloud Peak Energy Inc., (2)	8,725

1,126	Contango Oil & Gas Company, (2)	14,165

3,710	Delek US Holdings Inc., (3)	58,952

6,005	DHT Maritime Inc.	34,469

1,619	Dorian LPG Limited, (2)	16,449

3,107	Eclipse Resources Corporation, (2)	7,550

3,324	Energy Fuels, Inc., (2)	7,811

898	Erin Energy Corporation, (2), (3)	1,796

1,412	Evolution Petroleum Corporation	7,822

10,211	Exco Resources Inc., (3)	15,521

3,087	Frontline Limited, (3)	25,437

2,820	GasLog Limited	36,124

5,248	Gastar Exploration Inc., (2)	10,444

1,091	Gener8 Maritime Inc., (2)	7,888

2,455	Green Plains Renewable Energy, Inc.	44,436

4,750	Halcon Resources Corporation, (2)	5,795

672	Hallador Energy Company	3,138

61	Isramco, Inc., (2)	5,683

1,873	Jones Energy Inc., Class A, (2)	8,990

5,171	Matador Resources Company, (2), (3)	111,435

5,304	Navios Maritime Acquisition Corporation	10,237

5,767	Nordic American Tanker Shipping Ltd, (3)	88,869

3,985	Northern Oil and Gas Inc., (2), (3)	21,758

88	Nuveen

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

11,682	Oasis Petroleum Inc., (2)	$113,199

2,060	Pacific Ethanol, Inc., (2)	9,744

1,069	Panhandle Oil and Gas Inc.	20,193

1,035	Par Petroleum Corporation, (2)	19,779

7,274	Parsley Energy Inc. Class A Shares, (2), (3)	170,357

2,987	PDC Energy Inc., (2), (3)	187,554

2,842	Renewable Energy Group Inc., (2)	27,624

3,111	Rex Energy Inc., (2), (3)	3,142

376	Rex Stores Corporation, (2), (3)	20,443

1,564	Ring Energy Inc., (2)	11,261

4,246	RSP Permian Inc., (2), (3)	129,970

3,411	Sanchez Energy Corporation, (2)	30,665

11,565	Scorpio Tankers Inc.	72,397

2,839	SemGroup Corporation, A Shares	87,044

3,835	Ship Financial International Limited	58,177

3,874	Stone Energy Corporation, (2)	3,797

9,106	Synergy Resources Corporation, (2), (3)	65,745

6,150	Teekay Tankers Limited, Class A Shares	24,231

1,826	TransAtlantic Petroleum Limited, (2)	1,990

3,018	Triangle Petroleum Corporation, (2)	1,355

9,908	Ultra Petroleum Corporation, (2), (3)	3,093

7,204	Uranium Energy Corporation, (2), (3)	5,841

2,264	W&T Offshore Inc.	5,456

4,601	Western Refining Inc., (3)	123,123

1,158	Westmoreland Coal Company, (2)	8,257
	Total Oil, Gas, & Consumable Fuels	2,084,974

	Paper & Forest Products – 0.5%

2,556	Boise Cascade Company, (2)	53,344

1,150	Clearwater Paper Corporation, (2)	68,701

683	Deltic Timber Corporation	42,687

2,797	Glatfelter	64,135

5,508	KapStone Paper and Packaging Corp., (3)	87,522

9,213	Louisiana-Pacific Corporation, (2), (3)	156,621

1,082	Neenah Paper, Inc.	70,427

1,554	Rentech, Inc., (2)	5,392

1,970	Schweitzer-Mauduit International Inc.	67,748
	Total Paper & Forest Products	616,577

	Personal Products – 0.2%

1,688	Elizabeth Arden, Inc., (2), (3)	17,268

Nuveen	89

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Personal Products (continued)

1,098	Inter Parfums, Inc.	$33,621

702	Medifast, Inc.	22,134

471	Natural Health Trends Corporation, (3)	17,045

717	Nature’s Sunshine Products	6,869

431	Nutraceutical International Corporation, (2)	10,167

779	Revlon Inc., (2)	28,379

1,442	Synutra International Inc., (2)	7,297

342	USANA Health Sciences, Inc., (2), (3)	40,506
	Total Personal Products	183,286

	Pharmaceuticals – 1.7%

371	Aclaris Therapeutics Inc., (2)	6,856

1,326	Aerie Pharmaceuticals Inc., (2), (3)	21,030

868	Agile Therapeutics, Inc., (2)	5,026

2,034	Alimera Sciences, Inc., (2), (3)	4,515

2,054	Amphastar Pharmaceuticals, Inc., (2), (3)	25,264

510	ANI Pharmaceuticals Inc., (2)	23,190

3,438	Aralez Pharmaceuticals, Inc., (2)	13,443

1,916	Aratana Therapeutics Inc., (2)	11,515

928	Assembly Biosciences Inc., (2)	5,568

2,993	Biodelivery Sciences, Inc., (2), (3)	10,116

5,408	Catalent, Inc., (2)	159,698

2,273	Cempra Inc., (2), (3)	38,482

493	Collegium Pharmaceutical Inc., (2)	9,397

4,003	Corcept Therapeutics, Inc., (2)	19,094

642	Corium International, Inc., (2)	2,876

3,877	DepoMed, Inc., (2), (3)	67,382

1,005	Dermira, Inc., (2)	25,416

7,272	Durect Corporation, (2)	9,744

2,428	Endocyte Inc., (2)	9,469

351	Flex Pharma Inc., (2)	3,847

1,462	Foamix Pharmaceuticals Limited, (2)	9,225

368	Heska Corporation, (2)	11,261

4,637	Impax Laboratories Inc., (2)	154,644

5,507	Innoviva, Inc., (3)	67,956

1,064	Intersect ENT, Inc., (2), (3)	21,333

1,724	Intra-Cellular Therapies Inc., (2)	59,168

1,715	Lannett Company Inc., (2), (3)	32,894

4,284	Medicines Company, (2), (3)	152,468

404	MyoKardia Inc., (2)	4,622

90	Nuveen

Shares	Description (1)	Value

	Pharmaceuticals (continued)

8,506	Nektar Therapeutics, (2), (3)	$133,374

373	Neos Therapeutics Inc., (2)	3,383

971	Ocular Therapeutix, Inc., (2)	11,924

2,447	Omeros Corporation, (2)	32,423

6,618	Orexigen Therapeutics Inc., (2)	2,958

2,356	Pacira Pharmaceuticals, Inc., (2), (3)	127,483

789	Paratek Pharmaceuticals, Inc., (2)	10,746

2,815	Pernix Therapeutics Holdings, Incorporated, (2)	2,112

1,129	Phibro Animal Health Corporation, Class A Shares	23,415

3,302	Prestige Brands Holdings Inc., (2)	187,488

2,108	Relypsa Inc., (2), (3)	38,155

1,185	Revance Therapeutics Inc., (2)	21,780

1,266	Sagent Pharmaceuticals Inc., (2)	14,736

3,207	SciClone Pharmaceuticals, Inc., (2)	42,332

1,608	Sucampo Pharmaceuticals, Inc., (2)	17,334

2,221	Supernus Pharmaceuticals Incorporated, (2)	38,112

2,674	Teligent, Inc., (2), (3)	14,760

2,336	Tetraphase Pharmaceuticals Inc., (2)	13,082

9,301	TherapeuticsMD, (2), (3)	76,733

1,846	Theravance Biopharma Inc., (2)	38,305

6,714	Vivus, Inc., (2), (3)	11,078

3,800	Xenoport, Inc., (2)	16,720

1,596	Zogenix Inc., (2)	16,359

223	Zynerba Pharmaceuticals Inc., (2)	1,817
	Total Pharmaceuticals	1,882,108

	Professional Services – 1.2%

3,301	Acacia Research	15,911

483	Barrett Business Services, Inc.	14,978

3,170	CBIZ Inc., (2)	32,271

925	CDI Corporation	6,614

2,164	CEB Inc.	133,497

592	CRA International, Inc., (2)	12,846

1,681	Exponent, Inc.	83,781

758	Franklin Covey Company, (2)	12,484

2,691	FTI Consulting Inc., (2), (3)	108,447

844	GP Strategies Corporation, (2)	19,699

1,185	Heidrick & Struggles International, Inc.	23,380

2,323	Hill International, Inc., (2)	9,850

1,394	Huron Consulting Group, Inc., (2)	77,520

Nuveen	91

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Professional Services (continued)

1,263	ICF International, Inc., (2)	$49,724

1,044	Insperity Inc.	55,092

1,925	Kelly Services, Inc.	36,132

1,594	KForce Inc.	30,302

3,261	Korn Ferry International	88,504

1,084	Mistras Group Inc., (2)	26,417

3,119	Navigant Consulting Inc., (2)	49,779

3,345	On Assignment, Inc., (2)	120,621

12,699	Pendrell Corporation, (2)	6,539

2,430	Resources Connection, Inc.	35,891

3,511	RPX Corporation, (2)	38,902

2,745	The Advisory Board Company, (2)	86,852

2,661	TriNet Group Inc., (2)	44,226

2,712	TrueBlue Inc., (2)	50,687

617	Volt Information Sciences Inc., (2)	4,634

2,311	WageWorks, Incorporated, (2)	124,470
	Total Professional Services	1,400,050

	Real Estate Investment Trust – 9.3%

4,448	Acadia Realty Trust, (3)	149,898

1,836	AG Mortgage Investment Trust Inc.	24,584

1,333	Agree Realty Corporation	51,694

136	Alexander’s Inc., (3)	52,043

3,699	Altisource Residential Corporation	42,982

2,404	American Assets Trust Inc.	95,367

3,080	American Capital Mortgage Investment Corporation	45,676

6,399	Anworth Mortgage Asset Corporation	30,203

3,779	Apollo Commercial Real Estate Finance, Inc.	60,199

2,075	Apollo Residential Mortgage Inc.	28,137

1,753	Ares Commercial Real Estate Corporation	21,036

1,812	Armada Hoffler Properties Inc.	21,200

2,373	Armour Residential REIT Inc., (3)	50,497

1,771	Ashford Hospitality Prime Inc.	19,817

6,139	Ashford Hospitality Trust Inc.	34,317

1,276	Bluerock Residential Growth REIT, Inc.	13,959

6,197	Capstead Mortgage Corporation, (3)	60,235

3,774	CareTrust REIT Inc.	48,005

2,557	CatchMark Timber Trust Inc., Class A	27,130

5,499	Cedar Shopping Centers Inc.	38,053

2,477	Chatham Lodging Trust	52,785

92	Nuveen

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

3,858	Chesapeake Lodging Trust	$95,023

7,225	Colony Financial Inc.	127,738

2,468	Colony Starwood Homes	60,145

1,574	Coresite Realty Corporation	117,940

14,009	Cousins Properties, Inc., (3)	144,993

11,374	CubeSmart	336,784

4,732	CyrusOne Inc.	208,823

10,228	CYS Investments Inc., (3)	82,949

5,747	DCT Industrial Trust Inc.	232,006

12,981	DiamondRock Hospitality Company	115,661

4,518	Dupont Fabros Technology Inc.	179,907

3,179	Dynex Capital, Inc.	20,664

884	Easterly Government Properties, Inc.	16,310

2,090	EastGroup Properties Inc., (3)	124,877

4,089	Education Realty Trust Inc., (3)	162,620

3,698	Entertainment Properties Trust, (3)	243,624

5,167	Equity One Inc., (3)	146,226

9,266	FelCor Lodging Trust Inc.	66,345

7,563	First Industrial Realty Trust, Inc., (3)	173,495

3,799	First Potomac Realty Trust	31,950

5,817	Franklin Street Properties Corporation	61,777

3,328	Gaming and Leisure Properties Inc.	109,117

4,828	Geo Group Inc.	154,641

1,653	Getty Realty Corporation	32,531

1,428	Gladstone Commercial Corporation	24,033

4,551	Government Properties Income Trust, (3)	86,105

27,135	Gramercy Property Trust, (3)	229,833

2,475	Hannon Armstrong Sustainable Infrastructure Capital Inc.	48,015

6,260	Hatteras Financial Corp.	99,471

6,397	Healthcare Realty Trust, Inc.	193,701

2,978	Hersha Hospitality Trust	57,446

6,082	Highwoods Properties, Inc., (3)	284,212

4,815	Hudson Pacific Properties Inc.	140,839

2,084	Independence Realty Trust	14,942

7,334	Invesco Mortgage Capital Inc.	94,242

7,928	Investors Real Estate Trust	47,727

4,920	iStar Inc., (2), (3)	48,216

5,406	Kite Realty Group Trust, (3)	147,205

3,102	Ladder Capital Corporation, (3)	36,945

Nuveen	93

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

7,305	LaSalle Hotel Properties, (3)	$174,589

13,287	Lexington Corporate Properties Trust	116,660

2,407	LTC Properties Inc.	111,661

5,764	Mack-Cali Realty Corporation, (3)	147,328

15,129	Medical Properties Trust Inc.	201,367

4,079	Monmouth Real Estate Investment Corporation	46,908

10,769	Monogram Residential Trust, Inc.	109,090

2,429	National Health Investors Inc., (3)	165,391

1,551	National Storage Affiliates Trust	30,276

14,902	New Residential Investment	180,314

5,488	New Senior Investment Group Inc.	59,270

7,074	New York Mortgage Trust, Inc., (3)	36,785

10,507	New York REIT, Inc.	103,284

1,225	NexPoint Residential Trust, Inc.	17,224

810	One Liberty Properties Inc.	18,970

1,407	Orchid Island Capital Inc., (3)	13,620

5,473	Parkway Properties Inc.	90,031

4,648	Pebblebrook Hotel Trust, (3)	128,471

4,470	Penn Real Estate Investment Trust	102,542

4,824	PennyMac Mortgage Investment Trust	65,558

8,717	Physicians Realty Trust	158,039

2,630	Potlatch Corporation, (3)	92,629

1,506	Preferred Apartment Communities Inc.	18,584

1,260	PS Business Parks Inc., (3)	120,658

2,111	QTS Realty Trust Inc., Class A Shares	102,215

6,462	RAIT Investment Trust	19,644

5,118	Ramco-Gershenson Properties Trust	90,640

4,996	Redwood Trust Inc.	64,748

2,052	Resource Capital Corporation	24,378

6,435	Retail Opportunity Investments Corporation	126,576

4,244	Rexford Industrial Realty Inc.	79,660

8,098	RLJ Lodging Trust	170,625

2,367	Rouse Properties Inc.	43,718

2,812	Ryman Hospitalities Properties, (3)	144,902

4,212	Sabra Health Care Real Estate Investment Trust Inc.	88,831

630	Saul Centers Inc.	33,503

4,053	Select Income REIT	93,827

2,351	Silver Bay Realty Trust Corporation	34,325

2,545	Sovran Self Storage Inc.	270,330

94	Nuveen

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

4,184	STAG Industrial Inc.	$83,513

2,621	STORE Capital Corporation	67,281

5,644	Summit Hotel Properties Inc.	64,342

3,632	Sun Communities Inc.	246,504

13,497	Sunstone Hotel Investors Inc., (3)	172,897

2,782	Terreno Realty Corporation	63,346

1,527	UMH Properties Inc.	14,965

2,075	United Development Funding IV, (3), (5)	4,980

808	Universal Health Realty Income Trust	44,117

5,741	Urban Edge Properties	148,922

1,801	Urstadt Biddle Properties Inc.	37,029

4,406	Washington Real Estate Investment Trust, (3)	126,320

2,711	Western Asset Mortgage Capital Corporation, (3)	27,029

1,828	Whitestone Real Estate Investment Trust	24,550

7,222	Xenia Hotels & Resorts Inc.	111,074
	Total Real Estate Investment Trust	10,500,935

	Real Estate Management & Development – 0.4%

3,159	Alexander & Baldwin Inc., (3)	120,800

66	Altisource Asset Management Corporation, (2)	1,106

894	Altisource Portfolio Solutions SA, (2), (3)	27,973

787	AV Homes Inc., (2)	9,051

283	Consolidated Tomoka Land Company	13,952

2,175	Forestar Real Estate Group Inc., (2)	29,363

546	FRP Holdings Inc., (2)	19,918

6,001	Kennedy-Wilson Holdings Inc., (3)	129,682

878	Marcus & Millichap Inc., (2)	22,020

761	ReMax Holdings Inc.	28,005

3,564	St Joe Company, (2)	60,053

888	Tejon Ranch Company, (2)	19,998

450	The RMR Group Inc.	11,214
	Total Real Estate Management & Development	493,135

	Road & Rail – 0.5%

1,761	ArcBest Corporation	33,617

1,622	Celadon Group, Inc.	16,334

794	Covenant Transport, Inc., (2)	15,809

3,088	Heartland Express, Inc.	55,924

4,045	Knight Transportation Inc., (3)	107,476

1,548	Marten Transport, Ltd.	28,886

216	PAM Transportation Services, Inc., (2)	5,337

Nuveen	95

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Road & Rail (continued)

1,906	Roadrunner Transportation System Inc., (2)	$22,529

1,623	Saia, Inc., (2)	46,937

5,696	Swift Transportation Company, (2), (3)	94,668

450	Universal Truckload Services, Inc.	6,417

725	USA Truck, Inc., (2)	12,847

2,869	Werner Enterprises, Inc.	72,700

2,120	YRC Worldwide Inc., (2)	19,504
	Total Road & Rail	538,985

	Semiconductors & Semiconductor Equipment – 3.0%

2,644	Advanced Energy Industries Inc., (2)	85,533

41,139	Advanced Micro Devices, Inc., (2), (3)	146,043

1,239	Alpha & Omega Semiconductor Limited, (2)	16,095

2,026	Ambarella, Incorporated, (2), (3)	83,269

6,397	Amkor Technology Inc., (2)	36,527

5,236	Applied Micro Circuits Corporation, (2)	32,673

7,343	Axcelis Technologies Inc., (2)	21,001

4,364	Brooks Automation Inc.	41,283

1,599	Cabot Microelectronics Corporation	66,982

880	Cascade Microtech, Inc., (2)	18,401

3,577	Cavium Networks Inc., (2), (3)	176,596

1,333	CEVA, Inc., (2)	30,739

4,101	Cirrus Logic Inc., (2), (3)	148,046

1,676	Cohu Inc.	19,375

2,425	Diodes Inc., (2)	45,153

1,446	DSP Group Inc., (2)	13,737

9,070	Entegris Inc., (2)	120,540

2,544	Exar Corporation, (2)	15,518

7,536	Fairchild Semiconductor International Inc., Class A, (2)	150,720

3,725	FormFactor Inc., (2)	28,683

2,477	Inphi Corporation, (2)	73,493

8,756	Integrated Device Technology, Inc., (2)	168,816

8,526	Intersil Holding Corporation, Class A	99,669

1,605	IXYS Corporation	17,334

4,300	Kopin Corporation, (2)	7,138

7,555	Lattice Semiconductor Corporation, (2)	42,081

1,518	MA-COM Technology Solutions Holdings Incorporated, (2), (3)	62,071

4,841	Mattson Technology, Inc., (2)	17,670

3,554	Maxlinear Inc., (2)	59,529

7,026	Microsemi Corporation, (2), (3)	237,409

96	Nuveen

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

3,414	MKS Instruments Inc., (3)	$122,426

2,557	Monolithic Power Systems, Inc., (3)	159,608

1,551	Nanometrics Inc., (2)	27,701

1,910	NeoPhotonics Corporation, (2)	22,901

314	NVE Corporation	18,017

1,746	PDF Solutions, Inc., (2)	23,484

4,297	Photronics Inc., (2)	45,462

1,903	Power Integrations Inc.	91,820

7,468	Rambus Inc., (2), (3)	86,778

2,066	Rudolph Technologies, (2)	28,655

4,293	Semtech Corporation, (2)	92,901

2,397	Sigma Designs, Inc., (2)	15,173

2,763	Silicon Laboratories Inc., (2)	129,308

2,383	Synaptics, Inc., (2), (3)	170,504

3,403	Tessera Technologies Inc.	97,734

1,991	Ultra Clean Holdings, Inc., (2)	11,329

1,785	Ultratech Stepper Inc., (2)	38,717

2,611	Veeco Instruments Inc., (2)	48,069

3,529	Xcerra Corporation, (2)	20,821
	Total Semiconductors & Semiconductor Equipment	3,333,532

	Software – 4.3%

2,297	A10 Networks Inc., (2)	13,713

7,550	ACI Worldwide, Inc., (2), (3)	150,924

1,612	American Software, Inc.	14,734

5,522	Aspen Technology Inc., (2), (3)	210,002

2,650	AVG Technologies NV, (2)	52,470

547	Barracuda Networks Inc., (2), (3)	9,638

3,032	Blackbaud, Inc.	187,287

2,647	Bottomline Technologies, Inc., (2), (3)	65,010

1,885	Broadsoft Inc., (2)	73,826

3,575	Callidus Software, Inc., (2)	65,422

2,926	CommVault Systems, Inc., (2), (3)	128,071

526	Digimarc Corporation, (3)	15,701

3,602	Digital Turbine Inc., (2)	3,098

1,734	Ebix, Inc., (3)	83,440

1,902	Ellie Mae Incorporated, (2), (3)	159,007

1,751	EnerNOC, Inc., (2)	11,942

2,091	EPIQ Systems, Inc.	30,884

2,009	Fair Isaac Corporation	214,380

Nuveen	97

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Software (continued)

2,472	Fleetmatics Group Limited, (2)	$89,610

1,768	Gigamon Inc., (2)	57,619

988	Globant S.A, (2), (3)	35,064

7,783	Glu Mobile, Inc., (2)	20,781

1,232	Guidance Software, Inc., (2)	6,283

4,538	Guidewire Software Incorporated, (2), (3)	258,530

1,216	HubSpot, Inc., (2), (3)	53,857

1,813	Imperva Incorporated, (2), (3)	84,268

3,871	Infoblox, Incorporated, (2), (3)	64,762

1,119	Interactive Intelligence Group, (2)	41,593

3,019	Jive Software Inc., (2)	12,287

4,771	Manhattan Associates Inc., (2), (3)	288,836

5,956	Mentor Graphics Corporation	118,882

600	Microstrategy Inc., (2)	107,592

2,634	MobileIron, Inc., (2)	10,088

1,353	Model N Inc., (2)	14,450

2,590	Monotype Imaging Holdings Inc.	57,058

689	Park City Group Inc., (2)	6,546

2,040	Paycom Software Inc., (2)	77,948

1,001	Paylocity Holding Corporation, (2), (3)	38,308

2,312	Pegasystems, Inc.	61,014

3,272	Progress Software Corporation, (2)	83,501

2,550	Proofpoint, Incorporated, (2), (3)	148,563

1,546	PROS Holdings, Inc., (2)	18,181

490	QAD Inc. A	9,609

5,907	QLIK Technologies Inc., (2)	181,877

1,607	Qualys Incorporated, (2), (3)	40,464

517	Rapid7 Inc., (2), (3)	6,473

3,414	RealPage Inc., (2), (3)	75,074

3,465	RingCentral Inc., Class A, (2), (3)	66,112

5,344	Rovi Corporation, (2)	94,161

1,544	Sapiens International Corporation NV	18,188

2,156	SeaChange International, Inc., (2)	8,042

2,356	Silver Springs Networks Inc., (2)	33,102

2,507	Synchronoss Technologies, Inc., (2)	77,892

5,471	Take-Two Interactive Software, Inc., (2), (3)	186,999

2,523	Tangoe Inc., (2)	22,253

1,828	TeleNav Inc., (2)	10,420

1,279	Textura Corporation, (2)	33,753

98	Nuveen

Shares	Description (1)	Value

	Software (continued)

1,660	The Rubicon Project Inc., (2)	$32,154

6,280	TiVo, Inc., (2)	62,674

1,033	TubeMogul Inc., (2)	13,388

2,177	Tyler Technologies Inc., (2), (3)	318,735

606	Varonis Systems Inc., (2)	11,605

1,898	Vasco Data Security International, Inc., (2), (3)	32,892

3,969	Verint Systems Inc., (2)	134,311

2,928	VirnetX Holding Corporation, (2), (3)	13,147

495	Workiva Inc., (2)	5,895

1,467	Xura Incorporated, (2)	32,846

3,640	Zendesk Inc., (2), (3)	82,264

3,720	Zix Corporation, (2)	13,876
	Total Software	4,863,376

	Specialty Retail – 2.7%

4,498	Abercrombie & Fitch Co., Class A, (3)	120,232

11,683	American Eagle Outfitters, Inc., (3)	167,184

551	America’s Car-Mart, Inc., (2)	14,640

1,642	Asbury Automotive Group, Inc., (2)	99,538

11,100	Ascena Retail Group Inc., (2), (3)	97,791

2,074	Barnes & Noble Education, Inc., (2)	19,413

3,281	Barnes & Noble Inc.	38,552

2,432	bebe stores, Inc.	1,369

1,183	Big 5 Sporting Goods Corporation	14,302

772	Boot Barn Holdings, Inc., (2), (3)	6,330

1,831	Buckle Inc., (3)	52,989

846	Build-A-Bear-Workshop, Inc., (2)	11,142

4,613	Burlington Store Inc., (2), (3)	262,803

2,833	Caleres Inc.	71,420

1,702	Cato Corporation	62,276

8,646	Chico’s FAS, Inc., (3)	109,026

1,233	Childrens Place Retail Stores Inc.	96,063

2,408	Christopher & Banks Corporation	6,261

1,007	Citi Trends, Inc.	18,086

1,570	Conn’s, Inc., (2), (3)	21,572

1,120	Container Store Group Inc., (2)	7,952

2,434	Destination XL Group Inc., (2)	13,071

5,081	Express Inc., (2), (3)	92,373

2,978	Finish Line, Inc., (3)	58,815

3,523	Five Below, Incorporated, (2), (3)	146,909

Nuveen	99

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Specialty Retail (continued)

2,737	Francescas Holdings Corporation, (2), (3)	$45,434

1,429	Genesco Inc., (2)	98,858

1,509	Group 1 Automotive Inc.	99,353

4,004	Guess Inc.	73,473

1,318	Haverty Furniture Companies Inc.	24,607

1,226	Hibbett Sporting Goods, Inc., (2), (3)	44,259

1,135	Kirkland’s, Inc., (2)	18,637

1,472	Lithia Motors Inc., (3)	122,205

1,752	Lumber Liquidators Inc., (2), (3)	26,122

1,648	Marinemax Inc., (2)	31,328

1,326	Mattress Firm Holding Corporation, (2), (3)	51,741

2,058	Monro Muffler Brake, Inc.	142,455

1,117	Outerwall Inc., (3)	46,143

1,626	Party City Holdco Inc., (2), (3)	23,301

5,667	Pier 1 Imports, Inc., (3)	39,046

3,429	Rent-A-Center Inc.	50,406

2,159	Restoration Hardware Holdings Incorporated, (2), (3)	93,420

3,195	Select Comfort Corporation, (2)	78,853

968	Shoe Carnival, Inc.	24,810

1,926	Sonic Automotive Inc.	36,132

1,162	Sportsman’s Warehouse Holdings Inc., (2)	13,224

2,162	Stage Stores Inc.	15,912

1,987	Stein Mart, Inc.	14,386

3,125	Tailored Brands, Inc.	54,438

1,753	Tile Shop Holdings Inc., (2), (3)	31,274

763	Tilly’s Inc., Class A Shares, (2)	4,799

1,571	Vitamin Shoppe Inc., (2), (3)	42,998

1,162	West Marine, Inc., (2)	11,643

138	Winmark Corporation	13,138

1,286	Zumiez, Inc., (2), (3)	21,579
	Total Specialty Retail	3,004,083

	Technology Hardware, Storage & Peripherals – 0.5%

2,089	Avid Technology Inc., (2)	11,657

1,168	CPI Card Group Inc., (3)	9,262

2,640	Cray, Inc., (2), (3)	99,977

4,194	Diebold Inc., (3)	110,176

1,247	Eastman Kodak Company, (2)	14,740

3,032	Electronics For Imaging, (2), (3)	120,795

1,973	Imation Corporation	3,098

100	Nuveen

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals (continued)

1,812	Immersion Corporation, (2)	$13,246

3,540	Nimble Storage Inc., (2)	26,125

1,859	Pure Storage Inc., Class A Shares, (2), (3)	27,048

13,931	Quantum Corporation, (2)	6,412

2,359	Silicon Graphics International Corporation, (2)	10,568

3,293	Stratasys, Inc., (2), (3)	80,580

2,385	Super Micro Computer Inc., (2)	64,180

6,217	Violin Memory Inc., (2)	2,195
	Total Technology Hardware, Storage & Peripherals	600,059

	Textiles, Apparel & Luxury Goods – 0.9%

579	Cherokee Inc.	9,056

1,855	Columbia Sportswear Company	108,647

4,722	Crocs, Inc., (2)	39,429

680	Culp Inc.	17,843

2,113	Deckers Outdoor Corporation, (2), (3)	122,153

2,580	G III Apparel Group, Limited, (2), (3)	116,745

3,088	Iconix Brand Group, Inc., (2), (3)	26,186

1,037	Movado Group Inc.	29,254

947	Oxford Industries Inc.	62,900

790	Perry Ellis International, Inc., (2)	15,050

2,429	Sequential Brands Group Inc., (2)	13,481

3,639	Steven Madden Limited, (2), (3)	127,401

480	Superior Uniform Group Inc.	9,130

3,627	Tumi Holdings Inc., (2), (3)	96,768

962	Unifi Inc., (2)	24,781

1,376	Vera Bradley Inc., (2), (3)	24,135

1,376	Vince Holding Company, (2)	8,504

6,675	Wolverine World Wide Inc.	126,491
	Total Textiles, Apparel & Luxury Goods	977,954

	Thrifts & Mortgage Finance – 1.9%

495	Anchor BanCorp Wisconsin Inc., (2)	23,691

5,819	Astoria Financial Corporation	87,518

3,159	Bank Mutual Corporation	25,525

1,189	BankFinancial Corporation	14,696

985	Bear State Financial Inc., (3)	9,692

5,350	Beneficial Bancorp, Inc., (2)	74,312

3,972	BofI Holdings, Inc., (2), (3)	80,910

524	BSB Bancorp Inc., (2)	12,455

9,098	Capitol Federal Financial Inc.	120,912

Nuveen	101

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Thrifts & Mortgage Finance (continued)

985	Charter Financial Corporation	$12,342

1,662	Clifton Bancorp Inc.	24,731

2,013	Dime Community Bancshares, Inc.	36,455

3,594	Essent Group Limited, (2)	73,389

6,258	Everbank Financial Corporation	94,371

640	Federal Agricultural Mortgage Corporation	26,035

599	First Defiance Financial Corporation	23,708

1,330	Flagstar Bancorp Inc., (2)	31,481

755	Fox Chase Bancorp.	14,881

85	Hingham Institution for Savings	10,879

1,495	HomeStreet Inc.	32,217

583	Impac Mortgage Holdings Inc., (2), (3)	8,279

6,049	Kearny Financial Corporation	76,338

406	LendingTree, Inc., (2), (3)	36,325

3,554	Meridian Bancorp, Inc.	51,959

475	Meta Financial Group, Inc.	23,570

21,966	MGIC Investment Corporation, (2), (3)	158,814

2,392	Nationstar Mortgage Holdings, Incorporated, (2)	27,723

3,222	NMI Holdings Inc., Class A Shares, (2)	20,266

3,034	Northfield Bancorp Inc.	48,119

6,565	Northwest Bancshares Inc.	92,041

859	OceanFirst Financial Corporation	16,733

6,948	Ocwen Financial Corporation, (2)	15,702

2,846	Oritani Financial Corporation	49,321

856	PennyMac Financial Services Inc., (2)	10,905

2,872	PHH Corporation, (2), (3)	36,848

4,245	Provident Financial Services Inc.	84,815

11,721	Radian Group Inc., (3)	149,912

1,153	Stonegate Mortgage Corporation, (2)	6,653

552	Territorial Bancorp Inc.	14,479

6,147	TrustCo Bank Corporation NY	39,402

3,493	United Community Financial Corporation	20,748

3,199	United Financial Bancorp Inc.	41,523

1,712	Walker & Dunlop Inc., (2)	37,750

2,301	Walter Investment Management Corporation, (3)	16,682

6,133	Washington Federal Inc.	148,971

1,747	Waterstone Financial Inc.	24,493

1,962	WSFS Financial Corporation, (3)	66,983
	Total Thrifts & Mortgage Finance	2,155,554

102	Nuveen

Shares	Description (1)	Value

	Tobacco – 0.2%

1,461	Universal Corporation, (3)	$79,698

5,548	Vector Group Ltd.	119,837
	Total Tobacco	199,535

	Trading Companies & Distributors – 0.7%

4,228	Aircastle LTD, (3)	91,748

2,359	Applied Industrial Technologies Inc.	108,113

3,210	Beacon Roofing Supply Company, (2)	137,163

2,425	BMC Stock Holdings Inc., (2)	42,559

1,051	CAI International Inc., (2)	10,741

814	DXP Enterprises, Inc., (2), (3)	17,786

2,115	H&E Equipment Services, Inc.	42,786

1,497	Kaman Corporation	63,009

393	Lawson Products, Inc.	7,699

6,662	MRC Global Inc., (2)	93,135

709	Neff Corporation, Class A Shares, (2)	6,062

2,289	Rush Enterprises, Class A, (2)	45,070

2,253	TAL International Group Inc.	38,526

1,574	Textainer Group Holdings Limited, (3)	24,287

1,121	Titan Machinery, Inc., (2)	14,573

2,603	Univar Inc., (2)	45,292

551	Veritiv Corporation, (2)	22,602
	Total Trading Companies & Distributors	811,151

	Transportation Infrastructure – 0.1%

3,991	Wesco Aircraft Holdings Inc., (2)	57,590

	Water Utilities – 0.3%

2,443	American States Water Co	101,849

530	Artesian Resources Corporation	14,305

3,097	California Water Service Group	86,499

722	Connecticut Water Service, Inc.	33,948

952	Consolidated Water Company, Limited	13,223

1,044	Middlesex Water Company	38,190

1,024	SJW Corporation	35,236

831	York Water Company	24,639
	Total Water Utilities	347,889

	Wireless Telecommunication Services – 0.1%

2,369	Boingo Wireless Inc., (2)	18,218

1,124	NTELOS Holdings Corporation	10,397

3,127	Shenandoah Telecommunications Company	89,714

Nuveen	103

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Wireless Telecommunication Services (continued)

1,335	Spok Holdings, Inc.	$22,681
	Total Wireless Telecommunication Services	141,010
	Total Common Stocks (cost $78,483,854)	106,289,101

Shares	Description (1), (6)	Value

	EXCHANGE-TRADED FUNDS – 0.0%

772	CorEnergy Infrastructure Trust Inc., (3)	$16,436
	Total Exchange-Traded Funds (cost $25,348)	16,436

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

6,523	Chelsea Therapeutics International Limited, (5)	$—

692	Clinical Data, Inc., (2), (5)	—

1,250	Durata Therapeutics Inc., (3), (5)	—

10,356	DYAX Corporation, (5)	11,495

604	Enterprise Bancorp, Inc., (5)	64

4,499	Leap Wireless International Inc., (5)	11,337

424	Omthera Pharmaceuticals Inc., (5)	—

2,878	Trius Therapeutics Inc., (5)	—
	Total Common Stock Rights (cost $11,402)	22,896

Shares	Description (1)	Value

	WARRANTS – 0.0%

154	Asterias Biotherapeutics Inc.	$93

106	Imperial Holdings, Inc., (5)	16

157	Tejon Ranch Company, (5)	2
	Total Warrants (cost $994)	111
	Total Long-Term Investments (cost $78,521,598)	106,328,544

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 34.6%

	Money Market Funds – 34.6%

38,867,259	Mount Vernon Securities Lending Prime Portfolio, 0.524%, (7), (8)	$38,867,259
	Total Investments Purchased with Collateral from Securities Lending (cost $38,867,259)	38,867,259

104	Nuveen

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (9)	Value

	SHORT-TERM INVESTMENTS – 5.3%

	Money Market Funds – 5.0%

5,648,073	First American Treasury Obligations Fund, Class Z	0.174% (8)	N/A	N/A	$5,648,073

	U.S. Government and Agency Obligations – 0.3%

$275	U.S Treasury Bills, (10)	0.000%	9/15/16	AAA	274,732
	Total Short-Term Investments (cost $5,922,799)				5,922,805
	Total Investments (cost $123,311,656) – 134.5%				151,118,608
	Other Assets Less Liabilities – (34.5)% (11)				(38,767,791)
	Net Assets – 100%				$112,350,817

Investments in Derivatives as of April 30, 2016

Futures Contracts Outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Russell 2000® Mini Index	Long	52	6/16	$5,863,520	$(63,440)	$123,007

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $37,429,347.

(4)	Shares round to less than 1.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	A copy of the most recent financial statements for these exchange-traded funds can be obtained from the Securities and Exchange Commission on its website at http://www.sec.gov.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(10)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

N/A	Not Applicable

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen	105

Statement of

Assets and Liabilities	April 30, 2016 (Unaudited)

	Equity Index	Mid Cap Index	Small Cap Index
Assets
Long-term investments, at value (cost $265,279,328, $454,456,479 and $78,521,598, respectively)	$699,080,157	$593,168,288	$106,328,544
Investments purchased with collateral from securities lending, at value (cost approximates value)	199,380,294	211,968,009	38,867,259
Short-Term investments, at value (cost $35,632,987, $26,443,025 and $5,922,799, respectively)	35,633,056	26,443,094	5,922,805
Cash collateral at broker(1)	—	—	47,200
Receivable for:
Dividends	741,463	313,047	41,428
Due from Broker	25,397	36,257	33,577
Interest	3,031	2,924	719
Investments sold	—	—	118,240
Reclaims	6,504	—	—
Shares sold	650,767	793,418	182,803
Other assets	46,860	42,354	21,241
Total assets	935,567,529	832,767,391	151,563,816
Liabilities
Payable for:
Collateral from securities lending program	199,380,294	211,968,009	38,867,259
Investments purchased	85,206	1,386,287	—
Shares redeemed	1,689,275	1,200,046	126,077
Variation margin on futures contracts	232,837	147,840	63,440
Accrued expenses:
Directors fees	30,877	21,984	179
Management fees	127,743	134,954	13,897
12b-1 distribution and service fees	93,555	143,301	26,852
Other	295,149	357,272	115,295
Total liabilities	201,934,936	215,359,693	39,212,999
Net assets	$733,632,593	$617,407,698	$112,350,817
Class A Shares
Net assets	$184,183,508	$198,902,318	$35,820,781
Shares outstanding	6,936,666	11,698,247	2,716,502
Net asset value (“NAV”) and offering price per share	$26.55	$17.00	$13.19
Class C Shares
Net assets	$17,703,322	$20,762,012	$3,762,935
Shares outstanding	675,192	1,271,705	300,344
NAV and offering price per share	$26.22	$16.33	$12.53
Class R3 Shares
Net assets	$99,824,974	$209,269,986	$40,129,982
Shares outstanding	3,758,104	12,476,051	3,130,774
NAV and offering price per share	$26.56	$16.77	$12.82
Class I Shares
Net assets	$431,920,789	$188,473,382	$32,637,119
Shares outstanding	16,272,279	11,052,058	2,469,595
NAV and offering price per share	$26.54	$17.05	$13.22
Net assets consist of:
Capital paid-in	$262,980,242	$453,837,473	$85,537,953
Undistributed (Over-distribution of) net investment income	1,643,626	2,042,217	223,612
Accumulated net realized gain (loss)	34,985,349	22,276,000	(1,340,707)
Net unrealized appreciation (depreciation)	434,023,376	139,252,008	27,929,959
Net assets	$733,632,593	$617,407,698	$112,350,817
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

106	Nuveen

Statement of

Operations	Six Months Ended April 30, 2016 (Unaudited)

	Equity Index	Mid Cap Index	Small Cap Index
Investment Income
Dividend and interest income (net of foreign tax withheld of $—, $— and $271, respectively)	$7,860,296	$4,594,339	$770,497
Securities lending income, net	115,644	215,099	176,263
Total investment income	7,975,940	4,809,438	946,760
Expenses
Management fees	1,013,946	925,717	193,860
12b-1 service fees – Class A Shares	226,784	242,082	47,280
12b-1 distribution and service fees – Class C Shares	85,498	94,677	16,227
12b-1 distribution and service fees – Class R3 Shares	253,064	508,710	101,938
Shareholder servicing agent fees	525,589	488,220	88,806
Custodian fees	50,668	40,931	65,110
Directors fees	10,210	8,380	1,650
Licensing fees	16,206	17,045	38,779
Professional fees	34,730	31,241	20,208
Shareholder reporting expenses	33,511	44,425	15,460
Federal and state registration fees	31,306	32,555	27,653
Other expenses	6,508	5,891	1,855
Total expenses before fee waiver/expense reimbursement	2,288,020	2,439,874	618,826
Fee waiver/expense reimbursement	(370,638)	(161,543)	(126,201)
Net expenses	1,917,382	2,278,331	492,625
Net investment income (loss)	6,058,558	2,531,107	454,135
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	46,273,009	23,646,967	(834,089)
Futures contracts	(1,083,560)	51,612	(72,464)
Change in net unrealized appreciation (depreciation) of:
Investments	(51,058,371)	(17,499,906)	(3,016,742)
Futures contracts	(418,987)	(263,913)	88,362
Net realized and unrealized gain (loss)	(6,287,909)	5,934,760	(3,834,933)
Net increase (decrease) in net assets from operations	$(229,351)	$8,465,867	$(3,380,798)

See accompanying notes to financial statements.

Nuveen	107

Statement of

Changes in Net Assets	(Unaudited)

	Equity Index		Mid Cap Index
	Six Months Ended 4/30/16	Year Ended 10/31/15	Six Months Ended 4/30/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$6,058,558	$12,482,645	$2,531,107	$5,075,431
Net realized gain (loss) from:
Investments	46,273,009	53,316,491	23,646,967	47,671,172
Futures contracts	(1,083,560)	(773,985)	51,612	(2,125,431)
Change in net unrealized appreciation (depreciation) of:
Investments	(51,058,371)	(28,106,248)	(17,499,906)	(33,094,574)
Futures contracts	(418,987)	372,931	(263,913)	890,732
Net increase (decrease) in net assets from operations	(229,351)	37,291,834	8,465,867	18,417,330
Distributions to Shareholders
From net investment income:
Class A Shares	(1,560,165)	(2,738,996)	(1,530,007)	(1,853,365)
Class C Shares	(81,863)	(97,002)	—	(19,009)
Class R3 Shares	(746,932)	(1,131,525)	(1,009,636)	(1,422,983)
Class I Shares	(4,238,414)	(8,154,510)	(1,961,658)	(2,407,249)
From accumulated net realized gains:
Class A Shares	(10,787,974)	(9,192,119)	(13,213,263)	(9,630,727)
Class C Shares	(1,025,675)	(655,527)	(1,315,766)	(694,689)
Class R3 Shares	(6,211,507)	(4,022,116)	(13,867,878)	(10,517,244)
Class I Shares	(25,977,798)	(24,548,328)	(12,556,589)	(9,847,361)
Decrease in net assets from distributions to shareholders	(50,630,328)	(50,540,123)	(45,454,797)	(36,392,627)
Fund Share Transactions
Proceeds from sale of shares	63,706,575	146,699,781	55,570,979	141,016,955
Proceeds from shares issued to shareholders due to reinvestment of distributions	44,432,193	43,105,273	41,988,502	33,191,887
	108,138,768	189,805,054	97,559,481	174,208,842
Cost of shares redeemed	(110,193,201)	(218,320,680)	(90,419,312)	(171,596,895)
Net increase (decrease) in net assets from Fund share transactions	(2,054,433)	(28,515,626)	7,140,169	2,611,947
Net increase (decrease) in net assets	(52,914,112)	(41,763,915)	(29,848,761)	(15,363,350)
Net assets at the beginning of period	786,546,705	828,310,620	647,256,459	662,619,809
Net assets at the end of period	$733,632,593	$786,546,705	$617,407,698	$647,256,459
Undistributed (Over-distribution of) net investment income at the end of period	$1,643,626	$2,212,442	$2,042,217	$4,012,411

See accompanying notes to financial statements.

108	Nuveen

	Small Cap Index
	Six Months Ended 4/30/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$454,135	$1,029,913
Net realized gain (loss) from:
Investments	(834,089)	6,035,615
Futures contracts	(72,464)	(133,511)
Change in net unrealized appreciation (depreciation) of:
Investments	(3,016,742)	(7,297,609)
Futures contracts	88,362	(63,340)
Net increase (decrease) in net assets from operations	(3,380,798)	(428,932)
Distributions to Shareholders
From net investment income:
Class A Shares	(346,442)	(365,247)
Class C Shares	(585)	(2,919)
Class R3 Shares	(249,715)	(310,921)
Class I Shares	(405,326)	(520,976)
From accumulated net realized gains:
Class A Shares	(1,687,506)	(2,179,623)
Class C Shares	(144,401)	(139,573)
Class R3 Shares	(1,880,550)	(2,670,039)
Class I Shares	(1,521,121)	(2,441,130)
Decrease in net assets from distributions to shareholders	(6,235,646)	(8,630,428)
Fund Share Transactions
Proceeds from sale of shares	12,344,249	38,060,059
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,867,426	7,920,049
	18,211,675	45,980,108
Cost of shares redeemed	(29,234,581)	(44,615,077)
Net increase (decrease) in net assets from Fund share transactions	(11,022,906)	1,365,031
Net increase (decrease) in net assets	(20,639,350)	(7,694,329)
Net assets at the beginning of period	132,990,167	140,684,496
Net assets at the end of period	$112,350,817	$132,990,167
Undistributed (Over-distribution of) net investment income at the end of period	$223,612	$771,545

See accompanying notes to financial statements.

Nuveen	109

Financial

Highlights (Unaudited)

Equity Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2016(e)	$28.38	$0.20	$(0.19)	$0.01	$(0.22)	$(1.62)	$(1.84)	$26.55
2015	28.86	0.40	0.84	1.24	(0.38)	(1.34)	(1.72)	28.38
2014	27.10	0.38	3.78	4.16	(0.38)	(2.02)	(2.40)	28.86
2013	22.35	0.38	5.31	5.69	(0.39)	(0.55)	(0.94)	27.10
2012	21.44	0.34	2.48	2.82	(0.35)	(1.56)	(1.91)	22.35
2011	21.51	0.30	1.26	1.56	(0.26)	(1.37)	(1.63)	21.44
Class C (2/99)
2016(e)	28.05	0.10	(0.19)	(0.09)	(0.12)	(1.62)	(1.74)	26.22
2015	28.54	0.18	0.84	1.02	(0.17)	(1.34)	(1.51)	28.05
2014	26.82	0.17	3.74	3.91	(0.17)	(2.02)	(2.19)	28.54
2013	22.13	0.20	5.24	5.44	(0.20)	(0.55)	(0.75)	26.82
2012	21.24	0.17	2.46	2.63	(0.18)	(1.56)	(1.74)	22.13
2011	21.32	0.13	1.26	1.39	(0.10)	(1.37)	(1.47)	21.24
Class R3 (9/01)
2016(e)	28.39	0.17	(0.19)	(0.02)	(0.19)	(1.62)	(1.81)	26.56
2015	28.87	0.32	0.85	1.17	(0.31)	(1.34)	(1.65)	28.39
2014	27.04	0.31	3.85	4.16	(0.31)	(2.02)	(2.33)	28.87
2013	22.31	0.31	5.30	5.61	(0.33)	(0.55)	(0.88)	27.04
2012	21.40	0.28	2.48	2.76	(0.29)	(1.56)	(1.85)	22.31
2011	21.47	0.25	1.26	1.51	(0.21)	(1.37)	(1.58)	21.40
Class I (2/94)
2016(e)	28.37	0.24	(0.19)	0.05	(0.26)	(1.62)	(1.88)	26.54
2015	28.85	0.47	0.84	1.31	(0.45)	(1.34)	(1.79)	28.37
2014	27.09	0.45	3.78	4.23	(0.45)	(2.02)	(2.47)	28.85
2013	22.35	0.45	5.29	5.74	(0.45)	(0.55)	(1.00)	27.09
2012	21.43	0.39	2.49	2.88	(0.40)	(1.56)	(1.96)	22.35
2011	21.50	0.36	1.26	1.62	(0.32)	(1.37)	(1.69)	21.43

110	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.13%	$184,184	0.72	%*	1.46	%*	0.62	%*	1.56	%*	1%
4.63	192,626	0.72		1.30		0.62		1.40		2
16.55	203,668	0.73		1.27		0.62		1.38		2
26.32	183,491	0.71		1.48		0.62		1.57		2
14.51	143,664	0.69		1.49		0.62		1.56		1
7.41	119,172	0.70		1.29		0.62		1.37		2

(0.25)	17,703	1.47	*	0.70	*	1.37	*	0.81	*	1
3.84	17,002	1.47		0.54		1.37		0.64		2
15.71	13,275	1.48		0.52		1.37		0.63		2
25.35	10,752	1.46		0.72		1.37		0.82		2
13.70	8,095	1.44		0.75		1.37		0.82		1
6.61	8,261	1.45		0.55		1.37		0.62		2

0.01	99,825	0.97	*	1.22	*	0.87	*	1.32	*	1
4.37	108,691	0.97		1.03		0.87		1.14		2
16.27	81,677	0.98		1.02		0.87		1.13		2
25.96	61,823	0.97		1.19		0.87		1.29		2
14.26	33,685	0.94		1.22		0.87		1.28		1
7.15	14,218	0.95		1.06		0.87		1.13		2

0.25	431,921	0.47	*	1.71	*	0.37	*	1.81	*	1
4.90	468,228	0.47		1.55		0.37		1.66		2
16.84	529,691	0.48		1.53		0.37		1.64		2
26.59	531,131	0.46		1.76		0.37		1.85		2
14.85	556,215	0.44		1.75		0.37		1.82		1
7.68	597,030	0.45		1.55		0.37		1.63		2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	111

Financial Highlights (Unaudited) (continued)

Mid Cap Index

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/99)
2016(e)	$18.05	$0.07		$0.15	$0.22	$(0.12)	$(1.15)	$(1.27)	$17.00
2015	18.58	0.14		0.35	0.49	(0.16)	(0.86)	(1.02)	18.05
2014	17.50	0.13		1.71	1.84	(0.11)	(0.65)	(0.76)	18.58
2013	13.76	0.13		4.17	4.30	(0.10)	(0.46)	(0.56)	17.50
2012	12.87	0.09		1.31	1.40	(0.03)	(0.48)	(0.51)	13.76
2011	11.98	0.05		0.92	0.97	(0.08)	—	(0.08)	12.87
Class C (9/01)
2016(e)	17.32	0.01		0.15	0.16	—	(1.15)	(1.15)	16.33
2015	17.86	—	*	0.34	0.34	(0.02)	(0.86)	(0.88)	17.32
2014	16.87	—	*	1.64	1.64	—	(0.65)	(0.65)	17.86
2013	13.28	0.01		4.04	4.05	—	(0.46)	(0.46)	16.87
2012	12.51	(0.01)		1.26	1.25	—	(0.48)	(0.48)	13.28
2011	11.67	(0.05)		0.89	0.84	—	—	—	12.51
Class R3 (11/00)
2016(e)	17.80	0.05		0.15	0.20	(0.08)	(1.15)	(1.23)	16.77
2015	18.33	0.10		0.34	0.44	(0.11)	(0.86)	(0.97)	17.80
2014	17.28	0.09		1.68	1.77	(0.07)	(0.65)	(0.72)	18.33
2013	13.59	0.10		4.11	4.21	(0.06)	(0.46)	(0.52)	17.28
2012	12.73	0.06		1.28	1.34	—	(0.48)	(0.48)	13.59
2011	11.86	0.01		0.92	0.93	(0.06)	—	(0.06)	12.73
Class I (11/99)
2016(e)	18.12	0.09		0.16	0.25	(0.17)	(1.15)	(1.32)	17.05
2015	18.65	0.19		0.34	0.53	(0.20)	(0.86)	(1.06)	18.12
2014	17.57	0.18		1.70	1.88	(0.15)	(0.65)	(0.80)	18.65
2013	13.81	0.18		4.17	4.35	(0.13)	(0.46)	(0.59)	17.57
2012	12.92	0.12		1.32	1.44	(0.07)	(0.48)	(0.55)	13.81
2011	12.03	0.08		0.91	0.99	(0.10)	—	(0.10)	12.92

112	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.60%	$198,902	0.78	%**	0.82	%**	0.73	%**	0.88	%**	7%
2.86	210,930	0.80		0.70		0.73		0.77		12
10.94	210,964	0.80		0.66		0.73		0.73		10
32.46	185,942	0.76		0.84		0.73		0.86		7
11.48	104,467	0.80		0.61		0.74		0.67		7
8.07	68,856	0.79		0.32		0.75		0.36		23

1.26	20,762	1.53	**	0.05	**	1.48	**	0.10	**	7
2.13	19,066	1.55		(0.06)		1.48		0.02		12
10.10	13,810	1.55		(0.09)		1.48		(0.02)		10
31.51	10,925	1.51		0.07		1.48		0.10		7
10.60	5,290	1.55		(0.13)		1.49		(0.07)		7
7.20	3,302	1.53		(0.42)		1.50		(0.39)		23

1.46	209,270	1.03	**	0.57	**	0.98	**	0.62	**	7
2.64	217,248	1.05		0.45		0.98		0.52		12
10.64	221,651	1.05		0.41		0.98		0.48		10
32.16	186,673	1.01		0.60		0.98		0.62		7
11.14	113,834	1.05		0.36		0.99		0.42		7
7.83	65,060	1.04		0.07		1.00		0.11		23

1.76	188,473	0.53	**	1.07	**	0.48	**	1.13	**	7
3.11	200,012	0.55		0.95		0.48		1.03		12
11.16	216,194	0.55		0.91		0.48		0.98		10
32.82	223,102	0.51		1.12		0.48		1.14		7
11.80	168,328	0.55		0.87		0.49		0.93		7
8.23	170,174	0.53		0.59		0.50		0.63		23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2016.
*	Rounds to less than 0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen	113

Financial Highlights (Unaudited) (continued)

Small Cap Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/98)
2016(e)	$14.18	$0.05	$(0.35)	$(0.30)	$(0.11)	$(0.58)	$(0.69)	$13.19
2015	15.18	0.11	(0.17)	(0.06)	(0.13)	(0.81)	(0.94)	14.18
2014	14.99	0.10	0.98	1.08	(0.12)	(0.77)	(0.89)	15.18
2013	11.59	0.14	3.79	3.93	(0.08)	(0.45)	(0.53)	14.99
2012	10.43	0.08	1.11	1.19	(0.03)	—	(0.03)	11.59
2011	9.89	0.05	0.55	0.60	(0.06)	—	(0.06)	10.43
Class C (9/01)
2016(e)	13.44	—	(0.33)	(0.33)	— **	(0.58)	(0.58)	12.53
2015	14.43	— **	(0.16)	(0.16)	(0.02)	(0.81)	(0.83)	13.44
2014	14.31	(0.01)	0.91	0.90	(0.01)	(0.77)	(0.78)	14.43
2013	11.08	0.03	3.65	3.68	—	(0.45)	(0.45)	14.31
2012	10.02	—	1.06	1.06	—	—	—	11.08
2011	9.52	(0.03)	0.53	0.50	—	—	—	10.02
Class R3 (12/98)
2016(e)	13.78	0.04	(0.35)	(0.31)	(0.07)	(0.58)	(0.65)	12.82
2015	14.77	0.07	(0.16)	(0.09)	(0.09)	(0.81)	(0.90)	13.78
2014	14.62	0.07	0.93	1.00	(0.08)	(0.77)	(0.85)	14.77
2013	11.31	0.10	3.72	3.82	(0.06)	(0.45)	(0.51)	14.62
2012	10.18	0.05	1.08	1.13	—	—	—	11.31
2011	9.66	0.03	0.53	0.56	(0.04)	—	(0.04)	10.18
Class I (12/98)
2016(e)	14.23	0.07	(0.35)	(0.28)	(0.15)	(0.58)	(0.73)	13.22
2015	15.23	0.15	(0.17)	(0.02)	(0.17)	(0.81)	(0.98)	14.23
2014	15.04	0.14	0.97	1.11	(0.15)	(0.77)	(0.92)	15.23
2013	11.63	0.17	3.80	3.97	(0.11)	(0.45)	(0.56)	15.04
2012	10.46	0.11	1.12	1.23	(0.06)	—	(0.06)	11.63
2011	9.91	0.08	0.55	0.63	(0.08)	—	(0.08)	10.46

114	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.13)%	$35,821	1.03	%***	0.61	%***	0.81	%***	0.83	%***	1%
(0.31)	43,050	1.01		0.56		0.81		0.75		14
7.54	42,411	1.03		0.49		0.81		0.71		12
35.52	41,769	1.07		0.81		0.82		1.06		11
11.44	28,640	1.27		0.28		0.83		0.72		20
6.03	19,406	1.17		0.15		0.83		0.50		14

(2.47)	3,763	1.78	***	(0.22	)***	1.56	***	(0.00	)***	1
(1.05)	3,225	1.76		(0.20)		1.56		(0.01)		14
6.64	2,500	1.78		(0.27)		1.56		(0.05)		12
34.57	2,155	1.82		—	*	1.57		0.25		11
10.58	1,246	2.00		(0.46)		1.58		(0.03)		20
5.25	1,330	1.90		(0.58)		1.58		(0.26)		14

(2.25)	40,130	1.28	***	0.34	***	1.06	***	0.56	***	1
(0.52)	45,089	1.26		0.30		1.06		0.50		14
7.19	48,483	1.28		0.24		1.06		0.46		12
35.24	41,350	1.32		0.49		1.07		0.74		11
11.13	20,198	1.52		0.02		1.08		0.47		20
5.79	11,824	1.44		(0.12)		1.08		0.24		14

(2.00)	32,637	0.78	***	0.85	***	0.56	***	1.07	***	1
(0.06)	41,626	0.75		0.81		0.56		1.00		14
7.76	47,291	0.78		0.75		0.56		0.96		12
35.82	48,694	0.82		1.05		0.57		1.30		11
11.79	33,733	1.00		0.55		0.58		0.97		20
6.33	40,135	0.90		0.42		0.58		0.75		14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2016.
*	Rounds to less than 0.01%.
**	Rounds to less than 0.01 per share.
***	Annualized.

See accompanying notes to financial statements.

Nuveen	115

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Index Fund (“Equity Index”), Nuveen Mid Cap Index Fund (“Mid Cap Index”) and Nuveen Small Cap Index Fund (“Small Cap Index”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

The end of the reporting period for the Funds is April 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2016 (the ”current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Equity Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500® Index. Mid Cap Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400® Index. Small Cap Index’s investment objective is to provide investment results that correspond to the performance of the Russell® 2000 Index.

Under normal market conditions, each Fund invests at least 90% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks included in its corresponding index. Each Fund also may invest in stock index futures contracts, options on stock indices and options on stock index futures (“derivatives”) on its corresponding index. Each Fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of its corresponding index and to reduce transaction costs.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

116	Nuveen

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually (except for Equity Index, which are declared and distributed to shareholders quarterly). Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

The Funds only issue Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares are offered to those investors at their net asset value (“NAV”) per share with no up-front sales charge. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen	117

Notes to Financial Statements (Unaudited) (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Exchange traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Directors (the ”Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Equity Index	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks*	$699,078,345	$—	$—		$699,078,345
Common Stock Rights	—	—	1,812	***	1,812
Investments Purchased with Collateral from Securities Lending	199,380,294	—	—		199,380,294
Short-Term Investments:
Money Market Funds	32,635,984	—	—		32,635,984
U.S. Government and Agency Obligations	—	2,997,072	—		2,997,072
Investments in Derivatives:
Futures Contracts**	222,478	—	—		222,478
Total	$931,317,101	$2,997,072	$1,812		$934,315,985

118	Nuveen

Mid Cap Index	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Common Stocks*	$593,167,684	$—	$—		$593,167,684
Common Stock Rights	604	—	—		604
Investments Purchased with Collateral from Securities Lending	211,968,009	—	—		211,968,009
Short-Term Investments:
Money Market Funds	23,446,022	—	—		23,446,022
U.S. Government & Agency Obligations	—	2,997,072	—		2,997,072
Investments in Derivatives:
Futures Contracts**	540,130	—	—		540,130
Total	$829,122,449	$2,997,072	$—		$832,119,521

Small Cap Index
Long-Term Investments:
Common Stocks*	$106,284,121	$—	$4,980	***	$106,289,101
Exchange-Traded Funds	16,436	—	—		16,436
Common Stock Rights	—	—	22,896	***	22,896
Warrants	93	—	18	***	111
Investments Purchased with Collateral from Securities Lending	38,867,259	—	—		38,867,259
Short-Term Investments:
Money Market Funds	5,648,073	—	—		5,648,073
U.S. Government & Agency Obligations	—	274,732	—		274,732
Investments in Derivatives:
Futures Contracts**	123,007	—	—		123,007
Total	$150,938,989	$274,732	$27,894		$151,241,615
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen	119

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Fund’s custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Equity Index	Common Stocks	$193,979,449	$(193,979,449)	$—
Mid Cap Index	Common Stocks	205,562,980	(205,562,980)	—
Small Cap Index	Common Stocks	37,414,678	(37,414,678)	—
	Exchange Traded Funds	14,669	(14,669)	—
	Common Stock Rights	—	—	—
Total		$37,429,347	$(37,429,347)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Securities lending fees paid	$12,846	$28,006	$21,984

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

120	Nuveen

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund continued to invest in index futures contracts to convert cash into the equivalent of its corresponding index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These futures contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Funds’ holdings of futures, which were matched to the level of cash, were helpful in keeping the Funds fully invested, neither overexposed nor underexposed to equities, despite cash flows.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Average notional amount of futures contracts outstanding*	$22,685,175	$25,047,127	$3,887,087
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Index

Equity	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$222,478
Mid Cap Index

Equity	Futures contracts	—	—	Payable for variation margin on futures contracts*	540,130
Small Cap Index

Equity	Futures contracts	—	—	Payable for variation margin on futures contracts*	123,007
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity Index	Equity	Futures contracts	$(1,083,560)	$(418,987)
Mid Cap Index	Equity	Futures contracts	51,612	(263,913)
Small Cap Index	Equity	Futures contracts	(72,464)	88,362

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be

Nuveen	121

Notes to Financial Statements (Unaudited) (continued)

required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 4/30/16		Year Ended 10/31/15
Equity Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	470,220	$12,328,264	1,212,174	$34,121,252
Class C	125,761	3,294,628	193,873	5,395,103
Class R3	566,434	14,800,117	1,908,120	53,887,095
Class I	1,272,797	33,283,566	1,887,351	53,296,331
Shares issued to shareholders due to reinvestment of distributions:
Class A	465,352	12,269,899	434,119	11,853,413
Class C	37,677	980,067	24,084	647,854
Class R3	263,896	6,958,024	188,810	5,152,266
Class I	918,750	24,224,203	931,976	25,451,740
	4,120,887	108,138,768	6,780,507	189,805,054
Shares redeemed:
Class A	(785,730)	(20,634,948)	(1,915,955)	(53,987,783)
Class C	(94,403)	(2,417,264)	(77,013)	(2,121,030)
Class R3	(900,268)	(23,254,634)	(1,097,819)	(30,921,236)
Class I	(2,421,787)	(63,886,355)	(4,674,020)	(131,290,631)
	(4,202,188)	(110,193,201)	(7,764,807)	(218,320,680)
Net increase (decrease)	(81,301)	$(2,054,433)	(984,300)	$(28,515,626)

	Six Months Ended 4/30/16		Year Ended 10/31/15
Mid Cap Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,048,222	$17,152,937	3,139,586	$57,778,779
Class C	216,458	3,479,016	406,773	7,204,779
Class R3	1,069,028	17,142,177	2,148,382	39,123,107
Class I	1,078,153	17,796,849	1,991,692	36,910,290
Shares issued to shareholders due to reinvestment of distributions:
Class A	901,201	14,714,132	648,368	11,355,683
Class C	80,086	1,248,545	40,092	669,243
Class R3	924,991	14,871,465	692,188	11,929,814
Class I	679,987	11,154,360	524,713	9,237,147
	5,998,126	97,559,481	9,591,794	174,208,842
Shares redeemed:
Class A	(1,937,940)	(31,759,732)	(3,456,224)	(63,497,156)
Class C	(125,860)	(1,984,973)	(118,923)	(2,097,267)
Class R3	(1,725,398)	(27,945,671)	(2,723,885)	(49,197,900)
Class I	(1,741,692)	(28,728,936)	(3,071,661)	(56,804,572)
	(5,530,890)	(90,419,312)	(9,370,693)	(171,596,895)
Net increase (decrease)	467,236	$7,140,169	221,101	$2,611,947

122	Nuveen

	Six Months Ended 4/30/16		Year Ended 10/31/15
Small Cap Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	302,622	$3,873,673	996,304	$14,851,836
Class C	66,386	829,877	82,412	1,146,424
Class R3	320,604	4,041,836	850,411	12,243,536
Class I	280,670	3,598,863	661,394	9,818,263
Shares issued to shareholders due to reinvestment of distributions:
Class A	151,998	2,018,328	179,793	2,527,081
Class C	11,093	139,006	9,884	130,829
Class R3	165,441	2,130,265	218,581	2,980,871
Class I	118,549	1,579,827	161,444	2,281,268
	1,417,363	18,211,675	3,160,223	45,980,108
Shares redeemed:
Class A	(774,196)	(10,013,594)	(934,579)	(13,847,561)
Class C	(17,038)	(210,645)	(25,630)	(356,749)
Class R3	(627,139)	(7,739,789)	(1,079,100)	(15,525,187)
Class I	(854,905)	(11,270,553)	(1,003,280)	(14,885,580)
	(2,273,278)	(29,234,581)	(3,042,589)	(44,615,077)
Net increase (decrease)	(855,915)	$(11,022,906)	117,634	$1,365,031

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Purchases	$10,041,929	$38,951,080	$1,424,368
Sales	74,927,403	49,987,986	16,159,141

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Cost of investments	$509,790,381	$693,462,653	$123,647,485
Gross unrealized:
Appreciation	$445,184,075	$173,993,911	$39,805,209
Depreciation	(20,880,949)	(35,877,173)	(12,334,086)
Net unrealized appreciation (depreciation) of investments	$424,303,126	$138,116,738	$27,471,123

Nuveen	123

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to distribution reallocations, federal taxes paid, foreign currency transactions, investments in passive foreign investment companies, real estate investment trust adjustments and tax equalization resulted in reclassifications among the Funds’ components of net assets as of October 31, 2015, the Funds’ last tax year end, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Capital paid-in	$6,612,859	$5,220,441	$613,449
Undistributed (Over-distribution of) net investment income	80,385	180,085	55,685
Accumulated net realized gain (loss)	(6,693,244)	(5,400,526)	(669,134)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2015, the Funds’ last tax year end, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Undistributed net ordinary income[1]	$2,757,697	$4,292,554	$967,357
Undistributed net long-term capital gains	43,400,773	40,680,583	4,996,967
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income[1]	$13,683,153	$9,058,762	$2,215,354
Distributions from net long-term capital gains	36,856,970	27,333,865	6,415,074
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2015, the Funds’ last tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Equity Index	Mid Cap Index	Small Cap Index
For the first $125 million	0.1000%	0.1500%	0.1500%
For the next $125 million	0.0875	0.1375	0.1375
For the next $250 million	0.0750	0.1250	0.1250
For the next $500 million	0.0625	0.1125	0.1125
For the next $1 billion	0.0500	0.1000	0.1000
For net assets over $2 billion	0.0250	0.0750	0.0750

124	Nuveen

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Equity Index	0.1998%
Mid Cap Index	0.1768
Small Cap Index	0.1841

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Fund	Expense Cap	Expense Cap Expiration Date
Equity Index	0.37%	February 28, 2017
Mid Cap Index	0.50%	February 28, 2017
Small Cap Index	0.58%	February 28, 2017

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Class A Shares are offered at their NAV per share with no up-front sales charge. During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Commission advances	$29,186	$34,158	$9,803

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Equity Index	Mid Cap Index	Small Cap Index
12b-1 fees retained	$21,863	$30,110	$16,227

Nuveen	125

Notes to Financial Statements (Unaudited) (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

	Equity Index	Mid Cap Index	Small Cap Index
CDSC retained	$1,610	$2,246	$172

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Management fees

Effective June 30, 2016, the Adviser has agreed to waive fees and/or reimburse expenses for the Funds through February 28, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares as follows.

Fund	Expense Cap
Equity Index	0.34%
Mid Cap Index	0.41%
Small Cap Index	0.54%

126	Nuveen

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive,

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen	127

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper S&P 500® Index Objective Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper S&P 500® Index Objective Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P MidCap 400® Index: An unmanaged, market value-weighted index of 400 mid-cap companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

128	Nuveen

Notes

Nuveen	129

Notes

130	Nuveen

Notes

Nuveen	131

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FIDX-0416D        16853-INV-B-06/17

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	—	FSEIX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	—	FSCCX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level, a surprisingly weak jobs growth report in May was a disappointing sign, although not necessarily indicative of a lasting downtrend. Wages have grown slightly but not nearly enough to reinvigorate Americans’ buying power. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

Furthermore, frail economies across the rest of the world have continued to cast a shadow over the U.S. Although the European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown but investors are still worried about where the world’s second-largest economy might ultimately land. Additionally, global markets were surprised by the U.K.’s June 23, 2016 referendum vote to leave the European Union, known as “Brexit.” Heightened price volatility and negative sentiment are to be expected in the near term as markets readjust and await clarity on the Brexit process and its impact on the U.K., Europe and across the world.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to again hold rates steady.

With global economic growth still looking fairly fragile, financial markets have become more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 24, 2016

4	Nuveen

Portfolio Managers’

Comments

Nuveen Dividend Value Fund

Nuveen Mid Cap Value Fund

Nuveen Small Cap Value Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc.

David Chalupnik, CFA, is the lead portfolio manager of the Nuveen Dividend Value Fund. David is the Head of Equities for Nuveen Asset Management and took over management of the Fund in October 2015. Cori Johnson, CFA, and Derek Sadowsky, CFA, also continue to serve as portfolio managers for the Fund. Cori assumed portfolio management responsibilities in 1994 while Derek became a co-manager on the management team in 2011.

Karen Bowie, CFA, is the portfolio manager for the Nuveen Mid Cap Value Fund and the Nuveen Small Cap Value Fund. Karen assumed portfolio management responsibilities for the Nuveen Mid Cap Value Fund in 2012 and the Nuveen Small Cap Value Fund in 2006.

On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2016.

Nuveen Dividend Value Fund

How did the Fund perform during the six-month reporting period ended April 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the Russell 1000® Value Index and the Lipper Equity Income Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between sustainable and opportunistic holdings with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.

The equity market experienced heightened volatility during the reporting period as investors reacted to Chinese economic data suggesting further deceleration, rising high yield credit spreads and the impacts of weakness in oil prices. Additionally, heightened

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

political rhetoric and government scrutiny over pricing practices in the pharmaceutical industry drove an intense sell off among health care stocks across the capitalization spectrum. Equity markets sold off sharply in January and bottomed on February 11, 2016, before subsequently rising throughout the remainder of the reporting period as energy prices reversed from their continued downward pressure based on evidence of improving economic metrics and long-awaited signs of domestic oil production constraints. Markets were also likely boosted by additional Chinese economic stimulus measures and generally tepid global growth, which served to diminish the likelihood of Federal Reserve (Fed) rate increases in the coming months. As markets rallied off their lows, value-oriented stocks gained more ground, outperforming growth and momentum stocks during the reporting period. The Fund’s underperformance versus its benchmarks was mainly the result of stock selection in the financial sector, as well as an overweight position in consumer discretionary, the worst performing sector in the Russell 1000® Value Index during the reporting period. On the other hand, stock selection in the energy sector and an underweight to financials was beneficial to the Fund’s performance during the reporting period.

While the Fund’s underweight in financials boosted results since the sector underperformed the overall benchmark return during the reporting period, our stock selection in the sector more than offset the benefit from the underweight. Shares of financial companies dropped sharply at the beginning of 2016, particularly in the banking industry, as concerns surrounding global economic health, plunging oil prices and the uncertain future pace of Fed interest rate increases weighed heavily on the sector. In particular, our positions with high interest rate sensitivity or elevated capital markets exposure were negatively impacted as interest rates declined by almost 40 basis points and the Fed indicated it was likely to increase rates only two times in 2016, down from a previous expectation of three to four increases. The Fund’s holdings with large exposure to interest rates included Ameriprise Financial, Inc. and Bank of America Corporation, both of which underperformed during the reporting period. Also, our position in Citigroup Inc. was negatively affected by concerns about slowing equity market activity globally, which put downward pressure on its shares. Because we believed these holdings were already pricing in much of the risks and that their risk/reward scenarios were attractive, we maintained the three positions. On the other hand, we sold the Fund’s other financial holding that significantly underperformed, credit card company Capital One Financial Corporation. Its shares fell as investors grew concerned that higher-than-expected charge-offs would continue to grow in future quarters, especially as economic data in late 2015 and first quarter 2016 showed signs of weakening. Therefore, we exited our position in Capital One Financial and initiated a position in Discover Financial Services, which we believed had better credit standards and should continue to benefit from improving employment trends in the United States.

Our strong selections in energy stocks allowed the Fund to outperform in this sector, even though the energy sector trailed the market due to ongoing investor concerns regarding excess oil production globally. Positions in Pioneer Natural Resources Company, Hess Corporation and Chevron Corporation boosted the Fund’s results during the reporting period. Pioneer continues to benefit from its strong balance sheet, which allows it to continue to grow volumes in its core Permian Basin acreage. We also like that a large amount of Pioneer’s production is hedged for 2016 at prices higher than the oil futures curve is indicating. Hess performed well mainly because investors appreciated the strong assets the company possesses. We expect more positive news to come from the company’s exploration activities including the Gulf of Mexico and its Guyana well, which it is developing with Exxon Mobil. We also like that Hess strengthened its balance sheet by issuing common and preferred stock during the reporting period and believe the company is well positioned to outperform its peers in multiple oil price scenarios. Also, our overweight position in integrated producer Chevron generated positive results. The company was rewarded for aggressively cutting its capital spending plans for 2016 and reiterating its commitment to its large dividend.

On the other hand, the energy sector was home to one fairly significant detractor during the period. ConocoPhillips Company, the world’s largest independent exploration and production firm, underperformed as investors grew increasingly concerned that the company would need to eliminate its large dividend. We reduced the Fund’s position before ConocoPhillips announced in February that it was indeed trimming its dividend. After the announcement, we maintained our position because the shares continued to look inexpensive and we believed the dividend cut was the correct action to take, along with trimming capital spending. Shares have since rebounded off of February lows with the recovery in oil prices along with investor confidence in ConocoPhillips’ current balance sheet.

In the consumer discretionary sector, snowmobile and recreational vehicle manufacturer Polaris Industries Inc. saw its shares come under pressure after management warned of lower-than-expected sales due to unseasonably warm winter weather, the slowdown in the energy sector and international competition. Given that we expected headwinds of international competition and slowing end

6	Nuveen

market demand to continue, we decided to sell our shares of Polaris and look for better opportunities elsewhere. In addition, shares of Signet Jewelers Limited were negatively impacted by the company’s uptick in bad debt expenses, which resulted in investors becoming concerned about future growth prospects. While the stock recovered from its February lows, we decided to sell our shares as we believed upside was likely limited due to concerns about store traffic and increasing consumer bad debts. On a more positive note, the Fund saw favorable results from a position in toy manufacturer Mattel, Inc. The company benefited from better-than-expected quarterly results and the expectation that toys licensed to popular movies would continue to sell well. We are also encouraged by the restructuring initiatives that Mattel is taking to improve profitability and re-energize its Barbie brand.

The Fund’s results in the health care sector were modestly positive during the reporting period. Our position in UnitedHealth Group Incorporated, the largest of the U.S. health insurers, contributed to the outperformance. After experiencing some uncertainty in mid-2015, company management showed much more confidence after reporting fourth-quarter results. Medical cost trends were better than the company expected, while management’s outlook heading into 2016 was also more promising. These factors helped UnitedHealth’s shares to outperform many of its sector peers. However, other areas of the health care sector were weak during the reporting period, particularly pharmaceuticals and biotechnology. The pharma/biotech industries suffered broadly from a continuation of fears that the political environment was changing meaningfully with regard to drug pricing. The Fund’s position in Teva Pharmaceutical Industries Limited was weighed down by both this general industry overhang as well as the fact that the company was involved in a deal with Allergan to buy its generics business. The approval of the deal by U.S. antitrust regulators has been a rough road with the companies announcing a several-month delay as the Federal Trade Commission examines the acquisition more closely. We continue to believe the sale will go through and are maintaining this position.

In the technology sector, shares of Apple, Inc. fell fairly significantly during the reporting period. Lackluster sales of the company’s flagship iPhone product have pressured Apple’s stock over the past few quarters. However, we have maintained the Fund’s position because we believe Apple offers a solid risk/reward profile as its stock is trading at a significant discount to the market. At the same time, the company continues to have strong operating margins and return cash to shareholders, which we think may increase. Apple will also likely benefit from a new product cycle in late 2016 when it introduces the newest iPhone model.

The utilities sector was home to two strong performers for the Fund, NiSource Inc. and NextEra Energy Inc. NiSource reported favorably with expected earnings per share and dividend growth of 4-6% annually. After separating successfully from Columbia Pipeline Group in mid-2015, it remains one of the largest natural gas utility companies in the United States, emerging as a fully regulated, pure play natural gas and electric utility. Its core business strategy is expected to drive stable long-term earnings and dividend growth, supported by stable revenue streams, contemporary rate designs and approximately $30 billion in infrastructure investment opportunities spanning the next 20 years or more. NextEra Energy posted solid returns for the Fund during the period after reporting strong fiscal year 2015 results. The company continues to have one of the better growth profiles in utilities given its dominance in the renewable energy space, selling merchant power and additional pipeline contracts.

Nuveen Mid Cap Value Fund

How did the Fund perform during the six-month reporting period ended April 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $2.4 billion and $28.7 billion. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that

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Portfolio Managers’ Comments (continued)

generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.

The equity market experienced heightened volatility during the period as investors reacted to Chinese economic data suggesting further deceleration, rising high yield credit spreads and the impacts of weakness in oil prices. Additionally, heightened political rhetoric and government scrutiny over pricing practices in the pharmaceutical industry drove an intense sell off among health care stocks across the capitalization spectrum. Equity markets sold off sharply in January and bottomed on February 11, 2016, before subsequently rising throughout the remainder of the reporting period as energy prices reversed from their continued downward pressure based on evidence of improving economic metrics and long-awaited signs of domestic oil production constraints. Markets were also likely boosted by additional Chinese economic stimulus measures and generally tepid global growth, which served to diminish the likelihood of Federal Reserve (Fed) rate increases in the coming months. As markets rallied off their lows, value-oriented stocks gained more ground, outperforming growth and momentum stocks during the reporting period. The Fund’s underperformance versus its benchmarks was mainly the result of stock selection in the consumer discretionary, financials, materials and information technology sectors. Overweight positions in consumer discretionary and health care, two of the worst performing sectors in the Russell Midcap® Value Index and an underweight in the strongly performing utilities sector, also weighed on returns. On the other hand, stock selection in the consumer staples, health care and industrials sectors aided the Fund’s performance during the reporting period.

In consumer discretionary, both stock selection and an overweight to the sector were a drag on the Fund’s relative results. Shares of Signet Jewelers Limited were negatively impacted by the company’s uptick in bad debt expenses, which resulted in investors becoming concerned about future growth prospects. Also, office supply chain Staples Inc. experienced significant headwinds after the U.S. Federal Trade Commission said it would challenge the company’s proposed takeover of Office Depot, causing its shares to fall significantly. Shares of Royal Caribbean Cruises Limited also struggled throughout January and February before rallying back somewhat. The cruise line operator provided lower-than-expected 2016 earnings guidance due in part to the negative impact of the strong dollar. Also, the company is facing significant headline risk as fears surrounding the Zika virus outbreak in the Caribbean are hurting the entire cruising industry.

Fund results were also hurt by multiple financial stocks during the reporting period due to the anticipated slowdown in Federal Reserve rate hikes, unease around the new Department of Labor regulations and the impact of energy credits, given more oil price declines. The Fund experienced underperformance from its position in financial and professional services firm Jones Lang LaSalle Inc., which specializes in commercial real estate services and investment management. The company’s shares have come under pressure amid signs of a slowdown in global real estate markets. In response to these concerns, shares have lost more than one-third of their value despite the company’s solid diversification, appealing valuation and strong track record. We believe a strong balance sheet, stable and high margins, recurring revenue streams and diversified operations make Jones Lang LaSalle Inc. a compelling investment; therefore, we continue to hold our position. The Fund was also hindered by financial services company E*Trade Group Inc. Despite reporting relatively strong earnings and providing a favorable outlook, E*Trade was one of many financial services firms that were punished during reporting period in light of the uncertainty regarding interest rates. Additional macro concerns, increasing competition and a slight taper in trading volumes have also weighed on investor sentiment. However, we believe E*Trade’s share decline was unwarranted because the company does not depend solely on interest rates for its earnings upside. Management seemed to share this view and was active in share repurchases during the reporting period. Also, rhetoric surrounding possible acquisitions has increased as E*Trade looks to increase scale and capitalize on customer deposits through banking. In addition, the Fund’s position in East West Bancorp Inc. was a significant detractor for the reporting period. The firm operates as a holding company for East West Bank, one of the largest independent banks that focuses on the Chinese-American community. Despite strong loan growth and good operating results at year-end, the company’s 2016 guidance was softer than expected. Management expects to deploy more technology capital expenditures and add additional talent in 2016 to ramp up future results. We continue to hold this position given management’s historically conservative guidance stance and the current attractive relative valuation of the East West Bancorp franchise.

8	Nuveen

The materials sector detracted overall with the Fund’s position in paper and corrugated packaging producer WestRock Company weighing on results during the reporting period. Industry pricing for corrugated product and linerboard has been soft to stable, contributing to the stock’s volatility. In addition, weakness in WestRock’s specialty chemical business due to oilfield softness has offset the strength in the company’s consumer packaging business. We remain investors given this company’s strong free cash flow trends and attractive valuation. Conversely, Steel Dynamics Inc. was a relative bright spot in the materials group. Although heavy equipment, agricultural and energy markets were challenged, the automotive sector remained strong and the construction market continued to improve. Steel Dynamics’ management anticipated a significant increase in volume for its flat roll products, which account for approximately 60% of the company’s product mix, as customer inventories are now better aligned with consumption and import volumes have trended lower in comparison to 2015 levels. Steel Dynamics also announced an increase in its cash dividend for first quarter 2016.

Results were modestly negative in the information technology sector, where the Fund’s position in Xilinx Inc. fell short of expectations. The company is a leading designer of programmable semiconductors with key end markets including data centers and telecommunication firms. Xilinx’s stock was weak after management softened guidance and announced plans to boost research and development spending as the company prepares to position itself for the future. With better-than-expected results and the expectation that current investments should lift future results, we remained an investor in Xilinx at these price levels. In addition, we believe the company’s favorable market position puts it in an attractive position for future consolidation. Also, after turning in strong results for the Fund last year, leading video game developer and distributor Electronic Arts Inc. underperformed during this reporting period. We had previously reduced the Fund’s weight in Electronic Arts Inc. after its nice run-up in 2015, however, we still like our holding in this company. We believe Electronic Arts will continue to benefit from several secular growth trends including the new generation of gaming consoles and the increasing shift toward the digital delivery of games over the Internet.

As a whole, the consumer staples sector was the greatest contributor of relative performance. The Fund’s standout performer was Tyson Foods, Inc., the country’s largest processor and marketer of chicken, beef and pork. The company benefited from the downturn in oil prices and its promise to end the use of human antibiotics after 2015’s avian influenza outbreak. Tyson’s shares advanced strongly after the company reported record adjusted earnings and its fourth consecutive year of earnings-per-share growth, coupled with solid 2016 guidance, a dividend increase, share repurchase commitments and additional synergies that are expected to be realized from the Hillshire merger. We believe the company’s ability to introduce less commodity-oriented products and to find accretive tuck-in acquisitions could drive multiple expansion going forward.

Stock selection was favorable in the health care sector as well, particularly in the medical device area. For example, the Fund’s position in Boston Scientific Corporation, a medical device developer and manufacturer focused on cardiovascular treatments, performed well. The company gave a strong first-quarter 2016 report that topped consensus estimates in terms of both revenues and earnings due to a solid new lineup of products. Boston Scientific has recently received FDA approvals for a number of its catheter, stent and ventricular lead products. The company is also expanding its operating margins, which are substantially below those of its peers. The Fund also benefited from a position in Teleflex Inc., a diversified firm known for its strength in medical devices for a wide range of procedures in critical care and surgery, as well as aerospace and marine products. Teleflex has displayed better-than-expected topline results aided by organic strength during the launch of two new products. In addition, cost cutting and restructuring are aiding margin progression for the firm.

Stock selection was favorable in the utilities sector, but the benefits were offset by an underweight to this outperforming sector. The utilities sector advanced more than 13% compared to an approximately 3% return for the Russell Midcap® Value benchmark. In terms of individual holdings, our position in Alliant Energy Corporation was additive to the Fund’s performance. Alliant Energy, the holding company of Interstate Power and Light and Wisconsin Power and Light, has been one of the Fund’s consistent performers given its constructive regulatory environment. In addition, management continues to invest in the future allowing for favorable rate base expansion, which is resulting in better-than-industry average earnings and dividend growth prospects. The Fund also benefited from a position in NiSource Inc. after the company gave a favorable report with expected earnings per share and dividend growth of 4-6% annually. NiSource, which successfully separated from Columbia Pipeline Group in mid-2015, remains one of the largest natural gas utility companies in the United States, emerging as a fully-regulated, pure play natural gas and electric utility. Its core business strategy is expected to drive stable long-term earnings and dividend growth, supported by stable revenue streams, contemporary rate designs and approximately $30 billion in infrastructure investment opportunities spanning the next 20 years or more.

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Portfolio Managers’ Comments (continued)

Finally, the industrials sector was a source of strength for the Fund led by a position in Ingersoll Rand Company Limited, a global diversified industrial firm focused on climate products and industrial tools. The firm has been successful in expanding its climate control business, despite weakness in the industrial segment. Ingersoll-Rand is also continuing to benefit from better-than-expected growth in its HVAC commercial and residential orders in North America. We remain favorably disposed toward this firm, given its attractive valuation coupled with its leverage to growth markets.

Nuveen Small Cap Value Fund

How did the Fund perform during the six-month reporting period ended April 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $177 million to $4.3 billion at the time of purchase. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

Small-cap equities encountered heightened volatility during the reporting period as investors reacted to Chinese economic data suggesting further deceleration, rising high yield credit spreads and the impacts of weakness in oil prices. Additionally, increased political rhetoric and government scrutiny over pricing practices in the pharmaceutical industry drove an intense sell off among health care stocks across the capitalization spectrum. However, in mid-February, energy prices reversed from continued downward pressure based on evidence of improving economic metrics, easing fears of a recession as well as long-awaited signs of domestic oil production constraints. After the February 11, 2016, market lows, small-cap value stocks subsequently recovered their losses for the reporting period, likely due to a combination of the rebound in oil prices, additional Chinese economic stimulus measures and generally tepid global growth that diminished the likelihood of Federal Reserve rate increases in the coming months. Value-oriented stocks gained more ground as markets began to rally, outperforming growth and momentum stocks for the reporting period. While the re-emergence of a “risk-on” market benefited the Fund in the final months of the reporting period, the rebound was not enough to offset its earlier underperformance of the benchmarks. The Fund’s shortfall was mainly the result of stock selection in the financial, industrials and information technology sectors. On the other hand, stock selection in the consumer discretionary and energy sectors was favorable.

The financial sector was the most noteworthy drag on relative results, mainly due to the Fund’s position in the annuity focused firm American Equity Investment Life Holding Company. The stock’s volatility was primarily because of industry noise regarding the Department of Labor’s fiduciary proposals and how they may or may not impact industry players. In addition, credit spread widening negatively impacted the perceived value of firms like American Equity Life, given its energy and material holdings. However, we remained holders because of the continued operating strength seen in annuity sales. The Fund also saw weak results from our holding in Banner Corporation, a regional bank focused in the Northwest U.S. markets of Washington and Oregon. Banner has been active at integrating key acquisitions as the company expands its territory and strives to achieve its profitability goals. Shares traded lower as heightened integration and system/platform conversion costs led to a softening of the firm’s earnings. However, first-quarter 2016 results displayed positive inflection signs for both organic loan growth and earnings; therefore, we maintained our position in Banner.

In the industrial sector, a position in commercial furniture manufacturer Steelcase Inc. hindered performance during the reporting period. The company’s fiscal third-quarter report continued to show some issues related to cost reduction initiatives in Europe and

10	Nuveen

also choppiness in its North American business. We believe the market unduly punished this stock, given the late-year timing of this report and the cautious North American outlook in the face of global macro concerns. However, we did decide to sell Steelcase as we wait for stronger signs that companies are executing more furniture purchases. Also, a position in executive search firm Korn Ferry International detracted during the reporting period, mainly due to worries that a potential U.K. exit from the eurozone would disrupt the company’s recently acquired Hay Group business. However, we believe the risk-versus-reward scenario for Korn Ferry is compelling and that the concerns are overdone at these levels. In addition, shares of staffing company TrueBlue Inc. fell during the period as the fits and starts of the broader economy periodically rippled through its business. Most noteworthy, TrueBlue’s largest client Amazon changed the scope of its contract for staffing needs in April, which will result in a fairly significant drop in revenue for the company. While shares were down sharply on the news, we continue to hold the Fund’s position. We believe TrueBlue’s overall business continues to be solid, despite some near-term impairment in its growth rate.

The information technology sector was home to several significant laggards for the Fund during the reporting period, but also featured some pockets of strength. The biggest detractor was our position in Plantronics Inc., a leading manufacturer of wireless and corded headsets primarily for the enterprise market. The company reported an inline December quarter, but offered guidance for the subsequent quarter that was below consensus on both topline and earnings per share. Plantronics also announced a restructuring program that the market assumed would be offset by negative topline progression. However, the company maintains a strong product lineup, has announced a cost reduction plan and will benefit if foreign exchange headwinds lessen. Therefore, we maintained our weighting in this name and added exposure during price weakness. We also saw weakness from a position in OSI Systems Inc., a leading manufacturer of scanning equipment used in airports and cargo as well as niche medical device products used in delivery and monitoring. The company reported weak fourth-quarter results and reduced expectations for 2016 because of poor execution on a new product launch in its health care segment and logistic delays that pushed out new international airport deployments within its security backlog. Given the corrective action taken by management and the secular tailwind of the checked baggage replacement cycle through 2020, we maintained our investment in OSI Systems. In addition, one of the Fund’s long-term investments, semiconductor manufacturer Cypress Semiconductor Corporation, underperformed during the reporting period. The earnings power established in late 2014 after the acquisition of Spansion was revised downward due to softer market conditions, causing the company to operate at lower factory utilization that originally planned. Based on the actions the company has taken to dramaticly improve its inventory levels, we remain invested in Cypress Semiconductor.

In the technology sector, the Fund benefited from a position in CSG Systems International Inc., which provides customer care and billing solutions to the cable and direct broadcast satellite industry in North America. During the reporting period, the company reported strong results above expectations as solid net subscriber growth drove favorable revenue growth, significant margin expansion and increased free cash flow. CSG Systems also announced an incremental $50 million as part of an accelerated share repurchase program. Given the company’s historically prudent capital allocation strategy, we anticipate that management will return excess capital to shareholders in the form of either share repurchases or dividends, while investing in selective organic growth opportunities. Also, the Fund was rewarded for its position in Perficient, Inc., a domestic-centric IT services company with a solid franchise serving the health care, financial services and retail verticals. After struggling in mid-2015 through a period of delayed bookings, management’s efforts to tweak the company’s go-to-market strategies started to pay off with evidence of strong bookings growth and quarterly earnings milestones and guidance. The prospects of an improved organic growth profile boosted Perficient’s stock price.

While the energy sector was the worst performing sector in the Russell 2000® Value Index, down more than 11% during the reporting period, our holdings collectively advanced. We saw particularly favorable results from our stock selection in the exploration and production (E&P) group, including a position in WPX Energy Inc., a repositioning story with core operations in both the Bakken and Delaware Basins. WPX Energy remains a deep-value name in the Fund’s portfolio that we believe has an abundance of company-specific catalysts that could potentially narrow the dramatic gap where the stock trades. The company continues to execute on non-core asset sales in order to reduce debt and achieve management’s transformational goal to a more balanced mix of oil and natural gas production by increasing exposure to oil plays like the Delaware Basin. After coming under pressure from falling oil prices and debt rating downgrades in the industry, WPX Energy’s shares rebounded due to the combination of the asset dispositions, improving operating results and rising oil prices. We also benefited from our focus on high quality, pure play Permian Basin names such as Callon Petroleum Company Del. This company was viewed as a safe haven and substantially outperformed the E&P group.

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Portfolio Managers’ Comments (continued)

In the consumer discretionary sector, the Fund also benefited from strong stock selection during the reporting period. Our position in youth apparel and accessories retailer Children’s Place Retail Stores Inc. was boosted by the company’s strong earnings report and higher-than-expected 2016 guidance. Our research continues to suggest a better promotional environment for Children’s Place, indicating ongoing progress in this margin improvement story. In addition, our holding in full-service restaurant chain Cracker Barrel Old Country Store Inc. outperformed. The company continues to display improving operating trends in its Old Country Store concept, while benefiting from favorable tailwinds in commodity costs. Conversely, a position in home décor and accessories retailer Kirkland’s Inc. was a modest laggard during the reporting period. Management reduced guidance heading into the close of the calendar year after the company increased promotions in an effort to boost traffic in its stores. However, we maintained our position in Kirkland’s given its attractive valuation and balance sheet.

The utilities sector was also modestly beneficial for the Fund performance overall, including strong results from a position in California Water Service Group, which saw its shares rise steadily. This San Jose-based company provides water utility services to more than 500,000 customers primarily in California. We purchased the stock in fourth quarter 2015 after a series of earnings retrenchments due to the impact of the state’s severe drought. Over the ensuing months, California Water started to show signs of recovering lost earnings that had resulted from mandated conservation measures. The company’s regulated rate adjust mechanisms have allowed for the decoupling of water volume impact on its regulated returns. Additionally, the company is in the midst of a general rate case that more proactively addresses the need for upgrades to the aging distribution infrastructure. Drought conditions have improved in northern California and we remain invested in the stock. Another successful position during the period was El Paso Electric Company, a regulated utility serving primarily parts of Texas and New Mexico. El Paso Electric continued to migrate through what we believed was a trough year in earnings due to a regulatory lag in getting its new gas-fired generation into its rate base. During the period, the stock reacted favorably to consistent organic customer growth and favorable commentary around the pending rate case in Texas.

The health care sector was a modest detractor, where strength from our position in AMN Healthcare Services Inc. was offset by weakness from Civitas Solutions Inc. AMN Healthcare, a service company that provides temporary staffing primarily for hospitals, benefited from strong overall industry demand as well as the broadening of its services to better serve customers. As a result, the company has experienced upside surprises in both topline and bottom-line performance. Meanwhile, health care services company Civitas Solutions, which is focused on behavioral health, reported solid results in February 2016 for its fiscal quarter ended December 2015 and maintained full-year guidance, however, the company faced two near-term headwinds. First, as mentioned earlier, health care was out of favor during the reporting period after leading the small-cap segment for the past few years as concerns in biotechnology and pharmaceuticals led investors to more broadly sell health care names and second, the “risk-off” environment pushed multiples down on more highly leveraged companies. We continued to be comfortable with Civitas Solutions’ business model and its leverage, adding to our position on weakness.

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Risk Considerations

Nuveen Dividend Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen Mid Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Nuveen	13

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14	Nuveen

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen	15

Fund Performance and Expense Ratios (continued)

Nuveen Dividend Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.79%	(2.54)%	8.30%	6.61%
Class A Shares at maximum Offering Price	(4.99)%	(8.15)%	7.03%	5.98%
Russell 1000® Value Index	1.93%	(0.40)%	10.13%	5.67%
S&P 500® Index	0.43%	1.21%	11.02%	6.91%
Lipper Equity Income Funds Classification Average	1.52%	(1.47)%	8.22%	5.96%

Class C Shares	0.41%	(3.22)%	7.50%	5.82%
Class R3 Shares	0.66%	(2.80)%	8.03%	6.34%
Class I Shares	0.92%	(2.30)%	8.58%	6.88%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	0.92%	(2.23)%	9.26%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.83%	(3.04)%	8.57%	6.58%
Class A Shares at maximum Offering Price	0.71%	(8.64)%	7.29%	5.96%
Class C Shares	6.44%	(3.72)%	7.77%	5.79%
Class R3 Shares	6.72%	(3.30)%	8.30%	6.31%
Class I Shares	6.91%	(2.81)%	8.84%	6.85%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	6.97%	(2.73)%	8.89%

Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.14%	1.89%	1.39%	0.80%	0.89%

16	Nuveen

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.91%	(0.80)%	7.58%	5.34%
Class A Shares at maximum Offering Price	(4.90)%	(6.52)%	6.31%	4.72%
Russell Midcap® Value Index	3.16%	(0.18)%	10.45%	7.35%
Lipper Mid-Cap Value Funds Classification Average	1.10%	(3.16)%	8.48%	6.03%

Class C Shares	0.51%	(1.56)%	6.78%	4.56%
Class R3 Shares	0.78%	(1.04)%	7.32%	5.08%
Class I Shares	1.03%	(0.57)%	7.85%	5.60%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.37%	(3.97)%	7.57%	5.27%
Class A Shares at maximum Offering Price	0.25%	(9.50)%	6.31%	4.65%
Class C Shares	6.00%	(4.69)%	6.77%	4.48%
Class R3 Shares	6.24%	(4.20)%	7.31%	5.01%
Class I Shares	6.50%	(3.74)%	7.84%	5.53%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.40%	2.15%	1.65%	1.15%
Net Expense Ratios	1.30%	2.05%	1.55%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

Nuveen	17

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.54)%	1.39%	9.58%	6.19%
Class A Shares at maximum Offering Price	(6.27)%	(4.42)%	8.29%	5.56%
Russell 2000® Value Index	1.18%	(3.71)%	6.77%	4.61%
Lipper Small-Cap Value Funds Classification Average	1.13%	(3.69)%	6.71%	5.39%

Class C Shares	(0.86)%	0.72%	8.77%	5.41%
Class R3 Shares	(0.65)%	1.11%	9.30%	5.94%
Class I Shares	(0.42)%	1.65%	9.84%	6.45%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.29%	(0.55)%	9.93%	6.21%
Class A Shares at maximum Offering Price	(0.75)%	(6.27)%	8.63%	5.58%
Class C Shares	4.89%	(1.28)%	9.11%	5.42%
Class R3 Shares	5.12%	(0.82)%	9.65%	5.95%
Class I Shares	5.38%	(0.33)%	10.19%	6.47%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.51%	2.26%	1.76%	1.26%

18	Nuveen

Holding

Summaries as of April 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Dividend Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Investments Purchased with Collateral from Securities Lending	23.9%
Money Market Funds	0.5%
Other Assets Less Liabilities	(24.0)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	14.4%
Banks	10.2%
Pharmaceuticals	8.4%
Real Estate Investment Trust	4.9%
Software	4.8%
Diversified Telecommunication Services	4.7%
Communications Equipment	4.5%
Multiline Retail	3.9%
Chemicals	3.5%
Capital Markets	3.2%
Insurance	3.0%
Industrial Conglomerates	2.7%
Health Care Equipment & Supplies	2.5%
Multi-Utilities	2.2%
Health Care Providers & Services	2.1%
Technology Hardware, Storage & Peripherals	2.1%
Hotels, Restaurants & Leisure	1.9%
Electric Utilities	1.9%
Other	18.7%
Investments Purchased with Collateral from Securities Lending	23.9%
Money Market Funds	0.5%
Other Assets Less Liabilities	(24.0)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Chevron Corporation	4.0%
Microsoft Corporation	3.5%
Pfizer Inc.	3.4%
AT&T Inc.	3.4%
Bank of America Corporation	3.3%

Nuveen	19

Holding Summaries (continued)

Nuveen Mid Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.2%
Investments Purchased with Collateral from Securities Lending	26.4%
Money Market Funds	0.8%
Other Assets Less Liabilities	(26.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	10.8%
Oil, Gas & Consumable Fuels	7.8%
Health Care Equipment & Supplies	6.4%
Multiline Retail	6.2%
Capital Markets	5.5%
Banks	5.4%
Specialty Retail	5.3%
Insurance	4.9%
Software	4.7%
Electronic Equipment, Instruments & Components	4.2%
Machinery	4.1%
Consumer Finance	2.7%
Hotels, Restaurants & Leisure	2.6%
Health Care Providers & Services	2.3%
Electric Utilities	2.3%
Leisure Equipment & Products	2.3%
Containers & Packaging	2.3%
Other	19.4%
Investments Purchased with Collateral from Securities Lending	26.4%
Money Market Funds	0.8%
Other Assets Less Liabilities	(26.4)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Edison International	2.3%
Western Alliance Bancorporation	2.3%
Pioneer Natural Resources Company	2.1%
Stanley Black & Decker Inc.	2.0%
Invesco LTD	2.0%

20	Nuveen

Nuveen Small Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	97.2%
Investments Purchased with Collateral from Securities Lending	30.4%
Money Market Funds	2.6%
Other Assets Less Liabilities	(30.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	15.1%
Real Estate Investment Trust	12.2%
Insurance	7.1%
Electronic Equipment, Instruments & Components	4.2%
Electric Utilities	4.0%
Oil, Gas & Consumable Fuels	3.9%
Specialty Retail	3.6%
Chemicals	3.5%
Communications Equipment	3.4%
Construction & Engineering	3.1%
Health Care Providers & Services	3.0%
Machinery	2.9%
IT Services	2.8%
Thrifts & Mortgage Finance	2.5%
Commercial Services & Supplies	2.4%
Health Care Equipment & Supplies	2.1%
Household Durables	2.0%
Other	19.4%
Investments Purchased with Collateral from Securities Lending	30.4%
Money Market Funds	2.6%
Other Assets Less Liabilities	(30.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Entertainment Properties Trust	1.9%
Sterling Bancorp	1.8%
Renasant Corporation	1.8%
Webster Financial Corporation	1.8%
CNO Financial Group Inc.	1.8%

Nuveen	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2016.

The beginning of the period is November 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,“ provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Dividend Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,007.90	$1,004.10	$1,006.60	$1,009.20	$1,009.20
Expenses Incurred During the Period	$5.84	$9.57	$7.08	$4.10	$4.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.05	$1,015.32	$1,017.80	$1,020.79	$1,020.29
Expenses Incurred During the Period	$5.87	$9.62	$7.12	$4.12	$4.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42%, 0.82% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

22	Nuveen

Nuveen Mid Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.10	$1,005.10	$1,007.80	$1,010.30
Expenses Incurred During the Period	$6.49	$10.22	$7.74	$5.25
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.40	$1,014.67	$1,017.16	$1,019.64
Expenses Incurred During the Period	$6.52	$10.27	$7.77	$5.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 1.55% and 1.05% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Small Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$994.60	$991.40	$993.50	$995.80
Expenses Incurred During the Period	$6.74	$10.45	$7.98	$5.51
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.10	$1,014.37	$1,016.86	$1,019.34
Expenses Incurred During the Period	$6.82	$10.57	$8.07	$5.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.36%, 2.11%, 1.61% and 1.11% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period)

Nuveen	23

Nuveen Dividend Value Fund

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 1.4%

115,057	General Dynamics Corporation	$16,167,810

	Banks – 10.2%

2,649,826	Bank of America Corporation	38,581,466

268,392	BankUnited Inc., (2)	9,259,524

638,069	Citigroup Inc.	29,529,833

292,027	Home Bancshares, Inc.	12,554,241

1,339,462	Huntington BancShares Inc.	13,474,988

365,703	Pacwest Bancorp, (2)	14,620,806
	Total Banks	118,020,858

	Capital Markets – 3.2%

89,708	Ameriprise Financial, Inc.	8,602,997

514,905	Invesco LTD	15,967,204

450,023	Morgan Stanley	12,177,623
	Total Capital Markets	36,747,824

	Chemicals – 3.5%

288,019	Dow Chemical Company, (2)	15,152,680

129,696	PPG Industries, Inc.	14,317,141

92,677	Praxair, Inc.	10,885,840
	Total Chemicals	40,355,661

	Communications Equipment – 4.5%

1,169,036	Cisco Systems, Inc., (2)	32,136,799

380,388	QUALCOMM, Inc.	19,217,202
	Total Communications Equipment	51,354,001

	Consumer Finance – 1.7%

341,129	Discover Financial Services	19,195,329

	Containers & Packaging – 1.3%

369,923	WestRock Company	15,481,278

	Diversified Financial Services – 1.1%

212,301	NASDAQ Stock Market, Inc.	13,101,095

	Diversified Telecommunication Services – 4.7%

999,931	AT&T Inc., (2)	38,817,322

2,819,306	Frontier Communications Corporation, (2)	15,675,341
	Total Diversified Telecommunication Services	54,492,663

24	Nuveen

Shares	Description (1)	Value

	Electric Utilities – 1.9%

187,345	NextEra Energy Inc., (2)	$22,028,025

	Electrical Equipment – 1.5%

276,449	Eaton PLC	17,490,928

	Electronic Equipment, Instruments & Components – 1.1%

362,231	Maxim Integrated Products, Inc.	12,938,891

	Energy Equipment & Services – 1.0%

144,769	Schlumberger Limited, (2)	11,630,741

	Food & Staples Retailing – 1.2%

134,032	CVS Health Corporation	13,470,216

	Health Care Equipment & Supplies – 2.5%

360,084	Medtronic, PLC	28,500,649

	Health Care Providers & Services – 2.1%

86,116	CIGNA Corporation	11,930,511

95,602	UnitedHealth Group Incorporated, (2)	12,588,871
	Total Health Care Providers & Services	24,519,382

	Hotels, Restaurants & Leisure – 1.9%

416,716	Hilton Worldwide Holdings Inc., (2)	9,188,588

103,202	McDonald’s Corporation, (2)	13,054,021
	Total Hotels, Restaurants & Leisure	22,242,609

	Industrial Conglomerates – 2.7%

1,028,933	General Electric Company, (2)	31,639,690

	Insurance – 3.0%

543,485	Hartford Financial Services Group, Inc., (2)	24,119,864

587,114	Old Republic International Corporation, (2)	10,855,738
	Total Insurance	34,975,602

	IT Services – 1.2%

202,400	Fidelity National Information Services	13,317,920

	Leisure Equipment & Products – 1.2%

431,792	Mattel, Inc., (2)	13,424,413

	Media – 1.1%

311,549	Viacom Inc., Class B, (2)	12,742,354

	Multiline Retail – 3.9%

326,782	CMS Energy Corporation	13,293,492

181,568	DTE Energy Company	16,188,603

675,726	NiSource Inc.	15,345,737
	Total Multiline Retail	44,827,832

Nuveen	25

Nuveen Dividend Value Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Multi-Utilities – 2.2%

251,281	Macy’s, Inc.	$9,948,215

188,263	Target Corporation, (2)	14,966,908
	Total Multi-Utilities	24,915,123

	Oil, Gas & Consumable Fuels – 14.4%

372,473	Anadarko Petroleum Corporation, (2)	19,651,676

452,629	Chevron Corporation, (2)	46,249,631

157,706	ConocoPhillips, (2)	7,536,770

276,919	Exxon Mobil Corporation	24,479,640

186,550	Hess Corporation, (2)	11,122,111

294,102	Occidental Petroleum Corporation, (2)	22,542,918

153,409	Pioneer Natural Resources Company, (2)	25,481,235

153,005	Valero Energy Corporation, (2)	9,007,404
	Total Oil, Gas & Consumable Fuels	166,071,385

	Personal Products – 1.1%

295,160	Unilever PLC	12,992,943

	Pharmaceuticals – 8.4%

160,032	AbbVie Inc.	9,761,952

164,766	GlaxoSmithKline PLC	7,070,109

236,631	Johnson & Johnson, (2)	26,521,602

1,204,543	Pfizer Inc.	39,400,602

264,586	Teva Pharmaceutical Industries Limited, Sponsored ADR	14,406,708
	Total Pharmaceuticals	97,160,973

	Real Estate Investment Trust – 4.9%

188,622	Crown Castle International Corporation	16,387,479

299,456	Lamar Advertising Company, (2)	18,578,250

93,071	Mid-America Apartment Communities, (2)	8,907,826

648,965	Starwood Property Trust Inc., (2)	12,563,962
	Total Real Estate Investment Trust	56,437,517

	Road & Rail – 1.2%

513,796	CSX Corporation, (2)	14,011,217

	Software – 4.8%

522,168	CA Technologies	15,487,503

809,398	Microsoft Corporation	40,364,678
	Total Software	55,852,181

	Specialty Retail – 0.8%

302,625	Best Buy Co., Inc., (2)	9,708,210

	Technology Hardware, Storage & Peripherals – 2.1%

130,708	Apple, Inc.	12,252,568

26	Nuveen

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals (continued)

685,798	Hewlett Packard Enterprise Co	$11,425,395
	Total Technology Hardware, Storage & Peripherals	23,677,963

	Tobacco – 1.8%

334,662	Altria Group, Inc., (2)	20,986,654
	Total Long-Term Investments (cost $889,256,410)	1,150,479,937

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 23.9%

	MONEY MARKET FUNDS – 23.9%

276,601,019	Mount Vernon Securities Lending Prime Portfolio, 0.524%, (3), (4)	$276,601,019
	Total Investments Purchased with Collateral from Securities Lending (cost $276,601,019)	276,601,019

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.5%

	MONEY MARKET FUNDS – 0.5%

5,263,527	First American Treasury Obligations Fund, Class Z, 0.174%, (3)	$5,263,527
	Total Short-Term Investments (cost $5,263,527)	5,263,527
	Total Investments (cost $1,171,120,956) – 124.0%	1,432,344,483
	Other Assets Less Liabilities – (24.0)%	(277,141,383)
	Net Assets – 100%	$1,155,203,100

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $268,979,319.

(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen	27

Nuveen Mid Cap Value Fund

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.2%

	COMMON STOCKS – 99.2%

	Aerospace & Defense – 1.7%

13,448	L-3 Communications Holdings, Inc.	$1,768,815

	Banks – 5.4%

51,408	East West Bancorp Inc.	1,927,286

65,895	Western Alliance Bancorporation, (2)	2,410,439

50,128	Zions Bancorporation, (2)	1,379,523
	Total Banks	5,717,248

	Building Products – 0.9%

20,889	Owens Corning	962,356

	Capital Markets – 5.5%

83,345	E*Trade Group Inc.	2,098,627

70,175	Invesco LTD	2,176,127

29,983	Raymond James Financial Inc.	1,564,213
	Total Capital Markets	5,838,967

	Chemicals – 1.1%

14,915	Eastman Chemical Company, (2)	1,139,208

	Construction & Engineering – 0.5%

13,412	Chicago Bridge & Iron Company N.V.	539,833

	Consumer Finance – 2.7%

26,068	Discover Financial Services, (2)	1,466,846

213,339	SLM Corporation	1,444,305
	Total Consumer Finance	2,911,151

	Containers & Packaging – 2.3%

21,236	Crown Holdings Inc.	1,124,658

32,029	WestRock Company	1,340,414
	Total Containers & Packaging	2,465,072

	Diversified Financial Services – 1.6%

27,151	NASDAQ Stock Market, Inc.	1,675,488

	Diversified Telecommunication Services – 1.4%

276,796	Frontier Communications Corporation, (2)	1,538,986

	Electric Utilities – 2.3%

35,106	Edison International, (2)	2,482,345

	Electrical Equipment – 1.7%

17,314	Hubbell Inc.	1,831,129

28	Nuveen

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 4.2%

12,121	Arrow Electronics, Inc.	$752,714

15,423	Lam Research Corporation, (2)	1,178,317

34,928	Maxim Integrated Products, Inc.	1,247,628

29,353	Xilinx, Inc., (2)	1,264,528
	Total Electronic Equipment, Instruments & Components	4,443,187

	Energy Equipment & Services – 0.9%

98,436	Nabors Industries Inc., (2)	964,673

	Food Products – 1.9%

31,270	Tyson Foods, Inc., Class A, (2)	2,058,191

	Health Care Equipment & Supplies – 6.4%

98,059	Boston Scientific Corporation, (2)	2,149,453

30,152	Hill Rom Holdings Inc.	1,457,849

9,451	Teleflex Inc., (2)	1,472,277

14,766	Zimmer Holdings, Inc.	1,709,460
	Total Health Care Equipment & Supplies	6,789,039

	Health Care Providers & Services – 2.3%

19,279	Centene Corporation, (2)	1,194,527

9,301	CIGNA Corporation	1,288,560
	Total Health Care Providers & Services	2,483,087

	Hotels, Restaurants & Leisure – 2.6%

77,879	MGM Resorts International Inc., (2), (3)	1,658,823

14,577	Royal Caribbean Cruises Limited	1,128,260
	Total Hotels, Restaurants & Leisure	2,787,083

	Household Durables – 1.6%

8,851	Mohawk Industries Inc.	1,704,968

	Insurance – 4.9%

47,571	Hartford Financial Services Group, Inc.	2,111,201

85,895	Old Republic International Corporation	1,588,199

42,862	Unum Group	1,466,309
	Total Insurance	5,165,709

	IT Services – 1.5%

23,429	Fidelity National Information Services	1,541,628

	Leisure Equipment & Products – 2.3%

23,086	Brunswick Corporation	1,108,821

16,080	Hasbro, Inc.	1,361,011
	Total Leisure Equipment & Products	2,469,832

	Life Sciences Tools & Services – 0.6%

16,407	Agilent Technologies, Inc.	671,374

Nuveen	29

Nuveen Mid Cap Value Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Machinery – 4.1%

25,678	Ingersoll Rand Company Limited, Class A	$1,682,936

19,458	Stanley Black & Decker Inc.	2,177,739

20,674	Terex Corporation	493,902
	Total Machinery	4,354,577

	Metals & Mining – 1.1%

46,367	Steel Dynamics Inc.	1,168,912

	Multiline Retail – 6.2%

24,753	Alliant Energy Corporation	1,745,581

23,512	DTE Energy Company	2,096,330

72,197	NiSource Inc.	1,639,594

18,180	WEC Energy Group, Inc.	1,058,258
	Total Multiline Retail	6,539,763

	Oil, Gas & Consumable Fuels – 7.8%

10,987	Cimarex Energy Company	1,196,265

23,436	Gulfport Energy Corporation	733,547

17,464	Hess Corporation, (2)	1,041,204

19,932	HollyFrontier Company, (2)	709,579

46,617	Marathon Oil Corporation	656,833

46,068	Newfield Exploration Company	1,669,965

13,480	Pioneer Natural Resources Company, (2)	2,239,028
	Total Oil, Gas & Consumable Fuels	8,246,421

	Pharmaceuticals – 1.3%

28,527	Medicines Company, (2)	1,015,276

3,224	Perrigo Company, (2)	311,664
	Total Pharmaceuticals	1,326,940

	Real Estate Investment Trust – 10.8%

10,775	Boston Properties, Inc.	1,388,467

95,810	Developers Diversified Realty Corporation, (2)	1,676,675

19,231	Digital Realty Trust Inc.	1,691,943

234,573	MFA Mortgage Investments, Inc.	1,620,900

25,114	Post Properties, Inc.	1,440,539

17,896	Sovran Self Storage Inc.	1,900,913

89,089	Starwood Property Trust Inc.	1,724,763
	Total Real Estate Investment Trust	11,444,200

	Real Estate Management & Development – 0.9%

8,731	Jones Lang LaSalle Inc.	1,005,549

	Software – 4.7%

37,423	Activision Blizzard Inc.	1,289,971

30	Nuveen

Shares	Description (1)	Value

	Software (continued)

49,354	CA Technologies	$1,463,839

16,768	Electronic Arts Inc.	1,037,101

19,389	Nice Systems Limited, Sponsored ADR	1,237,988
	Total Software	5,028,899

	Specialty Retail – 5.3%

49,657	Best Buy Co., Inc., (2)	1,592,997

23,649	Foot Locker, Inc., (2)	1,452,995

9,158	Signet Jewelers Limited, (2)	994,192

152,235	Staples, Inc.	1,552,797
	Total Specialty Retail	5,592,981

	Thrifts & Mortgage Finance – 0.7%

38,000	BofI Holdings, Inc., (2)	774,060
	Total Long-Term Investments (cost $99,389,245)	105,431,671

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 26.4%

	MONEY MARKET FUNDS – 26.4%

28,078,960	Mount Vernon Securities Lending Prime Portfolio, 0.524%, (4), (5)	$28,078,960
	Total Investments Purchased with Collateral from Securities Lending (cost $28,078,960)	28,078,960

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	MONEY MARKET FUNDS – 0.8%

807,732	First American Treasury Obligations Fund, Class Z, 0.174%, (4)	$807,732
	Total Short-Term Investments (cost $807,732)	807,732
	Total Investments (cost $128,275,937) – 126.4%	134,318,363
	Other Assets Less Liabilities – (26.4)%	(28,020,304)
	Net Assets – 100%	$106,298,059

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $27,473,027.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen	31

Nuveen Small Cap Value Fund

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.2%

	COMMON STOCKS – 97.2%

	Aerospace & Defense – 1.1%

99,835	BWX Technologies, Inc.	$3,333,491

	Auto Components – 1.0%

221,057	Dana Holding Corporation, (2)	2,858,267

	Automobiles – 0.5%

23,414	Thor Industries, Inc.	1,498,964

	Banks – 15.1%

92,238	Banner Corporation	3,945,942

183,146	Customers Bancorp Inc.	4,758,133

111,663	East West Bancorp Inc.	4,186,246

115,435	Heartland Financial USA, Inc., (2)	3,868,227

84,665	Opus Bank	3,058,100

102,719	Privatebancorp, Inc., (2)	4,274,138

157,281	Renasant Corporation	5,401,029

331,655	Sterling Bancorp, (2)	5,419,243

146,258	Webster Financial Corporation, (2)	5,358,893

127,568	Western Alliance Bancorporation, (2)	4,666,437
	Total Banks	44,936,388

	Capital Markets – 1.7%

72,384	Evercore Partners Inc., (2)	3,737,910

169,020	Manning & Napier Inc.	1,445,121
	Total Capital Markets	5,183,031

	Chemicals – 3.5%

142,660	Kraton Performance Polymers Inc.	3,239,809

86,055	Minerals Technologies Inc.	5,154,694

143,672	Orion Engineered Carbons SA	2,043,016
	Total Chemicals	10,437,519

	Commercial Services & Supplies – 2.4%

40,243	G&K Services, Inc.	2,843,168

173,273	Quad Graphics Inc.	2,174,576

102,328	SP Plus Corporation	2,279,868
	Total Commercial Services & Supplies	7,297,612

	Communications Equipment – 3.4%

163,307	Finisar Corporation, (2)	2,688,033

60,884	Netgear, Inc.	2,581,482

32	Nuveen

Shares	Description (1)	Value

	Communications Equipment (continued)

129,300	Plantronics Inc., (2)	$4,971,585
	Total Communications Equipment	10,241,100

	Construction & Engineering – 3.1%

105,847	Emcor Group Inc., (2)	5,131,462

256,946	Tutor Perini Corporation, (2)	4,064,886
	Total Construction & Engineering	9,196,348

	Electric Utilities – 4.0%

47,035	Avangrid Inc.	1,886,104

115,884	El Paso Electric Company	5,226,368

152,301	PNM Resources Inc., (2)	4,824,896
	Total Electric Utilities	11,937,368

	Electrical Equipment – 1.5%

68,966	Regal-Beloit Corporation	4,442,790

	Electronic Equipment, Instruments & Components – 4.2%

428,434	Cypress Semiconductor Corporation, (2)	3,868,759

102,974	MKS Instruments Inc., (2)	3,692,648

26,014	OSI Systems Inc.	1,323,853

297,734	Vishay Intertechnology Inc., (2)	3,620,445
	Total Electronic Equipment, Instruments & Components	12,505,705

	Energy Equipment & Services – 0.6%

94,365	Matrix Service Company	1,777,837

	Food & Staples Retailing – 0.9%

93,282	SpartanNash Co	2,583,911

	Food Products – 1.2%

268,639	SunOpta, Inc.	1,445,278

24,078	Treehouse Foods Inc., (2)	2,128,495
	Total Food Products	3,573,773

	Gas Utilities – 1.3%

61,867	Spire, Inc.	3,957,013

	Health Care Equipment & Supplies – 2.1%

67,848	Halyard Health Inc.	1,910,600

150,409	Nxstage Medical, Inc.	2,424,593

26,115	Steris PLC, (2)	1,845,547
	Total Health Care Equipment & Supplies	6,180,740

	Health Care Providers & Services – 3.0%

88,676	AMN Healthcare Services Inc.	3,148,884

196,499	Civitas Solutions Inc.	3,937,840

Nuveen	33

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

57,743	Landauer Inc., (2)	$2,005,992
	Total Health Care Providers & Services	9,092,716

	Hotels, Restaurants & Leisure – 1.0%

19,886	CBRL Group Inc., (2)	2,911,509

	Household Durables – 2.0%

72,249	CalAtlantic Group Inc., (2)	2,338,700

138,102	La Z Boy Inc.	3,572,699
	Total Household Durables	5,911,399

	Insurance – 7.1%

255,833	American Equity Investment Life Holding Company, (2)	3,581,662

73,575	Amerisafe, Inc.	3,964,221

63,673	Argo Group International Holdings Inc.	3,500,105

288,840	CNO Financial Group Inc., (2)	5,305,991

157,842	Horace Mann Educators Corporation	4,908,886
	Total Insurance	21,260,865

	IT Services – 2.8%

47,746	CSG Systems International Inc., (2)	2,118,967

162,401	NeuStar, Inc., (2)	3,814,800

121,226	Perficient, Inc.	2,531,199
	Total IT Services	8,464,966

	Leisure Equipment & Products – 1.0%

59,057	Brunswick Corporation	2,836,508

	Machinery – 2.9%

152,423	Altra Industrial Motion, Inc., (2)	4,374,540

284,025	NN, Incorporated, (2)	4,271,736
	Total Machinery	8,646,276

	Media – 1.4%

83,849	Meredith Corporation	4,302,292

	Metals & Mining – 1.1%

185,418	Commercial Metals Company, (2)	3,322,691

	Oil, Gas & Consumable Fuels – 3.9%

385,906	Callon Petroleum Company Del, (2)	4,055,872

43,895	PDC Energy Inc., (2)	2,756,167

510,789	WPX Energy Inc., (2)	4,934,222
	Total Oil, Gas & Consumable Fuels	11,746,261

	Professional Services – 1.4%

107,538	Korn Ferry International	2,918,581

34	Nuveen

Shares	Description (1)	Value

	Professional Services (continued)

69,838	TrueBlue Inc.	$1,305,272
	Total Professional Services	4,223,853

	Real Estate Investment Trust – 12.2%

321,237	Brandywine Realty Trust	4,802,493

86,742	Entertainment Properties Trust, (2)	5,714,563

81,429	Highwoods Properties, Inc., (2)	3,805,177

152,844	Kite Realty Group Trust, (2)	4,161,942

123,849	LaSalle Hotel Properties, (2)	2,959,991

648,119	MFA Mortgage Investments, Inc., (2)	4,478,502

296,115	Monogram Residential Trust, Inc.	2,999,645

29,084	Sovran Self Storage Inc., (2)	3,089,303

226,810	STAG Industrial Inc., (2)	4,527,128
	Total Real Estate Investment Trust	36,538,744

	Software – 0.8%

122,916	Mentor Graphics Corporation	2,453,403

	Specialty Retail – 3.6%

46,270	Childrens Place Retail Stores Inc., (2)	3,604,896

167,263	Express Inc., (2)	3,040,841

249,508	Kirkland’s, Inc.	4,096,921
	Total Specialty Retail	10,742,658

	Technology Hardware, Storage & Peripherals – 1.2%

266,194	QLogic Corporation	3,484,479

	Thrifts & Mortgage Finance – 2.5%

231,934	Everbank Financial Corporation	3,497,565

113,144	WSFS Financial Corporation, (2)	3,862,736
	Total Thrifts & Mortgage Finance	7,360,301

	Water Utilities – 1.7%

177,313	California Water Service Group, (2)	4,952,352
	Total Long-Term Investments (cost $269,653,796)	290,193,130

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 30.4%

	MONEY MARKET FUNDS – 30.4%

90,655,890	Mount Vernon Securities Lending Prime Portfolio, 0.524%, (3), (4)	$90,655,890
	Total Investments Purchased with Collateral from Securities Lending (cost $90,655,890)	90,655,890

Nuveen	35

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 2.6%

	MONEY MARKET FUNDS – 2.6%

7,692,834	First American Treasury Obligations Fund, Class Z, 0.174%, (3)	$7,692,834
	Total Short-Term Investments (cost $7,692,834)	7,692,834
	Total Investments (cost $368,002,520) – 130.2%	388,541,854
	Other Assets Less Liabilities – (30.2)%	(90,023,718)
	Net Assets – 100%	$298,518,136

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $87,861,876.

(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

36	Nuveen

Statement of

Assets and Liabilities	April 30, 2016 (Unaudited)

	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $889,256,410, $99,389,245 and $269,653,796, respectively)	$1,150,479,937	$105,431,671	$290,193,130
Investments purchased with collateral from securities lending, at value (cost approximates value)	276,601,019	28,078,960	90,655,890
Short-term investments, at value (cost approximates value)	5,263,527	807,732	7,692,834
Receivable for:
Dividends	1,027,411	70,825	131,041
Due from broker	33,923	4,990	20,884
Interest	417	82	1,112
Investments sold	98,209	—	3,686,717
Reclaims	21,993	—	—
Shares sold	945,057	183,624	4,082,740
Other assets	81,120	29,855	33,596
Total assets	1,434,552,613	134,607,739	396,497,944
Liabilities
Payable for:
Collateral from securities lending program	276,601,019	28,078,960	90,655,890
Investments purchased	—	—	5,793,713
Shares redeemed	1,369,092	80,600	1,148,427
Accrued expenses:
12b-1 distribution and service fees	106,597	15,049	34,764
Management fees	734,232	66,159	249,943
Directors fees	57,371	5,999	410
Other	481,202	62,913	96,661
Total liabilities	279,349,513	28,309,680	97,979,808
Net assets	$1,155,203,100	$106,298,059	$298,518,136
Class A Shares
Net assets	$275,881,676	$35,373,427	$90,629,185
Shares outstanding	18,928,790	1,025,295	4,641,468
Net asset value (“NAV”) per share	$14.57	$34.50	$19.53
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$15.46	$36.60	$20.72
Class C Shares
Net assets	$46,546,121	$6,860,576	$14,630,877
Shares outstanding	3,239,455	208,327	873,930
NAV and offering price per share	$14.37	$32.93	$16.74
Class R3 Shares
Net assets	$29,383,966	$5,622,937	$15,472,259
Shares outstanding	2,020,961	164,142	809,247
NAV and offering price per share	$14.54	$34.26	$19.12
Class R6 Shares
Net assets	$53,332,245	—	—
Shares outstanding	3,612,279	—	—
NAV and offering price per share	$14.76	—	—
Class I Shares
Net assets	$750,059,092	$58,441,119	$177,785,815
Shares outstanding	50,949,390	1,689,838	8,811,851
NAV and offering price per share	$14.72	$34.58	$20.18
Net assets consist of:
Capital paid-in	$808,104,520	$98,259,307	$275,158,145
Undistributed (Over-distribution of) net investment income	(2,837,950)	362,985	870,663
Accumulated net realized gain (loss)	88,713,003	1,633,341	1,949,994
Net unrealized appreciation (depreciation)	261,223,527	6,042,426	20,539,334
Net assets	$1,155,203,100	$106,298,059	$298,518,136
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen	37

Statement of

Operations	Six Months Ended April 30, 2016 (Unaudited)

	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and interest income (net of foreign tax withheld of $63,221, $931 and $6,410, respectively)	$15,774,180	$1,007,166	$2,252,817
Securities lending income, net	145,196	24,421	68,760
Total investment income	15,919,376	1,031,587	2,321,577
Expenses
Management fees	4,632,635	476,165	968,388
12b-1 service fees – Class A Shares	348,848	42,223	83,721
12b-1 distribution and service fees – Class C Shares	236,672	33,399	45,688
12b-1 distribution and service fees – Class R3 Shares	88,973	14,347	35,012
Shareholder servicing agent fees	682,239	81,459	167,857
Custodian fees	60,187	7,840	12,796
Directors fees	16,821	1,525	3,150
Professional fees	53,262	17,045	18,977
Shareholder reporting expenses	57,504	14,229	23,622
Federal and state registration fees	43,372	26,681	31,130
Other	15,571	1,904	2,023
Total expenses before fee waiver/expense reimbursement	6,236,084	716,817	1,392,364
Fee waiver/expense reimbursement	—	(71,205)	—
Net expenses	6,236,084	645,612	1,392,364
Net investment income (loss)	9,683,292	385,975	929,213
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	95,404,436	1,749,045	1,979,238
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(101,693,742)	(1,745,268)	1,686,272
Net realized and unrealized gain (loss)	(6,289,306)	3,777	3,665,510
Net increase (decrease) in net assets from operations	$3,393,986	$389,752	$4,594,723

See accompanying notes to financial statements.

38	Nuveen

Statement of

Changes in Net Assets	(Unaudited)

	Dividend Value
	Six Months Ended 4/30/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$9,683,292	$29,625,558
Net realized gain (loss) from investments and foreign currency	95,404,436	113,532,620
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(101,693,742)	(154,434,094)
Net increase (decrease) in net assets from operations	3,393,986	(11,275,916)
Distributions to Shareholders
From net investment income:
Class A Shares	(3,809,991)	(7,171,529)
Class C Shares	(461,450)	(795,215)
Class R3 Shares	(440,888)	(845,243)
Class R6 Shares	(789,651)	(1,370,813)
Class I Shares	(11,767,345)	(24,645,360)
From accumulated net realized gains:
Class A Shares	(21,268,193)	(23,911,932)
Class C Shares	(3,676,882)	(4,268,650)
Class R3 Shares	(2,990,313)	(3,107,058)
Class R6 Shares	(4,000,310)	(3,832,324)
Class I Shares	(61,767,745)	(74,744,699)
Decrease in net assets from distributions to shareholders	(110,972,768)	(144,692,823)
Fund Share Transactions
Proceeds from sale of shares	76,087,344	176,433,011
Proceeds from shares issued to shareholders due to reinvestment of distributions	77,781,817	97,550,897
	153,869,161	273,983,908
Cost of shares redeemed	(284,239,865)	(451,688,334)
Net increase (decrease) in net assets from Fund share transactions	(130,370,704)	(177,704,426)
Net increase (decrease) in net assets	(237,949,486)	(333,673,165)
Net assets at the beginning of period	1,393,152,586	1,726,825,751
Net assets at the end of period	$1,155,203,100	$1,393,152,586
Undistributed (Over-distribution of) net investment income at the end of period	$(2,837,950)	$4,748,083

See accompanying notes to financial statements.

Nuveen	39

Statement of Changes in Net Assets (Unaudited) (continued)

	Mid Cap Value		Small Cap Value
	Six Months Ended 4/30/16	Year Ended 10/31/15	Six Months Ended 4/30/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$385,975	$476,452	$929,213	$572,818
Net realized gain (loss) from investments and foreign currency	1,749,045	10,210,863	1,979,238	10,440,246
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,745,268)	(9,200,460)	1,686,272	(433,839)
Net increase (decrease) in net assets from operations	389,752	1,486,855	4,594,723	10,579,225
Distributions to Shareholders
From net investment income:
Class A Shares	(97,893)	(332,351)	(28,208)	(170,384)
Class C Shares	—	(9,811)	—	—
Class R3 Shares	(822)	(50,129)	—	(16,250)
Class R6 Shares	—	—	—	—
Class I Shares	(341,527)	(797,785)	(375,766)	(438,364)
From accumulated net realized gains:
Class A Shares	(1,083,104)	—	(853,791)	—
Class C Shares	(228,180)	—	(122,063)	—
Class R3 Shares	(184,328)	—	(230,598)	—
Class R6 Shares	—	—	—	—
Class I Shares	(1,968,065)	—	(1,658,979)	—
Decrease in net assets from distributions to shareholders	(3,903,919)	(1,190,076)	(3,269,405)	(624,998)
Fund Share Transactions
Proceeds from sale of shares	3,488,765	8,431,067	182,352,331	46,357,629
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,767,156	644,548	2,802,986	549,545
	6,255,921	9,075,615	185,155,317	46,907,174
Cost of shares redeemed	(14,976,656)	(23,144,338)	(46,685,386)	(28,935,630)
Net increase (decrease) in net assets from Fund share transactions	(8,720,735)	(14,068,723)	138,469,931	17,971,544
Net increase (decrease) in net assets	(12,234,902)	(13,771,944)	139,795,249	27,925,771
Net assets at the beginning of period	118,532,961	132,304,905	158,722,887	130,797,116
Net assets at the end of period	$106,298,059	$118,532,961	$298,518,136	$158,722,887
Undistributed (Over-distribution of) net investment income at the end of period	$362,985	$417,252	$870,663	$345,424

See accompanying notes to financial statements.

40	Nuveen

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen	41

Financial

Highlights (Unaudited)

Dividend Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2016(f)	$15.81	$0.10	$(0.03)	$0.07	$(0.19)	$(1.12)	$(1.31)	$14.57
2015	17.44	0.28	(0.44)	(0.16)	(0.34)	(1.13)	(1.47)	15.81
2014	17.79	0.37	1.36	1.73	(0.38)	(1.70)	(2.08)	17.44
2013	14.60	0.30	3.59	3.89	(0.30)	(0.40)	(0.70)	17.79
2012	13.05	0.27	1.59	1.86	(0.31)	—	(0.31)	14.60
2011	12.42	0.27	0.63	0.90	(0.27)	—	(0.27)	13.05
Class C (2/99)
2016(f)	15.60	0.05	(0.02)	0.03	(0.14)	(1.12)	(1.26)	14.37
2015	17.23	0.16	(0.44)	(0.28)	(0.22)	(1.13)	(1.35)	15.60
2014	17.59	0.24	1.34	1.58	(0.24)	(1.70)	(1.94)	17.23
2013	14.42	0.18	3.57	3.75	(0.18)	(0.40)	(0.58)	17.59
2012	12.92	0.17	1.54	1.71	(0.21)	—	(0.21)	14.42
2011	12.26	0.17	0.62	0.79	(0.13)	—	(0.13)	12.92
Class R3 (9/01)
2016(f)	15.77	0.09	(0.03)	0.06	(0.17)	(1.12)	(1.29)	14.54
2015	17.41	0.24	(0.45)	(0.21)	(0.30)	(1.13)	(1.43)	15.77
2014	17.75	0.33	1.36	1.69	(0.33)	(1.70)	(2.03)	17.41
2013	14.58	0.26	3.57	3.83	(0.26)	(0.40)	(0.66)	17.75
2012	13.03	0.24	1.59	1.83	(0.28)	—	(0.28)	14.58
2011	12.41	0.23	0.63	0.86	(0.24)	—	(0.24)	13.03
Class R6 (2/13)
2016(f)	15.99	0.13	(0.03)	0.10	(0.21)	(1.12)	(1.33)	14.76
2015	17.62	0.34	(0.45)	(0.11)	(0.39)	(1.13)	(1.52)	15.99
2014	17.93	0.43	1.38	1.81	(0.42)	(1.70)	(2.12)	17.62
2013(d)	15.36	0.22	2.60	2.82	(0.25)	—	(0.25)	17.93
Class I (8/94)
2016(f)	15.95	0.12	(0.02)	0.10	(0.21)	(1.12)	(1.33)	14.72
2015	17.60	0.33	(0.46)	(0.13)	(0.39)	(1.13)	(1.52)	15.95
2014	17.93	0.42	1.37	1.79	(0.42)	(1.70)	(2.12)	17.60
2013	14.72	0.35	3.61	3.96	(0.35)	(0.40)	(0.75)	17.93
2012	13.16	0.31	1.60	1.91	(0.35)	—	(0.35)	14.72
2011	12.53	0.31	0.64	0.95	(0.32)	—	(0.32)	13.16

42	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.79%	$275,882	1.17	%*	1.43	%*	1.17	%*	1.43	%*	40%
(0.87)	310,055	1.15		1.72		1.15		1.72		53
10.78	371,703	1.15		2.19		1.15		2.19		27
27.72	384,226	1.13		1.88		1.12		1.89		44
14.31	273,317	1.16		1.95		1.16		1.95		24
7.28	176,954	1.14		2.05		1.14		2.05		33

0.41	46,546	1.92	*	0.68	*	1.92	*	0.68	*	40
(1.59)	53,507	1.90		0.98		1.90		0.98		53
10.01	65,366	1.90		1.43		1.90		1.43		27
26.95	59,753	1.88		1.09		1.87		1.10		44
13.29	29,234	1.91		1.21		1.91		1.21		24
6.42	18,714	1.89		1.31		1.89		1.31		33

0.66	29,384	1.42	*	1.31	*	1.42	*	1.31	*	40
(1.12)	42,618	1.40		1.45		1.40		1.45		53
10.59	48,476	1.40		1.92		1.40		1.92		27
27.30	38,589	1.38		1.61		1.37		1.62		44
14.13	21,649	1.41		1.70		1.41		1.70		24
6.93	12,092	1.41		1.75		1.41		1.75		33

0.92	53,332	0.82	*	1.77	*	0.82	*	1.77	*	40
(0.51)	56,123	0.81		2.03		0.81		2.03		53
11.23	62,309	0.81		2.52		0.81		2.52		27
18.52	67,620	0.80	*	1.98	*	0.80	*	1.98	*	44

0.92	750,059	0.92	*	1.71	*	0.92	*	1.71	*	40
(0.64)	930,850	0.90		1.99		0.90		1.99		53
11.11	1,178,972	0.90		2.42		0.90		2.42		27
27.96	1,151,408	0.88		2.16		0.87		2.16		44
14.65	1,072,335	0.91		2.23		0.91		2.23		24
7.56	861,754	0.89		2.30		0.89		2.31		33

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	43

Financial Highlights (Unaudited) (continued)

Mid Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated NetRealized Gains	Total	Ending NAV
Class A (12/87)
2016(e)	$35.39	$0.10	$0.16	$0.26	$(0.09)	$(1.06)	$(1.15)	$34.50
2015	35.37	0.10	0.22	0.32	(0.30)	—	(0.30)	35.39
2014	31.00	0.23	4.30	4.53	(0.16)	—	(0.16)	35.37
2013	23.22	0.12	7.91	8.03	(0.25)	—	(0.25)	31.00
2012	21.83	0.18	1.35	1.53	(0.14)	—	(0.14)	23.22
2011	22.20	0.07	(0.19)	(0.12)	(0.25)	—	(0.25)	21.83
Class C (2/99)
2016(e)	33.86	(0.02)	0.15	0.13	—	(1.06)	(1.06)	32.93
2015	33.86	(0.16)	0.20	0.04	(0.04)	—	(0.04)	33.86
2014	29.76	(0.02)	4.12	4.10	—	—	—	33.86
2013	22.29	(0.08)	7.62	7.54	(0.07)	—	(0.07)	29.76
2012	20.99	0.01	1.29	1.30	—	—	—	22.29
2011	21.36	(0.10)	(0.18)	(0.28)	(0.09)	—	(0.09)	20.99
Class R3 (9/01)
2016(e)	35.17	0.07	0.08	0.15	—	(1.06)	(1.06)	34.26
2015	35.15	0.02	0.21	0.23	(0.21)	—	(0.21)	35.17
2014	30.82	0.15	4.27	4.42	(0.09)	—	(0.09)	35.15
2013	23.08	0.06	7.87	7.93	(0.19)	—	(0.19)	30.82
2012	21.70	0.12	1.33	1.45	(0.07)	—	(0.07)	23.08
2011	22.05	0.01	(0.19)	(0.18)	(0.17)	—	(0.17)	21.70
Class I (2/94)
2016(e)	35.52	0.15	0.15	0.30	(0.18)	(1.06)	(1.24)	34.58
2015	35.50	0.20	0.20	0.40	(0.38)	—	(0.38)	35.52
2014	31.10	0.32	4.31	4.63	(0.23)	—	(0.23)	35.50
2013	23.29	0.19	7.93	8.12	(0.31)	—	(0.31)	31.10
2012	21.99	0.24	1.33	1.57	(0.27)	—	(0.27)	23.29
2011	22.37	0.15	(0.22)	(0.07)	(0.31)	—	(0.31)	21.99

44	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.91%	$35,373	1.44	%*	0.51%*	1.30	%*	0.64	%*	19%
0.89	36,378	1.41		0.20	1.32		0.29		111
14.65	39,858	1.42		0.61	1.34		0.69		127
34.93	35,719	1.39		0.40	1.33		0.45		118
7.03	35,633	1.49		0.58	1.28		0.79		140
(0.64)	52,334	1.33		0.27	1.31		0.30		123

0.51	6,861	2.19	*	(0.24)*	2.05	*	(0.10	)*	19
0.15	7,379	2.16		(0.55)	2.07		(0.46)		111
13.78	8,066	2.17		(0.14)	2.09		(0.06)		127
33.94	8,042	2.14		(0.35)	2.08		(0.29)		118
6.19	7,855	2.24		(0.17)	2.02		0.05		140
(1.35)	8,957	2.08		(0.48)	2.06		(0.45)		123

0.78	5,623	1.68	*	0.27 *	1.55	*	0.40	*	19
0.65	6,942	1.66		(0.04)	1.57		0.05		111
14.35	8,401	1.67		0.37	1.59		0.46		127
34.63	8,401	1.64		0.16	1.58		0.22		118
6.70	9,576	1.74		0.31	1.53		0.52		140
(0.87)	15,310	1.58		0.03	1.56		0.06		123

1.03	58,441	1.18	*	0.77 *	1.05	*	0.91	*	19
1.12	67,834	1.16		0.46	1.07		0.55		111
14.95	75,981	1.17		0.86	1.09		0.94		127
35.29	90,212	1.13		0.66	1.08		0.71		118
7.23	106,276	1.24		0.82	1.03		1.03		140
(0.42)	151,409	1.07		0.65	1.06		0.65		123

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	45

Financial Highlights (Unaudited) (continued)

Small Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/94)
2016(e)	$19.95	$0.07	$(0.18)	$(0.11)	$(0.01)	$(0.30)	$(0.31)	$19.53
2015	18.55	0.07	1.40	1.47	(0.07)	—	(0.07)	19.95
2014	16.98	0.05	1.58	1.63	(0.06)	—	(0.06)	18.55
2013	12.63	0.06	4.34	4.40	(0.05)	—	(0.05)	16.98
2012	11.30	0.05	1.28	1.33	—	—	—	12.63
2011	10.26	(0.05)	1.09	1.04	—	—	—	11.30
Class C (2/99)
2016(e)	17.20	—	(0.16)	(0.16)	—	(0.30)	(0.30)	16.74
2015	16.06	(0.07)	1.21	1.14	—	—	—	17.20
2014	14.76	(0.07)	1.37	1.30	—	—	—	16.06
2013	11.02	(0.05)	3.79	3.74	—	—	—	14.76
2012	9.93	(0.04)	1.13	1.09	—	—	—	11.02
2011	9.08	(0.12)	0.97	0.85	—	—	—	9.93
Class R3 (9/01)
2016(e)	19.56	0.05	(0.19)	(0.14)	—	(0.30)	(0.30)	19.12
2015	18.19	0.02	1.38	1.40	(0.03)	—	(0.03)	19.56
2014	16.65	0.01	1.55	1.56	(0.02)	—	(0.02)	18.19
2013	12.39	0.01	4.27	4.28	(0.02)	—	(0.02)	16.65
2012	11.11	0.02	1.26	1.28	—	—	—	12.39
2011	10.11	(0.07)	1.07	1.00	—	—	—	11.11
Class I (8/94)
2016(e)	20.63	0.09	(0.18)	(0.09)	(0.06)	(0.30)	(0.36)	20.18
2015	19.18	0.12	1.45	1.57	(0.12)	—	(0.12)	20.63
2014	17.55	0.10	1.63	1.73	(0.10)	—	(0.10)	19.18
2013	13.06	0.10	4.48	4.58	(0.09)	—	(0.09)	17.55
2012	11.65	0.08	1.33	1.41	—	—	—	13.06
2011	10.55	(0.02)	1.12	1.10	—	—	—	11.65

46	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(0.54)%	$90,629	1.36	%*	0.73%*	1.36	%*	0.73%*	19%
7.95	48,656	1.40		0.32	1.39		0.34	49
9.61	44,739	1.47		0.25	1.43		0.28	55
34.98	45,225	1.47		0.37	1.46		0.38	56
11.77	32,208	1.58		0.26	1.46		0.39	46
10.14	31,814	1.48		(0.41)	1.46		(0.40)	41

(0.86)	14,631	2.11	*	(0.04)*	2.11	*	(0.04)*	19
7.10	4,507	2.15		(0.44)	2.14		(0.42)	49
8.81	3,008	2.21		(0.51)	2.18		(0.48)	55
33.94	3,297	2.22		(0.43)	2.20		(0.42)	56
10.98	1,367	2.34		(0.47)	2.21		(0.34)	46
9.36	1,498	2.23		(1.18)	2.21		(1.18)	41

(0.65)	15,472	1.61	*	0.53 *	1.61	*	0.53 *	19
7.62	14,516	1.65		0.07	1.64		0.09	49
9.38	11,530	1.72		0.01	1.68		0.04	55
34.59	8,549	1.72		0.06	1.71		0.07	56
11.52	2,653	1.83		0.01	1.71		0.14	46
9.89	2,246	1.73		(0.66)	1.71		(0.65)	41

(0.42)	177,786	1.11	*	0.99 *	1.11	*	0.99 *	19
8.22	91,044	1.15		0.58	1.14		0.59	49
9.89	71,521	1.22		0.51	1.18		0.54	55
35.34	48,281	1.22		0.64	1.21		0.65	56
12.02	41,444	1.34		0.53	1.21		0.66	46
10.43	48,596	1.21		(0.16)	1.21		(0.16)	41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	47

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is April 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Dividend Value’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. In selecting securities, the Sub-Adviser will invest in companies that it believes have the ability to pay above average dividends and finance expected growth and are trading at attractive valuations. The Fund will attempt to maintain a dividend that will grow over time. As a result, higher-yielding equity securities will generally represent the core holdings of the Fund. However, the Fund also may invest in lower-yielding, higher-growth equity securities if the Sub-Adviser believes they will help balance the portfolio. The Fund’s equity securities include common stocks, convertible preferred stocks, and corporate debt securities that are convertible into common stocks. All such equity securities will provide current income at the time of purchase. The Fund invests in convertible securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The Fund may invest in convertible securities without regard to their ratings, and therefore may hold convertible securities which are rated lower than investment grade.

Mid Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies. Mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2015, the range was $1.6 billion to $28.1 billion. In selecting stocks, the Sub-Adviser invests in companies that it believes are under-valued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Small Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2015, the range was $103 million to $4.7 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchange contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

48	Nuveen

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually (except for Dividend Value, which are declared and distributed to shareholders annually). Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, eache Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Nuveen	49

Notes to Financial Statements (Unaudited) (continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

50	Nuveen

These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,150,479,937	$—	$—	$1,150,479,937
Investments Purchased with Collateral from Securities Lending	276,601,019	—	—	276,601,019
Short-Term Investments:
Money Market Funds	5,263,527	—	—	5,263,527
Total	$1,432,344,483	$—	$—	$1,432,344,483

Mid Cap Value
Long-Term Investments*:
Common Stocks	$105,431,671	$—	$—	$105,431,671
Investments Purchased with Collateral from Securities Lending	28,078,960	—	—	28,078,960
Short-Term Investments:
Money Market Funds	807,732	—	—	807,732
Total	$134,318,363	$—	$—	$134,318,363

Small Cap Value
Long-Term Investments*:
Common Stocks	$290,193,130	$—	$—	$290,193,130
Investments Purchased with Collateral from Securities Lending	90,655,890	—	—	90,655,890
Short-Term Investments:
Money Market Funds	7,692,834	—	—	7,692,834
Total	$388,541,854	$—	$—	$388,541,854
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen	51

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency-gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, the Funds may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Dividend Value	Common Stocks	$268,979,319	$(268,979,319)	$—
Mid Cap Value	Common Stocks	27,473,027	(27,473,027)	—
Small Cap Value	Common Stocks	87,861,876	(87,861,876)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

52	Nuveen

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$13,542	$2,627	$8,840

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 4/30/16		Year Ended 10/31/15
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	985,752	$13,978,124	2,424,656	$39,498,173
Class C	202,159	2,855,415	309,435	5,036,236
Class R3	301,574	4,264,652	734,617	11,943,772
Class R6	93,381	1,416,759	315,607	5,276,030
Class I	3,823,459	53,572,394	6,957,058	114,678,800
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,593,807	22,833,779	1,810,421	28,853,242
Class C	249,049	3,514,272	265,889	4,176,547
Class R3	221,027	3,158,077	232,274	3,692,283
Class R6	308,268	4,471,504	293,862	4,731,582
Class I	3,026,107	43,804,185	3,487,027	56,097,243
	10,804,583	153,869,161	16,830,846	273,983,908
Shares redeemed:
Class A	(3,268,240)	(47,118,297)	(5,926,661)	(96,466,967)
Class C	(642,054)	(9,124,312)	(939,209)	(15,092,734)
Class R3	(1,204,068)	(16,505,058)	(1,049,386)	(17,076,854)
Class R6	(299,670)	(4,344,878)	(635,972)	(10,727,069)
Class I	(14,249,790)	(207,147,320)	(19,092,966)	(312,324,710)
	(19,663,822)	(284,239,865)	(27,644,194)	(451,688,334)
Net increase (decrease)	(8,859,239)	$(130,370,704)	(10,813,348)	$(177,704,426)

Nuveen	53

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 4/30/16		Year Ended 10/31/15
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	42,972	$1,416,053	80,414	$2,851,498
Class C	8,048	255,969	13,059	447,157
Class R3	12,729	419,475	32,371	1,151,229
Class I	42,366	1,397,268	111,344	3,981,183
Shares issued to shareholders due to reinvestment of distributions:
Class A	35,337	1,169,184	9,129	328,561
Class C	6,783	214,011	261	9,039
Class R3	5,991	185,150	1,330	47,658
Class I	36,092	1,198,811	7,192	259,290
	190,318	6,255,921	255,100	9,075,615
Shares redeemed:
Class A	(80,851)	(2,679,053)	(188,525)	(6,729,568)
Class C	(24,403)	(764,151)	(33,626)	(1,156,437)
Class R3	(51,957)	(1,735,220)	(75,285)	(2,671,845)
Class I	(298,181)	(9,798,232)	(349,402)	(12,586,488)
	(455,392)	(14,976,656)	(646,838)	(23,144,338)
Net increase (decrease)	(265,074)	$(8,720,735)	(391,738)	$(14,068,723)

	Six Months Ended 4/30/16		Year Ended 10/31/15
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,811,985	$52,269,127	463,591	$9,062,521
Class C	676,147	10,968,089	113,427	1,912,427
Class R3	282,757	5,246,612	318,020	6,035,655
Class I	5,851,982	113,868,503	1,452,674	29,347,026
Shares issued to shareholders due to reinvestment of distributions:
Class A	45,329	867,466	8,762	167,348
Class C	6,551	107,706	—	—
Class R3	11,698	219,226	836	15,678
Class I	81,103	1,608,588	18,596	366,519
	9,767,552	185,155,317	2,375,906	46,907,174
Shares redeemed:
Class A	(654,611)	(12,049,611)	(445,277)	(8,535,603)
Class C	(70,720)	(1,128,769)	(38,815)	(646,389)
Class R3	(227,383)	(4,193,901)	(210,587)	(3,994,821)
Class I	(1,533,983)	(29,313,105)	(787,140)	(15,758,817)
	(2,486,697)	(46,685,386)	(1,481,819)	(28,935,630)
Net increase (decrease)	7,280,855	$138,469,931	894,087	$17,971,544

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$489,378,443	$20,748,405	$176,632,335
Sales	720,354,283	32,313,342	42,164,812

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

54	Nuveen

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Cost of investments	$1,173,058,262	$128,393,438	$368,036,407
Gross unrealized:
Appreciation	$266,824,463	$11,274,155	$27,553,444
Depreciation	(7,538,242)	(5,349,230)	(7,047,997)
Net unrealized appreciation (depreciation) of investments	$259,286,221	$5,924,925	$20,505,447

Permanent differences, primarily due to the federal taxes paid, foreign currency transactions, real estate investment trust adjustments, tax equalization, investments in partnerships, deemed dividend due to corporate actions and tax basis earnings and profits adjustments, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2015, the Funds’ last tax year end, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Capital paid-in	$9,675,997	$122,987	$53,751
Undistributed (Over-distribution of) net investment income	7,538,648	(1)	140
Accumulated net realized gain (loss)	(17,214,645)	(122,986)	(53,891)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2015, the Funds’ last tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$4,828,860	$435,441	$356,381
Undistributed net long-term capital gains	93,084,750	3,465,463	2,861,604
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[2]	$34,828,160	$1,190,076	$624,998
Distributions from net long-term capital gains	109,864,663	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gain, if any.

As of October 31, 2015, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Dividend Value[3]
Expiration:
October 31, 2016	$4,135,445
Not subject to expiration	—
Total	$4,135,445
[3]	A portion of Dividend Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulation.

During the Funds’ last tax year ended October 31, 2015, the Funds utilized capital loss carrforwards as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Utilized capital loss carryforwards	$4,135,445	$6,496,564	$7,516,774

Nuveen	55

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Advisor is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.6000%	0.7000%	0.7000%
For the next $125 million	0.5875	0.6875	0.6875
For the next $250 million	0.5750	0.6750	0.6750
For the next $500 million	0.5625	0.6625	0.6625
For the next $1 billion	0.5500	0.6500	0.6500
For net assets over $2 billion	0.5250	0.6250	0.6250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2016, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee
Dividend Value	0.1965%
Mid Cap Value	0.1998
Small Cap Value	0.1746

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (exclud-ing 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of port-folio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time peri-ods stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Value	1.05%	February 28, 2017
Small Cap Value	1.15	February 28, 2017

56	Nuveen

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected	$80,243	$16,110	$102,100
Paid to financial intermediaries	70,732	14,182	89,883

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for pro-viding services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances	$14,951	$2,667	$106,885

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period ended, the Distributor retained such 12b-1 fees as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained	$11,772	$1,609	$45,687

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained	$1,593	$133	$2,502

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed. The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

Nuveen	57

Notes to Financial Statements (Unaudited) (continued)

9. Subsequent Events

Class R6 Shares

Effective June 30, 2016, Small Cap Value will begin offering Class R6 Shares as further described in the Fund’s most recent prospectus.

Management Fees

Effective June 30, 2016, the annual fund-level fee for the following Funds, payable monthly, will be calculated according to the following schedule:

Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For net assets over $2 billion	0.4250	0.5250	0.5750

Effective June 30, 2016, the Adviser has agreed to waive fees and/or reimburse expenses through February 28, 2018 for Mid Cap Value and Small Cap Value so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses, do not exceed 0.92% and 1.02%, respectively of the average daily net assets of any class of the Fund’s shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation.

58	Nuveen

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive,

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen	59

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

60	Nuveen

Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen	61

Notes

62	Nuveen

Notes

Nuveen	63

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FSTK-0416P        16851-INV-B-06/17

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Large Cap Growth Opportunities Fund	FRGWX	FAWCX	FLCYX	FLCFX	FIGWX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	—	FIMPX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level, a surprisingly weak jobs growth report in May was a disappointing sign, although not necessarily indicative of a lasting downtrend. Wages have grown slightly but not nearly enough to reinvigorate Americans’ buying power. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

Furthermore, frail economies across the rest of the world have continued to cast a shadow over the U.S. Although the European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown but investors are still worried about where the world’s second-largest economy might ultimately land. Additionally, global markets were surprised by the U.K.’s June 23, 2016 referendum vote to leave the European Union, known as “Brexit.” Heightened price volatility and negative sentiment are to be expected in the near term as markets readjust and await clarity on the Brexit process and its impact on the U.K., Europe and across the world.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to again hold rates steady.

With global economic growth still looking fairly fragile, financial markets have become more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 24, 2016

4	Nuveen

Portfolio Managers’

Comments

Nuveen Large Cap Growth Opportunities Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Small Cap Growth Opportunities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc.

David Chalupnik, CFA, is the lead portfolio manager of the Nuveen Large Cap Growth Opportunities Fund. David is the Head of Equities for Nuveen Asset Management and took over management of the Fund in October 2015. Harold (Hal) Goldstein, and Scott Mullinix, CFA, also continue to serve as portfolio managers for the Fund. Hal and Scott assumed portfolio management responsibilities in 2002 and 2006, respectively.

James (Jim) Diedrich, CFA, leads the Nuveen Mid Cap Growth Opportunities Fund in conjunction with co-managers Hal and Scott. Jim assumed portfolio management responsibilities in 2006. Hal and Scott have been on the management team of the Fund since 2005 and 2006, respectively.

Rob McDougall, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Growth Opportunities Fund. Rob assumed portfolio management responsibilities in 2004. Jon has been on the management team for the Fund since 2007.

On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2016.

Nuveen Large Cap Growth Opportunities Fund

How did the Fund perform during the six-month reporting period ended April 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen	5

Portfolio Managers’ Comments (continued)

The equity market experienced heightened volatility during the reporting period as investors reacted to Chinese economic data suggesting further deceleration, rising high yield credit spreads and the impacts of oil price weakness. As we entered 2016, the investment community increasingly worried that the world global economic environment was weakening meaningfully, almost on the verge of collapse. Equity markets dropped sharply in January as investors continued to run to safety as they had in late 2015; however, unlike last year, investors turned away from our favorite growth stocks that had performed so strongly in an environment where earnings growth was scarce. During this reporting period, the safer, big dividend-paying stocks performed well, particularly in the consumer staples and utilities sectors. However, the so-called FANGs (i.e., the most popular and strongest performing technology stocks – Facebook, Amazon, Netflix and Google) and other high quality growth stocks sold off significantly amidst a broad market sell-off. The backdrop shifted abruptly in mid-February as the dollar started weakening, energy prices started rising and the Federal Reserve said it wasn’t going to tighten as quickly and forcefully. Investors started to believe that the global economic environment was not going to collapse and the market began to rise off its February 11, 2016 bottom. This led the lowest quality, most cyclical and most risky areas of the market to surge from oversold levels.

The leading detractor in Fund performance during the reporting period was stock selection, particularly in the information technology, health care, industrials and consumer staples sectors. Underweight positions in two of the stronger performing sectors in the Russell 1000® Growth benchmark, telecommunication services and consumer staples, also hindered results. On the other hand, stock selection in the energy sector was beneficial to the Fund’s performance during this reporting period.

Stock selection in information technology was the most noteworthy drag on relative results, including a position in LinkedIn Corporation, the world’s largest online networking site for workplace professionals. When the company reported fourth quarter earnings in January, management guided toward a much slower growth trajectory than we had anticipated for the coming year, causing us to sell the stock. After turning in strong results for the Fund last year, leading video game developer and distributor Electronic Arts Inc. underperformed during the reporting period as well. We had previously reduced the Fund’s weight in the name after its nice run-up in 2015; however, we still like and own this company. We believe Electronic Arts may likely continue to benefit from several secular growth trends including the new generation of gaming consoles and the increasing shift toward the digital delivery of games over the Internet.

Health care was one of the worst performing sectors in the Russell 1000® Growth Index during the reporting period, particularly pharmaceuticals and biotechnology, whereas medical technology and health care services held up better. The biotech/pharma industries suffered broadly from a continuation of fears that the political environment was changing meaningfully with regard to drug pricing. In addition, the ongoing saga at Valeant Pharmaceuticals (not a Fund holding), continued to unravel during the reporting period as the company faced allegations of fraud and its CEO was admitted to the hospital. These events caused Valeant’s shares to sell-off sharply and cast a dark cloud over other specialty pharmaceutical companies as well as firms involved in merger and acquisition deals. Two of our Fund holdings, Allergan PLC and Teva Pharmaceutical Industries Limited, were weighed down by both the general industry overhang and the fact that they are involved in a merger deal. Allergan is selling its generics business to Teva Pharmaceutical; however, the companies announced that there would be a delay for a couple of months as the Federal Trade Commission examines the deal more closely. We continue to believe the sale will go through and are maintaining these positions. On the other hand, our position in medical device developer and manufacturer Boston Scientific Corporation held up much better in the uncertain environment. During the reporting period, the company gave a strong first quarter 2016 report that topped consensus estimates in terms of both revenues and earnings due to a solid new lineup of products. Boston Scientific has recently received FDA approvals for a number of its catheter, stent and ventricular lead products. The company is also expanding its operating margins, which are substantially below those of its peers.

The main detractor in the industrials sector was the Fund’s position in Delta Air Lines Inc. Shares of Delta and the rest of the airline industry were pressured by fare price competition, which resulted in negative passenger unit revenue, otherwise known as PRASM. Some of the industry competition is due to lower fuel costs and some is because of aggressive expansion by smaller carriers in select markets. However, the market focuses on PRASM as an indicator of airline companies’ pricing power and stability of earnings. Because we are unsure if this issue will resolve itself in the near term, we have sold the Fund’s Delta position. At the same time, we continue to hold Southwest Airlines Co., which we believe would be the first airline to show positive PRASM if the competitive backdrop improves.

6	Nuveen

In the consumer staples sector, most of the shortfall resulted from the Fund’s lack of exposure to several of the more stable, large index constituents that performed well such as Coca-Cola Company, Philip Morris International Inc. and Altria Group Inc. However, the Fund did experience favorable results from its position in Estee Lauder Companies Inc., the manufacturer and marketer of a variety of skin care, makeup, fragrance and hair care products. The company benefited as the global beauty market continued to grow at above-average rates with cosmetics and anti-aging products in high demand. With its stable brands that are relevant across demographics and countries, as well as strong execution by its management team, Estee Lauder was able to achieve strong volume growth and increase its margins meaningfully in a difficult market environment.

Within the energy sector, a position in exploration and production company Pioneer Natural Resources Company benefited Fund performance. After taking a hit in December and January, Pioneer’s shares appreciated strongly throughout the rest of the reporting period due to an earnings beat, positive guidance and continued well outperformance. We believe the company has the potential to post favorable growth over the next few years, given its prime acreage position in the Permian Basin and strong production potential.

Results were mixed in the consumer discretionary sector, where we saw favorable performance from several holdings that was offset by weakness from another. On the positive side of the equation, a position in Ulta Salon, Cosmetics & Fragrance Inc. was a source of strength for the Fund. The company owns a chain of stores that offer cosmetics, skincare items, fragrances and haircare products for both women and men. Ulta reported same store sales that were some of the strongest in retailing in the first quarter. We continue to like this company’s fundamentals and its management team. Also, a position in consumer products provider Jarden Corporation performed well during the reporting period. The company announced that it would be acquired by Newell Rubbermaid in a deal worth roughly $16 billion, creating a consumer products powerhouse. Jarden’s stock price responded by climbing to the price target proposed by the merger. We have sold our position in the Fund.

Nuveen Mid Cap Growth Opportunities Fund

How did the Fund perform during the six-month reporting period ended April 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Growth Index and the Lipper Multi-Cap Growth Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $2.4 billion and $28.7 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

The equity market experienced heightened volatility during the reporting period as investors reacted to Chinese economic data suggesting further deceleration. As we entered 2016, the investment community increasingly worried that the world global economic environment was weakening meaningfully, almost on the verge of collapse. Equity markets dropped sharply in January as investors continued to run to safety as they had in late 2015; however, unlike last year, investors turned away from our favorite growth stocks that had performed so strongly in an environment where earnings growth was scarce. During this reporting period, the safer, big dividend paying stocks performed well, particularly in the consumer staples and utilities sectors. However, the so-called FANGs (i.e., the most popular and strongest performing technology stocks – Facebook, Amazon, Netflix and Google) and other high quality growth stocks sold off significantly amidst a broad market sell-off. The backdrop shifted abruptly in mid-February as the dollar started weakening, energy prices started rising and the Federal Reserve said it wasn’t going to tighten as quickly and forcefully. Investors started to believe that the global economic environment was not going to collapse and the market began to rise off its February 11, 2016 bottom. This led the lowest quality, most cyclical and most risky areas of the market to surge from oversold levels.

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Portfolio Managers’ Comments (continued)

The leading detractor in the Fund during the reporting period was stock selection, particularly in the consumer discretionary, health care and information technology sectors. On the other hand, stock selection in the energy sector was beneficial to the Fund’s performance.

Stock selection in consumer discretionary was the most noteworthy drag on the Fund’s relative results. The most significant laggard was Advance Auto Parts, Inc., the largest U.S. distributor of automotive parts with more than 5,300 retail stores that sell a broad assortment of parts, maintenance items and accessories to consumers and professional installers. After advancing significantly through early November, Advance Auto Parts gave up all of its gains and then some after announcing disappointing third-quarter results and a CEO change. The third-quarter weakness was caused by more disruptions related to the company’s integration of General Parts than anticipated, specifically, slowing commercial sales growth. After the company’s new CEO offered weak forward looking guidance, we sold this stock. We also saw weak results from Lions Gate Entertainment Corp., which produces and distributes movies and TV shows aimed at the pop culture youth, urban and horror categories with franchises such as The Hunger Games and Divergent and TV shows such as Orange Is the New Black. During the reporting period, Lions Gate missed expectations as the production budget for Mockingjay Part 2 and the timing of TV deliveries impacted results. The sell-off intensified after management warned of a second reduction in its three-year guidance. We sold the stock after it rebounded somewhat in March because we decided the investments that Lions Gate is making into content are not paying off, meaning the company is unlikely to beat consensus estimates this year. Shares of Signet Jewelers Limited were negatively impacted by the company’s uptick in bad debt expenses, which resulted in investors becoming concerned about future growth prospects. While the stock recovered from its February lows, we decided to sell our shares as we believed upside was likely limited due to concerns about store traffic and increasing consumer bad debts. Finally, shares of Chipotle Mexican Grill Inc. fell dramatically after food safety issues related to an E. coli outbreak caused a significant decline in traffic, comparable store sales and revenues. In addition, added expenses related to fixing the company’s food supply and preparation processes led to declines in future earnings-per-share estimates, causing us to sell the stock.

Offsetting some of the weakness in consumer discretionary was our position in consumer products provider Jarden Corporation, which performed well during the reporting period. The company announced that it would be acquired by Newell Rubbermaid in a deal worth roughly $16 billion, creating a consumer products powerhouse. Jarden’s stock price responded by climbing to the price target proposed by the merger. We decided to sell our position after the stock became fully valued in our opinion. Also, our position in arts and crafts specialty retailer Michaels Cos Inc. outperformed during the period. The company reported better-than-expected results for fourth quarter 2015 plus solid 2016 guidance, which speaks to the consistency of its business model. Investors cheered these strong results during first quarter’s very volatile equity market. Despite Michaels’ defensive growth, solid management team and strong margins, its valuation remains inexpensive.

Health care was one of the worst performing sectors in the Russell Midcap® Growth Index during the reporting period, particularly pharmaceuticals and biotechnology, whereas medical technology and health care services held up better. The biotech/pharma industries suffered broadly from a continuation of fears that the political environment was changing meaningfully with regard to drug pricing. The Fund was hindered by its overweight position in health care, as well as several holdings that meaningfully underperformed. Shares of Irish-domiciled biotechnology company Alkermes Plc sold off sharply during the reporting period. The company is focused on the development and commercialization of novel therapies for central nervous system indications. We were excited about the growth prospects for Alkermes, which already has two approved products, a royalty-generating technology platform and three late-stage development candidates that may address large opportunities in depression, schizophrenia and multiple sclerosis. However, during the reporting period, the company reported disappointing Phase III trial data from its program for depression, which caught investors by surprise after Phase II results were strong. We sold out of Alkermes because the success of this drug and its large potential market were a significant part of our growth thesis. Also, shares of Pacira Pharmaceuticals, Inc., a developer and marketer of the post-surgical pain injection Exparel, were weak along with the broad pharmaceutical sell-off, despite the fact that the company exceeded consensus product sales projections for the fourth quarter. We continue to maintain our position because we believe Exparel will be approved for other indications, while generic competition for this product is unlikely given the manufacturing complexities. In addition, our position in Accelerate Diagnostics Inc. detracted from performance. Shares were down even more than the broad health care sector sell-off because this is an emerging diagnostics firm with little revenue to date. However, we continue to like and own Accelerate, which is developing a faster system for antimicrobial susceptibility testing (AST). Accelerate’s platform should have a large potential market given the growing problem of antibiotic-resistant bacteria, the overuse of

8	Nuveen

antibiotics and growing rates of hospital-acquired infections. With an experienced management team and an attractive governmental tailwind, we believe that the company is well positioned to execute a successful commercial launch of its AST System later this year.

On the other hand, the health care sector was home to a handful of bright spots, including continued strength from our position in Abiomed, Inc., the manufacturer of the Impella percutaneous ventricular assist device used to provide circulatory support for patients experiencing severe cardiovascular issues. The company was a standout performer among its medical device peers after its temporary circulatory support pumps received an earlier-than-expected label expansion to include cardiogenic shock, which drove shares higher and made management’s guidance for revenue growth that much more achievable. Importantly, the company is still benefiting from its high risk percutaneous coronary intervention label, a market where management estimates that Abiomed has less than 10% penetration, as well as pipeline developments and international market opportunities over the intermediate term. Also, our position in medical device developer and manufacturer Boston Scientific Corporation held up much better in the uncertain environment. During the reporting period, the company gave a strong first-quarter 2016 report that topped consensus estimates in terms of both revenues and earnings due to a solid new lineup of products. Boston Scientific has recently received FDA approvals for a number of its catheter, stent and ventricular lead products. The company is also expanding its operating margins, which are substantially below those of its peers.

Stock selection was also favorable in the energy sector where the Fund’s defensive positioning in Parsley Energy Inc., a high quality, oil-producing company, worked to its benefit after the stocks of energy producers with questionable balance sheets and service companies came under intense pressure as crude oil prices marked new lows. Shares of Parsley Energy, with its operations in the prolific Permian Basin in Texas, advanced strongly due to solid production reports and opportunistic acreage acquisitions.

In the information technology sector, several of the Fund’s holdings underperformed. The first was Fitbit Inc., the leading provider of fitness tracker devices with more than 85% market share and global distribution across 50 countries. Although the company reported a large beat in revenues and earnings per share (EPS) as expected, its first-quarter 2016 guidance disappointed. Fitbit cited product transition timing and higher upfront product ramp and marketing costs. We sold this stock because EPS will be relatively flat in 2016 versus 2015 and we believe it will be more difficult for the company to beat consensus estimates over time. Also, we saw underperformance from a position in LinkedIn Corporation, the world’s largest online networking site for workplace professionals. When the company reported fourth-quarter earnings in January, management guided toward a much slower growth trajectory than we had anticipated for the coming year, causing us to sell the stock. In addition, shares of Tableau Software Inc. fell sharply during the reporting period. The company is a leading data visualization software vendor that brings business analytics to the masses by delivering an intuitive tool that does not require a high level of technical skill to create even the most complex presentations. During the reporting period, Tableau Software reported a surprisingly abrupt deceleration in fourth-quarter licenses, which resulted in lower 2016 guidance from management. We sold the Fund’s position because it is unlikely that this company will significantly beat estimates or that investors will assign a high multiple to future estimates.

Nuveen Small Cap Growth Opportunities Fund

How did the Fund perform during the six-month reporting period ended April 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the market capitalization range of the companies in the Russell 2000® Index on the last business day of the month in which its most recent reconstitution was completed. As of June 30, 2015, the range was $177 million to $4.3 billion. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above-average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple

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Portfolio Managers’ Comments (continued)

expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.

Small-cap equities encountered heightened volatility during the reporting period as investors reacted to Chinese economic data suggesting further deceleration, rising high yield credit spreads and the impacts of weakness in oil prices. Additionally, increased political rhetoric and government scrutiny over pricing practices in the pharmaceutical industry drove an intense sell-off among health care stocks across the capitalization spectrum. However, in mid-February, energy prices reversed from continued downward pressure based on evidence of improving economic metrics, easing fears of a recession as well as long-awaited signs of domestic oil production constraints. After the February 11, 2016 market lows, small-cap growth stocks subsequently recovered some of their losses for the reporting period, likely due to a combination of the rebound in oil prices, additional Chinese economic stimulus measures and generally tepid global growth that diminished the likelihood of Federal Reserve rate increases in the coming months. Value-oriented stocks gained more ground as markets began to rally, outperforming growth and momentum stocks for the reporting period. Both the Fund and its benchmarks produced negative returns in this environment, with the Fund modestly underperforming due to stock selection in the health care and consumer staples sectors. On the other hand, stock selection was favorable in the energy, consumer discretionary and industrials sectors during the reporting period.

The performance of the Fund’s health care holdings was decidedly negative during the reporting period as investors reacted to the heightened government scrutiny on drug pricing, uncertainties created ahead of the presidential election, several high profile accounting issues and shortfalls among larger drug companies that had a ripple effect for small-cap health care stocks. At the macro level, health care was the second worst performing sector in the Russell 2000® Growth Index behind energy during the reporting period. While the Fund benefited from its underweight in the biotechnology and pharmaceutical subgroups, its substantial overweight in medical technology was overwhelmingly negative. ConforMIS Inc., an innovative manufacturer of customized, 3D-printed knee implants, was among the underperformers in this group as its shares traded sharply lower. A report raised unsubstantiated concerns over the company’s safety record and financing, while management also issued what we believed was overly conservative guidance for 2016 because of a minor tools recall that had already been addressed. Also, the Fund saw weak results from Team Health Holdings Inc., a provider of hospital-based staffing and administrative services in areas such as emergency medicine and anesthesiology. Just before the reporting period began, Team Health’s shares advanced on news of a takeover bid by AmSurg, which the company subsequently rejected in early November. The stock retraced its gains and then fell further on a debt downgrade by Moody’s following Team Health’s completed acquisition of IPC Healthcare Inc. We sold our position in Team Health Holdings, Inc. The Fund also held a modest sized position in OncoMed Pharmaceuticals Inc., a developer of antibodies that target cancer stem cells. Its shares fell significantly when management provided a negative update on a pancreatic cancer program that cast doubt on the company’s pipeline and spurred financing concerns. These issues led us to exit the position.

However, the health care sector was home to a handful of bright spots, including continued strength from our position in Abiomed, Inc., the manufacturer of the Impella percutaneous ventricular assist device used to provide circulatory support for patients experiencing severe cardiovascular issues. The company was a standout performer among its medical device peers after its temporary circulatory support pumps received an earlier-than-expected label expansion to include cardiogenic shock, which drove shares higher and made management’s guidance for revenue growth in fiscal 2017 that much more achievable. Importantly, the company is still benefiting from its high risk percutaneous coronary intervention label, a market where management estimates that Abiomed has less than 10% penetration, as well as pipeline developments and international market opportunities over the intermediate term. Also, shares of home health care and hospice services provider Amedisys Inc. advanced strongly during the reporting period. The company reported quarterly results that were in line with investors’ expectations and reinforced the notion that volume growth in both divisions remained strong. Amedisys is well positioned in a secular growth area where favorable demographics and health care policy initiatives will direct patients to the highest quality and lowest cost setting for care.

In the consumer staples sector, the only detractor of note was Natural Grocers by Vitamin Cottage Inc., a specialty food retailer leveraged to the natural and organic food industry. While the company has continued to grow its store base by 20% annually, comparable store sales have decelerated materially over the past several quarters and have fallen short of expectations. Natural Grocers’ most recent quarterly results were disappointing and the company subsequently lowered its outlook for the remainder of the year. We had assumed that a variety of sales initiatives would have enabled Natural Grocers to reverse the decelerating trend, which has not been the case. Because it may take several more quarters to see improved sales results, we exited the name following last quarter’s results.

10	Nuveen

On the positive side of the equation, stock selection was favorable in the energy sector where we focused the Fund’s exposure in high quality, pure play names in the exploration and production industry from the prolific Permian Basin in Texas. This worked to our benefit as stocks of energy producers with questionable balance sheets as well as service companies came under intense pressure as crude oil prices marked new lows. For example, shares of Parsley Energy Inc. advanced strongly due to solid production reports and opportunistic acreage acquisitions.

In the consumer discretionary sector, the Fund benefited from its position in Thor Industries Inc., a manufacturer of recreational vehicles (RVs) with the leading market share in the towable segment and the second highest share in the motorized segment. During the reporting period, Thor’s results came in ahead of expectations in part due to better revenues and materially improved margins. The company’s improved margins have been driven by a better product mix, lower material costs, increased labor efficiencies and lower warranty costs. Following Thor’s most recent results, we did trim the Fund’s position, but continue to view the company as a high quality cyclical growth company leveraged to a later-cycle big ticket purchase. Also, Texas Roadhouse, Inc., a full-service casual dining company, benefited after reporting fourth-quarter results that were modestly ahead of expectations. These results, coupled with positive commentary on same-store sales trends and a favorable outlook for beef prices, which make up half of the company’s food costs, helped propel the stock during the reporting period. We also initiated a position in Tile Shop Holdings Inc., a specialty retailer of natural and manufactured tiles in the home improvement industry, which aided the Fund’s results. The company posted better-than-expected third-quarter results and raised 2015 financial guidance. With an apparent acceleration in the period, near-term estimates appear achievable. We also continue to favor Tile Shop for its strong position in the home improvement industry, which we believe should help the company generate solid unit growth and improving profitability. On the negative side of the discretionary sector, however, the Fund’s position in luxury home furnishings retailer Restoration Hardware Holdings Inc. was negatively impacted when the company materially missed fourth-quarter expectations and its own guidance. The miss was primarily due to supply chain constraints from at least two of its vendors who could not keep up with written orders for the company’s new product line. We sold our position in Restoration Hardware Holdings Inc.

Three industrial stocks were outperformers during the reporting period including strong gains from engineering and construction firm MasTec Inc. The company began moving past a difficult 2015 when telecommunications and pipeline customers pulled back on capital expenditures in light of difficult end market conditions. During the reporting period, investors appeared to be focusing on the company’s return to growth in 2016 as its oil and gas backlog grew and wireless spending appeared to be showing signs of life. We also saw strength from shares of Generac Holdings Inc., a leading manufacturer of portable and permanent standby power generators. The company, which has faced headwinds in the oil and gas markets, seemed to be benefiting from residential adoption of standby power generators. Generac has appropriately cut costs and appears positioned to generate strong margins and free cash flow, particularly in a normal power outage and hurricane environment. In addition, the Fund’s position in Continental Building Products Inc., the fifth largest producer of wallboard in the U.S., boosted results. The company is benefiting from increased residential construction and remodeling activity in the United States. On the other hand, a position in executive search firm Korn Ferry International detracted during the reporting period. The stock has underperformed over the past six months mainly due to concerns that a potential U.K. exit from the eurozone would disrupt the company’s recently acquired Hay Group business. However, we believe the risk-versus-reward scenario for Korn Ferry is compelling and that the concerns are overdone at these levels.

Results were mixed, but modestly negative in information technology, where we saw weak results from several holdings that offset strength from others. On the positive side of the equation, semiconductor firm Semtech Corporation generated strong performance on better-than-expected revenues and earnings, driven by stabilization in the Chinese market. Also, the Fund was rewarded for its position in Perficient, Inc., a domestic-centric IT services company with a solid franchise serving the health care, financial services and retail verticals. After struggling in mid-2015 through a period of delayed bookings, management’s efforts to tweak the company’s go-to-market strategies started to pay off with evidence of very strong bookings growth and quarterly earnings milestones and guidance. The prospects of an improved organic growth profile boosted Perficient’s stock price. Finally, shares of BroadSoft Inc. advanced strongly in light of strong execution by the company. BroadSoft provides software that enables telecommunication carriers, cable operators and enterprises to convert from using legacy private branch exchange (PBX) phone systems to the newer unified communications services. Investors have rewarded BroadSoft’s stock in part due to the company’s addition of seven large service providers that are using its software to transform their old legacy systems to the newer Internet protocol-based unified communications.

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Portfolio Managers’ Comments (continued)

Offsetting these strong results in technology, shares of ARRIS International plc, a leading manufacturer of telecommunication equipment used in the delivery of broadcast and Internet services, fell after the FCC announced plans to force cable companies to allow consumers to buy their own set-top boxes, in contrast to the current rental market. While consumers can do this today, widespread purchasing and utilization of set-top boxes would create provisioning and support issues for cable companies, who would need to better develop their retail channels. Another detractor was our position in Plantronics Inc., a leading manufacturer of wireless and corded headsets primarily for the enterprise market. The company reported an inline December quarter, but offered guidance for the subsequent quarter that was below consensus on both topline and earnings per share. Plantronics also announced a restructuring program that the market assumed would be offset by negative topline progression. However, the company maintains a very strong product lineup, has announced a cost reduction plan and will benefit if foreign exchange headwinds lessen. We also saw weakness from a position in OSI Systems Inc., a leading manufacturer of scanning equipment used in airports and cargo as well as niche medical device products used in delivery and monitoring. The company reported weak fourth-quarter results and reduced expectations for 2016 because of poor execution on a new product launch in its health care segment and logistic delays that pushed out new international airport deployments within its security backlog. Although OSI Systems has a solid opportunity to secure business in Europe as the European Union’s airports are mandated to upgrade security systems by 2020, we have exited the position, as we are concerned the timing may take longer than currently expected by investors.

12	Nuveen

Risk Considerations

Nuveen Large Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Mid Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

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14	Nuveen

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.69)%	(0.23)%	8.49%	7.27%
Class A Shares at maximum Offering Price	(10.17)%	(5.97)%	7.22%	6.63%
Russell 1000® Growth Index	(1.37)%	1.07%	11.44%	8.20%
Lipper Large-Cap Growth Funds Classification Average	(4.05)%	(1.87)%	9.70%	6.82%

Class C Shares	(5.05)%	(1.00)%	7.68%	6.47%
Class R3 Shares	(4.82)%	(0.51)%	8.21%	6.99%
Class I Shares	(4.60)%	0.00%	8.76%	7.53%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(4.56)%	0.08%	12.06%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.50%	(0.02)%	9.27%	7.38%
Class A Shares at maximum Offering Price	(1.52)%	(5.77)%	7.99%	6.75%
Class C Shares	4.10%	(0.75)%	8.46%	6.58%
Class R3 Shares	4.36%	(0.29)%	8.99%	7.11%
Class I Shares	4.64%	0.24%	9.54%	7.65%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	4.68%	0.33%	12.68%

Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.24%	1.99%	1.49%	0.90%	0.99%

16	Nuveen

Nuveen Mid Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(6.63)%	(10.04)%	6.31%	5.99%
Class A Shares at maximum Offering Price	(12.01)%	(15.21)%	5.05%	5.36%
Russell Midcap® Growth Index	(1.54)%	(4.13)%	9.20%	7.38%
Lipper Multi-Cap Growth Funds Classification Average	(4.03)%	(4.27)%	8.41%	6.36%

Class C Shares	(6.96)%	(10.69)%	5.52%	5.20%
Class R3 Shares	(6.74)%	(10.26)%	6.04%	5.73%
Class I Shares	(6.52)%	(9.81)%	6.57%	6.25%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(6.44)%	(9.67)%	9.31%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.76)%	(10.93)%	7.11%	6.11%
Class A Shares at maximum Offering Price	(8.35)%	(16.04)%	5.84%	5.48%
Class C Shares	(3.14)%	(11.60)%	6.31%	5.32%
Class R3 Shares	(2.90)%	(11.16)%	6.84%	5.85%
Class I Shares	(2.65)%	(10.72)%	7.37%	6.37%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(2.57)%	(10.58)%	9.63%

Since inception returns for Class R6 Shares are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.29%	2.04%	1.54%	0.91%	1.04%

Nuveen	17

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of Terms used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.42)%	(10.01)%	5.66%	5.12%
Class A Shares at maximum Offering Price	(10.87)%	(15.17)%	4.41%	4.49%
Russell 2000® Growth Index	(4.96)%	(8.27)%	7.15%	6.14%
Lipper Small-Cap Growth Funds Classification Average	(4.99)%	(8.68)%	5.89%	5.40%

Class C Shares	(5.78)%	(10.68)%	4.87%	4.33%
Class R3 Shares	(5.61)%	(10.29)%	5.39%	4.85%
Class I Shares	(5.33)%	(9.79)%	5.92%	5.38%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.00)%	(13.34)%	6.18%	4.90%
Class A Shares at maximum Offering Price	(6.71)%	(18.31)%	4.93%	4.28%
Class C Shares	(1.42)%	(14.04)%	5.38%	4.12%
Class R3 Shares	(1.21)%	(13.58)%	5.90%	4.63%
Class I Shares	(0.92)%	(13.15)%	6.44%	5.16%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.50%	2.25%	1.75%	1.25%
Net Expense Ratios	1.47%	2.22%	1.72%	1.22%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2017, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.22% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

18	Nuveen

Holding

Summaries as of April 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Growth Opportunities Fund

Fund Allocation (% of net assets)

Common Stocks	99.3%
Investments Purchased with Collateral from Securities Lending	21.4%
Money Market Funds	0.1%
Other Assets Less Liabilities	(20.8)%
Net Assets	100%

Portfolio Composition (% of net assets)

Software	9.9%
Internet Software & Services	9.3%
IT Services	6.9%
Internet & Catalog Retail	6.8%
Specialty Retail	6.4%
Hotels, Restaurants & Leisure	6.0%
Food & Staples Retailing	5.4%
Pharmaceuticals	5.3%
Media	5.1%
Technology Hardware, Storage & Peripherals	4.6%
Health Care Equipment & Supplies	3.4%
Biotechnology	3.4%
Chemicals	3.3%
Aerospace & Defense	3.3%
Health Care Providers & Services	2.8%
Other	17.4%
Investments Purchased with Collateral from Securities Lending	21.4%
Money Market Funds	0.1%
Other Assets Less Liabilities	(20.8)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Alphabet Inc., Class A	5.7%
Amazon.com, Inc.	4.6%
Apple, Inc.	4.6%
Facebook Inc., Class A Shares	3.6%
Visa Inc.	3.3%

Nuveen	19

Holding Summaries (continued)

Nuveen Mid Cap Growth Opportunities Fund

Fund Allocation (% of net assets)

Common Stocks	99.2%
Investments Purchased with Collateral from Securities Lending	34.3%
Other Assets Less Liabilities	(33.5)%
Net Assets	100%

Portfolio Composition (% of net assets)

Specialty Retail	8.6%
Software	8.5%
Diversified Financial Services	7.2%
Health Care Equipment & Supplies	6.6%
IT Services	6.5%
Chemicals	4.8%
Electronic Equipment, Instruments & Components	4.0%
Media	3.8%
Beverages	3.6%
Health Care Providers & Services	3.5%
Aerospace & Defense	3.0%
Hotels, Restaurants & Leisure	2.9%
Household Durables	2.9%
Machinery	2.7%
Communications Equipment	2.6%
Pharmaceuticals	2.5%
Life Sciences Tools & Services	2.3%
Real Estate Investment Trust	2.2%
Internet & Catalog Retail	2.1%
Other	18.9%
Investments Purchased with Collateral from Securities Lending	34.3%
Other Assets Less Liabilities	(33.5)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Sherwin-Williams Company	2.4%
Crown Castle International Corporation	2.2%
Fidelity National Information Services	2.1%
S&P Global, Inc.	2.1%
Constellation Brands, Inc., Class A	1.9%

20	Nuveen

Nuveen Small Cap Growth Opportunities Fund

Fund Allocation (% of net assets)

Common Stocks	95.8%
Investments Purchased with Collateral from Securities Lending	47.6%
Money Market Funds	3.6%
Other Assets Less Liabilities	(47.0)%
Net Assets	100%

Portfolio Composition (% of net assets)

Health Care Equipment & Supplies	10.2%
Software	9.9%
Electronic Equipment, Instruments & Components	7.1%
Biotechnology	6.5%
IT Services	5.8%
Hotels, Restaurants & Leisure	5.5%
Internet Software & Services	5.5%
Machinery	4.2%
Health Care Providers & Services	3.7%
Real Estate Investment Trust	2.8%
Communications Equipment	2.7%
Textiles, Apparel & Luxury Goods	2.6%
Specialty Retail	2.5%
Commercial Services & Supplies	2.3%
Banks	2.2%
Oil, Gas & Consumable Fuels	2.1%
Pharmaceuticals	1.9%
Other	18.3%
Investments Purchased with Collateral from Securities Lending	47.6%
Money Market Funds	3.6%
Other Assets Less Liabilities	(47.0)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)

Nxstage Medical, Inc.	1.9%
CommVault Systems, Inc.	1.7%
Abiomed, Inc.	1.7%
Continental Building Products Inc.	1.7%
Generac Holdings Inc.	1.7%

Nuveen	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2016.

The beginning of the period is November 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$953.10	$949.50	$951.80	$954.40	$954.00
Expenses Incurred During the Period	$6.17	$9.79	$7.38	$4.47	$4.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.55	$1,014.82	$1,017.30	$1,020.29	$1,019.79
Expenses Incurred During the Period	$6.37	$10.12	$7.62	$4.62	$5.12

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.27%, 2.02%, 1.52%, 0.92% and 1.02% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

22	Nuveen

Nuveen Mid Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$933.70	$930.40	$932.60	$935.60	$934.80
Expenses Incurred During the Period	$6.35	$9.94	$7.50	$4.43	$5.15
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.57	$1,017.11	$1,020.29	$1,019.54
Expenses Incurred During the Period	$6.62	$10.37	$7.82	$4.62	$5.37

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07%, 1.56%, 0.92% and 1.07% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Small Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$945.80	$942.20	$943.90	$946.70
Expenses Incurred During the Period	$7.11	$10.72	$8.31	$5.90
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.55	$1,013.82	$1,016.31	$1,018.80
Expenses Incurred During the Period	$7.37	$11.12	$8.62	$6.12

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 1.72 and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen	23

Nuveen Large Cap Growth Opportunities Fund

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.3%

	COMMON STOCKS – 99.3%

	Aerospace & Defense – 3.3%

45,199	Honeywell International Inc.	$5,164,890

30,245	Lockheed Martin Corporation, (2)	7,028,333
	Total Aerospace & Defense	12,193,223

	Airlines – 0.8%

66,752	Southwest Airlines Co.	2,977,807

	Beverages – 1.8%

43,941	Constellation Brands, Inc., Class A	6,857,432

	Biotechnology – 3.4%

26,724	Alexion Pharmaceuticals Inc., (2)	3,722,119

17,982	Amgen Inc.	2,846,550

12,218	Biogen Inc.	3,359,828

30,066	Gilead Sciences, Inc.	2,652,122
	Total Biotechnology	12,580,619

	Capital Markets – 0.9%

35,947	Ameriprise Financial, Inc.	3,447,317

	Chemicals – 3.3%

45,798	Ecolab Inc., (2)	5,265,854

24,476	Sherwin-Williams Company	7,032,200
	Total Chemicals	12,298,054

	Communications Equipment – 0.8%

19,340	Palo Alto Networks, Incorporated, (2), (3)	2,917,826

	Diversified Financial Services – 0.6%

30,627	MSCI Inc., Class A Shares	2,325,814

	Electronic Equipment, Instruments & Components – 0.8%

40,714	Lam Research Corporation, (2)	3,110,550

	Food & Staples Retailing – 5.4%

47,117	Costco Wholesale Corporation	6,979,441

76,761	CVS Health Corporation, (2)	7,714,481

153,784	Kroger Co., (2)	5,442,416
	Total Food & Staples Retailing	20,136,338

	Health Care Equipment & Supplies – 3.4%

310,462	Boston Scientific Corporation, (2)	6,805,327

24	Nuveen

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

75,127	Medtronic, PLC	$5,946,302
	Total Health Care Equipment & Supplies	12,751,629

	Health Care Providers & Services – 2.8%

50,886	Centene Corporation, (2)	3,152,896

31,367	CIGNA Corporation	4,345,584

17,558	McKesson HBOC Inc.	2,946,584
	Total Health Care Providers & Services	10,445,064

	Hotels, Restaurants & Leisure – 6.0%

168,494	Hilton Worldwide Holdings Inc.	3,715,293

64,059	McDonald’s Corporation, (2)	8,102,823

38,994	Royal Caribbean Cruises Limited, (2)	3,018,135

133,840	Starbucks Corporation	7,525,823
	Total Hotels, Restaurants & Leisure	22,362,074

	Household Durables – 1.1%

22,434	Mohawk Industries Inc., (2)	4,321,461

	Industrial Conglomerates – 2.3%

50,605	3M Co., (2)	8,470,265

	Internet & Catalog Retail – 6.8%

26,407	Amazon.com, Inc.	17,417,793

5,882	priceline.com Incorporated, (2)	7,903,408
	Total Internet & Catalog Retail	25,321,201

	Internet Software & Services – 9.3%

30,381	Alphabet Inc., Class A	21,506,102

113,498	Facebook Inc., Class A Shares	13,345,095
	Total Internet Software & Services	34,851,197

	IT Services – 6.9%

16,450	Alliance Data Systems Corporation	3,344,449

107,149	MasterCard, Inc.	10,392,382

159,057	Visa Inc., (2)	12,285,563
	Total IT Services	26,022,394

	Life Sciences Tools & Services – 1.0%

25,171	Thermo Fisher Scientific, Inc., (2)	3,630,917

	Machinery – 0.8%

19,982	Snap-on Incorporated	3,182,733

	Media – 5.1%

139,097	Comcast Corporation, Class A	8,451,534

103,863	Walt Disney Company	10,724,893
	Total Media	19,176,427

Nuveen	25

Nuveen Large Cap Growth Opportunities Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Multi-Utilities – 1.2%

57,822	Dollar Tree Stores Inc., (2)	$4,608,992

	Oil, Gas & Consumable Fuels – 0.6%

14,738	Pioneer Natural Resources Company, (2)	2,447,982

	Personal Products – 1.5%

56,999	Estee Lauder Companies Inc., Class A	5,464,494

	Pharmaceuticals – 5.3%

122,442	AbbVie Inc.	7,468,962

18,905	Allergan PLC	4,094,067

65,308	Bristol-Myers Squibb Company, (2)	4,713,932

67,425	Teva Pharmaceutical Industries Limited, Sponsored ADR	3,671,291
	Total Pharmaceuticals	19,948,252

	Professional Services – 0.9%

65,567	Nielsen Holdings PLC, (2)	3,418,663

	Software – 9.9%

88,517	Activision Blizzard Inc.	3,051,181

49,817	Adobe Systems Incorporated	4,693,758

97,128	Electronic Arts Inc., (2)	6,007,367

221,312	Microsoft Corporation	11,036,829

46,567	Red Hat, Inc.	3,416,621

63,746	Salesforce.com, Inc., (2)	4,831,947

29,696	ServiceNow Inc., (2), (3)	2,122,670

39,320	Splunk Inc., (2), (3)	2,043,853
	Total Software	37,204,226

	Specialty Retail – 6.4%

87,735	Home Depot, Inc., (2)	11,746,839

22,424	O’Reilly Automotive Inc., (2)	5,890,337

30,051	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	6,259,022
	Total Specialty Retail	23,896,198

	Technology Hardware, Storage & Peripherals – 4.6%

184,645	Apple, Inc.	17,308,622

	Textiles, Apparel & Luxury Goods – 2.3%

146,565	Nike, Inc., Class B, (2)	8,638,541
	Total Long-Term Investments (cost $257,470,872)	372,316,312

26	Nuveen

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 21.4%

	MONEY MARKET FUNDS – 21.4%

80,191,188	Mount Vernon Securities Lending Prime Portfolio, 0.524%, (4), (5)	$80,191,188
	Total Investments Purchased with Collateral from Securities Lending (cost $80,191,188)	80,191,188

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.1%

	MONEY MARKET FUNDS – 0.1%

357,048	First American Treasury Obligations Fund, Class Z, 0.174%, (4)	$357,048
	Total Short-Term Investments (cost $357,048)	357,048
	Total Investments (cost $338,019,108) – 120.8%	452,864,548
	Other Assets Less Liabilities – (20.8)%	(78,050,223)
	Net Assets – 100%	$374,814,325

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $78,319,357.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen	27

Nuveen Mid Cap Growth Opportunities Fund

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.2%

	COMMON STOCKS – 99.2%

	Aerospace & Defense – 3.0%

154,907	Rockwell Collins, Inc.	$13,661,248

67,087	TransDigm Group Inc., (2), (3)	15,287,115
	Total Aerospace & Defense	28,948,363

	Airlines – 1.8%

118,690	Alaska Air Group, Inc., (3)	8,359,337

222,427	Delta Air Lines, Inc., (3)	9,268,533
	Total Airlines	17,627,870

	Auto Components – 1.4%

191,458	Delphi Automotive PLC	14,097,053

	Banks – 0.8%

221,906	Western Alliance Bancorporation, (2), (3)	8,117,322

	Beverages – 3.6%

117,994	Constellation Brands, Inc., Class A	18,414,144

115,265	Monster Beverage Corporation, (3)	16,623,518
	Total Beverages	35,037,662

	Biotechnology – 0.5%

59,298	Vertex Pharmaceuticals Inc.	5,001,193

	Building Products – 1.7%

540,892	Masco Corporation	16,610,793

	Capital Markets – 1.7%

170,815	Ameriprise Financial, Inc.	16,381,159

	Chemicals – 4.8%

93,406	PPG Industries, Inc.	10,311,088

81,019	Sherwin-Williams Company	23,277,569

172,941	WR Grace & Company	13,261,116
	Total Chemicals	46,849,773

	Commercial Services & Supplies – 1.6%

403,804	KAR Auction Services Inc.	15,183,030

	Communications Equipment – 2.6%

160,748	Harris Corporation	12,861,447

83,448	Palo Alto Networks, Incorporated, (3)	12,589,800
	Total Communications Equipment	25,451,247

28	Nuveen

Shares	Description (1)	Value

	Diversified Consumer Services – 1.1%

886,525	LifeLock, Incorporated, (2), (3)	$10,319,151

	Diversified Financial Services – 7.2%

203,911	CBOE Holdings Inc., (3)	12,634,326

64,221	Intercontinental Exchange Group, Inc.	15,414,967

170,546	MSCI Inc., Class A Shares, (3)	12,951,263

147,957	NASDAQ Stock Market, Inc.	9,130,426

190,323	S&P Global, Inc.	20,336,012
	Total Diversified Financial Services	70,466,994

	Electrical Equipment – 1.6%

63,412	Acuity Brands Inc., (3)	15,465,553

	Electronic Equipment, Instruments & Components – 4.0%

298,297	Amphenol Corporation, Class A, (3)	16,653,921

144,418	Lam Research Corporation, (3)	11,033,535

123,882	MA-COM Technology Solutions Holdings Incorporated, (2)	5,065,535

175,483	Microsemi Corporation, (2)	5,929,571
	Total Electronic Equipment, Instruments & Components	38,682,562

	Food Products – 0.9%

133,822	Tyson Foods, Inc., Class A, (3)	8,808,164

	Health Care Equipment & Supplies – 6.6%

89,337	Abiomed, Inc., (2), (3)	8,678,196

549,630	Boston Scientific Corporation, (3)	12,047,890

64,358	C. R. Bard, Inc.	13,654,837

132,631	DexCom, Inc., (2)	8,538,784

130,184	Hill Rom Holdings Inc.	6,294,396

441,024	Hologic Inc.	14,813,996
	Total Health Care Equipment & Supplies	64,028,099

	Health Care Providers & Services – 3.5%

169,710	Acadia Healthcare Company Inc., (2), (3)	10,723,975

257,144	Centene Corporation, (3)	15,932,642

55,682	CIGNA Corporation	7,714,184
	Total Health Care Providers & Services	34,370,801

	Hotels, Restaurants & Leisure – 2.9%

211,268	Marriott International, Inc., Class A, (3)	14,807,774

154,981	Wynn Resorts Ltd, (3)	13,684,822
	Total Hotels, Restaurants & Leisure	28,492,596

	Household Durables – 2.9%

418,711	D.R. Horton, Inc., (3)	12,586,453

Nuveen	29

Nuveen Mid Cap Growth Opportunities Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Household Durables (continued)

80,058	Mohawk Industries Inc.	$15,421,572
	Total Household Durables	28,008,025

	Internet & Catalog Retail – 2.1%

130,286	Expedia, Inc., (3)	15,083,210

4,253	priceline.com Incorporated, (3)	5,714,586
	Total Internet & Catalog Retail	20,797,796

	IT Services – 6.5%

68,958	Alliance Data Systems Corporation	14,019,851

65,319	EPAM Systems Inc., (2), (3)	4,763,715

318,110	Fidelity National Information Services	20,931,638

149,643	Gartner Inc., (2), (3)	13,044,380

368,535	Genpact Limited, (2)	10,278,441
	Total IT Services	63,038,025

	Life Sciences Tools & Services – 2.3%

546,214	Accelerate Diagnostics Inc., (2)	6,854,986

219,595	Quintiles Transnational Corporation, (2)	15,167,426
	Total Life Sciences Tools & Services	22,022,412

	Machinery – 2.7%

96,610	Snap-on Incorporated	15,388,041

99,621	Stanley Black & Decker Inc.	11,149,582
	Total Machinery	26,537,623

	Media – 3.8%

436,011	Discovery Communications Inc., Class A Shares, (3)	11,907,460

189,428	Liberty Broadband Corporation, Class A Shares, (2)	10,858,013

3,595,980	Sirius XM Holdings Inc., (2), (3)	14,204,121
	Total Media	36,969,594

	Multi-Utilities – 1.0%

121,087	Dollar Tree Stores Inc., (3)	9,651,845

	Oil, Gas & Consumable Fuels – 1.1%

474,561	Parsley Energy Inc. Class A Shares, (3)	11,114,219

	Pharmaceuticals – 2.5%

120,332	Mallinckrodt PLC, (3)	7,523,157

253,079	Medicines Company, (3)	9,007,082

141,204	Pacira Pharmaceuticals, Inc., (2), (3)	7,640,548
	Total Pharmaceuticals	24,170,787

	Professional Services – 1.5%

123,207	Equifax Inc.	14,815,642

30	Nuveen

Shares	Description (1)	Value

	Real Estate Investment Trust – 2.2%

248,836	Crown Castle International Corporation	$21,618,872

	Software – 8.5%

312,950	Activision Blizzard Inc., (3)	10,787,387

175,064	Cyberark Software Limited, (2), (3)	7,149,614

262,559	Electronic Arts Inc.	16,239,274

124,763	Intuit, Inc.	12,587,339

113,672	Proofpoint, Incorporated, (2), (3)	6,622,531

181,984	Red Hat, Inc.	13,352,166

149,709	ServiceNow Inc., (3)	10,701,199

96,700	Splunk Inc., (3)	5,026,466
	Total Software	82,465,976

	Specialty Retail – 8.6%

91,836	Advance Auto Parts, Inc., (3)	14,335,600

221,810	Foot Locker, Inc., (3)	13,628,007

385,047	Michaels Cos Inc., (2), (3)	10,946,886

64,824	O’Reilly Automotive Inc., (3)	17,027,968

275,444	Ross Stores, Inc., (3)	15,639,710

60,896	Ulta Salon, Cosmetics & Fragrance, Inc., (3)	12,683,419
	Total Specialty Retail	84,261,590

	Thrifts & Mortgage Finance – 1.4%

672,648	BofI Holdings, Inc., (2), (3)	13,701,840

	Wireless Telecommunication Services – 0.8%

76,037	SBA Communications Corporation, (2), (3)	7,834,852
	Total Long-Term Investments (cost $856,002,622)	966,948,483

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 34.3%

	MONEY MARKET FUNDS – 34.3%

334,587,795	Mount Vernon Securities Lending Prime Portfolio, 0.524%, (4), (5)	$334,587,795
	Total Investments Purchased with Collateral from Securities Lending (cost $334,587,795)	334,587,795
	Total Investments (cost $1,190,590,417) – 133.5%	1,301,536,278
	Other Assets Less Liabilities – (33.5)%	(326,386,820)
	Net Assets – 100%	$975,149,458

Nuveen	31

Nuveen Mid Cap Growth Opportunities Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $327,387,056.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

32	Nuveen

Nuveen Small Cap Growth Opportunities Fund

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.8%

	COMMON STOCKS – 95.8%

	Auto Components – 1.4%

22,552	Tenneco Inc., (2), (3)	$1,202,022

	Automobiles – 1.3%

18,321	Thor Industries, Inc.	1,172,910

	Banks – 2.2%

30,328	Cathay General Bancorp, (3)	925,611

27,556	Western Alliance Bancorporation, (3)	1,007,998
	Total Banks	1,933,609

	Biotechnology – 6.5%

8,672	Anacor Pharmaceuticals Inc., (2), (3)	544,081

25,715	Cepheid, Inc., (2)	733,906

18,517	Emergent BioSolutions, Inc., (2)	713,275

12,666	Five Prime Therapeutics Inc., (2), (3)	602,775

27,376	Insmed Incorporated, (2), (3)	332,618

8,838	Kite Pharma Inc., (2), (3)	409,023

17,848	Neurocrine Biosciences Inc., (2), (3)	813,512

10,310	Prothena Corporation PLC, (2), (3)	445,289

10,474	Sage Therapeutics, Inc., (2)	394,765

3,700	Tesaro Inc., (2), (3)	153,328

8,753	Ultragenyx Pharmaceutical Inc., (2), (3)	591,878
	Total Biotechnology	5,734,450

	Building Products – 1.7%

75,356	Continental Building Products Inc., (2)	1,477,731

	Capital Markets – 1.1%

19,068	Evercore Partners Inc., (3)	984,672

	Chemicals – 1.4%

34,017	PolyOne Corporation, (3)	1,223,932

	Commercial Services & Supplies – 2.3%

22,684	HNI Corporation, (3)	991,745

59,262	Interface, Inc.	1,008,639
	Total Commercial Services & Supplies	2,000,384

	Communications Equipment – 2.7%

61,329	ARRIS International PLC	1,396,461

25,573	Plantronics Inc.	983,282
	Total Communications Equipment	2,379,743

Nuveen	33

Nuveen Small Cap Growth Opportunities Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Construction & Engineering – 1.4%

55,062	MasTec Inc., (2), (3)	$1,247,705

	Containers & Packaging – 1.0%

25,168	Berry Plastics Corporation, (2), (3)	906,551

	Distributors – 1.0%

9,789	Pool Corporation	855,657

	Diversified Telecommunication Services – 1.4%

31,434	Cogent Communications Group, Inc., (3)	1,216,496

	Electrical Equipment – 1.7%

38,237	Generac Holdings Inc., (2), (3)	1,457,594

	Electronic Equipment, Instruments & Components – 7.1%

43,140	Integrated Device Technology, Inc.	831,739

28,497	Mellanox Technologies, Limited, (2)	1,232,495

31,280	MKS Instruments Inc., (3)	1,121,701

35,124	National Instruments Corporation	968,369

39,217	Semtech Corporation, (2)	848,656

66,067	Teradyne Inc.	1,249,327
	Total Electronic Equipment, Instruments & Components	6,252,287

	Food Products – 1.5%

14,754	Treehouse Foods Inc., (3)	1,304,254

	Health Care Equipment & Supplies – 10.2%

15,582	Abiomed, Inc., (3)	1,513,635

78,601	AtriCure, Inc., (2), (3)	1,249,756

95,376	ConforMIS Inc., (2), (3)	1,181,709

14,480	DexCom, Inc.	932,222

75,526	K2M Group Holdings Inc., (2), (3)	1,228,053

101,978	Nxstage Medical, Inc., (2)	1,643,885

41,052	Zeltiq Aesthetics Inc., (2), (3)	1,227,454
	Total Health Care Equipment & Supplies	8,976,714

	Health Care Providers & Services – 3.7%

23,259	Amedisys, Inc., (2), (3)	1,197,606

21,033	Molina Healthcare Inc., (3)	1,088,668

79,238	Teladoc, Inc., (2), (3)	962,742
	Total Health Care Providers & Services	3,249,016

	Hotels, Restaurants & Leisure – 5.5%

30,920	BJ’s Restaurants, Inc., (2)	1,379,032

8,706	Buffalo Wild Wings, Inc., (3)	1,163,644

19,772	Jack in the Box Inc., Term Loan, (3)	1,335,599

34	Nuveen

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

23,881	Texas Roadhouse, Inc., (3)	$972,434
	Total Hotels, Restaurants & Leisure	4,850,709

	Internet Software & Services – 5.5%

39,956	Envestnet Inc., (2), (3)	1,253,819

21,357	LogMeIn Inc., (2)	1,275,013

42,234	Marketo Inc., (2)	928,726

26,714	SPS Commerce Inc., (2)	1,360,544
	Total Internet Software & Services	4,818,102

	IT Services – 5.8%

28,641	CSG Systems International Inc.	1,271,088

15,219	Euronet Worldwide, Inc., (2)	1,173,385

67,487	Perficient, Inc., (2)	1,409,128

38,725	WNS Holdings Limited, (2)	1,227,195
	Total IT Services	5,080,796

	Leisure Equipment & Products – 1.6%

28,919	Brunswick Corporation	1,388,979

	Machinery – 4.2%

20,046	CLARCOR, Inc.	1,178,103

32,471	ESCO Technologies Inc.	1,249,484

84,036	NN, Incorporated, (3)	1,263,902
	Total Machinery	3,691,489

	Oil, Gas & Consumable Fuels – 2.1%

40,565	Parsley Energy Inc. Class A Shares, (3)	950,032

29,680	RSP Permian Inc., (2), (3)	908,505
	Total Oil, Gas & Consumable Fuels	1,858,537

	Pharmaceuticals – 1.9%

11,208	Intra-Cellular Therapies Inc., (2)	384,659

23,714	Pacira Pharmaceuticals, Inc., (3)	1,283,164
	Total Pharmaceuticals	1,667,823

	Professional Services – 1.8%

40,074	Korn Ferry International	1,087,608

28,156	TrueBlue Inc., (2)	526,236
	Total Professional Services	1,613,844

	Real Estate Investment Trust – 2.8%

12,565	PS Business Parks Inc., (3)	1,203,224

11,764	Sovran Self Storage Inc., (3)	1,249,572
	Total Real Estate Investment Trust	2,452,796

Nuveen	35

Nuveen Small Cap Growth Opportunities Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Software – 9.9%

31,421	BroadSoft Inc., (2)	$1,230,603

28,506	Cadence Design Systems, Inc., (3)	661,054

34,905	CommVault Systems, Inc., (3)	1,527,792

54,376	Pegasystems, Inc.	1,434,983

20,987	Proofpoint, Incorporated, (3)	1,222,703

11,940	QLIK Technologies Inc., (2)	367,633

27,674	Synchronoss Technologies, Inc., (2)	859,831

9,460	Tyler Technologies Inc., (3)	1,385,038

591,081	VideoPropulsion Inc., (2), (4)	—
	Total Software	8,689,637

	Specialty Retail – 2.5%

71,142	Express Inc., (2), (3)	1,293,361

49,807	Tile Shop Holdings Inc., (2), (3)	888,557
	Total Specialty Retail	2,181,918

	Textiles, Apparel & Luxury Goods – 2.6%

17,851	Deckers Outdoor Corporation, (3)	1,031,967

34,218	Steven Madden Limited, (2), (3)	1,197,972
	Total Textiles, Apparel & Luxury Goods	2,229,939
	Total Long-Term Investments (cost $77,183,513)	84,100,296

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 47.6%

	MONEY MARKET FUNDS – 47.6%

41,726,042	Mount Vernon Securities Lending Prime Portfolio, 0.524%, (5), (6)	$41,726,042
	Total Investments Purchased with Collateral from Securities Lending (cost $41,726,042)	41,726,042

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 3.6%

	MONEY MARKET FUNDS – 3.6%

3,151,284	First American Treasury Obligations Fund, Class Z, 0.174%, (5)	$3,151,284
	Total Short-Term Investments (cost $3,151,284)	3,151,284
	Total Investments (cost $122,060,839) – 147.0%	128,977,622
	Other Assets Less Liabilities – (47.0)%	(41,246,061)
	Net Assets – 100%	$87,731,561

36	Nuveen

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $39,930,470.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen	37

Statement of

Assets and Liabilities	April 30, 2016 (Unaudited)

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $257,470,872, $856,002,622 and $77,183,513, respectively)	$372,316,312	$966,948,483	$84,100,296
Investments purchased with collateral from securities lending, at value (cost approximates value)	80,191,188	334,587,795	41,726,042
Short-term investments, at value (cost approximates value)	357,048	—	3,151,284
Receivable for:
Dividends	196,561	160,359	—
Due from broker	13,042	65,869	18,031
Interest	181	1,217	375
Investments sold	6,211,849	11,237,644	2,274,808
Shares sold	225,765	10,804,938	27,495
Other assets	52,621	73,172	25,085
Total assets	459,564,567	1,323,879,477	131,323,416
Liabilities
Cash overdraft	—	3,662,949	—
Payable for:
Collateral from securities lending program	80,191,188	334,587,795	41,726,042
Investments purchased	3,723,313	7,460,060	1,717,170
Shares redeemed	353,638	1,682,117	23,664
Accrued expenses:
Directors fees	21,192	47,200	137
Management fees	266,704	717,626	68,836
12b-1 distribution and service fees	35,015	107,375	8,443
Other	159,192	464,897	47,563
Total liabilities	84,750,242	348,730,019	43,591,855
Net assets	$374,814,325	$975,149,458	$87,731,561
Class A Shares
Net assets	$102,851,792	$307,101,200	$30,089,618
Shares outstanding	3,544,403	8,768,325	1,630,268
Net asset value (“NAV”) per share	$29.02	$35.02	$18.46
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$30.79	$37.16	$19.59
Class C Shares
Net assets	$13,114,455	$18,434,034	$2,064,067
Shares outstanding	542,813	658,335	138,359
NAV and offering price per share	$24.16	$28.00	$14.92
Class R3 Shares
Net assets	$6,045,584	$60,184,447	$1,252,108
Shares outstanding	217,686	1,813,741	71,087
NAV and offering price per share	$27.77	$33.18	$17.61
Class R6 Shares
Net assets	$16,964,121	$29,333,603	—
Shares outstanding	536,447	719,134	—
NAV and offering price per share	$31.62	$40.79	—
Class I Shares
Net assets	$235,838,373	$560,096,174	$54,325,768
Shares outstanding	7,488,798	13,801,085	2,555,663
NAV and offering price per share	$31.49	$40.58	$21.26
Net assets consist of:
Capital paid-in	$253,181,357	$880,416,460	$85,500,294
Undistributed (Over-distribution of) net investment income	(420,069)	(8,790,977)	(127,203)
Accumulated net realized gain (loss)	7,207,597	(7,421,886)	(4,558,313)
Net unrealized appreciation (depreciation)	114,845,440	110,945,861	6,916,783
Net assets	$374,814,325	$975,149,458	$87,731,561
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

38	Nuveen

Statement of

Operations	Six Months Ended April 30, 2016 (Unaudited)

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income (net of foreign tax withheld of $8,170, $15,069 and $—, respectively)	$2,096,247	$3,463,049	$244,524
Securities lending income, net	59,415	713,144	221,948
Total investment income	2,155,662	4,176,193	466,472
Expenses
Management fees	1,708,338	4,564,891	444,318
12b-1 service fees — Class A Shares	133,374	412,373	38,115
12b-1 distribution and service fees — Class C Shares	68,204	96,698	10,331
12b-1 distribution and service fees — Class R3 Shares	16,514	138,516	3,221
Shareholder servicing agent fees	232,753	807,854	63,713
Custodian fees	22,905	54,145	7,069
Directors Fees	5,725	14,703	1,268
Professional fees	25,495	47,339	15,260
Shareholder reporting expenses	33,000	47,090	10,368
Federal and state registration fees	34,960	41,629	27,047
Other	6,232	15,845	1,726
Total expenses before fee waiver/expense reimbursement	2,287,500	6,241,083	622,436
Fee waiver/expense reimbursement	—	—	(28,761)
Net expenses	2,287,500	6,241,083	593,675
Net investment income (loss)	(131,838)	(2,064,890)	(127,203)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	10,943,009	(599,583)	(4,234,274)
Change in net unrealized appreciation (depreciation) of investments	(31,392,890)	(76,272,375)	(912,421)
Net realized and unrealized gain (loss)	(20,449,881)	(76,871,958)	(5,146,695)
Net increase (decrease) in net assets from operations	$(20,581,719)	$(78,936,848)	$(5,273,898)

See accompanying notes to financial statements.

Nuveen	39

Statement of

Changes in Net Assets	(Unaudited)

	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Six Months Ended 4/30/16	Year Ended 10/31/15	Six Months Ended 4/30/16	Year Ended 10/31/15	Six Months Ended 4/30/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$(131,838)	$(153,886)	$(2,064,890)	$(7,547,050)	$(127,203)	$(884,764)
Net realized gain (loss) from investments	10,943,009	81,224,898	(599,583)	93,276,543	(4,234,274)	9,729,822
Change in net unrealized appreciation (depreciation) of investments	(31,392,890)	(25,402,229)	(76,272,375)	(37,039,615)	(912,421)	(8,261,028)
Net increase (decrease) in net assets from operations	(20,581,719)	55,668,783	(78,936,848)	48,689,878	(5,273,898)	584,030
Distributions to Shareholders
From net investment income:
Class A Shares	(1,326,762)	—	—	—	—	—
Class C Shares	(44,124)	—	—	—	—	—
Class R3 Shares	(69,770)	—	—	—	—	—
Class R6 Shares	(252,750)	—	—	—	—	—
Class I Shares	(4,043,340)	—	—	—	—	—
From accumulated net realized gains:
Class A Shares	(20,516,896)	(23,403,600)	(29,764,786)	(63,095,209)	(3,119,388)	(4,471,368)
Class C Shares	(3,078,627)	(2,680,855)	(2,169,779)	(4,791,958)	(257,365)	(319,340)
Class R3 Shares	(1,454,143)	(1,555,935)	(5,269,991)	(11,403,833)	(141,730)	(245,744)
Class R6 Shares	(3,020,951)	(3,364,017)	(2,160,039)	(2,495,372)	—	—
Class I Shares	(50,204,420)	(58,751,935)	(50,466,827)	(123,471,077)	(5,003,863)	(6,745,694)
Decrease in net assets from distributions to shareholders	(84,011,783)	(89,756,342)	(89,831,422)	(205,257,449)	(8,522,346)	(11,782,146)
Fund Share Transactions
Proceeds from sale of shares	29,591,475	43,245,242	112,702,439	219,634,570	5,072,022	16,031,783
Proceeds from shares issued to shareholders due to reinvestment of distributions	60,048,952	63,521,406	81,262,369	180,877,868	7,074,848	9,392,517
	89,640,427	106,766,648	193,964,808	400,512,438	12,146,870	25,424,300
Cost of shares redeemed	(76,948,728)	(171,182,954)	(254,318,333)	(330,668,906)	(10,661,794)	(20,387,721)
Net increase (decrease) in net assets from Fund share transactions	12,691,699	(64,416,306)	(60,353,525)	69,843,532	1,485,076	5,036,579
Net increase (decrease) in net assets	(91,901,803)	(98,503,865)	(229,121,795)	(86,724,039)	(12,311,168)	(6,161,537)
Net assets at the beginning of period	466,716,128	565,219,993	1,204,271,253	1,290,995,292	100,042,729	106,204,266
Net assets at the end of period	$374,814,325	$466,716,128	$975,149,458	$1,204,271,253	$87,731,561	$100,042,729
Undistributed (Over-distribution of) net investment income at the end of period	$(420,069)	$5,448,515	$(8,790,977)	$(6,726,087)	$(127,203)	$—

See accompanying notes to financial statements.

40	Nuveen

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Nuveen	41

Financial

Highlights (Unaudited)

Large Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2016(f)	$37.55	$(0.03)	$(1.42)	$(1.45)	$(0.36)	$(6.72)	$(7.08)	$29.02
2015	40.48	(0.05)	3.99	3.94	—	(6.87)	(6.87)	37.55
2014	43.26	(0.16)	4.12	3.96	—	(6.74)	(6.74)	40.48
2013	34.09	(0.05)	9.63	9.58	—	(0.41)	(0.41)	43.26
2012	32.92	(0.13)	2.46	2.33	—	(1.16)	(1.16)	34.09
2011	30.24	(0.15)	2.83	2.68	—	—	—	32.92
Class C (9/01)
2016(f)	32.27	(0.12)	(1.19)	(1.31)	(0.08)	(6.72)	(6.80)	24.16
2015	35.97	(0.30)	3.47	3.17	—	(6.87)	(6.87)	32.27
2014	39.42	(0.40)	3.69	3.29	—	(6.74)	(6.74)	35.97
2013	31.34	(0.31)	8.80	8.49	—	(0.41)	(0.41)	39.42
2012	30.57	(0.35)	2.28	1.93	—	(1.16)	(1.16)	31.34
2011	28.30	(0.37)	2.64	2.27	—	—	—	30.57
Class R3 (11/00)
2016(f)	36.18	(0.07)	(1.36)	(1.43)	(0.26)	(6.72)	(6.98)	27.77
2015	39.33	(0.17)	3.89	3.72	—	(6.87)	(6.87)	36.18
2014	42.32	(0.25)	4.00	3.75	—	(6.74)	(6.74)	39.33
2013	33.44	(0.14)	9.43	9.29	—	(0.41)	(0.41)	42.32
2012	32.39	(0.22)	2.43	2.21	—	(1.16)	(1.16)	33.44
2011	29.83	(0.23)	2.79	2.56	—	—	—	32.39
Class R6 (2/13)
2016(f)	40.35	0.02	(1.54)	(1.52)	(0.49)	(6.72)	(7.21)	31.62
2015	42.85	0.07	4.30	4.37	—	(6.87)	(6.87)	40.35
2014	45.27	(0.02)	4.34	4.32	—	(6.74)	(6.74)	42.85
2013(d)	37.47	(0.02)	7.82	7.80	—	—	—	45.27
Class I (12/92)
2016(f)	40.23	0.01	(1.55)	(1.54)	(0.48)	(6.72)	(7.20)	31.49
2015	42.78	0.02	4.30	4.32	—	(6.87)	(6.87)	40.23
2014	45.24	(0.06)	4.34	4.28	—	(6.74)	(6.74)	42.78
2013	35.55	0.06	10.04	10.10	—	(0.41)	(0.41)	45.24
2012	34.19	(0.04)	2.56	2.52	—	(1.16)	(1.16)	35.55
2011	31.33	(0.06)	2.92	2.86	—	—	—	34.19

42	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(4.69)%	$102,852	1.27	%*	(0.22)%*	1.27	%*	(0.22)%*	28%
11.75	117,688	1.25		(0.13)	1.25		(0.13)	79
10.50	143,891	1.25		(0.40)	1.25		(0.40)	66
28.39	165,791	1.24		(0.14)	1.24		(0.14)	72
7.66	134,788	1.26		(0.42)	1.23		(0.39)	73
8.86	84,875	1.20		(0.46)	1.20		(0.46)	88

(5.05)	13,114	2.02	*	(0.97)*	2.02	*	(0.97)*	28
10.92	14,575	2.00		(0.95)	2.00		(0.95)	79
9.73	14,462	2.00		(1.15)	2.00		(1.15)	66
27.43	14,963	1.99		(0.89)	1.99		(0.89)	72
6.88	11,193	2.01		(1.16)	1.98		(1.14)	73
8.02	7,832	1.95		(1.21)	1.95		(1.21)	88

(4.82)	6,046	1.52	*	(0.47)*	1.52	*	(0.47)*	28
11.47	7,996	1.50		(0.48)	1.50		(0.48)	79
10.22	8,724	1.50		(0.64)	1.50		(0.64)	66
28.07	11,320	1.49		(0.39)	1.49		(0.39)	72
7.40	9,658	1.51		(0.70)	1.48		(0.67)	73
8.58	3,431	1.45		(0.72)	1.45		(0.72)	88

(4.56)	16,964	0.92	*	0.13 *	0.92	*	0.13 *	28
12.14	18,632	0.91		0.17	0.91		0.17	79
10.90	22,672	0.90		(0.05)	0.90		(0.05)	66
20.82	28,966	0.91	*	(0.06)*	0.91	*	(0.06)*	72

(4.60)	235,838	1.02	*	0.04 *	1.02	*	0.04 *	28
12.05	307,826	1.00		0.05	1.00		0.05	79
10.78	375,471	1.00		(0.15)	1.00		(0.15)	66
28.69	403,480	0.99		0.14	0.99		0.14	72
7.94	418,144	1.01		(0.13)	0.98		(0.11)	73
9.13	435,619	0.95		(0.17)	0.95		(0.17)	88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	43

Financial Highlights (Unaudited) (continued)

Mid Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2016(f)	$40.91	$(0.09)	$(2.46)	$(2.55)	$—	$(3.34)	$(3.34)	$35.02
2015	47.67	(0.31)	1.72	1.41	—	(8.17)	(8.17)	40.91
2014	51.11	(0.38)	6.09	5.71	—	(9.15)	(9.15)	47.67
2013	42.38	(0.17)	12.05	11.88	—	(3.15)	(3.15)	51.11
2012	41.36	(0.16)	2.77	2.61	—	(1.59)	(1.59)	42.38
2011	37.26	(0.22)	4.32	4.10	—	—	—	41.36
Class C (9/01)
2016(f)	33.50	(0.18)	(1.98)	(2.16)	—	(3.34)	(3.34)	28.00
2015	40.77	(0.52)	1.42	0.90	—	(8.17)	(8.17)	33.50
2014	45.29	(0.63)	5.26	4.63	—	(9.15)	(9.15)	40.77
2013	38.17	(0.45)	10.72	10.27	—	(3.15)	(3.15)	45.29
2012	37.70	(0.43)	2.49	2.06	—	(1.59)	(1.59)	38.17
2011	34.21	(0.49)	3.98	3.49	—	—	—	37.70
Class R3 (12/00)
2016(f)	38.98	(0.13)	(2.33)	(2.46)	—	(3.34)	(3.34)	33.18
2015	45.90	(0.40)	1.65	1.25	—	(8.17)	(8.17)	38.98
2014	49.65	(0.49)	5.89	5.40	—	(9.15)	(9.15)	45.90
2013	41.35	(0.27)	11.72	11.45	—	(3.15)	(3.15)	49.65
2012	40.50	(0.27)	2.71	2.44	—	(1.59)	(1.59)	41.35
2011	36.58	(0.31)	4.23	3.92	—	—	—	40.50
Class R6 (2/13)
2016(f)	47.00	(0.03)	(2.84)	(2.87)	—	(3.34)	(3.34)	40.79
2015	53.36	(0.16)	1.97	1.81	—	(8.17)	(8.17)	47.00
2014	55.97	(0.23)	6.77	6.54	—	(9.15)	(9.15)	53.36
2013(d)	46.61	(0.05)	9.41	9.36	—	—	—	55.97
Class I (12/89)
2016(f)	46.81	(0.06)	(2.83)	(2.89)	—	(3.34)	(3.34)	40.58
2015	53.24	(0.23)	1.97	1.74	—	(8.17)	(8.17)	46.81
2014	55.93	(0.29)	6.75	6.46	—	(9.15)	(9.15)	53.24
2013	45.97	(0.06)	13.17	13.11	—	(3.15)	(3.15)	55.93
2012	44.62	(0.06)	3.00	2.94	—	(1.59)	(1.59)	45.97
2011	40.09	(0.10)	4.63	4.53	—	—	—	44.62

44	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(6.63)%	$307,101	1.32	%*	(0.53)%*	1.32	%*	(0.53)%*	46%
3.68	365,394	1.30		(0.72)	1.30		(0.72)	118
12.89	371,601	1.30		(0.81)	1.30		(0.81)	106
30.27	355,086	1.30		(0.38)	1.29		(0.38)	108
6.88	306,507	1.30		(0.42)	1.27		(0.39)	113
11.00	289,038	1.26		(0.53)	1.26		(0.53)	114

(6.96)	18,434	2.07	*	(1.28)*	2.07	*	(1.28)*	46
2.91	22,284	2.05		(1.47)	2.05		(1.47)	118
12.01	24,304	2.05		(1.56)	2.05		(1.56)	106
29.33	22,181	2.05		(1.14)	2.04		(1.13)	108
6.06	17,874	2.05		(1.16)	2.02		(1.13)	113
10.20	14,314	2.01		(1.28)	2.01		(1.28)	114

(6.74)	60,184	1.56	*	(0.78)*	1.56	*	(0.78)*	46
3.43	54,866	1.55		(0.98)	1.55		(0.98)	118
12.59	64,262	1.55		(1.10)	1.55		(1.10)	106
29.97	47,168	1.55		(0.63)	1.54		(0.63)	108
6.59	38,869	1.55		(0.67)	1.52		(0.64)	113
10.72	34,929	1.51		(0.77)	1.51		(0.77)	114

(6.44)	29,334	0.92	*	(0.14)*	0.92	*	(0.14)*	46
4.09	31,167	0.92		(0.33)	0.92		(0.33)	118
13.31	16,192	0.92		(0.44)	0.92		(0.44)	106
20.12	25,874	0.92	*	(0.14)*	0.92	*	(0.14)*	108

(6.52)	560,096	1.07	*	(0.27)*	1.07	*	(0.27)*	46
3.95	730,560	1.05		(0.47)	1.05		(0.47)	118
13.15	814,636	1.05		(0.56)	1.05		(0.56)	106
30.60	776,915	1.05		(0.13)	1.04		(0.12)	108
7.13	744,480	1.05		(0.17)	1.02		(0.14)	113
11.30	728,843	1.01		(0.21)	1.01		(0.21)	114
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	45

Financial Highlights (Unaudited) (continued)

Small Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/95)
2016(e)	$21.57	$(0.04)	$(1.05)	$(1.09)	$—	$(2.02)	$(2.02)	$18.46
2015	24.41	(0.22)	0.33	0.11	—	(2.95)	(2.95)	21.57
2014	27.13	(0.26)	2.35	2.09	—	(4.81)	(4.81)	24.41
2013	21.25	(0.26)	7.93	7.67	—	(1.79)	(1.79)	27.13
2012	20.41	(0.21)	1.35	1.14	—	(0.30)	(0.30)	21.25
2011	19.04	(0.24)	1.61	1.37	—	—	—	20.41
Class C (9/01)
2016(e)	17.89	(0.09)	(0.86)	(0.95)	—	(2.02)	(2.02)	14.92
2015	20.89	(0.33)	0.28	(0.05)	—	(2.95)	(2.95)	17.89
2014	24.05	(0.38)	2.03	1.65	—	(4.81)	(4.81)	20.89
2013	19.17	(0.38)	7.05	6.67	—	(1.79)	(1.79)	24.05
2012	18.58	(0.34)	1.23	0.89	—	(0.30)	(0.30)	19.17
2011	17.46	(0.36)	1.48	1.12	—	—	—	18.58
Class R3 (12/00)
2016(e)	20.71	(0.06)	(1.02)	(1.08)	—	(2.02)	(2.02)	17.61
2015	23.60	(0.27)	0.33	0.06	—	(2.95)	(2.95)	20.71
2014	26.45	(0.31)	2.27	1.96	—	(4.81)	(4.81)	23.60
2013	20.81	(0.30)	7.73	7.43	—	(1.79)	(1.79)	26.45
2012	20.04	(0.26)	1.33	1.07	—	(0.30)	(0.30)	20.81
2011	18.74	(0.29)	1.59	1.30	—	—	—	20.04
Class I (8/95)
2016(e)	24.51	(0.02)	(1.21)	(1.23)	—	(2.02)	(2.02)	21.26
2015	27.26	(0.19)	0.39	0.20	—	(2.95)	(2.95)	24.51
2014	29.68	(0.23)	2.62	2.39	—	(4.81)	(4.81)	27.26
2013	23.03	(0.21)	8.65	8.44	—	(1.79)	(1.79)	29.68
2012	22.04	(0.17)	1.46	1.29	—	(0.30)	(0.30)	23.03
2011	20.51	(0.19)	1.72	1.53	—	—	—	22.04

46	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(5.42)%	$30,090	1.53	%*	(0.48)%*	1.47	%*	(0.42)%*	49%
0.72	33,922	1.50		(1.00)	1.47		(0.97)	128
9.07	38,990	1.57		(1.19)	1.47		(1.09)	125
39.22	40,965	1.55		(1.17)	1.46		(1.09)	119
5.73	35,306	1.72		(1.21)	1.47		(0.97)	118
7.20	36,188	1.54		(1.19)	1.47		(1.12)	118

(5.78)	2,064	2.29	*	(1.23)*	2.22	*	(1.17)*	49
(0.03)	2,278	2.25		(1.75)	2.22		(1.72)	128
8.26	2,250	2.32		(1.94)	2.22		(1.84)	125
38.17	2,350	2.30		(1.91)	2.22		(1.83)	119
4.93	1,568	2.46		(1.96)	2.22		(1.72)	118
6.41	1,546	2.29		(1.94)	2.22		(1.87)	118

(5.61)	1,252	1.78	*	(0.73)*	1.72	*	(0.67)*	49
0.50	1,439	1.75		(1.26)	1.72		(1.23)	128
8.77	2,077	1.82		(1.44)	1.72		(1.34)	125
38.86	1,941	1.80		(1.40)	1.72		(1.32)	119
5.48	2,395	1.96		(1.46)	1.72		(1.22)	118
6.94	2,334	1.79		(1.44)	1.72		(1.37)	118

(5.33)	54,326	1.28	*	(0.23)*	1.22	*	(0.17)*	49
1.00	62,403	1.25		(0.75)	1.22		(0.71)	128
9.34	62,887	1.32		(0.94)	1.22		(0.84)	125
39.55	48,141	1.30		(0.90)	1.22		(0.82)	119
5.99	48,111	1.47		(0.96)	1.22		(0.72)	118
7.46	63,866	1.31		(0.94)	1.22		(0.84)	118

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	47

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”), Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is April 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Large Cap Growth Opportunities’ investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater.

Mid Cap Growth Opportunities’ investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies. Mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2015, the range was $1.6 billion to $28.1 billion.

Small Cap Growth Opportunities’ investment objective is growth of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2015, the range was $103 million to $4.7 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

48	Nuveen

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

The Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen	49

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$372,316,312	$—	$—	$372,316,312
Investments Purchased with Collateral from Securities Lending	80,191,188	—	—	80,191,188
Short-Term Investments:
Money Market Funds	357,048	—	—	357,048
Total	$452,864,548	$—	$—	$452,864,548

Mid Cap Growth Opportunities
Long-Term Investments*:
Common Stocks	$966,948,483	$—	$—	$966,948,483
Investments Purchased with Collateral from Securities Lending	334,587,795	—	—	334,587,795
Total	$1,301,536,278	$—	$—	$1,301,536,278

50	Nuveen

Small Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$84,100,296	$—	$—	**	$84,100,296
Investments Purchased with Collateral from Securities Lending	41,726,042	—	—		41,726,042
Short-Term Investments:
Money Market Funds	3,151,284	—	—		3,151,284
Total	$128,977,622	$—	$—	**	$128,977,622
*	Refer to Fund’s Portfolio of Investments for industry classifications.
**	Value equals zero as of the end of the reporting period. Refer to the Fund’s Portfolio of Investments for security classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Nuveen	51

Notes to Financial Statements (Unaudited) (continued)

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Growth Opportunities	Common Stocks	$78,319,357	$(78,319,357)	$—
Mid Cap Growth Opportunities	Common Stocks	327,387,056	(327,387,056)	—
Small Cap Growth Opportunities	Common Stocks	39,930,470	(39,930,470)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$5,516	$80,807	$26,617

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

52	Nuveen

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 4/30/16		Year Ended 10/31/15
Large Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	189,823	$5,738,492	293,385	$10,733,704
Class C	83,147	2,174,103	95,594	2,942,818
Class R3	26,920	779,976	62,194	2,236,858
Class R6	17,504	551,002	23,033	865,090
Class I	589,132	20,347,902	687,823	26,466,772
Shares issued to shareholders due to reinvestment of distributions:
Class A	698,514	21,462,783	686,565	23,054,856
Class C	91,518	2,328,427	63,421	1,842,376
Class R3	48,358	1,419,840	45,621	1,479,480
Class R6	91,507	3,068,118	87,371	3,142,735
Class I	951,156	31,769,784	947,393	34,001,959
	2,787,579	89,640,427	2,992,400	106,766,648
Shares redeemed:
Class A	(477,912)	(14,768,045)	(1,400,857)	(51,235,903)
Class C	(83,482)	(2,125,432)	(109,400)	(3,417,208)
Class R3	(78,561)	(2,182,147)	(108,635)	(3,786,733)
Class R6	(34,348)	(1,228,209)	(177,680)	(7,112,374)
Class I	(1,703,854)	(56,644,895)	(2,760,177)	(105,630,736)
	(2,378,157)	(76,948,728)	(4,556,749)	(171,182,954)
Net increase (decrease)	409,422	$12,691,699	(1,564,349)	$(64,416,306)

	Six Months Ended 4/30/16		Year Ended 10/31/15
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,001,890	$35,812,712	1,685,601	$71,861,448
Class C	38,007	1,109,385	96,491	3,326,130
Class R3	827,385	28,215,410	483,013	19,544,907
Class R6	165,615	6,738,057	714,512	34,158,123
Class I	998,596	40,826,875	1,868,955	90,743,962
Shares issued to shareholders due to reinvestment of distributions:
Class A	792,841	29,200,332	1,578,073	61,923,572
Class C	66,705	1,969,787	126,736	4,099,904
Class R3	149,955	5,236,446	302,689	11,344,768
Class R6	49,885	2,136,595	53,391	2,398,848
Class I	1,001,858	42,719,209	2,256,936	101,110,776
	5,092,737	193,964,808	9,166,397	400,512,438
Shares redeemed:
Class A	(1,958,648)	(69,678,630)	(2,127,432)	(89,836,493)
Class C	(111,534)	(3,261,335)	(154,133)	(5,431,709)
Class R3	(571,169)	(19,015,397)	(778,132)	(30,838,598)
Class R6	(159,561)	(6,620,991)	(408,175)	(20,301,930)
Class I	(3,807,657)	(155,741,980)	(3,818,895)	(184,260,176)
	(6,608,569)	(254,318,333)	(7,286,767)	(330,668,906)
Net increase (decrease)	(1,515,832)	$(60,353,525)	1,879,630	$69,843,532

Nuveen	53

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 4/30/16		Year Ended 10/31/15
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	50,548	$922,330	74,804	$1,732,493
Class C	10,863	152,717	39,382	746,413
Class R3	17,053	316,801	31,859	697,321
Class I	173,011	3,680,174	483,063	12,855,556
Shares issued to shareholders due to reinvestment of distributions:
Class A	156,382	3,021,303	204,286	4,310,437
Class C	15,927	249,421	17,461	307,657
Class R3	7,678	141,728	12,106	245,744
Class I	164,750	3,662,396	189,325	4,528,679
	596,212	12,146,870	1,052,286	25,424,300
Shares redeemed:
Class A	(148,980)	(2,794,852)	(303,868)	(7,042,087)
Class C	(15,770)	(235,427)	(37,225)	(712,570)
Class R3	(23,140)	(425,113)	(62,478)	(1,388,398)
Class I	(328,182)	(7,206,402)	(432,828)	(11,244,666)
	(516,072)	(10,661,794)	(836,399)	(20,387,721)
Net increase (decrease)	80,140	$1,485,076	215,887	$5,036,579

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$116,800,943	$488,613,374	$42,847,401
Sales	190,856,819	639,908,821	49,351,168

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Cost of investments	$341,741,962	$1,197,744,097	$122,379,546
Gross unrealized:
Appreciation	$117,176,807	$126,416,662	$11,159,703
Depreciation	(6,054,221)	(22,624,481)	(4,561,627)
Net unrealized appreciation (depreciation) of investments	$111,122,586	$103,792,181	$6,598,076

54	Nuveen

Permanent differences, primarily due to net operating losses, tax equalization, deemed dividend due to corporate actions investment from partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2015, the Funds’ last tax year end, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$518,465	$5,046,667	$(11)
Undistributed (Over-distribution of) net investment income	5,631,740	869,455	884,764
Accumulated net realized gain (loss)	(6,150,205)	(5,916,122)	(884,753)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2015, the Funds’ last tax year end, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$5,482,108	$—	$1,802,696
Undistributed net long-term capital gains	78,262,468	89,825,330	6,714,307
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$4,222,148	$39,080,850	$3,544,233
Distributions from net long-term capital gains	85,534,194	166,176,599	8,237,913
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2015, the Funds’ last tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Advisor is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.6500%	0.7000%	0.8000%
For the next $125 million	0.6375	0.6875	0.7875
For the next $250 million	0.6250	0.6750	0.7750
For the next $500 million	0.6125	0.6625	0.7625
For the next $1 billion	0.6000	0.6500	0.7500
For net assets over $2 billion	0.5750	0.6250	0.7250

Nuveen	55

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2016, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee
Large Cap Growth Opportunities	0.1998%
Mid Cap Growth Opportunities	0.1998
Small Cap Growth Opportunities	0.1998

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of Small Cap Growth Opportunities so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table.

Fund	Expense Cap	Expense Cap Expiration Date
Small Cap Growth Opportunities	1.22%	February 28, 2017

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected	$34,923	$40,917	$5,257
Paid to financial intermediaries	30,926	35,960	4,728

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances	$10,270	$5,265	$2,493

56	Nuveen

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period ended, the Distributor retained such 12b-1 fees as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained	$9,398	$6,985	$1,871

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained	$1,249	$802	$20

8. Borrowings Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2015 (the only date utilized during the current fiscal period), Mid Cap Growth Opportunities borrowed $723,550 from the Unsecured Credit Line at an annualized interest rate of 1.68% on its outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds.

The credit facility expires in July 2016 unless extended or renewed. The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Class R6 Shares

Effective June 30, 2016, Small Cap Growth Opportunities will begin offering Class R6 Shares as further described in the Fund’s most recent prospectus.

Management Fees

Effective June 30, 2016, the annual fund-level fee for the Funds, payable monthly, will be calculated according to the following schedule:

Average Daily Net Assets	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5475	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For net assets over $2 billion	0.4250	0.5250	0.5750

Nuveen	57

Notes to Financial Statements (Unaudited) (continued)

Effective June 30, 2016, the Adviser has agreed to waive fees and/or reimburse expenses for the Funds through February 28, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares as follows. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation.

Fund	Expense Cap
Large Cap Growth Opportunities	0.89%
Mid Cap Growth Opportunities	0.92
Small Cap Growth Opportunities	1.09

58	Nuveen

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen	59

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

60	Nuveen

Glossary of Terms Used in this Report (continued)

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen	61

Notes

62	Nuveen

Notes

Nuveen	63

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FCGO-0416P        16849-INV-B-06/17

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report April 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ARSTX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level, a surprisingly weak jobs growth report in May was a disappointing sign, although not necessarily indicative of a lasting downtrend. Wages have grown slightly but not nearly enough to reinvigorate Americans’ buying power. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

Furthermore, frail economies across the rest of the world have continued to cast a shadow over the U.S. Although the European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown but investors are still worried about where the world’s second-largest economy might ultimately land. Additionally, global markets were surprised by the U.K.’s June 23, 2016 referendum vote to leave the European Union, known as “Brexit.” Heightened price volatility and negative sentiment are to be expected in the near term as markets readjust and await clarity on the Brexit process and its impact on the U.K., Europe and across the world.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to again hold rates steady.

With global economic growth still looking fairly fragile, financial markets have become more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 24, 2016

4	Nuveen

Portfolio Managers’

Comments

Nuveen Large Cap Select Fund

Nuveen Small Cap Select Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc.

David Chalupnik, CFA, and Tony Burger, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Tony joined the management team for the Fund in 2004.

Mark Traster, CFA, and Gregory Ryan, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Mark assumed portfolio manager responsibilities in 2008 and Greg joined the portfolio management team for the Fund in 2013.

On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2016.

Nuveen Large Cap Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the S&P 500® Index and the Lipper Large-Cap Core Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to achieve superior, risk-adjusted returns over the long term. Throughout the reporting period, the Fund remained cyclically oriented with the most significant change in positioning coming from an approximately 5% increase in its industrial sector weight. We reduced positioning across the board in health care, bringing the Fund to an underweight relative to the benchmark, while also moving to further underweight consumer staples. At the same time, we added several positions in energy, bringing that sector to an overweight position relative to the S&P 500® Index.

The equity market experienced heightened volatility during the reporting period as investors reacted to Chinese economic data suggesting further deceleration, rising high yield credit spreads and the impacts of weakness in oil prices. Additionally, heightened political rhetoric and government scrutiny over pricing practices in the pharmaceutical industry drove an intense sell-off among health care stocks across the capitalization spectrum. Equity markets sold off sharply in January and bottomed on February 11, 2016, before subsequently rising throughout the remainder of the reporting period as energy prices reversed from their continued downward pressure based on evidence of improving economic metrics and long-awaited signs of domestic oil production constraints. Markets were also

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen	5

Portfolio Managers’ Comments (continued)

likely boosted by additional Chinese economic stimulus measures and generally tepid global growth, which served to diminish the likelihood of Federal Reserve (Fed) rate increases in the coming months. As markets rallied off their lows, value oriented stocks gained more ground, outperforming growth and momentum stocks during the reporting period. The Fund’s underperformance versus its benchmarks was mainly the result of stock selection in the financial, information technology and consumer discretionary sectors. A lack of exposure to telecommunication services, the top performing sector in the S&P 500® Index over this time frame, as well as an underweight position in consumer staples also detracted. On the other hand, stock selection in the energy, consumer staples and industrial sectors was beneficial to the Fund’s performance during this reporting period.

The financial sector was the largest detractor of relative performance for the Fund. Shares of financial companies dropped sharply at the beginning of 2016, particularly in the banking industry, as concerns surrounding global economic health, plunging oil prices and the uncertain future pace of Fed interest rate increases weighed heavily on the sector. In particular, our positions with high interest rate sensitivity or elevated capital markets exposure were negatively impacted as interest rates declined by almost 40 basis points and the Fed indicated it was likely to increase rates only two times in 2016, down from a previous expectation of three to four increases. Our position in Citigroup Inc. was negatively affected by concerns about slowing equity market activity globally, which put downward pressure on its shares. Also, two other Fund holdings, Ameriprise Financial Inc. and E*TRADE Financial Corporation, suffered from their greater interest rate exposure. Additional macro concerns, increasing competition and a slight taper in trading volumes also weighed on investor sentiment. In terms of the latter two, we thought their share declines were unwarranted because these companies do not depend solely on interest rates for earnings upside. We believed all three holdings were already pricing in much of the risks and that their risk/reward scenarios were attractive; therefore, we maintained the positions.

In the technology sector, shares of Apple, Inc. fell fairly significantly during the reporting period. Lackluster sales of the company’s flagship iPhone product have pressured Apple’s stock over the past few quarters. However, we have maintained the Fund’s position because we believe Apple offers a solid risk/reward profile as its stock is trading at a significant discount to the market. At the same time, the company continues to have strong operating margins and return cash to shareholders. Apple will also likely benefit from a new product cycle in late 2016 when it introduces the newest iPhone model. In addition, the Fund’s position in Xilinx Inc. fell short of expectations. The company is a leading designer of programmable semiconductors with key end markets including data centers and telecommunication firms. Xilinx’s stock was weak after management softened guidance and announced plans to boost research and development spending as the company prepares to position itself to be a share taker in the future. With better-than-expected results and the expectation that current investments should lift future results, we remained an investor in Xilinx at these price levels.

In the consumer discretionary sector, shares of priceline.com Incorporated dropped sharply throughout the first half of the reporting period as Wall Street soured on the online travel industry. The industry is facing increased competition from companies such as Airbnb, Inc., which led to several analyst downgrades on lower earnings expectations for priceline.com going forward. We sold our shares, but decided to reestablish a position in priceline.com after the reporting period ended. Also, our position in Signet Jewelers Limited was negatively impacted by the company’s uptick in bad debt expenses, which resulted in investors becoming concerned about future growth prospects. While the stock recovered from its February lows, we decided to sell our shares as we believed upside was likely limited due to concerns about store traffic and increasing consumer bad debts. Shares of Royal Caribbean Cruises Limited also struggled throughout January and February before rallying back somewhat. The cruise line operator provided lower-than-expected 2016 earnings guidance due in part to the negative impact of the strong dollar. In addition, the company is facing significant headline risk as fears surrounding the Zika virus outbreak in the Caribbean are hurting the entire cruising industry. We decided to sell Royal Caribbean because its margins and revenue trends may have peaked after the company’s strong results over the past two years, which could lead to more muted stock performance going forward.

Stock selection was favorable in the energy sector where we focused the Fund’s exposure in high quality names from the exploration and production (E&P) industry in the prolific Permian Basin in Texas. This worked to our benefit as stocks of energy producers with questionable balance sheets as well as service companies came under intense pressure as crude oil prices marked new lows. For example, shares of Parsley Energy Inc. advanced significantly due to strong fourth-quarter results, which were driven by solid production reports and opportunistic acreage acquisitions. The stock remains a compelling position for the Fund with oil prices improving, combined with the company’s strong asset base and low financial leverage. Another E&P firm, Pioneer Natural Resources Company, benefited the Fund as well. After taking a hit in December and January, Pioneer’s shares appreciated strongly throughout the rest of the reporting period due to

6	Nuveen

an earnings beat, positive guidance and continued well outperformance. We believe this company has the potential to post favorable growth over the next few years, given its prime acreage position in the Permian Basin and strong production potential.

In consumer staples sector, the Fund’s standout performer was Tyson Foods, Inc., the country’s largest processor and marketer of chicken, beef and pork. The company benefited from the downturn in oil prices and its promise to end the use of human antibiotics after 2015’s avian influenza outbreak. Tyson’s shares advanced strongly after the company reported record adjusted earnings and its fourth consecutive year of earnings-per-share growth, coupled with solid 2016 guidance, a dividend increase, share repurchase commitments and additional synergies that are expected to be realized from the Hillshire merger.

Also offsetting some of the weakness in the consumer discretionary sector was our position in consumer products provider Jarden Corporation, which performed well during the reporting period. The company announced that it would be acquired by Newell Rubbermaid in a deal worth roughly $16 billion, creating a consumer products powerhouse. Jarden’s stock price responded by climbing to the price target proposed by the merger. We decided to sell our position after the stock became fully valued in our opinion. Also, our position in Target Corporation boosted Fund performance. Investors cheered a variety of drivers that should benefit earnings going forward, including improved weather conditions (after a warmer-than-normal winter), better labor statistics and corporate restructurings. Target continues to revamp operations to improve its cost structure and rejuvenate sales via higher-margin private label brands.

In the industrials sector, the Fund’s position in Eaton Corporation Plc produced strong results during the reporting period despite the company’s conservative expectations for 2016 and demand weakness across the sector. Eaton’s management continues to focus on restructuring, which is already resulting in margin benefits. This restructuring is expected to save between $120 million to $180 million per year until 2018. The company’s capital return program is also anticipated to reach $2.3 billion in share repurchases over the next three years and a dividend yield of around 4%. On the other hand, shares of Delta Air Lines, Inc. and the rest of the airline industry were pressured by fare price competition, which resulted in negative passenger unit revenue, otherwise known as PRASM. Some of the industry competition is due to lower fuel costs and some is because of aggressive expansion by smaller carriers in select markets. While the market focuses on PRASM as an indicator of airline companies’ pricing power and stability of earnings, we continue to like the prospects for Delta and held our position.

Results were flat in the health care sector, where strength from our position in Allergan plc was offset by weakness from Alexion Pharmaceuticals Inc. Allergan, which has been a meaningful consolidator within the specialty pharmaceutical industry, was the subject of much market speculation last fall regarding some sort of large transaction with Pfizer, which drove the stock price higher. During the fourth quarter, a deal with Pfizer was announced; however, we reduced our weight in Allergan following the news because the transaction would require a long regulatory review process. In April, the two companies announced they were scrapping the merger after the U.S. changed regulations to dissuade companies from domiciling overseas to lessen corporate taxes. Shares of Alexion Pharmaceuticals were sold off significantly along with the rest of the biotechnology industry. The company reported a strong fiscal year 2015, but initial guidance for 2016 was dampened by foreign exchange headwinds and a slowdown in revenues from its flagship Soliris product. Although we reduced the Fund’s exposure to Alexion, we believe the company’s long-term growth outlook remains on positive trajectory and continue to hold the stock.

While the utilities sector detracted modestly from performance due to the Fund’s underweight, our position in NextEra Energy Inc. posted solid return numbers during the reporting period after reporting strong fiscal year 2015 results. The company continues to have one of the better growth profiles in utilities given its dominance in the renewable space, selling merchant power and additional pipeline contracts.

Finally, the Fund had very little exposure to the defensive, high dividend paying telecommunication services sector. During the reporting period, this lack of exposure to the sector and to large benchmark weights AT&T Inc. and Verizon Communications Inc. worked to its disadvantage due to the fact that telecommunications was the strongest performing sector in the benchmark.

Nuveen	7

Portfolio Managers’ Comments (continued)

Nuveen Small Cap Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed both the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes primarily in the common stocks of small-capitalization companies with market capitalizations of $177 million to $4.3 billion at the time of purchase. During this reporting period, we continued to execute on our strategy of investing in well run small-cap companies that we believe offer good value in order to generate competitive returns for the Fund. We continued to tap into our firm’s strong fundamental research capabilities in order to find what we believe to be the best ideas within the small-cap universe. These companies exhibit strong cash flows and attractive valuations, plus have identifiable, near-term catalysts that could be realized over the next 12-24 months.

Small-cap equities encountered heightened volatility during the reporting period as investors reacted to Chinese economic data suggesting further deceleration, rising high yield credit spreads and the impacts of weakness in oil prices. Additionally, increased political rhetoric and government scrutiny over pricing practices in the pharmaceutical industry drove an intense sell-off among health care stocks across the capitalization spectrum. However, in mid-February, energy prices reversed from continued downward pressure based on evidence of improving economic metrics, easing fears of a recession as well as long-awaited signs of domestic oil production constraints. After the February 11, 2016, market lows, small-cap stocks subsequently recovered most of their losses for the reporting period, likely due to a combination of the rebound in oil prices, additional Chinese economic stimulus measures and generally tepid global growth that diminished the likelihood of Federal Reserve rate increases in the coming months. Value oriented stocks gained more ground as markets began to rally, outperforming growth and momentum stocks for the reporting period. Both the Fund and its benchmarks produced negative returns in this environment, with the Fund modestly underperforming due to stock selection in the financial and consumer staples sectors. Stock selection was favorable in the consumer discretionary, industrial, energy and information technology sectors during the reporting period.

The financial sector was the most noteworthy drag on relative results, mainly due to our position in annuity focused firm American Equity Investment Life Holding Company. The stock’s volatility was primarily the result of industry talk regarding the Department of Labor’s fiduciary proposals and how these may or may not impact industry players. In addition, credit spread widening negatively impacted the perceived value of firms like American Equity Life, given its energy and material holdings. However, we remained holders because of the continued operating strength seen in annuity sales. Offsetting some of the weakness, we did see favorable results from EPR Properties, a diversified real estate investment trust (REIT) focused on family entertainment centers, theaters and charter/private school locations. Company management has been successful at achieving above average returns from its properties. In addition, gaming licensing approval trends have been positive with regard to EPR Properties’ casino and resort project in New York.

In the consumer staples sector, the only detractor of note during the reporting period was Natural Grocers by Vitamin Cottage Inc., a specialty food retailer leveraged to the natural and organic food industry. While the company has continued to grow its store base by 20% annually, comparable store sales have decelerated materially over the past several quarters and have fallen short of expectations. Natural Grocers’ most recent quarterly results were disappointing and the company subsequently lowered its outlook for the remainder of the year. We had assumed that a variety of sales initiatives would have enabled Natural Grocers to reverse the decelerating trend, which has not been the case. Because it may take several more quarters to see improved sales results, we exited our holding following last quarter’s results.

The Fund benefited from strong stock selection in the consumer discretionary sector during the reporting period, including a position in Ethan Allen Interiors Inc., a manufacturer and specialty retailer of home furnishings. Following a modestly disappointing fiscal

8	Nuveen

first-quarter report in September 2015, company management reported better-than-expected results for both the second and third fiscal quarters. Ethan Allen has embarked on a significant new product introduction cycle where more than 70% of its product line will be new, versus the historical level of around 10-15%. Coupled with the company’s seemingly more promotional message, this strategy appears to be successful, driving better revenue and profit growth. We view Ethan Allen as a high quality, but mature company within a cyclical industry that is still in recovery. Therefore, we trimmed our position following the third-quarter report. Also, Texas Roadhouse Inc., a full-service casual dining company, benefited after reporting fourth-quarter results that were modestly ahead of expectations. These results, coupled with positive commentary on same-store sales trends and a favorable outlook for beef prices, which make up half of the company’s food costs, helped propel the stock during the reporting period. In addition, the Fund experienced positive results from its position in Capella Education Company, a for-profit online education company catering to working adults seeking mostly advanced degrees. Following disappointing fourth-quarter guidance from management in October, expectations and valuation for Capella Education were quite low. The company reported first-quarter results in April that were materially above expectations, driven largely by better profit margins and essentially inline guidance for the second quarter. Shortly after, Capella Education announced two small, but interesting acquisitions that should help accelerate revenue growth this year and in the future. The discretionary sector was also home to one laggard of note, home décor and accessories retailer Kirkland’s Inc. Earlier in the reporting period, third-quarter results were modestly below expectations as traffic slowed. More importantly, however, management reduced guidance heading into the close of the calendar year after the company increased promotions in an effort to boost store traffic. We maintained our position in Kirkland’s because we believed the sell-off was overdone, while we saw a compelling valuation for a company that we believe should experience low double-digit revenue growth and modest margin expansion. We also like Kirkland’s for its positioning as a beneficiary of increased housing related spending.

Two industrial sector stocks were strong outperformers, including solid gains from engineering and construction firm MasTec Inc., which had lagged in the previous reporting period. The company began moving past a difficult 2015 when telecommunications and pipeline customers pulled back on capital expenditures in light of difficult end market conditions. However, during this reporting period, investors appeared to be focusing on the company’s return to growth in 2016 as its oil and gas backlog grew 165% to more than $2 billion and wireless spending appeared to be showing signs of life. We also saw strength from shares of Generac Holdings Inc., a leading manufacturer of portable and permanent standby power generators. The company, which has faced headwinds in the oil and gas markets, seemed to be benefiting from residential adoption of standby power generators. Generac has appropriately cut costs and appears positioned to generate strong margins and free cash flow, particularly in a normal power outage and hurricane environment. On the other hand, a position in executive search firm Korn Ferry International detracted during the reporting period. The stock has underperformed during the reporting period mainly due to concerns that a potential U.K. exit from the eurozone would disrupt the company’s recently acquired Hay Group business. However, we believe the risk-versus-reward scenario for Korn Ferry is compelling and that the concerns are overdone at these levels.

While energy was the worst performing sector in the Russell 2000® Index, our holdings collectively advanced. We saw particularly favorable results from our stock selection in the exploration and production (E&P) industry, where we focused the Fund’s exposure in high quality, pure play Permian Basin names such as Callon Petroleum Company. This company was viewed as a safe haven and substantially outperformed the energy sector and the E&P group.

The Fund’s results in the health care sector were a mixed during the reporting period. At the macro level, health care was the second worst performing sector in the Russell 2000® Index behind energy during the reporting period. As is typical for the Fund, we were underweight in the health care space, particularly biotechnology, which doesn’t tend to align well with our investment style. The Fund benefited from this underweight as well as a successful position in HealthSouth Corporation, a leader in inpatient rehabilitation facilities. The company produced strong operating results over the past two quarters due to solid management execution, including recent acquisitions and same-store revenue growth. Volume and revenue growth are driving strong free cash flow generation, which is being used for debt reduction, share repurchases and further merger and acquisition activity. We expect this operating momentum to continue as recent acquisitions enhance HealthSouth’s ability to grow. Unfortunately, several other health care holdings traded lower, including ConforMIS Inc., an innovative manufacturer of customized, 3D-printed knee implants. A report raised unsubstantiated concerns over the company’s safety record and financing, while management also issued what we believed was overly conservative guidance for 2016 because of a minor tools recall that had already been addressed. Also, shares of Teladoc Inc., the first mover and market leader of telemedicine providers, were weak heading into the expiration of the company’s initial public offering lock-up period despite a strong fourth-quarter earnings release. The release included increased guidance and news of a

Nuveen	9

Portfolio Managers’ Comments (continued)

successful selling season as the market focused on upstart competitors and the sustainability of its per-member/per-month fee structure, which is used to generate awareness among beneficiaries to drive utilization. In addition, the Fund saw weak results from Team Health Holdings Inc., a provider of hospital-based staffing and administrative services in areas such as emergency medicine and anesthesiology. Just before this reporting period began, Team Health’s shares advanced on news of a takeover bid by AmSurg, which the company subsequently rejected in early November. The stock retraced its gains and then fell further on a debt downgrade by Moody’s following Team Health’s completed acquisition of IPC Healthcare Inc.

Results were favorable overall in the information technology sector. The Fund benefited from a position in CSG Systems International Inc., which provides customer care and billing solutions to the cable and direct broadcast satellite industry in North America. During the reporting period, the company reported strong results above expectations as solid net subscriber growth drove favorable revenue growth, significant margin expansion and increased free cash flow. CSG Systems also announced an incremental $50 million as part of an accelerated share repurchase program. Shares of BroadSoft Inc. advanced strongly during the reporting period in light of strong execution by the company. BroadSoft provides software that enables telecommunication carriers, cable operators and enterprises to convert from using legacy private branch exchange (PBX) phone systems to the newer unified communications services. Investors have rewarded BroadSoft’s stock in part due to the company’s addition of seven large service providers that are using its software to transform their old legacy systems to the newer Internet protocol-based unified communications.

The technology sector was also home to several laggards, including our position in Plantronics Inc., a leading manufacturer of wireless and corded headsets primarily for the enterprise market. The company reported an inline December quarter, but offered guidance for the subsequent quarter that was below consensus on both topline and earnings per share. Plantronics also announced a restructuring program that the market assumed would be offset by negative topline progression. However, the company maintains a strong product lineup, has announced a cost reduction plan and will benefit if foreign exchange headwinds lessen. Therefore, we maintained our position and added exposure during price weakness. Shares of business intelligence software provider Qlik Technologies Inc. were also under pressure during the reporting period. The company underperformed in the midst of the broader sell-off in growth software, coupled with concerns that new entrants within the business intelligence industry would slow Qlik’s growth. We decided to exit this position in early February.

10	Nuveen

Risk Considerations

Nuveen Large Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Small Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, IPO risk, and common stock risk. Small-cap stocks are subject to greater volatility and liquidity risks. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

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12	Nuveen

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expense.

Nuveen	13

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of term used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.29)%	(4.25)%	8.48%	5.07%
Class A Shares at maximum Offering Price	(7.93)%	(9.74)%	7.20%	4.45%
S&P 500® Index	0.43%	1.21%	11.02%	6.91%
Lipper Large-Cap Core Funds Classification Average	(0.79)%	(1.30)%	9.30%	5.93%

Class C Shares	(2.64)%	(4.95)%	7.67%	4.26%
Class I Shares	(2.17)%	(4.02)%	8.75%	5.33%

Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.86%	(4.99)%	8.61%	5.28%
Class A Shares at maximum Offering Price	(1.15)%	(10.48)%	7.33%	4.66%
Class C Shares	4.41%	(5.74)%	7.80%	4.45%
Class I Shares	4.93%	(4.81)%	8.89%	5.53%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	1.23%	1.98%	0.98%

14	Nuveen

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of term used within this section.

Fund Performance

Average Annual Total Returns as of April 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.28)%	(4.45)%	6.15%	4.89%
Class A Shares at maximum Offering Price	(7.88)%	(9.97)%	4.91%	4.27%
Russell 2000® Index	(1.90)%	(5.94)%	6.98%	5.42%
Lipper Small-Cap Core Funds Classification Average	(1.14)%	(5.07)%	6.60%	5.30%

Class C Shares	(2.64)%	(5.27)%	5.35%	4.10%
Class R3 Shares	(2.32)%	(4.71)%	5.89%	4.63%
Class I Shares	(2.08)%	(4.22)%	6.43%	5.16%
Average Annual Total Returns as of March 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.60%	(8.84)%	6.42%	4.75%
Class A Shares at maximum Offering Price	(3.32)%	(14.11)%	5.18%	4.13%
Class C Shares	2.12%	(9.52)%	5.61%	3.96%
Class R3 Shares	2.44%	(9.00)%	6.16%	4.48%
Class I Shares	2.63%	(8.64)%	6.67%	5.00%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.51%	2.26%	1.76%	1.26%

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Holding

Summaries as of April 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	98.7%
Investments Purchased with Collateral from Securities Lending	26.4%
Money Market Funds	3.4%
Other Assets Less Liabilities	(28.5)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	8.0%
Oil, Gas & Consumable Fuels	7.6%
Banks	5.8%
Capital Markets	5.6%
Technology Hardware, Storage & Peripherals	5.5%
Chemicals	5.2%
Internet Software & Services	5.0%
Biotechnology	3.9%
Machinery	3.8%
Pharmaceuticals	3.4%
Health Care Equipment & Supplies	3.3%
Media	3.2%
Electrical Equipment	3.2%
Health Care Providers & Services	2.5%
Specialty Retail	2.5%
Hotels, Restaurants & Leisure	2.1%
Consumer Finance	2.1%
IT Services	2.1%
Semiconductors & Semiconductor Equipment	2.1%
Containers & Packaging	1.9%
Other	19.9%
Investments Purchased with Collateral from Securities Lending	26.4%
Money Market Funds	3.4%
Other Assets Less Liabilities	(28.5)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Microsoft Corporation	4.7%
Apple, Inc.	4.4%
Alphabet Inc., Class A	3.3%
Bank of America Corporation	3.0%
JP Morgan Chase & Co.	2.8%

16	Nuveen

Nuveen Small Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	98.2%
Investments Purchased with Collateral from Securities Lending	39.1%
Money Market Funds	1.0%
Other Assets Less Liabilities	(38.3)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	10.1%
Real Estate Investment Trust	7.5%
Software	5.6%
Insurance	5.5%
Health Care Equipment & Supplies	5.3%
Machinery	4.1%
Health Care Providers & Services	4.0%
Semiconductors & Semiconductor Equipment	4.0%
Hotels, Restaurants & Leisure	3.5%
Specialty Retail	3.4%
Electrical Equipment	3.3%
Oil, Gas & Consumable Fuels	2.7%
Biotechnology	2.7%
IT Services	2.6%
Textiles, Apparel & Luxury Goods	2.6%
Communications Equipment	2.3%
Chemicals	2.3%
Commercial Services & Supplies	2.3%
Internet Software & Services	2.2%
Food Products	2.2%
Construction & Engineering	1.7%
Other	18.3%
Investments Purchased with Collateral from Securities Lending	39.1%
Money Market Funds	1.0%
Other Assets Less Liabilities	(38.3)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Regal-Beloit Corporation	1.8%
HealthSouth Corporation	1.8%
MasTec Inc.	1.7%
Continental Building Products Inc.	1.6%
Callon Petroleum Company Del	1.6%

Nuveen	17

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2016.

The beginning of the period is November 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$977.10	$973.60	$978.30
Expenses Incurred During the Period	$6.19	$9.86	$4.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.87	$1,019.84
Expenses Incurred During the Period	$6.32	$10.07	$5.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.01% and 1.01% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18	Nuveen

Nuveen Small Cap Select Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$977.20	$973.60	$976.80	$979.20
Expenses Incurred During the Period	$7.23	$10.89	$8.45	$6.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.55	$1,013.82	$1,016.31	$1,018.80
Expenses Incurred During the Period	$7.37	$11.12	$8.62	$6.12

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 1.72% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen	19

Nuveen Large Cap Select Fund

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.7%

	COMMON STOCKS – 98.7%

	Aerospace & Defense – 1.4%

2,364	Lockheed Martin Corporation, (2)	$549,346

	Air Freight & Logistics – 1.6%

5,871	United Parcel Service, Inc., Class B, (2)	616,866

	Airlines – 1.4%

13,400	Delta Air Lines, Inc., (2)	558,378

	Automobiles – 1.5%

43,853	Ford Motor Company	594,647

	Banks – 5.8%

80,598	Bank of America Corporation	1,173,507

17,256	JP Morgan Chase & Co., (2)	1,090,579
	Total Banks	2,264,086

	Biotechnology – 3.9%

10,423	AbbVie Inc.	635,803

3,360	Alexion Pharmaceuticals Inc., (2), (3)	467,981

5,023	Gilead Sciences, Inc.	443,079
	Total Biotechnology	1,546,863

	Building Products – 0.9%

11,690	Masco Corporation	359,000

	Capital Markets – 5.6%

4,161	Ameriprise Financial, Inc.	399,040

25,932	E*Trade Group Inc., (2), (3)	652,968

15,147	Invesco LTD	469,708

25,751	Morgan Stanley	696,822
	Total Capital Markets	2,218,538

	Chemicals – 5.2%

13,929	Dow Chemical Company, (2)	732,805

2,877	Eastman Chemical Company, (2)	219,745

7,642	PPG Industries, Inc.	843,600

806	Sherwin-Williams Company	231,572
	Total Chemicals	2,027,722

	Communications Equipment – 1.8%

25,522	Cisco Systems, Inc., (2)	701,600

20	Nuveen

Shares	Description (1)	Value

	Consumer Finance – 2.1%

14,473	Discover Financial Services, (2)	$814,396

	Containers & Packaging – 1.9%

7,872	Crown Holdings Inc., (2), (3)	416,901

7,636	WestRock Company	319,567
	Total Containers & Packaging	736,468

	Diversified Financial Services – 1.4%

9,174	NASDAQ Stock Market, Inc.	566,128

	Electrical Equipment – 3.2%

13,024	Eaton PLC	824,028

4,008	Hubbell Inc.	423,886
	Total Electrical Equipment	1,247,914

	Energy Equipment & Services – 0.5%

2,470	Schlumberger Limited, (2)	198,440

	Food Products – 1.6%

9,603	Tyson Foods, Inc., Class A, (2)	632,069

	Health Care Equipment & Supplies – 3.3%

28,156	Boston Scientific Corporation, (2), (3)	617,180

8,518	Medtronic, PLC	674,200
	Total Health Care Equipment & Supplies	1,291,380

	Health Care Providers & Services – 2.5%

3,737	Aetna Inc.	419,553

4,065	CIGNA Corporation	563,165
	Total Health Care Providers & Services	982,718

	Hotels, Restaurants & Leisure – 2.1%

6,680	Carnival Corporation	327,654

23,349	Hilton Worldwide Holdings Inc.	514,845
	Total Hotels, Restaurants & Leisure	842,499

	Household Durables – 1.1%

2,164	Mohawk Industries Inc., (3)	416,851

	Insurance – 1.6%

13,815	Hartford Financial Services Group, Inc.	613,110

	Internet & Catalog Retail – 1.2%

707	Amazon.com, Inc., (3)	466,330

	Internet Software & Services – 5.0%

1,858	Alphabet Inc., Class A, (3)	1,315,241

5,720	Facebook Inc., Class A Shares, (3)	672,558
	Total Internet Software & Services	1,987,799

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Nuveen Large Cap Select Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	IT Services – 2.1%

8,370	MasterCard, Inc.	$811,806

	Leisure Products – 1.3%

10,448	Brunswick Corporation	501,817

	Machinery – 3.8%

4,989	Deere & Company, (2)	419,625

6,840	Ingersoll Rand Company Limited, Class A	448,294

5,774	Stanley Black & Decker Inc.	646,226
	Total Machinery	1,514,145

	Media – 3.2%

13,623	Comcast Corporation, Class A	827,733

11,035	Viacom Inc., Class B	451,332
	Total Media	1,279,065

	Multiline Retail – 1.3%

6,248	Target Corporation, (2)	496,716

	Oil, Gas & Consumable Fuels – 7.6%

4,060	Concho Resources Inc., (2), (3)	471,650

6,994	Exxon Mobil Corporation, (2)	618,270

9,913	Newfield Exploration Company, (3)	359,346

5,605	Occidental Petroleum Corporation, (2)	429,623

20,194	Parsley Energy Inc. Class A Shares, (2), (3)	472,943

3,916	Pioneer Natural Resources Company, (2)	650,448
	Total Oil, Gas & Consumable Fuels	3,002,280

	Pharmaceuticals – 3.4%

7,040	Medicines Company, (2), (3)	250,554

22,388	Pfizer Inc.	732,311

6,437	Teva Pharmaceutical Industries Limited, Sponsored ADR	350,495
	Total Pharmaceuticals	1,333,360

	Road & Rail – 1.3%

18,327	CSX Corporation	499,777

	Semiconductors & Semiconductor Equipment – 2.1%

10,822	Maxim Integrated Products, Inc.	386,562

9,813	Xilinx, Inc.	422,744
	Total Semiconductors & Semiconductor Equipment	809,306

	Software – 8.0%

4,374	Adobe Systems Incorporated, (3)	412,118

6,810	Electronic Arts Inc., (3)	421,199

37,046	Microsoft Corporation	1,847,484

6,084	Salesforce.com, Inc., (2), (3)	461,167
	Total Software	3,141,968

22	Nuveen

Shares	Description (1)	Value

	Specialty Retail – 2.5%

13,060	Best Buy Co., Inc., (2)	$418,965

7,366	Lowe’s Companies, Inc., (2)	559,963
	Total Specialty Retail	978,928

	Technology Hardware, Storage & Peripherals – 5.5%

18,601	Apple, Inc.	1,743,658

25,920	Hewlett Packard Enterprise Co	431,827
	Total Technology Hardware, Storage & Peripherals	2,175,485
	Total Long-Term Investments (cost $37,098,987)	38,777,801

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 26.4%

	Money Market Funds – 26.4%

10,381,709	Mount Vernon Securities Lending Prime Portfolio, 0.524%, (4), (5)	$10,381,709
	Total Investments Purchased with Collateral from Securities Lending (cost $10,381,709)	10,381,709

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 3.4%

	Money Market Funds – 3.4%

1,342,438	First American Treasury Obligations Fund, Class Z, 0.174%, (4)	$1,342,438
	Total Short-Term Investments (cost $1,342,438)	1,342,438
	Total Investments (cost $48,823,134) – 128.5%	50,501,948
	Other Assets Less Liabilities – (28.5)%	(11,205,752)
	Net Assets – 100%	$39,296,196

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $10,127,738.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen	23

Nuveen Small Cap Select Fund

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.2%

	COMMON STOCKS – 98.2%

	Auto Components – 1.3%

34,328	Tenneco Inc., (2), (3)	$1,829,682

	Banks – 10.1%

36,700	Banner Corporation	1,570,026

70,357	Customers Bancorp Inc., (3)	1,827,875

39,230	East West Bancorp Inc.	1,470,733

64,040	Glacier Bancorp, Inc.	1,657,996

35,100	Privatebancorp, Inc., (2)	1,460,511

58,215	Renasant Corporation	1,999,103

51,535	Webster Financial Corporation	1,888,242

54,265	Western Alliance Bancorporation, (2), (3)	1,985,014
	Total Banks	13,859,500

	Biotechnology – 2.7%

3,425	Anacor Pharmaceuticals Inc., (2), (3)	214,885

23,630	Cepheid, Inc., (3)	674,400

24,097	Emergent BioSolutions, Inc., (3)	928,216

5,451	Kite Pharma Inc., (2), (3)	252,272

7,015	Neurocrine Biosciences Inc., (2), (3)	319,744

8,844	Radius Health Inc., (2), (3)	314,846

9,152	Sage Therapeutics, Inc., (2), (3)	344,939

6,144	Tesaro Inc., (2), (3)	254,607

5,198	Ultragenyx Pharmaceutical Inc., (2), (3)	351,489
	Total Biotechnology	3,655,398

	Building Products – 1.6%

113,968	Continental Building Products Inc., (3)	2,234,912

	Capital Markets – 1.2%

31,752	Evercore Partners Inc., (2)	1,639,673

	Chemicals – 2.3%

63,124	Kraton Performance Polymers Inc., (3)	1,433,546

47,043	PolyOne Corporation, (2)	1,692,607
	Total Chemicals	3,126,153

	Commercial Services & Supplies – 2.3%

35,384	HNI Corporation, (2)	1,546,988

92,712	Interface, Inc.	1,577,958
	Total Commercial Services & Supplies	3,124,946

24	Nuveen

Shares	Description (1)	Value

	Communications Equipment – 2.3%

33,026	Netgear, Inc., (3)	$1,400,302

46,947	Plantronics Inc., (2)	1,805,112
	Total Communications Equipment	3,205,414

	Construction & Engineering – 1.7%

102,301	MasTec Inc., (2), (3)	2,318,141

	Containers & Packaging – 1.2%

47,213	Berry Plastics Corporation, (2), (3)	1,700,612

	Diversified Consumer Services – 1.0%

25,565	Capella Education Company, (2)	1,414,000

	Electric Utilities – 1.3%

55,917	PNM Resources Inc.	1,771,451

	Electrical Equipment – 3.3%

52,969	Generac Holdings Inc., (2), (3)	2,019,178

38,361	Regal-Beloit Corporation	2,471,219
	Total Electrical Equipment	4,490,397

	Electronic Equipment, Instruments & Components – 1.2%

134,438	Vishay Intertechnology Inc., (2)	1,634,766

	Energy Equipment & Services – 1.0%

70,518	Matrix Service Company, (3)	1,328,559

	Food Products – 2.2%

270,497	SunOpta, Inc., (2), (3)	1,455,274

17,341	Treehouse Foods Inc., (2), (3)	1,532,944
	Total Food Products	2,988,218

	Gas Utilities – 1.1%

23,183	Spire, Inc.	1,482,785

	Health Care Equipment & Supplies – 5.3%

9,744	Abiomed, Inc., (2), (3)	946,532

88,668	ConforMIS Inc., (2), (3)	1,098,597

22,333	Integra Lifesciences Holdings Corporation, (3)	1,581,623

30,462	K2M Group Holdings Inc., (2), (3)	495,312

120,577	Nxstage Medical, Inc., (3)	1,943,701

40,433	Zeltiq Aesthetics Inc, (2), (3)	1,208,947
	Total Health Care Equipment & Supplies	7,274,712

	Health Care Providers & Services – 4.0%

16,925	Amedisys, Inc., (2), (3)	871,468

61,381	Civitas Solutions Inc., (3)	1,230,075

58,813	HealthSouth Corporation, (2)	2,438,387

Nuveen	25

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

74,353	Teladoc, Inc., (2), (3)	$903,389
	Total Health Care Providers & Services	5,443,319

	Hotels, Restaurants & Leisure – 3.5%

13,850	Buffalo Wild Wings, Inc., (2), (3)	1,851,191

28,501	Jack in the Box Inc., Term Loan, (2)	1,925,243

15,956	Red Robin Gourmet Burgers, Inc., (3)	1,034,906
	Total Hotels, Restaurants & Leisure	4,811,340

	Household Durables – 1.3%

53,814	Ethan Allen Interiors Inc., (2)	1,831,829

	Insurance – 5.5%

139,231	American Equity Investment Life Holding Company, (2)	1,949,234

29,432	Amerisafe, Inc.	1,585,796

111,377	CNO Financial Group Inc., (2)	2,045,995

62,823	Horace Mann Educators Corporation	1,953,795
	Total Insurance	7,534,820

	Internet Software & Services – 2.2%

45,484	Cornerstone OnDemand Inc., (3)	1,562,375

61,465	Q2 Holdings Inc., (3)	1,469,628
	Total Internet Software & Services	3,032,003

	IT Services – 2.6%

37,560	CSG Systems International Inc., (2)	1,666,913

78,150	NeuStar, Inc., (2), (3)	1,835,744
	Total IT Services	3,502,657

	Leisure Products – 1.6%

45,294	Brunswick Corporation	2,175,471

	Life Sciences Tools & Services – 0.8%

23,367	Cambrex Corporation, (3)	1,127,224

	Machinery – 4.1%

29,478	CLARCOR, Inc., (2)	1,732,422

50,734	ESCO Technologies Inc.	1,952,244

125,262	NN, Incorporated, (2)	1,883,940
	Total Machinery	5,568,606

	Oil, Gas & Consumable Fuels – 2.7%

208,314	Callon Petroleum Company Del, (2), (3)	2,189,380

43,015	Carrizo Oil & Gas, Inc., (2), (3)	1,521,441
	Total Oil, Gas & Consumable Fuels	3,710,821

	Pharmaceuticals – 0.3%

6,360	Intra-Cellular Therapies Inc., (2), (3)	218,275

26	Nuveen

Shares	Description (1)	Value

	Pharmaceuticals (continued)

4,255	Pacira Pharmaceuticals, Inc., (2), (3)	$230,238
	Total Pharmaceuticals	448,513

	Professional Services – 1.1%

54,219	Korn Ferry International	1,471,504

	Real Estate Investment Trust – 7.5%

28,562	Entertainment Properties Trust	1,881,665

26,186	Highwoods Properties, Inc., (2)	1,223,672

48,761	Kite Realty Group Trust	1,327,762

43,156	LaSalle Hotel Properties, (2)	1,031,428

278,328	MFA Mortgage Investments, Inc., (2)	1,923,246

12,080	Sovran Self Storage Inc.	1,283,138

82,661	STAG Industrial Inc.	1,649,914
	Total Real Estate Investment Trust	10,320,825

	Semiconductors & Semiconductor Equipment – 4.0%

186,265	Cypress Semiconductor Corporation, (2)	1,681,973

28,200	Integrated Device Technology, Inc., (3)	543,696

37,116	Mellanox Technologies, Limited, (3)	1,605,267

44,569	MKS Instruments Inc., (2)	1,598,244
	Total Semiconductors & Semiconductor Equipment	5,429,180

	Software – 5.6%

41,542	Broadsoft Inc., (2), (3)	1,626,992

41,432	CommVault Systems, Inc., (2), (3)	1,813,479

17,361	Fleetmatics Group Limited, (2), (3)	629,336

26,326	Proofpoint, Incorporated, (2), (3)	1,533,753

66,943	Synchronoss Technologies, Inc., (3)	2,079,919
	Total Software	7,683,479

	Specialty Retail – 3.4%

70,063	Express Inc., (2), (3)	1,273,745

44,774	Hibbett Sporting Goods, Inc., (2), (3)	1,616,341

105,137	Kirkland’s, Inc., (3)	1,726,350
	Total Specialty Retail	4,616,436

	Textiles, Apparel & Luxury Goods – 2.6%

28,563	Deckers Outdoor Corporation, (2), (3)	1,651,227

52,608	Steven Madden Limited, (2), (3)	1,841,806
	Total Textiles, Apparel & Luxury Goods	3,493,033

	Thrifts & Mortgage Finance – 1.1%

96,756	Everbank Financial Corporation	1,459,080

Nuveen	27

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	April 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Water Utilities – 1.2%

57,747	California Water Service Group	$1,612,874
	Total Long-Term Investments (cost $119,535,702)	134,352,333

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 39.1%

	Money Market Funds – 39.1%

53,481,378	Mount Vernon Securities Lending Prime Portfolio, 0.524%, (4), (5)	$53,481,378
	Total Investments Purchased with Collateral from Securities Lending (cost $53,481,378)	53,481,378

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.0%

	Money Market Funds – 1.0%

1,389,552	First American Treasury Obligations Fund, Class Z, 0.174%, (4)	$1,389,552
	Total Short-Term Investments (cost $1,389,552)	1,389,552
	Total Investments (cost $174,406,632) – 138.3%	189,223,263
	Other Assets Less Liabilities – (38.3)%	(52,371,795)
	Net Assets – 100%	$136,851,468

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $51,632,004.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

28	Nuveen

Statement of

Assets and Liabilities	April 30, 2016 (Unaudited)

	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $37,098,987 and $119,535,702, respectively)	$38,777,801	$134,352,333
Investments purchased with collateral from securities lending, at value (cost approximates value)	10,381,709	53,481,378
Short-term investments, at value (cost approximates value)	1,342,438	1,389,552
Receivables for:
Dividends	28,325	31,016
Due from broker	1,400	24,051
Interest	101	240
Investments sold	633,301	2,270,487
Reclaims	1,717	—
Shares sold	2,617	50,395
Other assets	19,235	36,113
Total assets	51,188,644	191,635,565
Liabilities
Payables for:
Collateral from securities lending program	10,381,709	53,481,378
Investments purchased	1,462,880	860,320
Shares redeemed	—	194,103
Accrued expenses:
Directors fees	65	221
Management fees	30,436	101,044
12b-1 distribution and service fees	2,593	22,095
Other	14,765	124,936
Total liabilities	11,892,448	54,784,097
Net assets	$39,296,196	$136,851,468
Class A Shares
Net assets	$7,527,079	$68,585,061
Shares outstanding	375,085	7,927,584
Net asset value (“NAV”) per share	$20.07	$8.65
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$21.29	$9.18
Class C Shares
Net assets	$1,102,891	$6,785,659
Shares outstanding	58,676	1,074,666
NAV and offering price per share	$18.80	$6.31
Class R3 Shares
Net assets	$—	$5,995,153
Shares outstanding	—	746,942
NAV and offering price per share	$—	$8.03
Class I Shares
Net assets	$30,666,226	$55,485,595
Shares outstanding	1,517,355	5,261,158
NAV and offering price per share	$20.21	$10.55
Net assets consist of:
Capital paid-in	$91,001,509	$118,829,833
Undistributed (Over-distribution of) net investment income	100,511	237,528
Accumulated net realized gain (loss)	(53,484,638)	2,967,476
Net unrealized appreciation (depreciation)	1,678,814	14,816,631
Net assets	$39,296,196	$136,851,468
Authorized shares – per class	2 billion	2 billion
Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen	29

Statement of

Operations	Six Months Ended April 30, 2016 (Unaudited)

	Large Cap Select	Small Cap Select
Investment Income
Dividend and interest income (net of foreign tax withheld of $703 and $—, respectively)	$329,184	$986,802
Securities lending income, net	6,272	304,798
Total investment income	335,456	1,291,600
Expenses
Management fees	153,405	653,672
12b-1 service fees – Class A Shares	9,260	88,223
12b-1 distribution and service fees – Class C Shares	7,008	34,242
12b-1 distribution and service fees – Class R3 Shares	—	16,711
Shareholder servicing agent fees	8,046	145,975
Custodian fees	4,492	9,954
Directors fees	626	2,071
Professional fees	14,176	18,508
Shareholder reporting expenses	3,474	25,926
Federal and state registration fees	20,200	27,541
Other	2,125	3,051
Total expenses	222,812	1,025,874
Net investment income (loss)	112,644	265,726
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	309,826	4,754,346
Change in net unrealized appreciation (depreciation) of investments	(1,571,024)	(9,267,311)
Net realized and unrealized gain (loss)	(1,261,198)	(4,512,965)
Net increase (decrease) in net assets from operations	$(1,148,554)	$(4,247,239)

See accompanying notes to financial statements.

30	Nuveen

Statement of

Changes in Net Assets	(Unaudited)

	Large Cap Select		Small Cap Select
	Six Months Ended 4/30/16	Year Ended 10/31/15	Six Months Ended 4/30/16	Year Ended 10/31/15
Operations
Net investment income (loss)	$112,644	$254,629	$265,726	$(102,045)
Net realized gain (loss) from investments	309,826	3,227,610	4,754,346	35,032,905
Change in net unrealized appreciation (depreciation) of investments	(1,571,024)	(2,149,683)	(9,267,311)	(24,021,705)
Net increase (decrease) in net assets from operations	(1,148,554)	1,332,556	(4,247,239)	10,909,155
Distributions to Shareholders
From net investment income:
Class A Shares	(18,734)	(26,786)	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	(171,209)	(231,222)	—	—
From accumulated net realized gains:
Class A Shares	—	—	(15,055,213)	(25,790,799)
Class C Shares	—	—	(1,864,296)	(2,732,315)
Class R3 Shares	—	—	(1,548,159)	(2,665,298)
Class I Shares	—	—	(10,869,213)	(30,829,009)
Decrease in net assets from distributions to shareholders	(189,943)	(258,008)	(29,336,881)	(62,017,421)
Fund Share Transactions
Proceeds from sale of shares	3,835,646	2,758,955	6,360,775	29,500,410
Proceeds from shares issued to shareholders due to reinvestment of distributions	126,784	178,501	27,114,416	55,704,100
	3,962,430	2,937,456	33,475,191	85,204,510
Cost of shares redeemed	(6,009,499)	(9,475,431)	(57,020,492)	(117,686,278)
Net increase (decrease) in net assets from Fund share transactions	(2,047,069)	(6,537,975)	(23,545,301)	(32,481,768)
Net increase (decrease) in net assets	(3,385,566)	(5,463,427)	(57,129,421)	(83,590,034)
Net assets at the beginning of period	42,681,762	48,145,189	193,980,889	277,570,923
Net assets at the end of period	$39,296,196	$42,681,762	$136,851,468	$193,980,889
Undistributed (Over-distribution of) net investment income at the end of period	$100,511	$177,810	$237,528	$(28,198)

See accompanying notes to financial statements.

Nuveen	31

Financial

Highlights (Unaudited)

Large Cap Select

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/03)
2016(e)	$20.59	$0.04	$(0.51)	$(0.47)	$(0.05)	$—	$(0.05)	$20.07
2015	20.13	0.08	0.46	0.54	(0.08)	—	(0.08)	20.59
2014	17.65	0.05	2.48	2.53	(0.05)	—	(0.05)	20.13
2013	13.42	0.07	4.22	4.29	(0.06)	—	(0.06)	17.65
2012	11.73	0.03	1.66	1.69	—	—	—	13.42
2011	11.65	(0.02)	0.10	0.08	—	—	—	11.73
Class C (1/03)
2016(e)	19.31	(0.03)	(0.48)	(0.51)	—	—	—	18.80
2015	18.96	(0.07)	0.42	0.35	—	—	—	19.31
2014	16.70	(0.09)	2.35	2.26	—	—	—	18.96
2013	12.73	(0.05)	4.02	3.97	—	—	—	16.70
2012	11.21	(0.06)	1.58	1.52	—	—	—	12.73
2011	11.22	(0.11)	0.10	(0.01)	—	—	—	11.21
Class I (1/03)
2016(e)	20.76	0.06	(0.51)	(0.45)	(0.10)	—	(0.10)	20.21
2015	20.30	0.13	0.46	0.59	(0.13)	—	(0.13)	20.76
2014	17.79	0.09	2.51	2.60	(0.09)	—	(0.09)	20.30
2013	13.52	0.11	4.26	4.37	(0.10)	—	(0.10)	17.79
2012	11.80	0.07	1.66	1.73	(0.01)	—	(0.01)	13.52
2011	11.71	0.01	0.10	0.11	(0.02)	—	(0.02)	11.80

32	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(2.29)%	$7,527	1.26	%*	0.37%*	1.26	%*	0.37%*	54%
2.66	7,383	1.25		0.36	1.25		0.36	124
14.35	6,511	1.31		0.23	1.30		0.24	154
32.14	4,625	1.33		0.43	1.33		0.43	117
14.41	2,924	1.43		0.26	1.43		0.26	127
0.69	2,938	1.20		(0.18)	1.20		(0.18)	139

(2.64)	1,103	2.01	*	(0.38)*	2.01	*	(0.38)*	54
1.85	684	2.00		(0.38)	2.00		(0.38)	124
13.53	683	2.07		(0.53)	2.05		(0.51)	154
31.08	518	2.07		(0.34)	2.07		(0.34)	117
13.65	195	2.18		(0.49)	2.18		(0.49)	127
(0.09)	183	1.95		(0.90)	1.95		(0.90)	139

(2.17)	30,666	1.01	*	0.63 *	1.01	*	0.63 *	54
2.88	34,615	1.00		0.63	1.00		0.63	124
14.66	40,952	1.06		0.48	1.05		0.49	154
32.43	34,444	1.08		0.72	1.08		0.72	117
14.79	34,554	1.18		0.54	1.18		0.54	127
0.89	58,314	0.95		0.07	0.95		0.07	139

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen	33

Financial Highlights (Unaudited) (continued)

Small Cap Select

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/92)
2016(e)	$11.01	$0.01	$(0.26)	$(0.25)	$—	$(2.11)	$(2.11)	$8.65
2015	14.48	(0.02)	0.37	0.35	—	(3.82)	(3.82)	11.01
2014	15.02	(0.05)	0.87	0.82	(0.02)	(1.34)	(1.36)	14.48
2013	13.54	— *	3.63	3.63	—	(2.15)	(2.15)	15.02
2012	12.44	(0.05)	1.45	1.40	—	(0.30)	(0.30)	13.54
2011	11.72	(0.09)	0.81	0.72	—	—	—	12.44
Class C (9/01)
2016(e)	8.64	(0.01)	(0.21)	(0.22)	—	(2.11)	(2.11)	6.31
2015	12.28	(0.08)	0.26	0.18	—	(3.82)	(3.82)	8.64
2014	13.00	(0.14)	0.76	0.62	—	(1.34)	(1.34)	12.28
2013	12.09	(0.09)	3.15	3.06	—	(2.15)	(2.15)	13.00
2012	11.22	(0.13)	1.30	1.17	—	(0.30)	(0.30)	12.09
2011	10.65	(0.17)	0.74	0.57	—	—	—	11.22
Class R3 (1/94)
2016(e)	10.38	— *	(0.24)	(0.24)	—	(2.11)	(2.11)	8.03
2015	13.91	(0.04)	0.33	0.29	—	(3.82)	(3.82)	10.38
2014	14.49	(0.08)	0.84	0.76	—	(1.34)	(1.34)	13.91
2013	13.17	(0.03)	3.50	3.47	—	(2.15)	(2.15)	14.49
2012	12.13	(0.08)	1.42	1.34	—	(0.30)	(0.30)	13.17
2011	11.46	(0.12)	0.79	0.67	—	—	—	12.13
Class I (5/92)
2016(e)	12.93	0.03	(0.30)	(0.27)	—	(2.11)	(2.11)	10.55
2015	16.30	0.02	0.43	0.45	—	(3.82)	(3.82)	12.93
2014	16.73	(0.02)	0.99	0.97	(0.06)	(1.34)	(1.40)	16.30
2013	14.82	0.04	4.02	4.06	—	(2.15)	(2.15)	16.73
2012	13.54	(0.02)	1.60	1.58	—	(0.30)	(0.30)	14.82
2011	12.73	(0.06)	0.87	0.81	—	—	—	13.54

34	Nuveen

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.28)%	$68,585	1.47	%***	0.31	%***	1.47	%***	0.31	%***	30%
4.08	82,080	1.42		(0.14)		1.42		(0.14)		75
5.98	100,733	1.43		(0.37)		1.43		(0.37)		90
31.74	161,488	1.34		(0.01)		1.33		—	**	78
11.62	155,624	1.36		(0.49)		1.28		(0.41)		71
6.14	275,994	1.34		(0.74)		1.30		(0.70)		69

(2.64)	6,786	2.22	***	(0.44	)***	2.22	***	(0.44	)***	30
3.19	8,036	2.17		(0.88)		2.17		(0.88)		75
5.28	8,976	2.19		(1.12)		2.19		(1.12)		90
30.67	10,331	2.09		(0.75)		2.08		(0.74)		78
10.81	10,058	2.11		(1.21)		2.03		(1.13)		71
5.35	14,009	2.09		(1.50)		2.05		(1.45)		69

(2.32)	5,995	1.72	***	0.08	***	1.72	***	0.08	***	30
3.75	7,794	1.67		(0.38)		1.67		(0.38)		75
5.75	11,570	1.68		(0.61)		1.68		(0.61)		90
31.37	19,673	1.59		(0.25)		1.58		(0.25)		78
11.42	18,386	1.61		(0.69)		1.53		(0.61)		71
5.85	20,044	1.60		(1.00)		1.55		(0.95)		69

(2.08)	55,486	1.22	***	0.55	***	1.22	***	0.55	***	30
4.29	96,071	1.17		0.11		1.17		0.11		75
6.23	156,292	1.18		(0.11)		1.18		(0.11)		90
32.02	283,064	1.09		0.24		1.08		0.25		78
12.01	261,760	1.11		(0.19)		1.03		(0.11)		71
6.36	273,983	1.09		(0.49)		1.05		(0.45)		69

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended April 30, 2016.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.

See accompanying notes to financial statements.

Nuveen	35

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is April 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Large Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater.

Small Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2015, the range was $103 million to $4.7 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund also may utilize options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

36	Nuveen

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

Nuveen	37

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$38,777,801	$—	$—	$38,777,801
Investments Purchased with Collateral from Securities Lending	10,381,709	—	—	10,381,709
Short-Term Investments:
Money Market Funds	1,342,438	—	—	1,342,438
Total	$50,501,948	$—	$—	$50,501,948

Small Cap Select
Long-Term Investments*:
Common Stocks	$134,352,333	$—	$—	$134,352,333
Investments Purchased with Collateral from Securities Lending	53,481,378	—	—	53,481,378
Short-Term Investments:
Money Market Funds	1,389,552	—	—	1,389,552
Total	$189,223,263	$—	$—	$189,223,263
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as

38	Nuveen

approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Funds. Upon termination, the borrower is required to return to the Funds securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Funds have the right to use the collateral to acquire identical securities. In the event the Funds are delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Funds. Under the Funds’ securities lending agreement, however, the securities lending agent has indemnified the Funds against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as their securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Funds, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds and the collateral delivered related to those securities as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Select	Common Stocks	$10,127,738	$(10,127,738)	$—
Small Cap Select	Common Stocks	51,632,004	(51,632,004)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Nuveen	39

Notes to Financial Statements (Unaudited) (continued)

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Large Cap Select	Small Cap Select
Securities lending fees paid	$588	$36,727

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 4/30/16		Year Ended 10/31/15
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	42,725	$884,789	81,389	$1,696,526
Class C	74,858	1,423,871	22,172	431,699
Class I	75,176	1,526,986	29,957	630,730
Shares issued to shareholders due to reinvestment of distributions:
Class A	782	15,924	1,196	24,872
Class C	—	—	—	—
Class I	5,413	110,860	7,340	153,629
	198,954	3,962,430	142,054	2,937,456
Shares redeemed:
Class A	(26,981)	(546,131)	(47,387)	(994,200)
Class C	(51,582)	(935,186)	(22,793)	(432,615)
Class I	(230,304)	(4,528,182)	(387,520)	(8,048,616)
	(308,867)	(6,009,499)	(457,700)	(9,475,431)
Net increase (decrease)	(109,913)	$(2,047,069)	(315,646)	$(6,537,975)

40	Nuveen

	Six Months Ended 4/30/16		Year Ended 10/31/15
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	297,277	$2,523,187	1,193,375	$13,818,203
Class C	35,871	216,570	53,958	483,464
Class R3	82,541	663,673	178,413	1,929,280
Class I	285,339	2,957,345	978,280	13,269,463
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,724,098	14,930,690	2,472,811	25,593,597
Class C	279,101	1,769,503	318,086	2,601,946
Class R3	192,470	1,547,457	272,307	2,663,158
Class I	840,452	8,866,766	2,048,260	24,845,399
	3,737,149	33,475,191	7,515,490	85,204,510
Shares redeemed:
Class A	(1,549,448)	(13,694,340)	(3,164,926)	(36,453,448)
Class C	(170,071)	(1,170,194)	(173,411)	(1,585,350)
Class R3	(278,829)	(2,224,536)	(531,855)	(6,042,343)
Class I	(3,292,718)	(39,931,422)	(5,184,892)	(73,605,137)
	(5,291,066)	(57,020,492)	(9,055,084)	(117,686,278)
Net increase (decrease)	(1,553,917)	$(23,545,301)	(1,539,594)	$(32,481,768)

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:

	Large Cap Select	Small Cap Select
Purchases	$22,172,786	$44,855,654
Sales	24,738,162	96,831,758

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Select	Small Cap Select
Cost of investments	$48,827,874	$176,174,492
Gross unrealized:
Appreciation	$2,387,704	$20,099,822
Depreciation	(713,630)	(7,051,051)
Net unrealized appreciation (depreciation) of investments	$1,674,074	$13,048,771

Nuveen	41

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, net operating losses, real estate investment trust adjustments and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2015, the Funds’ last tax year end, as follows:

	Large Cap Select	Small Cap Select
Capital paid-in	$(12)	$5,346,378
Undistributed (Over-distribution of) net investment income	(1)	99,994
Accumulated net realized gain (loss)	13	(5,446,372)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2015, the Funds’ last tax year end, were as follows:

	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$188,757	$7,983,746
Undistributed net long-term capital gains	—	21,334,114
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$258,008	$15,050,248
Distributions from net long-term capital gains	—	46,967,173
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2015, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Large Cap Select
Expiration:
October 31, 2017	$53,789,735
Not subject to expiration	—
Total	$53,789,735

During the Funds’ last tax year ended October 31, 2015, Large Cap Select utilized $3,211,284 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5500%	0.7000%
For the next $125 million	0.5375	0.6875
For the next $250 million	0.5250	0.6750
For the next $500 million	0.5125	0.6625
For the next $1 billion	0.5000	0.6500
For net assets over $2 billion	0.4750	0.6250

42	Nuveen

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Large Cap Select	0.1998%
Small Cap Select	0.1998

The Adviser has agreed to waive fees and/or reimburse expenses of Large Cap Select through February 28, 2017 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.05% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Small Cap Select
Sales charges collected	$4,127	$10,070
Paid to financial intermediaries	4,093	8,871

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Small Cap Select
Commission advances	$4,698	$624

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Select	Small Cap Select
12b-1 fees retained	$2,102	$34,242

Nuveen	43

Notes to Financial Statements (Unaudited) (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Select	Small Cap Select
CDSC retained	$599	$42

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Management Fees

Effective June 30, 2016, the annual fund-level fee for the Funds, payable monthly, will be calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875	0.6375
For the next $250 million	0.4750	0.6250
For the next $500 million	0.4625	0.6125
For the next $1 billion	0.4500	0.6000
For net assets over $2 billion	0.4250	0.5750

Effective June 30, 2016, the Adviser has agreed to waive fees and/or reimburse expenses through February 28, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of the Fund shares as follows.

Fund	Expense Cap
Large Cap Select	0.89%
Small Cap Select	1.15

44	Nuveen

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen	45

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

46	Nuveen

Notes

Nuveen	47

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FSLCT-0416P        16850-INV-B-06/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: July 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: July 7, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: July 7, 2016